PRELIMINARY PROXY STATEMENT DATED MAY 8, 2026—SUBJECT TO COMPLETION

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

Filed by the Registrant ☒      Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☒	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to Rule 14a-12

New Fortress Energy Inc.
(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

NEW FORTRESS ENERGY INC.
, 2026

Dear Fellow Stockholders:
On behalf of the Board of Directors, I cordially invite you to attend the Annual Meeting of Stockholders of New Fortress Energy Inc. (the “Annual Meeting”) to be held at Skadden, Arps, Slate, Meagher & Flom LLP and Affiliates, One Manhattan West, New York, New York 10001, on June 17, 2026, at 9:00 a.m., Eastern Time. The matters to be considered by the stockholders at the Annual Meeting are described in detail in the accompanying materials.
IT IS IMPORTANT THAT YOU BE REPRESENTED AT THE ANNUAL MEETING REGARDLESS OF THE NUMBER OF SHARES YOU OWN OR WHETHER YOU ARE ABLE TO ATTEND THE ANNUAL MEETING IN PERSON. Let me urge you to vote today by the Internet, by telephone or by completing, signing and returning your proxy card in the envelope provided.
PLEASE NOTE THAT YOU MUST FOLLOW THESE INSTRUCTIONS IN ORDER TO ATTEND AND BE ABLE TO VOTE AT THE ANNUAL MEETING: All stockholders may vote in person at the Annual Meeting. In addition, any stockholder may also be represented by another person at the Annual Meeting by executing a proper proxy designating that person as the proxy with power to vote your shares on your behalf. If you are a beneficial owner of shares, you must take the following three steps in order to be able to attend and vote at the Annual Meeting: (1) obtain a legal proxy from your broker, bank or other holder of record and present this legal proxy to the inspector of elections along with your ballot; (2) contact our Investor Relations department to obtain an admission card and present this admission card to the inspector of elections; and (3) present an acceptable form of photo identification, such as a driver’s license or passport, to the inspector of elections.

Sincerely,

/s/ Wesley R. Edens

Wesley R. Edens
Chairman of the Board of Directors

NEW FORTRESS ENERGY INC.
NOTICE OF THE 2026 ANNUAL MEETING OF STOCKHOLDERS
To the Stockholders of New Fortress Energy Inc.:
The annual meeting of stockholders (the “Annual Meeting”) of New Fortress Energy Inc., a Delaware corporation, will be held at Skadden, Arps, Slate, Meagher & Flom LLP and Affiliates, One Manhattan West, New York, New York 10001, on June 17, 2026, at 9:00 a.m., Eastern Time. The matters to be considered and acted upon by stockholders at the Annual Meeting, which are described in detail in the accompanying materials, are:

(i)	a proposal to elect two Class I directors to serve until the 2029 annual meeting of stockholders and until their successors are duly elected or appointed and qualified (the "Directors Proposal");

(ii)	a proposal to approve the appointment of Ernst & Young LLP as independent registered public accounting firm for the Company for fiscal year 2026 (the "Auditor Approval Proposal");

(iii)
a proposal to approve and adopt, effective as of the closing of the Restructuring Transaction, an amendment and restatement to the Company’s Certificate of Incorporation (the “Certificate of Incorporation”), in the form attached to this Proxy Statement as Annex A (the “Amended Certificate of Incorporation”), for the following amendments (collectively, the “Charter Amendment Proposal”):
a)    Board Declassification – to amend certain provisions of the Certificate of Incorporation to remove the existing staggered board (Proposal 3A);

b)    Majority Voting for Directors – to amend the Certificate of Incorporation to provide for the election of directors by a majority of the total votes that may be cast in the election of directors by holders of all issued and outstanding shares of the Company entitled to vote (Proposal 3B);

c)    Minimum Board Size – to amend the Certificate of Incorporation to increase the minimum size of the Board from one director to three directors (Proposal 3C);

d)    Entitlement to Vote on Certain Matters – to amend the Certificate of Incorporation to provide that holders of shares of Class A common stock will not be entitled to vote on any amendment to the Certificate of Incorporation (including the Certificate of Designations and any other applicable designation of capital stock) that relates solely to the terms of one or more outstanding series of shares of preferred stock or other classes or series of capital stock if the holders of such affected classes or series are entitled, either separately or together with the holders of one or more other such classes or series, to vote thereon pursuant to the Certificate of Incorporation (including the Certificate of Designations and any other applicable designation of capital stock) or pursuant to the General Corporation Law of the State of Delaware (the "DGCL") (Proposal 3D);

e)    Officer Exculpation – to amend the Certificate of Incorporation to provide for exculpation of certain of the Company’s officers from liability to the extent permitted by Delaware law, substantially aligning the protections for the Company’s officers with those currently afforded to the Company’s directors (Proposal 3E);

f)    Removal of References to the Company’s Class B Shares – to amend the Certificate of Incorporation to remove any and all references to shares of the Company’s Class B common stock, including the terms associated with such stock (Proposal 3F);

g)    Reverse Stock Split – to amend the Certificate of Incorporation to effect a reverse split of the Company’s issued and outstanding shares of Common Stock (the “Reverse Split”) at a reverse split ratio of 1-for-50 (Proposal 3G); and

h)    Amendment and Restatement of the Certificate of Incorporation – conditioned upon the receipt of the requisite vote on Proposals 3A through 3G, to approve the proposed Amended Certificate of Incorporation, which includes the approval of all other changes in the Amended Certificate of Incorporation in connection with replacing the Certificate of Incorporation with the proposed Amended Certificate of Incorporation (Proposal 3H);

(iv)
a proposal to approve, for purposes of complying with Nasdaq Listing Rule 5635(d), and for all other relevant purposes, the potential issuance of shares of Common Stock in excess of 20% of our outstanding Common Stock (the “Stock Issuance Proposal”);

(v)
a proposal to approve an amendment and restatement of the Company’s 2019 Omnibus Incentive Plan (as amended and restated as of August 7, 2020, the “Incentive Plan”), in the form attached to this Proxy Statement as Annex C (the “Amended and Restated Incentive Plan”) (the “Incentive Plan Proposal” and, collectively with the Charter Amendment Proposal and the Stock Issuance Proposal, the “Restructuring Transaction Proposals”);

(vi)
a proposal to adjourn the Annual Meeting to a later date or dates, if necessary or appropriate, to permit further solicitation and vote of proxies if there are insufficient votes to approve any of the Proposals (as defined below) at the time of the Annual Meeting (the “Adjournment Proposal” and, collectively with the Directors Proposal, the Auditor Approval Proposal and the Restructuring Transaction Proposals, the “Proposals”); and

(vii)	any other business properly presented at the Annual Meeting.
Stockholders of record at the close of business on     , 2026 will be entitled to notice of and to vote at the Annual Meeting. It is important that your shares be represented at the Annual Meeting regardless of the size of your holdings. A Proxy Statement, proxy card and self-addressed envelope are enclosed. Return the proxy card promptly in the envelope provided, which requires no postage if mailed in the United States. You can also vote by telephone or by the Internet by following the instructions provided on the proxy card. Whether or not you plan to attend the Annual Meeting in person, please vote by one of these three methods. If you are the record holder of your shares and you attend the meeting, you may revoke your proxy and vote in person, if you so choose.

By Order of the Board of Directors,

/s/ Kevin F. Sullivan
Kevin F. Sullivan
Secretary
111 W. 19th Street, 8th Floor
New York, New York 10011
    , 2026

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS
FOR THE STOCKHOLDER MEETING TO BE HELD ON June 17, 2026:

The Notice of Annual Meeting, Proxy Statement and the Annual Report on Form 10-K
are available on the Investor Relations section of our website at
www.newfortressenergy.com.

ANNEX A AMENDED AND RESTATED CERTIFICATE OF INCORPORATION
ANNEX B AMENDED AND RESTATED BYLAWS
ANNEX C AMENDED AND RESTATED INCENTIVE PLAN
ANNEX D CERTIFICATE OF DESIGNATIONS OF SERIES A CONVERTIBLE PREFERRED STOCK
ANNEX E REGISTRATION RIGHTS AGREEMENT
ANNEX F PRO FORMA FINANCIAL INFORMATION REQUIRED UNDER REGULATION S-X, ARTICLE 11

NEW FORTRESS ENERGY INC.
111 W. 19th Street, 8th Floor
New York, New York 10011
PROXY STATEMENT
For the 2026 Annual Meeting of Stockholders to Be Held on
June 17, 2026

This Proxy Statement and the accompanying proxy card and notice of annual meeting are provided in connection with the solicitation of proxies by and on behalf of the board of directors of New Fortress Energy Inc. (the “Board of Directors” or "Board"), a Delaware corporation, for use at the Annual Meeting to be held on June 17, 2026 and any adjournments or postponements thereof. “We,” “our,” “us,” “the Company” and “NFE” each refers to New Fortress Energy Inc. The mailing address of our executive office is 111 W. 19th Street, 8th Floor, New York, New York 10011. Our proxy materials, including this Proxy Statement, the accompanying proxy card and the notice of annual meeting, or the Notice of Internet Availability of Proxy Materials (the “Internet Notice”), if applicable, are first being mailed to holders of Class A common stock, $0.01 par value per share, of the Company (“Common Stock”), on or about    , 2026.
As of the date hereof, management has no knowledge of any business that will be presented for consideration at the Annual Meeting and which would be required to be set forth in this Proxy Statement or the related proxy materials other than the matters set forth in the Notice of Annual Meeting of Stockholders. If any other matter is properly presented at the Annual Meeting for consideration, it is intended that the persons named in the enclosed form of proxy and acting thereunder will vote in accordance with their best judgment on such matter.
Matters to be considered at the Annual Meeting
At the Annual Meeting, the stockholders of the Company will vote upon:

(i)	a proposal to elect two Class I directors to serve until the 2029 annual meeting of stockholders and until their successors are duly elected or appointed and qualified (the "Directors Proposal");

(ii)	a proposal to approve the appointment of Ernst & Young LLP as independent registered public accounting firm for the Company for fiscal year 2026 (the "Auditor Approval Proposal");

(iii)
a proposal to approve and adopt, effective as of the closing of the Restructuring Transaction, an amendment and restatement to the Company’s Certificate of Incorporation (the “Certificate of Incorporation”), in the form attached to this Proxy Statement as Annex A (the “Amended Certificate of Incorporation”), for the following amendments (collectively, the “Charter Amendment Proposal”):
a)    Board Declassification – to amend certain provisions of the Certificate of Incorporation to remove the existing staggered board (Proposal 3A);

b)    Majority Voting for Directors – to amend the Certificate of Incorporation to provide for the election of directors by a majority of the total votes that may be cast in the election of directors by holders of all issued and outstanding shares of the Company entitled to vote (Proposal 3B);

c)    Minimum Board Size – to amend the Certificate of Incorporation to increase the minimum size of the Board from one director to three directors (Proposal 3C);

d)    Entitlement to Vote on Certain Matters – to amend the Certificate of Incorporation to provide that holders of shares of Class A common stock will not be entitled to vote on any amendment to the Certificate of Incorporation (including the Certificate of Designations and any other applicable designation of capital stock) that relates solely to the terms of one or more outstanding series of shares of preferred stock or other classes or series of capital stock if the holders of such affected classes or series are entitled, either separately or together with the holders of one or more other such classes or series, to vote thereon pursuant to the Certificate of Incorporation (including the Certificate of Designations and any other applicable designation of capital stock) or pursuant to the DGCL (Proposal 3D);

e)    Officer Exculpation – to amend the Certificate of Incorporation to provide for exculpation of certain of the Company’s officers from liability to the extent permitted by Delaware law, substantially aligning the protections for the Company’s officers with those currently afforded to the Company’s directors (Proposal 3E);

f)    Removal of References to the Company’s Class B Shares – to amend the Certificate of Incorporation to remove any and all references to shares of the Company’s Class B common stock, including the terms associated with such stock (Proposal 3F);

g)    Reverse Stock Split – to amend the Certificate of Incorporation to effect a reverse split of the Company’s issued and outstanding shares of Common Stock (the “Reverse Split”) at a reverse split ratio of 1-for-50 (Proposal 3G); and

h)    Amendment and Restatement of the Certificate of Incorporation – conditioned upon the receipt of the requisite vote on Proposals 3A through 3G, to approve the proposed Amended Certificate of Incorporation, which includes the approval of all other changes in the Amended Certificate of Incorporation in connection with replacing the Certificate of Incorporation with the proposed Amended Certificate of Incorporation (Proposal 3H);

(iv)
a proposal to approve, for purposes of complying with Nasdaq Listing Rule 5635(d), and for all other relevant purposes, the potential issuance of shares of Common Stock in excess of 20% of our outstanding Common Stock (the “Stock Issuance Proposal”);

(v)
a proposal to approve an amendment and restatement of the Company’s 2019 Omnibus Incentive Plan (as amended and restated as of August 7, 2020, the “Incentive Plan”), in the form attached to this Proxy Statement as Annex C (the “Amended and Restated Incentive Plan”) (the “Incentive Plan Proposal” and, collectively with the Charter Amendment Proposal and the Stock Issuance Proposal, the “Restructuring Transaction Proposals”);

(vi)
a proposal to adjourn the Annual Meeting to a later date or dates, if necessary or appropriate, to permit further solicitation and vote of proxies if there are insufficient votes to approve any of the Proposals (as defined below) at the time of the Annual Meeting (the “Adjournment Proposal” and, collectively with the Directors Proposal, the Auditor Approval Proposal and the Restructuring Transaction Proposals, the “Proposals”); and

(vii)	any other business properly presented at the Annual Meeting.

GENERAL INFORMATION ABOUT VOTING
Solicitation of Proxies
The enclosed proxy is solicited by and on behalf of our Board of Directors. The expense of preparing, printing and mailing this Proxy Statement and the proxies solicited hereby will be borne by the Company. In addition to the use of the mail, proxies may be solicited by officers and directors, without additional remuneration, by personal interview, telephone or otherwise. The Company will also request brokerage firms, nominees, custodians and fiduciaries to forward proxy materials to the beneficial owners of Common Stock held of record as of the close of business on     , 2026, and will provide reimbursement for the cost of forwarding the materials.
Stockholders Entitled to Vote
As of April 30, 2026, there were 285,634,650 shares of Common Stock outstanding and entitled to vote. Each share of Common Stock entitles the holder to one vote. Stockholders of record at the close of business on     , 2026 are entitled to vote at the Annual Meeting and any adjournment or postponement thereof.
Stockholders of Record. If your shares are registered directly in your name with the Company’s transfer agent, Equiniti Trust Company LLC, you are considered the stockholder of record with respect to those shares, and these proxy materials were sent directly to you by the Company.
Street Name Holders. If your shares are held in an account at a brokerage firm, bank, broker-dealer or other similar organization, then you are the beneficial owner of shares held in “street name,” and these proxy materials will be or have been forwarded to you by your bank or broker. The bank or broker holding your account is considered the stockholder of record for purposes of voting at the Annual Meeting. As a beneficial owner, you have the right to instruct your bank or broker on how to vote the shares held in your account. If you wish to attend the Annual Meeting, you will need to obtain a “legal proxy” from your bank or broker.
Required Vote
A quorum will be present if the holders of a majority of the outstanding shares of Common Stock entitled to vote are present, in person or by proxy, at the Annual Meeting. If you have returned a valid proxy or if you hold your shares in your own name as holder of record and attend the Annual Meeting in person, your shares will be counted as present for the purpose of determining whether there is a quorum. Abstentions and broker “non-votes” (as described below) will be treated as shares that are present and entitled to vote for purposes of determining the presence of a quorum.
If a quorum is not present, the Annual Meeting may be adjourned by the chairman of the meeting or by the vote of a majority of the shares represented at the Annual Meeting until a quorum has been obtained.

The following table summarizes the board recommendation, voting standard, treatment of abstentions and expected treatment of broker non-votes relating to the Proposals.

Voting Item	Board Recommendation	Voting Standard	Treatment of Abstentions	Expected Treatment of Broker Non-Votes
Proposal 1- Directors Proposal	FOR	Plurality of the voting power of votes cast by holders of Common Stock	No effect	No effect
Proposal 2 - Auditor Approval Proposal	FOR	Majority of the voting power of votes cast by holders of Common Stock	No effect	No effect
Proposal 3 - Charter Amendment Proposal	FOR	Majority of the total votes that may be cast in the election of directors by holders of all issued and outstanding shares of Common Stock	Same effect as a vote AGAINST the Proposal	Same effect as a vote AGAINST the Proposal
Proposal 4 - Stock Issuance Proposal	FOR	Majority of the voting power of votes cast by holders of Common Stock	No effect	No effect
Proposal 5 - Incentive Plan Proposal	FOR	Majority of the voting power of votes cast by holders of Common Stock	No effect	No effect
Proposal 6 - Adjournment Proposal	FOR	Majority of the voting power of votes cast by holders of Common Stock	No effect	No effect
Broker non-votes are instances where a broker holding shares of record for a beneficial owner does not vote the shares because it has not received voting instructions from the beneficial owner and therefore is precluded by stock exchange rules from voting on a particular matter. Under these rules, when a broker holding shares in “street name” does not receive voting instructions from a beneficial owner, the broker has discretionary authority to vote on certain routine matters but is prohibited from voting on non-routine matters.

If the enclosed proxy card is properly executed and returned to us in time to be voted at the Annual Meeting, it will be voted as specified on the proxy card unless it is properly revoked prior thereto. If no specification is made on the proxy card as to any one or more of the Proposals, the shares of Common Stock represented by the proxy will be voted FOR the Directors Proposal, the Auditor Approval Proposal and the Restructuring Transaction Proposals, and in the discretion of the proxy holder on the Adjournment Proposal.
As of the date of this Proxy Statement, we are not aware of any other matters to be raised at the Annual Meeting.
Voting
Stockholders of Record. If you are a stockholder of record, you may instruct the proxies to vote your shares by telephone, by the Internet or by signing, dating and mailing the proxy card in the postage-paid envelope provided. In addition, you may vote your shares of Common Stock in person at the Annual Meeting.
Street Name Holders. If you are a street name holder, you will receive instructions from your bank or broker that you must follow to be able to attend the Annual Meeting or to have your shares voted at the Annual Meeting.
Right to Revoke Proxy
Stockholders of Record. If you are a stockholder of record, you may revoke your proxy instructions through any of the following methods:

•	send written notice of revocation, prior to the Annual Meeting, to our Secretary, Mr. Kevin F. Sullivan, at New Fortress Energy Inc., 111 W. 19th Street, 8th Floor, New York, New York 10011;

•	sign, date and mail a new proxy card to our Secretary;

•	dial the number provided on the proxy card and vote again;

•	log onto the website provided on the proxy card and vote again; or

•	attend the Annual Meeting and vote your shares in person.

Street Name Holders. If you are a street name holder, you must contact your bank or broker to receive instructions as to how you may revoke your proxy instructions.
Copies of Annual Report to Stockholders
A copy of our Annual Report on Form 10-K for our most recently completed fiscal year, which was filed with the Securities and Exchange Commission (the “SEC”) on April 13, 2026, will be mailed to stockholders entitled to vote at the Annual Meeting who have elected to receive a hard copy of the proxy materials and is also available without charge to stockholders upon written request to: New Fortress Energy Inc., 111 W. 19th Street, 8th Floor, New York, New York 10011, Attention: Investor Relations. You can also find a copy of our Annual Report on the Investor Relations section of the NFE website (www.newfortressenergy.com).
Voting Results
Broadridge Financial Solutions, Inc., our independent tabulating agent, will count the votes and act as the Inspector of Election (the “Inspector of Election”). We will publish the voting results in a Current Report on Form 8-K, which will be filed with the SEC within four business days of the Annual Meeting.
Confidentiality of Voting
We keep all proxies, ballots and voting tabulations confidential as a matter of practice. We permit only the Inspector of Election to examine these documents.

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

This Proxy Statement contains forward-looking statements regarding, among other things, our plans, strategies, prospects and projections, both business and financial. All statements contained in this Proxy Statement other than historical information are forward-looking statements that involve known and unknown risks and relate to future events, our future financial performance or our projected business results. In some cases, you can identify forward-looking statements by terminology such as “may,” “will,” “could,” “should,” “expects,” “intends,” “plans,” “anticipates,” “believes,” “estimates,” “predicts,” “projects,” “targets,” “potential” or “continue” or the negative of these terms or other comparable terminology. Such forward-looking statements are necessarily estimates based upon current information and involve a number of risks and uncertainties. Actual events or results may differ materially from the results anticipated in these forward-looking statements as a result of a variety of factors. While it is impossible to identify all such factors, factors that could cause actual results to differ materially from those estimated by us include:

•adequately addressing the substantial doubt as to our ability to continue as a going concern and satisfy our liquidity needs, including the consummation of certain items that management expects to occur and other transactions intended to enhance our liquidity;
•our ability to successfully consummate the Restructuring Transaction, on the timeline contemplated or at all, and our ability to realize the intended benefits of the Restructuring Transaction;
•risks related to the implementation of the Restructuring Transaction, including diverting management’s attention and resources, increased costs, and adverse effects on our relationships with customers, suppliers, employees, and other stakeholders;
•operational, financial, tax and other risks related to the separation of the Company into two independent entities as part of the Restructuring Transaction;
•our ability to maintain effective internal control over financial reporting and disclosure controls and procedures, including our ability to remediate our material weaknesses in our internal control over financial reporting and the timing of any such remediation;
•the results of our subsidiaries, affiliates, joint ventures and special purpose entities in which we invest and their ability to make dividends or distributions to us;
•construction and operational risks related to our facilities and assets, including cost overruns and delays;
•failure of LNG or natural gas to be a competitive source of energy in the markets in which we operate, and seek to operate;
•complex regulatory and legal environments related to our business, assets and operations, including actions by governmental entities or changes to regulation or legislation, in particular related to our permits, approvals and authorizations for the construction and operation of our facilities;
•delays or failure to obtain and maintain approvals and permits from governmental and regulatory agencies;
•failure to obtain a return on our investments for the development of our projects and assets and the implementation of our business strategy;
•failure to maintain sufficient working capital for the development and operation of our business and assets;
•failure to convert our customer pipeline into actual sales;
•lack of asset, geographic or customer diversification, including loss of one or more of our customers;
•competition from third parties in our business;
•cyclical or other changes in the demand for and price of liquefied natural gas (“LNG”) and natural gas;
•inability to procure LNG at necessary quantities or at favorable prices to meet customer demand, or otherwise to manage LNG supply and price risks, including hedging arrangements;
•inability to successfully develop and implement our technological solutions;
•inability to service our debt, preferred equity and comply with our covenant restrictions;
•inability to obtain additional financing to effect our strategy;
•inability to maintain the listing of our Common Stock on the Nasdaq stock market or another national securities exchange;
•inability to successfully complete mergers, sales, divestments or similar transactions related to our businesses or assets or to integrate such businesses or assets and realize the anticipated benefits, including the anticipated benefits from the sale of our Jamaica business, and our strategy and plans for the remaining portion of the Company, including the structure, form, timing and nature of potential actions with respect to the Company’s business in the future and characteristics of the business going forward;
•economic, political, social and other risks related to the jurisdictions in which we do, or seek to do, business;
•weather events or other natural or manmade disasters or phenomena;
•any future pandemic or any other major health and safety incident;
•increased labor costs, disputes or strikes, and the unavailability of skilled workers or our failure to attract and retain qualified personnel;
•changes in law, economic and financial conditions, including the effect of the tax treatment of, or changes in tax laws applicable to, us or our business or of an investment in the Common Stock, and changing trade policies and tariffs and the related uncertainty thereof; and

•other risks described in the "Risk Factors" section of this Proxy Statement and identified in the documents filed by us with the SEC.

All forward-looking statements speak only as of the date of this Proxy Statement. When considering forward-looking statements, you should keep in mind the risks set forth under “Risk Factors” and other cautionary statements included in this Proxy Statement and in Part I, Item 1A. “Risk Factors” in our Form 10-K. The cautionary statements referred to in this section also should be considered in connection with any subsequent written or oral forward-looking statements that may be issued by us or persons acting on our behalf. We undertake no duty to update these forward-looking statements, even though our situation may change in the future. Furthermore, we cannot guarantee future results, events, levels of activity, performance, projections or achievements.

QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING

The following are answers to some questions that you, as a stockholder, may have regarding the Annual Meeting and the Proposals. The Company urges you to carefully read the remainder of this Proxy Statement because the information in this section does not provide all the information that might be important to you with respect to the Annual Meeting and the Proposals.

1.Why am I receiving these proxy materials?

You are receiving this Proxy Statement and proxy card from the Company because, at the close of business on the Record Date, you were a holder of record of shares of Common Stock. This Proxy Statement describes the matters that will be presented for your consideration at the Annual Meeting. It also gives you information concerning the matters to assist you in making an informed decision. In addition to the Directors Proposal and the Auditor Approval Proposal typically voted on at the Annual Meeting, this Proxy Statement is also being used to approve other Proposals, including the Restructuring Transaction Proposals. As discussed in greater detail below, the Restructuring Transaction cannot be completed unless and until the Restructuring Transaction Proposals are all approved. The approval of the Adjournment Proposal would permit the Board to adjourn the Annual Meeting to a later date or dates, if necessary or appropriate, to permit further solicitation and vote of proxies if there are insufficient votes to approve any of the Proposals at the time of the Annual Meeting. The Restructuring Transaction is not conditioned on the approval of the Adjournment Proposal.

2.What am I voting on?

The Company’s stockholders are being asked to approve:

(i)	a proposal to elect two Class I directors to serve until the 2029 annual meeting of stockholders and until their successors are duly elected or appointed and qualified;

(ii)	a proposal to approve the appointment of Ernst & Young LLP as independent registered public accounting firm for the Company for fiscal year 2026;

(iii)
a proposal to approve and adopt, effective as of the closing of the Restructuring Transaction, an amendment and restatement to the Certificate of Incorporation, in the form attached to this Proxy Statement as Annex A, for the following amendments:
a)    Board Declassification – to amend certain provisions of the Certificate of Incorporation to remove the existing staggered board (Proposal 3A);

b)    Majority Voting for Directors – to amend the Certificate of Incorporation to provide for the election of directors by a majority of the total votes that may be cast in the election of directors by holders of all issued and outstanding shares of the Company entitled to vote (Proposal 3B);

c)    Minimum Board Size – to amend the Certificate of Incorporation to increase the minimum size of the Board from one director to three directors (Proposal 3C);

d)    Entitlement to Vote on Certain Matters – to amend the Certificate of Incorporation to provide that holders of shares of Class A common stock will not be entitled to vote on any amendment to the Certificate of Incorporation (including the Certificate of Designations and any other applicable designation of capital stock) that relates solely to the terms of one or more outstanding series of shares of preferred stock or other classes or series of capital stock if the holders of such affected classes or series are entitled, either separately or together with the holders of one or more other such classes or series, to vote thereon pursuant to the Certificate of Incorporation (including the Certificate of Designations and any other applicable designation of capital stock) or pursuant to the DGCL (Proposal 3D);

e)    Officer Exculpation – to amend the Certificate of Incorporation to provide for exculpation of certain of the Company’s officers from liability to the extent permitted by Delaware law, substantially aligning the protections for the Company’s officers with those currently afforded to the Company’s directors (Proposal 3E);

f)    Removal of References to the Company’s Class B Shares – to amend the Certificate of Incorporation to remove any and all references to shares of the Company’s Class B common stock, including the terms associated with such stock (Proposal 3F);

g)    Reverse Stock Split – to amend the Certificate of Incorporation to effect a reverse split of the Company’s issued and outstanding shares of Common Stock (the "Reverse Split") at a reverse split ratio of 1-for-50 (Proposal 3G); and

h)    Amendment and Restatement of the Certificate of Incorporation – conditioned upon the receipt of the requisite vote on Proposals 3A through 3G, to approve the proposed Amended Certificate of Incorporation, which includes the approval of all other changes in the Amended Certificate of Incorporation in connection with replacing the Certificate of Incorporation with the proposed Amended Certificate of Incorporation (Proposal 3H);

(iv)
a proposal to approve, for purposes of complying with Nasdaq Listing Rule 5635(d), and for all other relevant purposes, the potential issuance of shares of Common Stock in excess of 20% of our outstanding Common Stock;

(v)	a proposal to approve an amendment and restatement of the Incentive Plan, in the form attached to this Proxy Statement as Annex C; and

(vi)
a proposal to adjourn the Annual Meeting to a later date or dates, if necessary or appropriate, to permit further solicitation and vote of proxies if there are insufficient votes to approve any of the Proposals (as defined below) at the time of the Annual Meeting.

3.What will happen if the Restructuring Transaction Proposals are not approved?

The Restructuring Transaction is conditioned upon the approval of the Restructuring Transaction Proposals. Accordingly, if the Restructuring Transaction Proposals are not all approved, we will be unable to complete the Restructuring Transaction. For a detailed discussion on the consequences of our failure to consummate the Restructuring Transaction, see “Risk Factors—Our ability to continue as a going concern is dependent upon our ability to complete the Restructuring Transaction and delay capital expenditures.” If we are unable to successfully consummate the Restructuring Transaction and address our near-term liquidity needs, we may be unable to satisfy our future debt service obligations, meet other financial obligations or comply with the debt covenants governing our indebtedness. If we cannot make scheduled payments on our debt, we will be in default and, as a result, lenders under and holders of any of our existing and future indebtedness could declare all outstanding principal and interest to be due and payable, the lenders under our debt instruments could terminate their commitments to loan money, our secured lenders could foreclose against the assets securing such borrowings and the Company is likely to be required or compelled to pursue alternative in-court restructuring initiatives to preserve value, which would have a material and adverse impact on stockholders and likely result in no recovery to stockholders. Any such defaults could also have adverse consequences to our status and reporting requirements, reducing our ability to quickly access the capital markets. If the Adjournment Proposal is not approved, the Board of Directors may not be able to adjourn the Annual Meeting to a later date or dates, if necessary or appropriate, to permit further solicitation and vote of proxies if there are insufficient votes to approve any of the Restructuring Transaction Proposals at the time of the Annual Meeting. However, the Restructuring Transaction is not conditioned upon approval of the Adjournment Proposal.

4.Does the Board of Directors and the Company’s management support the Restructuring Transaction?

The Board of Directors and the Company’s management support the Restructuring Transaction and believe it to be in the best interests of the Company and our stockholders. The Board of Directors recommends that you vote FOR the Proposals at the Annual Meeting.

5.What interests do the Company’s officers, directors and principal stockholders have in the approval of the Proposals?

Wesley R. Edens and Randal A. Nardone together beneficially own approximately 28% of our Common Stock. Mr. Edens and Mr. Nardone, like the rest of our stockholders, including certain of the Company's other officers and directors, will benefit from the Restructuring Transactions in that they will retain in a post-Restructuring Transaction equity interest in the Company, albeit substantially diluted by the issuance of Common Stock and CoreCo Convertible Preferred Stock (as defined herein) pursuant to the Restructuring Transaction. See “Security Ownership of Certain Beneficial Owners and Management.” Pursuant to the terms of the RSA (as defined herein), Mr. Edens will also purchase from certain of our existing creditors 6,672 shares of CoreCo Convertible Preferred Stock (liquidation preference of $1,000 per share) at a price of $250 per share. Additionally, subsequent to the execution of the RSA, Mr. Edens purchased approximately $110 million aggregate principal amount of the loans issued pursuant to the Term Loan A Credit Agreement (as defined herein) at a discount and is entitled by virtue of his ownership thereof to receive a pro rata portion of the consideration to be received by the lenders under the Term Loan A Credit Agreement pursuant to the Restructuring Transaction. Furthermore, Mr. Edens, Mr. Nardone and certain officers may receive future grants under the Incentive Plan and/or the FLNG 2 Incentive Program (each as described below). Mr. Edens is also expected to remain a director of the Company pursuant to the terms of the RSA.

Certain holders of the Company’s outstanding indebtedness or their affiliates may also hold equity positions in the Company and may benefit in such capacity from the approval of the Restructuring Transaction Proposals and the consummation of the Restructuring Transaction.

6.Who is soliciting my vote pursuant to this Proxy Statement and who will bear the cost of this proxy solicitation?

The Board of Directors is soliciting your vote at the Annual Meeting. The Company will bear the cost of the solicitation of proxies related to the Annual Meeting. Proxies may be solicited by officers, directors and employees of the Company, none of whom will receive any additional compensation for their services. The Company will pay persons holding shares of Common Stock in their names or in the names of nominees, but not owning such shares beneficially, such as brokerage houses, banks, and other fiduciaries, for the expense of forwarding solicitation materials to their principals.

7.Am I entitled to dissenters’ rights or appraisal rights?

None of the Company’s stockholders are entitled to dissenters’ or appraisal rights with respect to any of the Proposals being submitted to the stockholders at the Annual Meeting, or with respect to the Restructuring Transaction.

BACKGROUND OF THE RESTRUCTURING TRANSACTION PROPOSALS
Background to the Company’s Financial Difficulties
New Fortress Energy Inc. (the "Company") is a global energy infrastructure business whose integrated platform spans the full LNG value chain — from supply and liquefaction through its first-in-kind modular “Fast LNG” or “FLNG” units, to shipping via a fleet of floating storage and regasification units and LNG carriers, to downstream delivery through a network of terminals and power assets across the Americas, including facilities in Puerto Rico, Mexico, Brazil and Nicaragua supported by long-term customer arrangements and power purchase agreements.
The Company’s business model historically required significant capital and operating expenditures to timeously design, construct, procure and develop supply chain infrastructure and service its customer base. In some instances, the Company could not recoup capital outlay and generate income from customers until after the completion of construction of LNG terminal infrastructure, storage facilities and power plants. Moreover, most projects are completed in stages and are subject to risks of delay beyond the Company’s control, including: (i) the need for specialized oil and gas regulatory permits and governmental authorizations, bespoke design and engineering solutions, environmental or geological problems related to location; (ii) shortages or delays in the delivery of equipment and supplies; (iii) failure to meet technical specifications or adjustments being required based on testing or commissioning; (iv) weather interference; (v) potential labor shortages, work stoppages or labor union disputes; and (vi) where the Company successfully develops a project and/or executes on a customer contract, it faces the risk that customers may not fulfill their payment obligations. These risks are particularly pronounced in many of the non-U.S. jurisdictions in which the Company operates. Due to these factors the Company has experienced time delays and cost overruns in a number of its development and construction projects.

The Company’s liquidity position and ability to generate revenue from projects and customer contracts have been adversely impacted or delayed by the following:

•unanticipated delays in the permitting, construction or commencement of operations of its San Juan Terminal, La Paz Facility, Santa Catarina Terminal and Puerto Sandino Facility;

•the development of a first-in-kind, offshore modular FLNG 1, which experienced permitting and construction delays, and equipment failures that ultimately delayed the commencement of commercial operations;

•the Company has experienced a number of challenges in relation to its Puerto Rico business:

•local authorities’ decision to discontinue the allowance of ship-to-ship transfers of LNG within San Juan port necessitated the Company switching operational plans to less efficient and more costly means of delivery; and
•in 2023, the Company entered into a customer contract with the U.S. Army Corps of Engineers to provide services in Puerto Rico in connection with the territory’s grid stabilization project. This contract was terminated by the counterparty in March 2024, following which the Company has been pursuing a request to the Federal Emergency Management Agency (“FEMA”) for equitable adjustment to recover its unreimbursed costs and liabilities related to the early termination of this contract. The Company has received a settlement amount in connection with work undertaken for FEMA of $142 million, with the final amounts received in April 2026. This process has taken considerable time and not all costs could be recouped, which has impacted liquidity significantly;

•delays to certain scheduled power auctions in Brazil;

•the Company’s margins have been adversely impacted by fluctuations in natural gas feedstock, increases in the costs of construction materials, and swings in the shipping and freight markets; and

•the Company’s proposed LNG terminal in Shannon, Ireland has faced delays due to significant environmental activist opposition and governmental permitting denials.
The challenges above delayed the commencement of revenue-generating operations for the affected projects and, collectively, had a material impact on the Company’s liquidity. In November 2024, NFE Financing LLC (“NFE Financing”), an indirect subsidiary of the Company, issued approximately $2.73 billion in 12.000% senior secured notes due 2029 (the “New 2029 Notes”) pursuant to that certain Indenture, dated as of November 22, 2024, by and among NFE Financing, the guarantors from time to time party thereto and Wilmington Savings Fund Society, FSB, as trustee and collateral agent (as amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “New 2029 Notes Indenture”). The proceeds of the New 2029 Notes were used to repay in full the Company’s then-outstanding 6.750% Senior Secured Notes due 2025 (the “2025 Notes”) and for general corporate purposes (together, the “2024 Refinancing Transactions”). The 2024 Refinancing Transactions improved near-term liquidity and addressed the maturities of the 2025 Notes. However, many of the operational challenges described above have persisted since the 2024 Refinancing Transactions and continue to impact the Company’s revenue-generation and its ability to service its indebtedness.
In light of these liquidity challenges, in 2025, the Company initiated a process to evaluate its strategic alternatives to improve its capital structure. It retained Houlihan Lokey Capital, Inc. and Alvarez & Marsal, as financial advisors, and Skadden, Arps, Slate, Meagher & Flom LLP, as legal advisor, to assist in this evaluation. The Company, along with its advisors, considered all options available, including asset sales, capital raising, debt amendments and refinancing transactions, and other strategic transactions to provide additional liquidity and relief from acceleration under its debt agreements.
During this process, the Company engaged in significant ongoing negotiations with its creditors related to amendments to institute covenant holidays with respect to financial covenants in certain debt agreements and forbearances with respect to, among other things, missed interest payments that, if not granted, would have required the Company to consider the material and adverse impact of events of defaults in such debt agreements on the Company’s liquidity. The Company’s liquidity challenges became critical in November 2025, by which point the Company had insufficient liquidity to make interest payments due on certain of its debt instruments. The Company entered into short-term, rolling waivers and forbearances with certain of its lenders and noteholders to allow it to pursue restructuring discussions.
The Company’s strategic review process resulted in its entry into the RSA on March 17, 2026. In addition to the Restructuring Transaction described below and the separation of the Company into BrazilCo and CoreCo (each, as defined below), the Company continues to actively consider and evaluate further opportunistic strategies that seek to optimize the value of CoreCo’s portfolio, while providing additional liquidity and cash flow to the remaining CoreCo business. These strategies may include the sale of certain CoreCo assets, capital raising transactions or other strategic transactions. However, there are inherent uncertainties regarding the ability of CoreCo to effect any such transactions, and substantial risks relating to the ability of CoreCo to realize the anticipated benefits of pursuing one or more of these strategies.
Restructuring Support Agreement
On March 17, 2026, the Company and certain of its subsidiaries (together, the "Company Parties" and each, a "Company Party") entered into a restructuring support agreement (together with all exhibits, annexes, schedules, and appendices thereto, the “RSA”) with certain of its lenders and noteholders, including:

•certain members of an ad hoc group of holders of the New 2029 Notes;

•certain members of an ad hoc group of term lenders under that certain Credit Agreement, dated as of October 30, 2023, by and among the Company, as the borrower, the guarantors from time to time party thereto, the lenders from time to time party thereto, and Morgan Stanley Senior Funding, Inc., as administrative agent and collateral agent (as amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Term Loan B Credit Agreement”);

•certain holders of debt under that certain Credit Agreement, dated as of April 15, 2021, by and among the Company, as the borrower, the guarantors from time to time party thereto, the lenders and issuing banks from time to time party thereto, and MUFG Bank Ltd., as administrative agent and collateral agent (as amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Revolving Credit Agreement”), being lenders under a facility currently drawn at approximately $100 million (the “R-1 Revolving Credit Facility”) and under a facility currently drawn at approximately $560 million (the “R-2 Revolving Credit Facility”);

•certain members of an ad hoc group of term lenders under that certain Credit Agreement, dated as of July 19, 2024, by and among the Company, as the borrower, the guarantors from time to time party thereto, the lenders from time to time party thereto, and Morgan Stanley Senior Funding, Inc., as administrative agent and collateral agent (as amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Term Loan A Credit Agreement”); and

•a majority of the members of an ad hoc group of creditors with recourse to the collateral assets in the Company’s core business, but not to the Company’s FLNG assets or Brazil business, including (1) holders of the 6.500% Senior Notes due 2026 (the “2026 Legacy Notes”) issued pursuant to that certain Indenture, dated as of April 12, 2021, by and among the Company, as the issuer, the guarantors from time to time party thereto and U.S. Bank Trust Company, National Association (as successor in interest to U.S. Bank National Association), as trustee and collateral agent, (2) holders of the 8.750% Senior Secured Notes (the “2029 Legacy Notes” and together with the 2026 Legacy Notes, the “Legacy Notes”) issued pursuant to that certain Indenture, dated as of March 8, 2024, by and among the Company, as the issuer, the guarantors from time to time party thereto and U.S. Bank Trust Company, National Association, as trustee and collateral agent (as amended, supplemented or otherwise modified from time to time, the “2029 Legacy Notes Indenture”) and (3) creditors of the debt under that certain Credit Agreement, dated as of November 22, 2024, by and among the Company, as the borrower, the guarantors from time to time party thereto, NFE Brazil Investments LLC, as the lender, and Wilmington Savings Fund Society, FSB, as the administrative agent and as collateral agent (the “Series I Credit Agreement”), and under that certain Credit Agreement, dated as of December 6, 2024, by and among the Company, as the borrower, the guarantors from time to time party thereto, NFE Financing, as the lender, and Wilmington Savings Funds Society, FSB, as the administrative agent and as collateral agent (the “Series II Credit Agreement”) (collectively, the “Supporting Creditors”).

Holders of or lenders under the debt instruments described above that are not already party to the RSA may become Additional Supporting Creditors (as defined in the RSA) by executing and delivering a joinder in accordance with the terms of the RSA.

The RSA sets forth principal terms for a comprehensive corporate and organizational restructuring of the Company and a financial restructuring of the Company’s principal funded debt obligations (the “Restructuring Transaction”). Capitalized terms not defined herein will have the meanings ascribed to them in the RSA.

The RSA contemplates, among other things, the following material terms:

•The Company will separate into two independent groups: one generally comprising the Company’s businesses, assets and subsidiaries in Brazil and land in Wyalusing, Pennsylvania (“BrazilCo”), and the other generally comprising the Company’s other businesses, assets and subsidiaries, which will be retained by the Company (“CoreCo”);

•Obligations under the 2026 Legacy Notes, the 2029 Legacy Notes, the Term Loan A Credit Agreement, the Term Loan B Credit Agreement, the Revolving Credit Agreement, the New 2029 Notes, debt under the Series I Credit Agreement and debt under the Series II Credit Agreement will be released in full and exchanged (in each case on a ratable basis) for one or a combination of the following debt obligations and equity securities:

◦100% of the common equity interests in BrazilCo will be extinguished or distributed to the holders of the New 2029 Notes, holders of the debt under the R-2 Revolving Credit Facility, and the holders of the debt under the Term Loan A Credit Agreement, such that 100% of the common equity of BrazilCo (the “BrazilCo Common Equity”) shall be distributed to the holders of the New 2029 Notes in partial exchange for the New 2029 Notes subject to dilution by (a) the issuance of the BrazilCo Common Equity to holders of the debt under the R-2 Revolving Credit Facility and debt under the Term Loan A Credit Agreement to the extent such holders elect to receive their pro rata share of the RCF 2/ TLA BrazilCo Equity Pool and (b) the BrazilCo MIP;

◦approximately $571.3 million in senior secured term loans incurred by the Company, as the borrower, and guaranteed by each subsidiary of the Company that will be part of CoreCo (subject to customary exclusions and other exclusions to be agreed) (“New CoreCo Term Loans”);

◦convertible preferred stock of the Company with an aggregate liquidation preference of approximately $2.46 billion (“CoreCo Convertible Preferred Stock”);

◦issue such number of shares of Common Stock as is sufficient for the Supporting Creditors to hold 65% of Common Stock as of the restructuring effective date (the “Restructuring Effective Date”), before giving effect to an incentive plan for directors, officers and other employees of the Company or any conversion of the CoreCo Convertible Preferred Stock into Common Stock;

◦$400 million in non-recourse term loans (the “FLNG 2 Term Loans”) incurred or issued by the subsidiary that owns the Company’s Fast LNG 2 assets, NFE FLNG 2 LLC, a Delaware limited liability company, or an immediate holding company of that company (“FLNG 2 Co”), payable in full on the third anniversary of the Restructuring Effective Date, guaranteed by certain subsidiaries of FLNG 2 Co and secured by substantially all assets of FLNG 2 Co and such subsidiaries;

◦$200 million in non-convertible, preferred equity (the “FLNG 2 Preferred Equity”) issued by FLNG 2 Co; and/or

◦eligible creditors will receive the Early Consent Fee and the Standstill Fee (as applicable).

•Obligations under that certain Credit Agreement, dated as of November 22, 2024 (as amended, restated, supplemented, or otherwise modified from time to time, the “Brazil Parent Intercompany Credit Agreement”), among NFE Brazil Investments LLC, a Delaware limited liability company, as borrower, NFE Financing, as lender, the guarantors from time to time party thereto, and Wilmington Savings Fund Society, FSB as administrative agent and collateral agent, shall be released in full or otherwise discharged and the Brazil Parent Intercompany Credit Agreement will be terminated;

•Corporate governance matters regarding CoreCo ;

•Letters of credit issued under the Company’s existing letter of credit facility (the “Letter of Credit Facility”) or Revolving Credit Agreement will be backstopped or replaced by letters of credit issued under either Letter of Credit Facility for CoreCo or a new fully committed letter of credit facility for BrazilCo, as applicable;

•Certain other existing debt facilities and other liabilities will be refinanced, renegotiated, or compromised, or will remain outstanding in accordance with their existing terms;

•All shares of Common Stock outstanding immediately prior to the consummation of the Restructuring Transaction will remain outstanding and will represent 35% of Common Stock issued and outstanding following the consummation of the Restructuring Transaction but before giving effect to an incentive plan for directors, officers and other employees of the Company or any conversion of the CoreCo Convertible Preferred Stock into Common Stock;

•After the Restructuring Effective Date, and in any event, not later than 120 days thereafter, the Board of Directors of CoreCo (the “CoreCo Board”) will adopt an equity incentive program for directors, officers, and other employees of NFE (the “NFE MIP”) that provides for the issuance of equity and/or equity-based compensation. 10% of the shares of Common Stock on a fully diluted basis as of the Restructuring Effective Date (prior to giving effect to any conversion of the CoreCo Convertible Preferred Stock into shares of Common Stock) and 7% of the CoreCo Convertible Preferred Stock outstanding as of the Restructuring Effective Date will be reserved for issuance in connection with the NFE MIP. The participants of the NFE MIP, the allocations, the reservation for future issuances, the form of equity-based compensation to such participants (including the amount of allocations and the timing of the grant of the equity-based compensation), and the terms and conditions of such equity-based compensation (including vesting, exercise prices, base values, hurdles, forfeiture, repurchase rights and transferability) will be determined by the CoreCo Board. The anticipated CoreCo Board will, as soon as reasonably practicable following its selection, engage a compensation consultant to assist it in evaluating and determining the terms and conditions of the equity-based compensation to be awarded under the NFE MIP. Awards granted under the NFE MIP will be issued under the Amended and Restated Incentive Plan, if the Incentive Plan Proposal and the other Restructuring Transaction Proposals are approved by our stockholders. Subject to such approval, the Amended and Restated Incentive Plan will become effective as of the Restructuring Effective Date; and

•If required in order to meet a consolidated minimum liquidity threshold ($100 million) on the Restructuring Effective Date, or projected consolidated liquidity of not less than $100 million at the end of each monthly period projected by CoreCo’s business plan, the Company will offer to all eligible creditors the opportunity to participate in a capital raise, pursuant to which the Company would (x) raise up to $35 million (after giving effect to any original issue discount) in aggregate principal amount of additional New CoreCo Term Loans (such New CoreCo Term Loans, the "Senior Capital Raise Term Loans") and, (y) to the extent the consolidated minimum liquidity threshold would not be met after giving effect to the additional New CoreCo Term Loans, term loans second ranking to those described in (x) above (such term loans, the “Capital Raise Junior Term Loans,” and such raise of Senior Capital Raise Term Loans and/or Capital Raise Junior Term Loans, the “Capital Raise”) in an amount such that the consolidated minimum liquidity threshold would be met.

Provided certain conditions are met (as set out in the RSA), the Company will pay to holders of or lenders under the debt instruments described above that became Supporting Creditors on or before 5:00 p.m. New York City time on April 8, 2026, an early consent fee (the “Early Consent Fee”) in an amount equal to 0.75% of the principal amount of such Supporting Creditors’ pro rata claim in:

•the principal outstanding under the 2026 Legacy Notes for each supporting holder of 2026 Legacy Notes;

•the principal outstanding under the 2029 Legacy Notes for each supporting holder of 2029 Legacy Notes;

•the principal outstanding under the Term Loan B Credit Agreement for each supporting lender under the Term Loan B Credit Agreement;

•the principal outstanding under the R-1 Revolving Credit Facility for each supporting lender under the R-1 Revolving Credit Facility;

•for each supporting lender under the R-2 Revolving Credit Facility, (i) the principal outstanding under the R-2 Revolving Credit Facility, plus (ii) a share of principal outstanding under the Series I Credit Agreement and the Series II Credit Agreement in proportion to the share of recoveries for lenders under the R-2 Revolving Credit Facility in respect of certain assets of NFE Financing together with a guarantee from Bradford County Real Estate Partners LLC (the “Brazil Collateral”) governed by an intercreditor agreement dated December 6, 2024 (the “Brazil Parent ICA”);

•for each supporting lender under the Term Loan A Credit Agreement, (i) the principal outstanding under the Term Loan A Credit Agreement, plus (ii) a share of principal outstanding under the Series I Credit Agreement and the Series II Credit Agreement in proportion to the share of recoveries for lenders under the Term Loan A Credit Agreement in respect of the Brazil Collateral under the Brazil Parent ICA; and

•for each supporting holder of the New 2029 Notes, a share of principal outstanding under the Series I Credit Agreement and the Series II Credit Agreement in proportion to the share of recoveries for holders of the New 2029 Notes in respect of the Brazil Collateral under the Brazil Parent ICA.
As of April 30, 2026, the Company has received strong indications of support for the Restructuring Transaction from holders and lenders representing over 97% of its approximately $5.8 billion principal amount of aggregate indebtedness.
A Supporting Creditor’s entitlement to the Early Consent Fee will be determined by reference to the aggregate principal amount of notes and loans held by that Supporting Creditor as of the record date specified to creditors for voting under the Restructuring Plans. Such early consent fee will be payable in kind in the form of the consideration to be afforded to such Supporting Creditors under the Restructuring Plans. Separately, the Company has agreed to pay each lender under the Revolving Credit Agreement that agrees to forbear from taking any enforcement action under the Revolving Credit Agreement a standstill fee in an amount equal to 2.00% of the outstanding loans made by such forbearing lender, provided that a simple majority of lenders under the Revolving Credit Agreement agree to forbear.
Holder Elections
Holders of debt under the R-2 Revolving Credit Facility and the Term Loan A Credit Agreement were given the opportunity to elect to receive (a) their pro rata share of $45 million in lieu of the BrazilCo Common Equity they would receive in exchange for their debt and holders of debt under the Revolving Credit Agreement were given the opportunity to elect to receive (b) additional New CoreCo Term Loans in lieu of the CoreCo Convertible Preferred Stock they would receive in exchange for their claims, up to a cap, at a rate of 50% of the liquidation preference of the CoreCo Convertible Preferred Stock in aggregate principal amount of New CoreCo Term Loans.
In addition, pursuant to the terms of the RSA, upon consummation of the Restructuring Transaction, Wesley R. Edens will purchase from certain of our existing creditors 6,672 shares of CoreCo Convertible Preferred Stock (liquidation preference of $1,000 per share) at a price of $250 per share.
The following table summarizes the allocation of the debt obligations and equity securities to be incurred or issued pursuant to the Restructuring Plans (taking into account the foregoing elections):

The RSA sets forth the commitments of the Company and the Supporting Creditors to, among other things, cooperate in good faith to negotiate the definitive documents necessary or advisable to effect the Restructuring Transaction, use their commercially reasonable efforts to consummate the Restructuring Transaction in accordance with such definitive documents, and refrain from taking any actions that would impede or would otherwise be inconsistent with the Restructuring Transaction (including by supporting or consenting to any alternative transaction, subject, in the case of the Company, to a “fiduciary out”). In addition, the Supporting Creditors have agreed to forbear from exercising remedies (or directing or consenting to any such exercise of remedies) with respect to certain specified defaults and events of default under the applicable debt instruments while the RSA is in effect.
The parties’ obligations to consummate the Restructuring Transaction are subject to the satisfaction of certain conditions, including the High Court’s entry of an order sanctioning the Restructuring Plans and the recognition of that order in the United States pursuant to chapter 15 of title 11 of the United States Code (the "U.S. Bankruptcy Code"), completion of definitive documents acceptable to the parties in accordance with standards set forth in the RSA, approval of matters set forth herein by the Company’s stockholders, receipt of required regulatory and third-party consents and approvals, and satisfaction of certain process “milestones.”
The RSA may be terminated by the Company and/or the Supporting Creditors, as applicable, upon the occurrence of specified events, including, without limitation, if (1) a material, uncured breach of certain parties’ representations, warranties, covenants, or obligations under the RSA occurs, (2) any of the conditions to the closing of the Restructuring Transaction (including the timely satisfaction of any of the process “milestones” prescribed in the RSA) is not timely satisfied or waived, (3) certain issued letters of credit are drawn or (4) the Restructuring Transaction has not closed by September 15, 2026 (which date may be automatically extended by up to 90 calendar days in certain circumstances and further extended with the consent of certain parties in accordance with the terms of the RSA through December 31, 2026). In addition, the Company may terminate the RSA if the Board of Directors determines, upon the advice of counsel, that the Company’s continued performance under the RSA would be inconsistent with the fiduciary duties of the Company’s directors.
Although the Company intends to pursue the Restructuring Transaction in accordance with the terms set forth in the RSA, there can be no assurance that the Company will satisfy all of the conditions under the RSA and complete the Restructuring Transaction as contemplated or at all. If the Company is unable to complete the Restructuring Transaction or any other alternative transactions, the Company will be required or compelled to pursue alternative in-court restructuring initiatives to preserve value, which would have a material and adverse impact on stockholders and likely result in no recovery to stockholders.
The UK Restructuring Plans
The Company intends to implement the Restructuring Transaction through restructuring plans promoted by each of two indirect subsidiaries of the Company, (i) NFE Global Holdings Limited (“NFE Global”) and (ii) NFE Brazil Newco Limited (“NFE Brazil Newco”) (each, a “PlanCo”) under Part 26A of the UK Companies Act 2006 (for each PlanCo, the “Restructuring Plan” and together, the “Restructuring Plans”) and sanctioned by the High Court. NFE Global will propose a Restructuring Plan (the “CoreCo Plan”) that will compromise the debt under the Series I Credit Agreement, Series II Credit Agreement, 2026 Legacy Notes, 2029 Legacy Notes, Revolving Credit Agreement, Term Loan A Credit Agreement and Term Loan B Credit Agreement, and NFE Brazil Newco will propose a Restructuring Plan (the “BrazilCo Plan”) that will compromise the debt under the New 2029 Notes. The

PlanCos will seek recognition of the Restructuring Plans in the United States pursuant to chapter 15 of the U.S. Bankruptcy Code. The Restructuring Plans will bind all relevant creditors, and release the obligations of the Company and all guarantors, under the debt instruments addressed in the Restructuring Plans; however, neither the Company nor any of its subsidiaries other than the PlanCos anticipate being parties to the Restructuring Plans proceedings in the High Court, the chapter 15 recognition proceedings or any other restructuring, bankruptcy or insolvency proceeding in connection with the Restructuring Plans or the Restructuring Transaction.
The Company has chosen to implement the Restructuring Transaction through the Restructuring Plans. Doing so, among other things, would avoid placing the Company or its subsidiaries into a bankruptcy procedure under chapter 11 of the U.S. Bankruptcy Code, which would be value destructive for all stakeholders.
In order to be implemented, the Restructuring Plans will require: (i) in respect of the CoreCo Plan either (a) approval of the CoreCo Plan by a number representing at least 75 percent in value of each of the CoreCo Plan creditor classes, or (b) approval of the CoreCo Plan by a number representing at least 75 percent in value of one or more (but not all) CoreCo Plan creditor classes with a genuine economic interest in NFE Global in the event of the relevant alternative (being a bankruptcy procedure under chapter 11 of the U.S. Bankruptcy Code or other insolvency proceedings in respect of the Group), and reliance on the cross-class cram down feature in respect of the CoreCo Plan creditor classes not approving the CoreCo Plan, (ii) in respect of the BrazilCo Plan, approval of the BrazilCo Plan by a number representing at least 75 percent in value of the BrazilCo Plan creditor class, and (iii) in respect of both Restructuring Plans (a) the approval of the High Court by the granting of a sanction order, and (b) the delivery of a copy of the sanction order to the Registrar of Companies in England and Wales for registration. The Restructuring Plans are interconditional.
The Restructuring Plans will also be conditional on the approval of the Restructuring Transaction Proposals described herein.
In addition, implementation of the Restructuring Transaction is conditional upon certain regulatory and other approvals, which the Company is currently seeking, including:
•Antitrust approvals in respect of the CoreCo group;
•other regulatory consents and approvals required for the continued operations of the CoreCo group and the BrazilCo group; and
•consents for change of control and related amendments under certain agreements with third parties.
If these approvals are not obtained, then the Restructuring Transaction may not be implemented.

Key Dates and Deadlines in the Chapter 15 Cases of the PlanCos
The PlanCos intend to commence cases under chapter 15 of the U.S. Bankruptcy Code in the U.S. Bankruptcy Court for the Southern District of New York (the "Bankruptcy Court"). The PlanCos intend to file a verified petition (the "Verified Petition") in their chapter 15 cases seeking, among other things, entry of an order recognizing the proceedings before the High Court as foreign main proceedings pursuant to Bankruptcy Code section 1517, recognizing Christopher Boas as a “foreign representative” as defined in Bankruptcy Code section 101(24), and granting related relief.

The PlanCos intend to seek entry of a scheduling order from the Bankruptcy Court setting the deadline to object to the relief requested in the Verified Petition (the "Objection Deadline") and the date for the evidentiary hearing to consider the relief requested in the Verified Petition (the "Recognition Hearing"). The PlanCos will seek a Recognition Hearing date of June 23, 2026, or as soon as the Bankruptcy Court may be available, and an Objection Deadline of one week before such hearing.

Once the chapter 15 cases are filed, the Verified Petition, along with all other documents filed in the chapter 15 cases of the PlanCos will be available at https://cases.ra.kroll.com/NFEGlobal (the "Case Website"). An update regarding the Objection Deadline and the Recognition Hearing Date will be available on the Case Website.
Summary of the CoreCo Convertible Preferred Stock
General
Under our Certificate of Incorporation, our Board of Directors is authorized, without further stockholder action, to issue up to 200,000,000 shares of preferred stock, par value $0.01 per share, in one or more series, in one or more series by filing a certificate of designations with the Secretary of State of the State of Delaware. Such certificate of designations may set forth the designations, powers, preferences and rights of the shares of each such series of preferred stock and the qualifications, limitations and restrictions thereof, including the dividend rate, the redemption provisions, if any, the amount payable in the event of our voluntary or involuntary liquidation, winding up or dissolution, the terms and conditions, if any, of conversion and the voting right. As of the date of this Proxy Statement, no shares of preferred stock are outstanding.
When issued, the CoreCo Convertible Preferred Stock, and any shares of Common Stock issued upon the conversion of the CoreCo Convertible Preferred Stock, will be fully paid and nonassessable, free from preemptive rights and free of any lien or adverse claim (except to the extent of any lien or adverse claim created by the action or inaction of the applicable holder).
Equiniti Trust Company, LLC serves as the transfer agent, registrar, paying agent and conversion agent for the CoreCo Convertible Preferred Stock.
Ranking
The CoreCo Convertible Preferred Stock, with respect to dividend rights and distribution rights upon our liquidation, dissolution or winding up, will rank:
•senior to (i) our Common Stock and (ii) each other class or series of our Capital Stock, now existing or hereafter authorized, classified or reclassified, the terms of which do not expressly provide that such class or series ranks on a parity basis with or senior to the CoreCo Convertible Preferred Stock as to dividend rights and distribution rights upon our voluntary or involuntary liquidation, dissolution or winding up (collectively, “Junior Securities”);
•on parity with any class or series of our Capital Stock, the terms of which expressly provide that such class or series ranks pari passu with the CoreCo Convertible Preferred Stock as to dividend rights and distribution rights upon our voluntary or involuntary bankruptcy, liquidation, dissolution or winding up (collectively, “Parity Securities”); and
•junior to any class or series of our Capital Stock, the terms of which expressly provide that such class or series ranks senior to the CoreCo Convertible Preferred Stock, has preference or priority over the CoreCo Convertible Preferred Stock as to dividend rights and distribution rights upon our voluntary or involuntary liquidation, dissolution or winding up (the issuance of which shall be subject to the consent of the holders of the CoreCo Convertible Preferred Stock as described herein), and junior to our existing and future indebtedness with respect to any distribution upon our liquidation, dissolution or winding up (collectively, “Senior Obligations”).
Dividends
From and after the Restructuring Effective Date, cumulative dividends on each share of CoreCo Convertible Preferred Stock will accrue on a daily basis in arrears at the applicable dividend rate on the sum of (i) the liquidation preference of $1,000 per share (the “Original Liquidation Preference”) plus (ii) once compounded, any compounded dividends thereon (the “Liquidation Preference”). Dividends on the CoreCo Convertible Preferred Stock will accrue whether or not earned or declared, and whether or not there are profits, surplus or other funds of the Company legally available for the payment of dividends.
The dividend rate shall be as follows: (i) three percent (3.0%) per annum from the Restructuring Effective Date to, but not including, the first anniversary of the Restructuring Effective Date; (ii) five percent (5.0%) per annum from the first anniversary of the Restructuring Effective Date to, but not including, the second anniversary of the Restructuring Effective Date; and (iii) seven percent (7.0%) per annum thereafter to, but not including, the Mandatory Conversion Date (as defined herein).
Dividends on the CoreCo Convertible Preferred Stock will be computed on the basis of a 360-day year, consisting of twelve 30-day calendar day periods. All dividends will compound quarterly on the last day of March, June, September and December of each calendar year, and will be automatically added to the then-current Liquidation Preference.
Without the prior written consent of the holders constituting at least two-thirds of the outstanding voting power of the CoreCo Convertible Preferred Stock (the “Requisite Holders”), for so long as the shares of CoreCo Convertible Preferred Stock remain outstanding: (i) no dividends or other distributions (other than in shares of Common Stock or in shares of any class or series of preferred stock ranking junior to the CoreCo Convertible Preferred Stock as to dividends and upon liquidation) will be declared or paid or set aside for payment upon shares of Common Stock or preferred stock ranking junior to or on parity with the CoreCo Convertible Preferred Stock as to dividends or upon liquidation; and (ii) any shares of Common Stock or preferred stock ranking junior to or on a parity with the CoreCo Convertible Preferred Stock as to dividends or upon liquidation will not be redeemed, purchased or otherwise acquired for any consideration (or any moneys be paid to or made available for a sinking fund for the redemption of any such shares) by us, except (a) by conversion into or exchange for shares of, or options, warrants or rights to purchase or subscribe for, other capital stock of the Company ranking junior to the CoreCo Convertible Preferred Stock as to dividends and upon liquidation, (b) in the case of the distribution of assets upon liquidation, dissolution or winding up, (c) repurchases of capital stock upon the exercise of warrants, options or other securities convertible into or exchangeable for capital stock or upon the vesting of any profits interests, restricted stock units or similar incentive interests, or (d) “net” or “cashless” exercises of warrants, options or other securities convertible into or exchangeable for capital stock (for purposes of exercising such warrants, options or other securities, including any transfer for the payment of tax withholdings or remittance payments due as a result of the vesting, settlement or exercise of such warrants, options or other securities), in each case if such capital stock represents all or a portion of the exercise price of such warrants, options or other securities as part of a “cashless” exercise upon such exercise or vesting, as applicable.
Holders will fully participate in any dividends declared and paid or distributions on Common Stock as if the CoreCo Convertible Preferred Stock were converted into a number of shares of Common Stock (without regard to any limitations on conversion) equal to (i) the Liquidation Preference multiplied by (ii) the Conversion Rate in effect on the applicable record date (an “as-converted basis”).
Redemption
The CoreCo Convertible Preferred Stock may be redeemed by the Company at its option by irrevocable written notice out of funds legally available therefor. The Company may redeem the CoreCo Convertible Preferred Stock, in full or in part, at any time with proceeds from (A) cash flow from operations, (B) asset sales, (C) sales of Junior Securities, and (D) incurrence of indebtedness, to the extent such incurrence (after giving effect to the use of proceeds therefrom) would not result in the Company’s consolidated total debt exceeding the consolidated total debt as of the Restructuring Effective Date. In addition, the Company may redeem the CoreCo Convertible Preferred Stock in full at any time with proceeds from the incurrence of indebtedness to the extent permitted by the New CoreCo Credit Agreement.
The redemption price with respect to a share of CoreCo Convertible Preferred Stock will be equal to the Liquidation Preference as of the redemption date, plus any accrued and unpaid dividends not previously added to the Liquidation Preference to, but not including, the redemption date, payable in cash.
The Company must provide holders with written notice (a “Redemption Notice”) of a redemption at least 10 calendar days but no more than 60 calendar days prior to the applicable redemption date, which Redemption Notice must state: (i) that a redemption is being made and the number of shares being redeemed; (ii) the redemption price; (iii) any conditions to the consummation of the redemption; and (iv) the redemption date (or, to the extent not ascertainable at the time of such notice, a good faith estimate of the redemption date). Any Redemption Notice may, at the Company’s discretion, be subject to one or more conditions precedent.
On the redemption date, the Company will pay the aggregate redemption price to holders at account(s) designated by such holders. Upon payment in full, dividends with respect to redeemed shares of CoreCo Convertible Preferred Stock will cease to accumulate and all designations, rights, preferences, powers, qualifications, restrictions and limitations of such redeemed shares will terminate. If any shares of CoreCo Convertible Preferred Stock are not redeemed on the redemption date for any reason, such unredeemed shares will remain outstanding and continue to accumulate dividends until the earlier of the date the Company redeems and pays in full the redemption price for such shares and the Mandatory Conversion Date. All redemptions will be made on a pro rata basis among all holders in proportion to the number of shares of CoreCo Convertible Preferred Stock held by such holders.
The Company and its subsidiaries may, from time to time, repurchase CoreCo Convertible Preferred Stock in open market purchases or in negotiated transactions without prior notice to holders.
Upon any share of CoreCo Convertible Preferred Stock ceasing to be outstanding, such share will be deemed automatically retired and will resume the status of an authorized and unissued shares of preferred stock of the Company, and such share cannot thereafter be reissued as CoreCo Convertible Preferred Stock.
In determining whether the holders of the required number of outstanding shares of CoreCo Convertible Preferred Stock have concurred in any direction, waiver or consent, shares of CoreCo Convertible Preferred Stock owned by the Company or any of its subsidiaries will be deemed not to be outstanding.
Liquidation Preference
In the event of a Liquidation Event (as defined below), subject to the rights of any of our creditors or holders of any outstanding indebtedness, each share of CoreCo Convertible Preferred Stock will entitle the holder thereof to receive payment for the Liquidation Preference, plus any accrued and unpaid dividends not previously added to the Liquidation Preference, whether or not declared, out of our assets or funds legally available for distribution to our stockholders, before any such assets or funds are distributed to, or set aside for the benefit of, any Junior Securities.
If, upon a Liquidation Event, our assets or funds are insufficient to fully pay such amount on all outstanding shares of CoreCo Convertible Preferred Stock and the corresponding amounts payable in respect of all outstanding shares of Parity Securities, if any, then, subject to the rights of any of our creditors or holders of any outstanding Senior Obligations, such assets or funds will be distributed ratably on the outstanding shares of CoreCo Convertible Preferred Stock and any Parity Securities in proportion to the full respective distributions to which such shares would otherwise be entitled.
Upon payment of such amount in full on the outstanding CoreCo Convertible Preferred Stock, holders of the CoreCo Convertible Preferred Stock will have no right or claim to any of our remaining assets or funds.
A “Liquidation Event” is defined in the Certificate of Designations to include: (i) any voluntary or involuntary liquidation, dissolution or winding up of the Company; (ii) the commencement of involuntary proceedings or filing of an involuntary petition seeking relief under Title 11 of the United States Code, or any other federal, state or foreign bankruptcy, insolvency, receivership or similar law, or the appointment of a receiver, trustee, custodian, sequestrator, conservator or similar official for the Company or a substantial part of its property, if such proceeding or petition continues undismissed for 60 days or an approving order or decree is entered; (iii) the voluntary commencement by the Company of any such proceeding, the Company’s consent to the institution of such proceedings or to the appointment of a receiver or similar official, the filing of an answer admitting material allegations, a general assignment for the benefit of creditors, or the Company’s inability or admission of inability to pay its debts as they become due; and (iv) a Deemed Liquidation Event (as defined below).
A “Deemed Liquidation Event” generally includes: (A) a consolidation or merger of the Company with or into another person (or a subsidiary merger in which the Company issues capital stock), unless the Company’s shares outstanding immediately prior thereto continue to represent at least a majority of the voting stock of the surviving entity (or its parent); (B) a disposition of assets representing greater than 80% of the aggregate book value of the Company’s and its subsidiaries’ consolidated assets; (C) a purchase, tender or exchange offer accepted by holders of more than 50% of the outstanding voting stock (not including shares held by the offeror or its affiliates); and (D) a stock purchase agreement or other business combination whereby another entity acquires more than 50% of the outstanding voting stock (not including shares held by such entity or its affiliates); provided, that any repurchase, redemption, or acquisition by the Company of its own capital stock, whether by open market purchase, tender offer, or otherwise, that results in a person acquiring at least a majority of the Company’s voting power will not be deemed a Liquidation Event.
Our Certificate of Incorporation, including the Certificate of Designations for the CoreCo Convertible Preferred Stock (the "Certificate of Designations"), does not contain any provision requiring funds to be set aside to protect the liquidation preference of the CoreCo Convertible Preferred Stock even though it is substantially in excess of the par value thereof.
Voting Rights
The holders of the CoreCo Convertible Preferred Stock will not have voting, consent or waiver rights except as described below and as specifically required by Delaware law from time to time.
Right to Vote with Holders of Common Stock on an As-Converted Basis
Holders of the CoreCo Convertible Preferred Stock will have the right to vote together as a single class with the holders of the Common Stock on an as-converted basis on each matter submitted for a vote, consent or waiver by the holders of Common Stock. Notwithstanding the foregoing, the aggregate voting power of the CoreCo Convertible Preferred Stock when voting with the holders of the Common Stock will be limited to the extent necessary to comply with the Nasdaq Listing Standard Rules, and any resulting limitation on the voting rights of the CoreCo Convertible Preferred Stock will apply pro rata among the holders thereof.
Protective Provisions
Each of the following events will require, and cannot be effected without, the affirmative vote, consent or waiver of the Requisite Holders:
•any amendment, modification or repeal of any provision of the Certificate of Incorporation (including the Certificate of Designations) or Bylaws that disproportionately and adversely affects the rights, preferences or voting powers of the CoreCo Convertible Preferred Stock (other than an amendment, modification or repeal permitted in connection with the Company’s right to cure ambiguities or correct mistakes as described below);

•issuance of any new Parity Interests or Senior Interests, or reclassification, alteration or amendment of any existing Equity Interests into, or issuance of any Equity Interests or debt securities convertible into, Parity Interests or Senior Interests; (“Equity Interests” means the Capital Stock of the Company, and all warrants, options or other rights to acquire such Capital Stock, but excluding any debt security that is convertible into, or exchangeable for, such Capital Stock);
•increases or decreases in the number of authorized or issued shares of CoreCo Convertible Preferred Stock; and
•any mandatory exchange, reclassification or cancellation of all or part of the CoreCo Convertible Preferred Stock.
Notwithstanding the foregoing, certain actions will be deemed not to adversely affect the special rights, preferences or voting powers of the CoreCo Convertible Preferred Stock and will not require any such vote, consent or waiver, including (A) increases in authorized shares of CoreCo Convertible Preferred Stock as necessary with respect to issuances of shares of CoreCo Convertible Preferred Stock pursuant to the terms of the Company’s Amended and Restated Incentive Plan, as may be further amended or supplemented and (B) the creation and issuance, or increase in the authorized or issued number, of any shares of any class or series of stock (notwithstanding the provisions of Section 242(b)(2) of the DGCL).
The Company may also amend, modify or repeal any of the terms of the CoreCo Convertible Preferred Stock that do not, directly or indirectly, disproportionately and adversely affect the rights, preferences or voting powers of the CoreCo Convertible Preferred Stock, without the vote, consent or waiver of any holder to cure any bona fide ambiguity or correct any bona fide mistake, omission, defect or inconsistency.
Procedures for Voting, Consents and Waivers
The CoreCo Board will adopt customary rules and procedures to govern any vote, consent or waiver of the holders, including fixing a record date, rules governing the solicitation and use of proxies or written consents and customary procedures for the nomination and designation, by holders, of directors for election; provided that, with respect to any matters voted on together with holders of Common Stock, the same rules and procedures that apply to holders of Common Stock will apply.
Each share of CoreCo Convertible Preferred Stock outstanding as of the applicable record date will be entitled to one vote on each matter on which the holders are entitled to vote separately as a class and not together with the holders of any other class or series of stock.
An affirmative vote, consent or waiver of the holders on the protective provisions described above may be given or obtained in writing without a meeting, notwithstanding anything to the contrary in the Certificate of Incorporation, the Bylaws or otherwise.
Mandatory Conversion
Each outstanding share of CoreCo Convertible Preferred Stock, unless previously redeemed, will automatically convert on the third anniversary of the Restructuring Effective Date (the “Mandatory Conversion Date”), into a number of shares of Common Stock equal to the Conversion Rate as of immediately before the close of business on the business day immediately prior to the Mandatory Conversion Date.
The “Conversion Rate” initially means 52.821415 shares of Common Stock per share of CoreCo Convertible Preferred Stock, subject to adjustment as described in “Conversion Rate Adjustments” below.
In lieu of delivering any fractional share of Common Stock otherwise due upon conversion, we will, to the extent we are legally able to do so and permitted under the terms of our indebtedness for borrowed money, pay cash based on the last reported sale price per share of Common Stock on the trading day immediately preceding the Mandatory Conversion Date.
We will pay and deliver the conversion consideration due upon conversion through book-entry transfer through the facilities of the depositary, together with delivery of any cash in lieu of fractional shares, on the later of (i) the Mandatory Conversion Date and (ii) the business day after the holder has paid in full all applicable taxes and duties, if any.
Holders will be required to pay any taxes or duties relating to the issuance or delivery of our Common Stock if you exercise your conversion rights, but you will be required to pay any tax or duty that may be payable relating to any transfer involved in the issuance or delivery of the Common Stock in a name other than your own. Common Stock will be issued and delivered only after all applicable taxes and duties, if any, payable by you have been paid in full.

The person or persons entitled to receive the Common Stock issuable upon conversion of the CoreCo Convertible Preferred Stock will be treated as the record holder(s) of such shares as of the close of business on the Mandatory Conversion Date.
Conversion Rate Adjustments
The Conversion Rate will be adjusted from time to time as follows:
Stock Dividends, Splits and Combinations. If we issue shares of Common Stock as a dividend or distribution on all or substantially all shares of the Common Stock, or if we effect a stock split, stock combination or similar event, then the Conversion Rate will be adjusted based on the following formula: CR1 = CR0 × OS1 ÷ OS0, where CR0 is the Conversion Rate in effect immediately before the close of business on the record date for such dividend, distribution or other similar event, or immediately before the close of business on the effective date of such stock split, stock combination or other similar event, as applicable, CR1 is the Conversion Rate in effect immediately after such record date or effective date, as applicable, OS0 is the number of shares of Common Stock outstanding immediately before such date (without giving effect to such event), and OS1 is the number of shares of Common Stock outstanding immediately after giving effect to such event. If any such dividend, distribution, stock split, stock combination or similar event is declared or announced, but not actually paid or made, then the Conversion Rate will be readjusted to the price that would then be in effect had such event not been declared or announced.
Certain Issuances of Equity Interests. If we issue Equity Interests at any time after the initial issue date, without consideration or for a consideration per share less than the current market price as of the date of issuance, then the Conversion Rate will be increased concurrently with such issue to a price determined in accordance with the following formula: CR1 = CR0 × (OS1 × CMP) ÷ [OS0 × CMP + AC], where CR0 is the Conversion Rate in effect immediately prior to the close of business on the trading day immediately prior to the date of announcement of such issuance, CR1 is the Conversion Rate in effect immediately after the issuance, OS0 is the number of shares of Common Stock outstanding immediately prior to the issuance (including outstanding shares of Common Stock, all shares of CoreCo Convertible Preferred Stock on an as-converted basis, and all outstanding options on an as-exercised basis), OS1 is the number of shares of Common Stock outstanding immediately after the issuance (including outstanding shares of Common Stock, all shares of CoreCo Convertible Preferred Stock on an as-converted basis, and all outstanding options on an as-exercised basis), and AC is the aggregate consideration received in respect of the issuance, equal to the sum of (x) the purchase price payable solely in cash of all such securities, plus (y) the minimum aggregate amount, if any, payable upon exercise or conversion of any such convertible securities into shares of Common Stock, plus (z) the fair market value (as determined in good faith by the CoreCo Board) of any consideration that consists all or in part of property other than cash. Such adjustment will become effective immediately after the public announcement of such issuance.
If any such issuance is announced but not completed, the Conversion Rate will again be adjusted to be the Conversion Rate that would then be in effect if such issuance had not been announced. This adjustment will not apply to exempt issuances, which include (a) issuances or grants of shares of Common Stock or equivalents to directors, officers, employees or consultants in connection with equity compensation plans, (b) issuances upon exercise, exchange or conversion of existing securities outstanding as of the Restructuring Effective Date, (c) issuances of CoreCo Convertible Preferred Stock and Common Stock upon conversion thereof, and (d) securities issued pursuant to acquisitions or strategic transactions, provided any such issuance shall only be to a person which is, itself or through its subsidiaries, an operating company in a business synergistic with the business of the Company and in which the Company receives benefits in addition to the investment of funds, but shall not include a transaction in which the Company is issuing securities primarily for the purpose of raising capital or to an entity whose primary business is investing in securities.
Stockholder Rights Plans. If any shares of Common Stock are to be issued upon conversion and, at the time of such conversion, we have in effect any stockholder rights plan, then holders will be entitled to receive, in addition to the consideration otherwise due upon conversion, the rights set forth in such stockholder rights plan, unless such rights have separated from the Common Stock at such time, in which case, and only in such case, such separation will require, at the time of such separation, distribution of such rights to the holders of CoreCo Convertible Preferred Stock on an as-converted basis.
For purposes of Conversion Rate adjustments, the number of shares of Common Stock outstanding at any time will exclude shares of Common Stock held in the Company’s treasury, unless the Company pays any dividend or makes any distribution on shares of Common Stock held in its treasury.
Voluntary Conversion Rate Increases. To the extent permitted by law and applicable stock exchange rules, we may from time to time (but are not required to) increase the Conversion Rate if the CoreCo Board determines that such increase is in our best interest or advisable to avoid or diminish any income tax imposed on holders of Common Stock, provided that (i) such increase is in effect for a period of at least 20 business days, (ii) such increase is irrevocable during such period, and (iii) any such increase that would be reasonably expected to result in any income tax imposed on holders of CoreCo Convertible Preferred Stock requires the affirmative vote or consent of the Requisite Holders. No later than the first business day of the related 20 business day period, we will send notice to each holder, the Transfer Agent and the Conversion Agent of such increase to the Conversion Rate, the amount thereof and the period during which such decrease will be in effect.
Restriction on Conversions; Equity Treatment Limitation.
Notwithstanding anything to the contrary, we will in no event be required to deliver any shares of Common Stock in settlement of the conversion of any CoreCo Convertible Preferred Stock to the extent, but only to the extent, that we do not then have sufficient authorized and unissued shares of Common Stock that are not reserved for other purposes (the “Equity Treatment Limitation,” and any shares of Common Stock that would otherwise be deliverable in excess of such authorized and unissued shares, the “Deficit Shares”). If any Deficit Shares are withheld pursuant to the Equity Treatment Limitation and, at any time thereafter, some or all of such Deficit Shares could be delivered without violating the Equity Treatment Limitation, then we will deliver such Deficit Shares to the extent permitted by the Equity Treatment Limitation, and this obligation will continue to apply until there are no remaining Deficit Shares.
On the Restructuring Effective Date, the number of reserved shares will not be less than the share reserve requirement, and we will at all times reserve and keep available a number of shares of Common Stock to be no less than the share reserve requirement at any time when any CoreCo Convertible Preferred Stock is outstanding, including, if applicable, by seeking the approval of our stockholders to amend the Certificate of Incorporation to increase the number of authorized shares of Common Stock.
Effect of Common Stock Change Event
If there occurs any (i) recapitalization, reclassification or change of the Common Stock (other than changes solely resulting from a subdivision or combination, a change only in par value, or stock splits and stock combinations that do not involve the issuance of any other series or class of securities), (ii) consolidation, merger, combination or binding or statutory share exchange involving the Company, (iii) sale, lease or other transfer of all or substantially all of our assets and our subsidiaries’ assets, taken as a whole, to any person, or (iv) other similar event that does not constitute a liquidation event and as a result of which the Common Stock is converted into, or is exchanged for, or represents solely the right to receive, other securities, cash or other property, or any combination of the foregoing (a “Common Stock Change Event”), then from and after the effective time of such Common Stock Change Event, the consideration due upon conversion of any CoreCo Convertible Preferred Stock will be determined as if each reference to any number of shares of Common Stock were instead a reference to the same number of units of reference property (the kind and amount of consideration that a holder of one share of Common Stock would be entitled to receive on account of such Common Stock Change Event). If such reference property unit consists entirely of cash, we will pay the cash due in respect of all conversions occurring on the Mandatory Conversion Date no later than the tenth business day after the Mandatory Conversion Date. If the reference property consists of more than a single type of consideration to be determined based in part upon any form of stockholder election, then the composition of the reference property unit will be deemed to be the weighted average of the types and amounts of consideration actually received, per share of Common Stock, by the holders of Common Stock, and we will notify the holders of such weighted average as soon as practicable after such determination is made.
We will not become a party to any Common Stock Change Event unless its terms are consistent with these provisions. On or before the effective date, we and, if applicable, the resulting, surviving or transferee person (the “Successor Person”) will execute and deliver such supplemental instruments, if any, as we reasonably determine are necessary or desirable to (1) provide for subsequent adjustments to the Conversion Rate in a manner consistent with the Common Stock Change Event provisions and (2) give effect to such other provisions, if any, as we reasonably determine are appropriate to preserve the economic interests of the holders and to give effect to the Common Stock Change Event provisions.
We will provide notice of each Common Stock Change Event to holders as promptly as possible after the effective date of the Common Stock Change Event.
Conversion Procedures
Any conversion consideration will be delivered through book-entry transfer through the facilities of the depositary. No fractional shares of Common Stock will be issued to holders of the CoreCo Convertible Preferred Stock upon conversion. We will instead pay cash in lieu of any fractional share based on the last reported sale price per share of Common Stock on the trading day immediately preceding the Mandatory Conversion Date.
Reservation of Shares

We will at all times reserve and keep available out of our authorized and unissued Common Stock, solely for issuance upon conversion of the CoreCo Convertible Preferred Stock, a number of shares of Common Stock equal to the number of shares of Common Stock that would be deliverable (without regard to any limitations on conversion) upon conversion of all CoreCo Convertible Preferred Stock outstanding as of such time (assuming such conversion occurred as of such time).
Transfer Agent and Registrar
Equiniti Trust Company, LLC is the transfer agent, registrar, paying agent and conversion agent for the CoreCo Convertible Preferred Stock.
Book-Entry, Delivery and Form
The CoreCo Convertible Preferred Stock will be issued in the form of one or more permanent global shares of CoreCo Convertible Preferred Stock in definitive, fully registered form eligible for book-entry settlement. The global preferred certificates will be deposited on behalf of holders with the registrar, at its New York office as custodian for the depositary (initially the Depository Trust Company (“DTC”) or its nominee), and registered in the name of the depositary.
Members of, or participants in, the depositary will have no rights under the Certificate of Designations with respect to any global preferred share held on their behalf by the depositary or by the registrar as the custodian of the depositary, and the depositary may be treated by us, the registrar and any of our agents as the absolute owner of such global preferred share for all purposes.
Owners of beneficial interests in global preferred shares will not be entitled to receive physical delivery of certificated shares of CoreCo Convertible Preferred Stock unless (x) the depositary notifies us that it is unwilling or unable to continue as depositary for the global preferred shares and we do not appoint a qualified replacement within 90 days, or (y) the depositary ceases to be a “clearing agency” registered under the Securities Exchange Act of 1934 (the “Exchange Act”) and we do not appoint a qualified replacement within 90 days, in which case the global preferred certificates will be exchanged in whole for definitive stock certificates that are not issued in global form.
Transfers between participants in DTC will be effected in the ordinary way in accordance with DTC rules and will be settled in same-day funds.
We understand that DTC is:
•a limited purpose trust company organized under the laws of the State of New York;
•a “banking organization” within the meaning of New York Banking Law;
•a member of the Federal Reserve System;
•a “clearing corporation” within the meaning of the Uniform Commercial Code; and
•a “Clearing Agency” registered pursuant to the provisions of Section 17A of the Exchange Act.
DTC was created to hold securities for its participants and facilitate the clearance and settlement of securities transactions between participants through electronic book-entry changes in accounts of its participants, thereby eliminating the need for physical movement of certificates. Participants include:
•securities brokers and dealers;
•banks and trust companies; and
•clearing corporations and certain other organizations.
Indirect access to the DTC system is available to others such as banks, brokers, dealers and trust companies that clear through or maintain a custodial relationship with a participant, either directly or indirectly (indirect participants).
Although DTC is expected to follow the foregoing procedures in order to facilitate transfers of interests in a global security among its participants, it is under no obligation to perform or continue to perform such procedures, and such procedures may be discontinued at any time. None of us, the transfer agent, registrar, paying or conversion agent will have any responsibility for the performance by DTC or its participants or indirect participants of their respective obligations under the rules and procedures governing their operations.
The information in this section concerning DTC and its book-entry system has been obtained from sources that we believe to be reliable, but we take no responsibility for the accuracy thereof.
Termination of Existing NFE Indebtedness
As described herein, the debt under the Series I Credit Agreement, Series II Credit Agreement, 2026 Legacy Notes, 2029 Legacy Notes, Revolving Credit Agreement, Term Loan A Credit Agreement, Term Loan B Credit Agreement, New 2029 Notes and Brazil Parent Intercompany Credit Agreement shall be released in full pursuant to the Restructuring Transaction and implemented by the Restructuring Plans.
On the Restructuring Effective Date, all valid net intercompany claims of CoreCo against BrazilCo (other than claims arising under the Series I Credit Agreement, Series II Credit Agreement and Brazil Parent Intercompany Credit Agreement) (such claims, the “Net BrazilCo–CoreCo Intercompany Claim”) will be replaced with a loan, promissory note, or other debt instrument in an aggregate principal amount equal to the Net BrazilCo–CoreCo Intercompany Claim, which will bear interest at a rate of 8.00% per annum, payable quarterly in cash, will mature on the business day immediately preceding the third anniversary of the Restructuring Effective Date, and otherwise shall be on terms and subject to conditions to be mutually agreed between the Company and the Majority Supporting Creditors (as defined in the RSA).
In addition, on the Restructuring Effective Date, each of the 2026 Legacy Notes, the 2029 Legacy Notes, the Term Loan A Credit Agreement, Term Loan B Credit Agreement, Revolving Credit Agreement, the New 2029 Notes, the Series I Credit Agreement and Series II Credit Agreement, and all obligations thereunder shall be terminated, and all liens in connection therewith shall be released, and exchanged for one or a combination of the following debt obligations, (1) 100% of the common equity interests in BrazilCo, (2) the New CoreCo Term Loans, (3) shares of CoreCo Convertible Preferred Stock and Common Stock to be issued in the Proposed CoreCo Equity Issuances (as defined in Proposal 4), (4) corporate governance matters regarding CoreCo, (5) the FLNG 2 Term Loans and/or (6) the FLNG 2 Preferred Equity.
Separation of Brazil Business
Separation Agreement

The Company intends to enter into a separation agreement (the “Separation Agreement”) with BrazilCo substantially concurrently with the consummation of the Restructuring Transaction, which will set forth the Company’s agreements with BrazilCo regarding the principal actions to be taken in connection with the separation of the Company’s Brazil business from its other businesses and the transfer of all of the issued and outstanding equity interests of BrazilCo to the holders of the New 2029 Notes, holders of the debt under the R-2 Revolving Credit Facility and the holders of the debt under the Term Loan A Credit Agreement, as applicable, pursuant to the RSA, the Restructuring Plans and the Transaction Implementation Deed (collectively, the “BrazilCo Separation”). It will also set forth other agreements that govern certain aspects of the Company’s relationship with BrazilCo following the BrazilCo Separation. For purposes of this section, references to “BrazilCo” shall mean NFE Brazil Holdings Limited, a Bermuda exempted company limited by shares, and Bradford County Real Estate Partners LLC, a Delaware limited liability company (or a holding company or holding companies thereof, if applicable).

Transfer of Assets and Assumption of Liabilities. The Separation Agreement will identify categories of assets and liabilities to be contractually allocated to each of the Company and BrazilCo as part of the BrazilCo Separation. In particular, the Separation Agreement will provide that, among other things and subject to the terms and conditions contained in the Separation Agreement:

Assets

•Generally, assets primarily or exclusively related to the Brazil business have been contractually allocated to BrazilCo, and all other assets of the Company have been contractually retained by the Company;

•BrazilCo has been contractually allocated the equity interests of certain subsidiaries and joint ventures and other minority equity interests intended to be owned by BrazilCo after the BrazilCo Separation, which, in each case, generally consist of BrazilCo’s current subsidiaries, joint ventures and other minority equity interests, and the Company has contractually retained all other subsidiaries, joint ventures and other minority equity interests;

•BrazilCo has been contractually allocated certain real property owned or leased by BrazilCo or its subsidiaries and as set forth on a schedule (including owned and leased property set forth therein), and the Company has contractually retained all other owned and/or leased real property;

•BrazilCo has been contractually allocated certain (i) contracts that are exclusively related to the Brazil business, assets and/or liabilities, (ii) contracts to which the Company or any of its subsidiaries was a party that are not related (other than in a de minimis respect) to either the Company or BrazilCo and are set forth on a schedule, and (iii) shared contracts (or portions thereof) set forth on a schedule, and the Company has contractually retained all other contracts;

•BrazilCo has been contractually allocated certain trademarks and patents set forth on a schedule and other intellectual property that is exclusively related to, or exclusively used or held for use in, the conduct of the Brazil business, and the Company has contractually retained the NFE name and has been contractually allocated all other intellectual property, trademarks and patents;

•Employees and/or other service providers who provide services to BrazilCo and are employed by BrazilCo will remain employees of BrazilCo;

•BrazilCo has contractually retained the sponsorship of and all assets of any BrazilCo employee benefit plan, and the Company has contractually retained the sponsorship of and all assets of any Company employee benefit plan;

•BrazilCo has been contractually allocated certain IT assets that are exclusively related to, or exclusively used or held for use in, the Brazil business (subject to certain limited exceptions), and the Company has contractually retained all other IT assets;

•BrazilCo has been contractually allocated all tax refunds and tax attributes of BrazilCo;

•BrazilCo has been contractually allocated financial assets to the extent related to the Brazil business and/or that are owned by BrazilCo or one of its subsidiaries, and the Company has generally been contractually allocated all other financial assets; and

• BrazilCo has been contractually allocated certain other assets set forth on a schedule.

Liabilities

•Generally, liabilities to the extent related to the Brazil business (and solely such portion of such liabilities) have been contractually allocated to BrazilCo, and all other liabilities of the Company have been contractually retained by the Company;

•Each of the Company and BrazilCo have been contractually allocated liabilities to the extent relating to any of their respective financing arrangements;

•BrazilCo has generally been contractually allocated liabilities (including environmental liabilities) to the extent related to businesses and operations of BrazilCo that were previously discontinued or divested that were, at the time of discontinuation or divestment, managed in all but de minimis respects by or exclusively associated with the Brazil business or any portion thereof as then conducted, or set forth on a schedule;

•In respect of other environmental liabilities not already covered by the above, BrazilCo has been contractually allocated (i) any environmental liabilities to the extent relating to any real property contractually allocated to BrazilCo, (ii) any environmental liabilities relating to any legacy sites that were managed in all but de minimis respects by or exclusively associated with the Brazil business or set forth on a schedule, (iii) any environmental liabilities to the extent related to, arising out of or resulting from the operation or conduct of the Brazil business and (iv) any offsite environmental liabilities to the extent related to, arising out of or resulting from wastes generated at such properties or by the Brazil business;

•BrazilCo and its applicable subsidiaries have been contractually allocated liabilities for borrowed money, interest rate swaps and similar arrangements and indebtedness that were incurred or guaranteed by BrazilCo or any of such subsidiaries;

•BrazilCo has contractually retained all liabilities related to, arising out of or resulting from (i) any current or former employee or other service provider of BrazilCo, whether occurring prior to, on or following the BrazilCo Separation, and (ii) BrazilCo employee benefit plans, and the Company has contractually retained all liabilities related to, arising out of or resulting from (x) any current or former employee or other service provider of the Company, whether occurring prior to, on or following the BrazilCo Separation, and (y) Company employee benefit plans;

•BrazilCo has generally retained, assumed or been contractually allocated other financial liabilities to the extent related to the Brazil business;

•BrazilCo has generally retained liabilities for taxes of BrazilCo, and has assumed or been contractually allocated liabilities for at least 50% of any transfer taxes arising in connection with the BrazilCo Separation;

•BrazilCo has been contractually allocated liabilities related to, arising out of or resulting from (i) any indemnification obligations to any of its or its subsidiaries’ current or former directors or officers and/or (ii) ownership of any specified joint venture or other minority equity interests owned by BrazilCo after the BrazilCo Separation; and
•BrazilCo has been contractually allocated certain other liabilities set forth on a schedule.

Except as may expressly be set forth in the Separation Agreement or any ancillary agreement, all assets will be transferred on an “as is,” “where is” basis and the respective transferees will bear the economic and legal risks that (i) any conveyance will prove to be insufficient to vest in the transferee good title, free and clear of any security interest, and (ii) any necessary consents or governmental approvals are not obtained or that any requirements of laws or judgments are not complied with. In general, neither the Company nor BrazilCo will make any representations or warranties regarding any assets or liabilities transferred or contractually allocated pursuant to the Separation Agreement, any consents or governmental approvals that may be required in connection with such transfers or contractual allocations, or any other matters.

Information in this Proxy Statement with respect to the assets and liabilities of the parties following the BrazilCo Separation is presented based on the anticipated contractual allocation of such assets and liabilities pursuant to the Separation Agreement, unless the context otherwise requires. Certain of the liabilities and obligations contractually allocated to one party or for which one party will have an indemnification obligation under the Separation Agreement and the other agreements relating to the BrazilCo Separation are, and following the BrazilCo Separation may continue to be, the legal or contractual liabilities or obligations of another party. Each such party that continues to be subject to such legal or contractual liability or obligation will rely on the applicable party that was contractually allocated the liability or obligation or the applicable party that undertook an indemnification obligation with respect to the liability or obligation, as applicable, under the Separation Agreement, to satisfy the performance and payment obligations or indemnification obligations with respect to such legal or contractual liability or obligation.

Further Assurances; Wrong Pockets. To the extent that any transfers of assets or contractual allocations of liabilities contemplated by the Separation Agreement have not been consummated on or prior to the BrazilCo Separation, the parties will agree to cooperate with each other to effect such transfers or assumptions while holding such assets or liabilities for the benefit or burden of the appropriate party so that all the benefits and burdens relating to such asset or liability inure to the party contractually allocated such asset or liability. Each party will agree to use commercially reasonable efforts to take or to cause to be taken all actions, and to do, or to cause to be done, all things reasonably necessary under applicable law or contractual obligations to consummate and make effective the transactions contemplated by the Separation Agreement.

Except as otherwise provided in the Separation Agreement, if at any time within twenty-four months following the BrazilCo Separation, either party discovers that an asset contractually allocated to it under the Separation Agreement is held by the other party (or one of its subsidiaries), the parties will cooperate to promptly transfer such asset to the party to which it was contractually allocated, without additional consideration. If at any time within twenty-four months following the BrazilCo Separation, an asset is determined in good faith by both parties to more appropriately belong to the other party, or to be intended for the continued use of the other party, the parties will take commercially reasonable steps to effect a transfer or grant appropriate use rights so that the asset is held or used by the appropriate party.

Shared Contracts. Generally, shared contracts will be assigned in part if so assignable, or amended, bifurcated or replicated to facilitate the BrazilCo Separation so that the appropriate party is contractually allocated the rights, benefits and the related portion of any liabilities inuring to the business of the appropriate party, and each party will use commercially reasonable efforts to obtain the consents required to partially assign, amend, bifurcate or replicate any shared contract.

Intercompany Accounts. The Separation Agreement will provide that, subject to certain specified exceptions in the Separation Agreement, schedules or any ancillary agreement, certain accounts that were formerly intercompany accounts within the Company will be settled prior to the BrazilCo Separation and, if not settled, will be terminated and released at such time.

Release of Claims and Indemnification. Except as otherwise provided in the Separation Agreement and subject to customary exceptions for gross negligence, fraud or willful misconduct, each party will fully release and forever discharge the other parties and their respective subsidiaries and affiliates from all liabilities existing or arising from any acts or events occurring or failing to occur or alleged to have occurred or to have failed to occur or any conditions existing or alleged to have existed on or before the BrazilCo Separation. The releases will not extend to obligations or liabilities under any agreements between the parties that remain in effect following the BrazilCo Separation pursuant to the Separation Agreement or any ancillary agreement. These releases are subject to certain exceptions set forth in the Separation Agreement.

The Separation Agreement will provide for cross-indemnities that, except as otherwise provided in the Separation Agreement, are principally designed to place financial responsibility for the obligations and liabilities contractually allocated to the Company under the Separation Agreement with the Company and financial responsibility for the obligations and liabilities contractually allocated to BrazilCo under the Separation Agreement with BrazilCo. Specifically, each party will indemnify, defend and hold harmless the other parties, their respective affiliates and subsidiaries and each of their respective officers, directors, employees and agents (and each of the heirs, executors, successors and assigns of any of the foregoing) for any losses to the extent relating to, arising out of or resulting from:

•the liabilities each party was contractually allocated pursuant to the Separation Agreement (or any third-party claim that would, if resolved in favor of the claimant, constitute such a liability); and
•any breach by such party of any provision of the Separation Agreement.

Each party’s indemnification obligations with respect to such liabilities pursuant to the Separation Agreement or such breach will be uncapped; provided that the amount of each party’s indemnification obligations will be subject to reduction by any insurance proceeds or other third-party proceeds received by the party being indemnified that reduce the amount of the loss. The Separation Agreement also will specify procedures with respect to claims subject to indemnification and related matters.

Legal Matters. Except as otherwise set forth in the Separation Agreement, BrazilCo will be contractually allocated liabilities relating to legal matters that are exclusively related to the Brazil business, assets, or the liabilities contractually allocated to BrazilCo or, for liabilities relating to legal matters shared between the Company and BrazilCo, liabilities relating to such legal matters to the extent related to the Brazil business, assets or the liabilities contractually allocated to BrazilCo, and the Company will be contractually allocated all other liabilities relating to legal matters. Each party to the Separation Agreement will indemnify the other party for its respective indemnifiable losses, if any, arising out of or resulting from such legal matters allocated to such party, as well as, following the BrazilCo Separation, for those arising out of or resulting from any legal matters related to the liabilities such party has been contractually allocated or (unless contractually allocated specifically to the other party) its ongoing business. Each party to a claim will agree to cooperate in defending any claims against both parties for events that took place prior to, on or after the date of the BrazilCo Separation.

Insurance. Following the BrazilCo Separation, BrazilCo generally will be responsible for obtaining and maintaining, at its own cost, its own insurance coverage for liabilities for which it is assuming responsibility, although BrazilCo will continue to have coverage under certain insurance policies issued to the Company and its subsidiaries (after giving effect to the BrazilCo Separation) for certain matters arising from occurrences, acts, omissions or other matters occurring at or prior to the BrazilCo Separation, subject to the terms, conditions and exclusions of such policies.

Dispute Resolution. Except as otherwise set forth in the Separation Agreement, if a dispute arises between the Company and BrazilCo under the Separation Agreement, the general counsels of the parties and/or such other executive officers as the parties may designate will negotiate to resolve any disputes for a reasonable period of time. If the parties are unable to resolve the dispute in this manner, then the dispute will be resolved through binding arbitration. If either party files a judicial proceeding to resolve a dispute in contravention of the arbitration provisions included in the Separation Agreement, the other party will be entitled to any costs they may incur in defending such an action, including a $10 million punitive fee (subject to an annual adjustment to account for inflation of 5%) and any additional punitive, exemplary, treble or similar damages as may be awardable under applicable law. Each of the Company and BrazilCo acknowledges and agrees that if any party files an action in contravention of the arbitration provisions included in the Separation Agreement, the non-breaching party shall suffer reputational loss as a direct consequence of such action for which it is entitled to damages.

Term, Termination and Amendment. Upon the consummation of the BrazilCo Separation, the term of the Separation Agreement is indefinite and it may only be terminated or modified with the prior written consent of both BrazilCo and the Company.

Other Matters Governed by the Separation Agreement. Other matters to be governed by the Separation Agreement include, among others, access to financial and other information, confidentiality, access to and provision of records and separation of guarantees and other credit support instruments.

Transition Services Agreement
In connection with the BrazilCo Separation, the Company and BrazilCo will enter into a transition services agreement pursuant to which the Company will provide certain transitional services to BrazilCo. The services, including, without limitation, information technology support, trademark management support, and logistics support, will be provided for a limited time following the consummation of the BrazilCo Separation, and will be provided for specified fees as mutually agreed by the Company and BrazilCo.
New CoreCo Term Loan Facility
New CoreCo Term Loans
On the Restructuring Effective Date, NFE, as borrower, and certain of its subsidiaries, as guarantors, shall enter into a new senior secured term loan agreement (the “New CoreCo Credit Agreement”) providing for: (i) a senior term loan facility (the “New CoreCo Senior Term Loan Facility” and the loans made under the New CoreCo Senior Term Loan Facility, the “New CoreCo Senior Term Loans”) in an aggregate principal amount which is expected to be equal to the sum of (w) up to $475 million, (x) $52.5 million of FEMA Make Whole Incremental New CoreCo Term Loans (as defined in the RSA), (y) $43.8 million the aggregate principal amount of the Incremental Equity-for-Debt Exchange Election New CoreCo Term Loans (as defined in the RSA) and (z) solely to the extent necessary, if at all, to meet the minimum liquidity threshold, up to $35 million of Senior Capital Raise Term Loans, and (ii) a junior term loan facility (the “New CoreCo Junior Term Loan Facility” and the New CoreCo Junior Term Loan Facility, together with the New CoreCo Senior Term Loan Facility, the “New CoreCo Term Loan Facility” and the loans made under the New CoreCo Junior Term Loan Facility, the “Capital Raise Junior Term Loans” and the Capital Raise Junior Term Loans, together with the New CoreCo Senior Term Loans, collectively, the “New CoreCo Term Loans”) in an aggregate principal amount, if any, required to satisfy the minimum liquidity threshold to the extent the minimum liquidity threshold is not satisfied after giving pro forma effect to the incurrence of the Senior Capital Raise Term Loans, which will rank junior to the New CoreCo Senior Term Loans. The funding (or deemed funding) of the New CoreCo Term Loans are subject to certain customary conditions. The New CoreCo Senior Term Loans will bear an interest rate of Term SOFR plus 6.125% at a fixed rate per annum payable in cash (the “Cash Rate”). NFE will be permitted to, at its option, pay interest in kind during the period commencing on the Restructuring Effective Date and ending on the last day of the first full fiscal quarter after the 18-month anniversary thereof, at a rate equal to the Cash Rate plus 1.50%, compounding at the end of the applicable interest period (but at least quarterly). The New CoreCo Term Loan Facility matures five (5) years after the Restructuring Effective Date (as defined in the RSA), subject to extension of the maturity date of the New CoreCo Term Loans as set forth in the New CoreCo Credit Agreement, and will amortize at a rate of 1.00% per annum.
The New CoreCo Senior Term Loans will be guaranteed, jointly and severally, on a senior secured basis by NFE and each of its restricted material subsidiaries (collectively, the “New CoreCo Loan Parties”) and will be secured by first-priority liens (ranking junior only to certain permitted liens, including the super priority liens securing NFE’s Letter of Credit Facility) on substantially all of the assets of the New CoreCo Loan Parties, subject to certain exceptions to be agreed, including NFE’s FLNG 2 assets. The New CoreCo Term Loan Facility will be subject to a customary intercreditor agreement with respect to the liens securing the New CoreCo LC Facility (as defined in the RSA), pursuant to which the liens under the New CoreCo LC Facility will rank senior to the liens under the New CoreCo Term Loan Facility.
The New CoreCo Term Loans may be voluntarily prepaid by NFE, in whole or in part, subject to a prepayment premium for voluntary prepayments equal to 102% of the aggregate principal amount of the New CoreCo Term Loans prepaid plus accrued and unpaid interest for the first year following the Restructuring Effective Date. NFE will be required to prepay the New CoreCo Term Loans at par with the net proceeds of non-ordinary course asset sales (subject to certain exceptions), property/insurance claims, condemnation proceedings and certain other events enumerated in the New CoreCo Credit Agreement. The New CoreCo Loan Parties will not have reinvestment rights.
The New CoreCo Credit Agreement contains usual and customary representations and warranties for transactions of this type, and usual and customary affirmative and negative covenants for transactions of this type, in each case, subject to applicable materiality qualifiers, thresholds and exceptions as set forth in the New CoreCo Credit Agreement. The affirmative covenants include, among other things, the delivery of financial statements and notices, payment of taxes and other obligations, preservation of existence and compliance with applicable laws and regulations, maintenance of property and insurance, and compliance with the use of proceeds.
The negative covenants include, among other things, limitations on restricted payments, paying dividends and making other payments affecting restricted subsidiaries, limitations on the incurrence of indebtedness and the creation of new liens, limitations of effectuating assets sales, mergers, or the consolidation or sale of all or substantially all assets and limitations on transactions with affiliates.
The New CoreCo Credit Agreement includes usual and customary events of default for transactions of this type. These include, among other things, non-payment of principal, interest, fees or other amounts, material breach of representations or warranties, covenant defaults, cross-defaults with respect to other material debt, material judgments, bankruptcy or insolvency, ERISA-related defaults and impairment of security.
Capital Raise Junior Term Loans
As noted above, under the terms of the RSA, CoreCo will be required to have a consolidated minimum liquidity of $100 million on the Restructuring Effective Date and projected consolidated liquidity of not less than $100 million at the end of each monthly period projected by CoreCo’s business plan.
Solely to the extent required to satisfy the minimum liquidity threshold on the Restructuring Effective Date, the Company will offer to raise up to $35 million of the Senior Capital Raise Term Loans on the same terms and conditions applicable to the other New CoreCo Senior Term Loans and to the extent the minimum liquidity threshold would not be satisfied after giving pro forma effect to the funding of the Senior Capital Raise Term Loans, the Company is permitted to raise the Capital Raise Junior Term Loans which will be (i) issued by the issuer of the New CoreCo Senior Term Loans and guaranteed by the same guarantors guaranteeing the New CoreCo Senior Term Loans but will be subordinated in right of payment to the New CoreCo Senior Term Loan Facility and (ii) secured by a lien (which may rank junior in priority) on all of the assets securing the obligations of the New CoreCo Senior Term Loans, in a principal amount, after giving pro forma effect to the application of proceeds from the Senior Capital Raise Term Loans and any original issue discount, not to exceed the amount required to satisfy the minimum liquidity threshold (such raise of Senior Capital Raise Term Loans and/or Capital Raise Junior Term Loans, the “Capital Raise”).
Promptly following the Company’s final determination of the required amount (if any) of the Capital Raise, the Company shall offer to each creditor receiving New CoreCo Senior Term Loans pursuant to the Restructuring Plans, an original issue discount for the Capital Raise Junior Term Loans, and to each creditor holding debt subject to the RSA, an original issue discount and interest rate for the Capital Raise Junior Term Loans, in each case, based on market terms. The issuance of Capital Raise Junior Term Loans (but not any Senior Capital Raise Term Loans) may be backstopped on market terms by creditors holding debt subject to the RSA. If applicable, the original issue discount and interest rate for the Capital Raise Junior Term Loans shall be determined by reference to such backstop. CoreCo Plan creditors, and other third parties acceptable to CoreCo and the Company, may offer to participate in unsubscribed allocations of the Capital Raise through a competitive pricing process.
Each creditor receiving New CoreCo Term Loans pursuant to the Restructuring Plans shall have the right to make an offer to the Company to subscribe for its pro rata share (relative to the aggregate principal amount of all New CoreCo Term Loans held by all such creditors) of the Senior Capital Raise Term Loans. Each creditor holding debt subject to the RSA shall have the right to make an offer to the Company to subscribe for its pro rata share (determined based on the aggregate number of shares of CoreCo Convertible Preferred Stock initially allocated to such creditors relative to all the issued CoreCo Convertible Preferred Stock) of Capital Raise Junior Term Loans.
Notwithstanding the foregoing rights, but subject to the following allocation methodology, each creditor receiving New CoreCo Term Loans pursuant to the Restructuring Plans (and any other person acceptable to the Company) shall have the right to make an offer to the Company to subscribe for additional Senior Capital Raise Term Loans and Capital Raise Junior Term Loans in excess of its pro rata share (if any).
Subject to ratable treatment for subscriptions with the same priority level, the Company will allocate to the required amount of the Capital Raise all valid and compliant subscriptions from any person for Senior Capital Raise Term Loans and Capital Raise Junior Term Loans; provided that subscriptions for a lower yield-to-maturity shall be allocated in full prior to any allocation of subscriptions for a higher yield-to-maturity, and pro rata subscriptions shall be allocated in full prior to any allocation of subscriptions in excess of a creditor’s ratable share. Additional subscriptions for Senior Capital Raise Term Loans or Capital Raise Junior Term Loans, respectively, provided by any person that has not elected to subscribe for its ratable share, as applicable, shall be subject to a customary right of last refusal, on a ratable basis, for the relevant electing creditors.

Additional terms, conditions, and procedures for the Capital Raise shall be determined by the Company in consultation with, and with the consent of, the Majority Supporting Creditors.
FLNG 2
FLNG 2 Co and its subsidiaries will remain subsidiaries of NFE but shall operate on an arm’s length basis vis-à-vis the Company’s other subsidiaries. On the Restructuring Effective Date, FLNG 2 Co shall incur $400 million of FLNG 2 Term Loans and issue $200 million of FLNG 2 Preferred Equity. The Company is reviewing tax considerations related to the structure of the Common Interests and Preferred Interests (each, as defined below) in FLNG 2 Co. The Company is considering structures in which the Preferred Interests and the Common Interests will be held directly in NFE FLNG 2 LLC or, alternatively, through a holding company. In either case, relevant creditors are expected to hold equity in (i.e., FLNG 2 Co is expected to be) an entity classified as a corporation for U.S. federal income tax purposes.
In the event that FLNG 2 is sold, transferred, or disposed (however such sale, transfer, or disposal is structured, including, without limitation, any sale of the equity interests of FLNG 2 Co or any direct or indirect subsidiary thereof or any of its or their respective assets) following the Restructuring Effective Date, the Company shall retain any proceeds from such sale, transfer, or disposal of FLNG 2 in excess of the sum of (a) the outstanding obligations under the FLNG 2 Term Loan Facility and (b) the FLNG 2 Preferred Equity, after giving effect to the FLNG 2 Incentive Program.
FLNG 2 Preferred Equity
On the Restructuring Effective Date, the members of FLNG 2 Co (the "Members") will enter into an amendment and restatement of the limited liability company agreement (the “A&R FLNG 2 LLCA”) to, among other things, recapitalize the equity interests of FLNG 2 Co into one class of one hundred (100) limited liability company membership interests (the "Common Interests"), one class of two hundred thousand (200,000) non-convertible, non-voting perpetual preferred limited liability company membership interests constituting the FLNG 2 Preferred Equity (referred to in the A&R FLNG 2 LLCA as the "Preferred Interests") and the FLNG 2 Term Loans. As of the Restructuring Effective Date, the Company, as the managing member of FLNG 2 Co will transfer the Preferred Interests and the FLNG 2 Term Loans to the creditors as described above. The key terms of the Preferred Interests are as follows:
Ranking. The Preferred Interests shall be subordinated to all existing and future indebtedness of FLNG 2 Co. The Preferred Interests shall be, with respect to rights upon any liquidation, senior to all existing and future equity securities of FLNG 2 Co (including the Common Interests).
Conversion. The Preferred Interests are not convertible into Common Interests of FLNG 2 Co, or otherwise. The A&R FLNG 2 LLCA will not contain any voluntary or mandatory conversion provisions with respect to the Preferred Interests.
Voting. The holders of Preferred Interests (the "Preferred Members") have no voting rights. However, the A&R FLNG 2 LLCA will contain certain protective consent rights requiring the prior affirmative vote or written consent of the holders of at least a majority of the Preferred Interests (the "Required Preferred Members") for specified actions, as described below under "Consent Rights."
Liquidation. FLNG 2 Co shall be dissolved upon the occurrence of the following events: (a) the Managing Member votes for dissolution; (b) a judicial dissolution of the FLNG 2 Co under Section 18-802 of the Delaware Limited Liability Company Act (the “Act”); or (c) the termination of the legal existence of the last remaining holder of Interests or the occurrence of any other event that terminates the continued membership of the last remaining holder of Interests, unless FLNG 2 Co is continued without dissolution in a manner provided under the A&R FLNG 2 LLCA or the Act. Upon dissolution, FLNG 2 Co shall be liquidated in an orderly manner, with the Managing Member acting as the liquidator. The proceeds of liquidation shall be applied as follows: first, to pay, satisfy and discharge all debts, obligations and other liabilities of FLNG 2 Co to its creditors (or make adequate provision for payment thereof); and second, all remaining assets of FLNG 2 Co shall be distributed to the Members in accordance with the distribution waterfall described above.
Redemption. FLNG 2 Co shall have the right, but not the obligation, to redeem each outstanding Preferred Interests in cash at any time and from time to time, in full or in part, at a redemption price equal to the liquidation preference thereof (defined as $1,000 per Preferred Interest) (the “FLNG 2 Liquidation Preference”). FLNG 2 Co shall deliver a notice of redemption (the "Redemption Notice") to each holder of a Preferred Interest not less than ten (10) calendar days nor more than sixty (60) calendar days before the applicable redemption date. Each Redemption Notice shall identify the amount of Preferred Interests to be redeemed (the "Redemption Interests"), and shall state the redemption date, the aggregate FLNG 2 Liquidation Preference of the Redemption Interests and any conditions to the effectiveness of such redemption. Once a Redemption Notice is delivered, the aggregate FLNG 2 Liquidation Preference of the applicable Redemption Interests called for redemption shall become irrevocably due and payable on the redemption date, subject to any conditions specified in the Redemption Notice. In any case, failure to deliver such Redemption Notice or any defect in such Redemption Notice to any holder of a Preferred Interest shall not affect the validity of the proceedings for the redemption of any other Preferred Interest. All redemptions shall be made on a pro rata basis among all holders of Preferred Interests in proportion to the number of Preferred Interests held thereby, treating holders of vested warrants, options or other rights to acquire Preferred Interests as the holders thereof.
Distributions. The Managing Member shall determine profits available for distribution and the amount, if any, to be distributed to the Members. Distributions shall be authorized and distributed on the Common Interests and the Preferred Interests, the determined amount when, as and if declared by the Managing Member, or in the event of any (a) voluntary or involuntary liquidation, dissolution or winding up, (b) bankruptcy or insolvency event, (c)(x) merger, change of control, or consolidation approved by the managing body of FLNG 2 Co or in which FLNG 2 Co issues equity securities, in each case, excluding, for the avoidance of doubt, any internal merger, consolidation or reorganization or (y) entry by FLNG 2 Co into a stock purchase agreement or other combination pursuant to which a person acquires a majority of the outstanding voting membership interests, or (d) sale, lease, transfer or other disposition of assets representing greater than 65% of the aggregate book value of the assets of FLNG 2 Co and its subsidiaries taken as a whole. Distributions shall be made in each case as follows: (i) first, to the Preferred Members, in accordance with their pro rata ownership thereof, until each Preferred Member has received an amount equal to the FLNG 2 Liquidation Preference (provided, that holders of at least a majority of the Preferred Interests may agree, on behalf of all Preferred Members, that the price per Preferred Interest payable in connection with any such liquidation be less than the FLNG 2 Liquidation Preference per Preferred Interest) for each Preferred Interest held; and (ii) second, to the holders of Common Interests (the "Common Members"), in accordance with their pro rata ownership thereof. Assets of FLNG 2 Co may be distributed in kind on the basis of fair market value as determined by the Managing Member, in the same proportion as if such distribution had been made in cash.
Consent Rights. Notwithstanding anything in the A&R FLNG 2 LLCA to the contrary, for so long as any Preferred Interest is outstanding, the prior affirmative vote or written consent of the Required Preferred Members shall be required with respect to the following actions of FLNG 2 Co and its subsidiaries:

•amendments, modifications or repeals of the A&R FLNG 2 LLCA that disproportionately and adversely affect the rights and preferences of the Preferred Interests (other than an amendment, modification or repeal to amend or correct to cure any ambiguity or correct any mistake, omission, defect or inconsistency);

•issuances of any new equity securities, or reclassifications, alterations or amendments of any existing equity securities into, or issuances of any equity or debt securities convertible into, equity securities, the terms of which expressly provide that such securities rank senior to, pari passu with or junior to the Preferred Interests as to dividend rights and rights on the distribution of assets on any liquidation;

•increases or decreases in the number of authorized Preferred Interests;

•transfer of Common Interests by Common Members; and

•redemptions, purchases or other acquisitions for consideration by FLNG 2 Co of equity securities, except (i) by conversion into or exchange for, or options, warrants or rights to purchase or subscribe for, other equity securities ranking junior to the Preferred Interests as to dividends and upon liquidation, (ii) in the case of the distribution of assets upon liquidation, dissolution or winding up, (iii) repurchases of equity securities of FLNG 2 Co upon the exercise of warrants, options or other securities convertible into or exchangeable for equity securities of FLNG 2 Co or upon the vesting of any profits interests, restricted stock units or similar incentive interests, or (iv) "net" or "cashless" exercises of warrants, options or other securities convertible into or exchangeable for equity securities of FLNG 2 Co (for purposes of exercising such warrants, options or other securities convertible into or exchangeable for equity securities of FLNG 2 Co, including any transfer for the payment of tax withholdings or remittance payments due as a result of the vesting, settlement or exercise of such warrants, options or other securities convertible into or exchangeable for equity securities of FLNG 2 Co), in each case if such equity securities represent all or a portion of the exercise price of such warrants, options or other securities convertible into or exchangeable for equity securities as part of a “cashless” exercise upon such exercise or vesting, as applicable.
Transferability. Each Preferred Member shall have the right to transfer all or any portion of its Preferred Interests, subject to applicable law. Upon receipt by FLNG 2 Co of a counterpart signature page to the A&R FLNG 2 LLCA executed by the transferee agreeing to be bound by the terms of the A&R FLNG 2 LLCA, such person shall be admitted as a Preferred Member. Upon any transfer of Preferred Interests, the transferee shall become a Preferred Member for all purposes of the A&R FLNG 2 LLCA and shall be entitled to receive the distributions and allocations of income, gain, loss, deduction, credit or similar items to which the transferring member would be entitled with respect to the Preferred Interests transferred, and shall be entitled to exercise all of the other rights and receive all of the other benefits of a Preferred Member. For the avoidance of doubt, no determination by the Managing Member shall be required to admit a transferee of Preferred Interests as a Preferred Member.
Management. The management of FLNG 2 Co is fully reserved to the Managing Member. Except for situations in which the approval of the Preferred Members is required by the terms of the A&R FLNG 2 LLCA, the powers of FLNG 2 Co shall be exercised by or under the authority of, and the business and affairs of FLNG 2 Co shall be managed under the direction of, the Managing Member. No Preferred Member shall have any right or authority to take any action on behalf of FLNG 2 Co with respect to third parties, except as authorized by the Managing Member or the express terms and provisions of the A&R FLNG 2 LLCA.
Governing Law. The A&R FLNG 2 LLCA is governed by and construed in accordance with the laws of the State of Delaware without regard to the principles of conflicts of laws thereof.
FLNG 2 Term Loans

On the Restructuring Effective Date, FLNG 2 Co, as borrower, and its subsidiaries, as guarantors, shall enter into a new non-recourse senior secured term loan agreement (the “FLNG 2 Credit Agreement”) in an aggregate principal amount equal to $400 million (the “FLNG 2 Term Loan Facility,” and the loans made under the FLNG 2 Term Loan Facility, the “FLNG 2 Term Loans”). The funding of the FLNG 2 Term Loans are subject to certain customary conditions. The FLNG 2 Term Loans bear an interest rate of Term SOFR plus 3.00% at a fixed rate per annum, payable in-kind and capitalized on the last day of each interest period (which will be at least quarterly). The FLNG 2 Term Loan Facility matures three (3) years after the Restructuring Effective Date (as defined in the RSA) and will have no amortization.

The FLNG 2 Term Loans will be guaranteed, jointly and severally, on a senior secured basis by FLNG 2 Co and each of its subsidiaries (collectively, the “FLNG 2 Loan Parties”), and will be secured by first-priority liens on all of the assets of the FLNG 2 Loan Parties, subject to certain exceptions.

The FLNG 2 Term Loans may be voluntarily prepaid by FLNG 2 Co, in whole or in part, subject to a prepayment premium for voluntary prepayments equal to 103% of the aggregate principal amount of such term loans prepaid plus accrued and unpaid interest during the third year following the Restructuring Effective Date. There will be no prepayment premium if prepaid during the first or second year following the Restructuring Effective Date. FLNG 2 Co will be required to prepay the FLNG 2 Term Loans at par with the net proceeds of non-ordinary course asset sales, condemnations, property/insurance claims, and certain other events enumerated in the FLNG 2 Credit Agreement, only after (x) payment in full of all obligations owing by any FLNG 2 Loan Party in respect of permitted management services provided by the New CoreCo Loan Parties to any FLNG 2 Loan Party (including the payment of costs and expenses relating thereto or in connection therewith) and (y) cash payments in respect of awards under the FLNG 2 MIP; provided that the FLNG 2 Loan Parties shall not have reinvestment rights.
The FLNG 2 Credit Agreement contains limited representations and warranties and affirmative and negative covenants, in each case, subject to applicable materiality qualifiers, thresholds and exceptions as set forth in the FLNG 2 Credit Agreement. The affirmative covenants include, among other things, the delivery of financial statements and notices; payment of taxes and other obligations, preservation of existence and compliance with applicable laws and regulations, maintenance of property and insurance, and compliance with the use of proceeds.
The negative covenants include, among other things, limitations on restricted payments, paying dividends and making other payments affecting restricted subsidiaries, limitations on the incurrence of indebtedness and the creation of new liens, limitations of effectuating assets sales, mergers, or the consolidation or sale of all or substantially all assets and limitations on transactions with affiliates.
The FLNG 2 Credit Agreement includes usual and customary events of default. These include, among other things, non-payment of principal, interest, fees or other amounts, material breach of representations or warranties, covenant defaults, cross-defaults with respect to other material debt, material judgements, bankruptcy or insolvency, ERISA-related defaults and impairment of security.
Incentive Plans
NFE MIP

After the Restructuring Effective Date, and in any event, not later than 120 days thereafter, the CoreCo Board will adopt the NFE MIP that provides for the issuance of equity and/or equity-based compensation. 10% of the shares of Common Stock on a fully diluted basis as of the Restructuring Effective Date (prior to giving effect to any conversion of the CoreCo Convertible Preferred Stock into shares of Common Stock) and 7% of the CoreCo Convertible Preferred Stock outstanding as of the Restructuring Effective Date will be reserved for issuance in connection with the NFE MIP. The participants of the NFE MIP, the allocations, the reservation for future issuances, the form of equity-based compensation to such participants (including the amount of allocations and the timing of the grant of the equity-based compensation), and the terms and conditions of such equity-based compensation (including vesting, exercise prices, base values, hurdles, forfeiture, repurchase rights and transferability) will be determined by the anticipated CoreCo Board. The anticipated CoreCo Board will, as soon as reasonably practicable following its selection, engage a compensation consultant to assist it in evaluating and determining the terms and conditions of the equity-based compensation to be awarded under the NFE MIP.
Awards granted under the NFE MIP will be issued under the Amended and Restated Incentive Plan, if the Incentive Plan Proposal and the other Restructuring Transaction Proposals are approved by our stockholders. Subject to such approval, the Amended and Restated Incentive Plan will become effective as of the Restructuring Effective Date.
FLNG 2 Incentive Program
NFE will adopt a cash incentive program for officers and other employees of NFE that are involved in the development of FLNG 2 (the “FLNG 2 Incentive Program”). A cash participation pool will be established under the FLNG 2 Incentive Program upon the sale of FLNG 2, in an amount based on cash proceeds of such FLNG 2 sale received by NFE FLNG 2 LLC, its subsidiaries or any direct parent of NFE FLNG 2 LLC, determined before deducting any such cash proceeds applied, or required to be applied, to pay amounts owing to NFE under any management services agreements entered into between or among NFE, NFE FLNG 2 LLC, its subsidiaries or any direct parent of NFE FLNG 2 LLC, but net of other transactions expenses and customary deductions (“FLNG 2 Sale Proceeds”), equal to the sum of: (i) 2 percent of every dollar of FLNG 2 Sale Proceeds up to and including $200,000,000, plus (ii) 3 percent of every dollar of FLNG 2 Sale Proceeds above $200,000,000 up to and including $400,000,000, plus (iii) 5 percent of every dollar of FLNG 2 Sale Proceeds above $400,000,000. Awards granted under the FLNG 2 Incentive Program may be issued as a cash-based award under the Incentive Plan.
BrazilCo MIP
After the Restructuring Effective Date, the new board of directors of BrazilCo will adopt an equity incentive plan for directors, officers, and employees of BrazilCo (the “BrazilCo MIP”).
Governance Matters
Pursuant to the terms of the Charter Amendment Proposal, NFE will remain a Delaware corporation, managed on a day-to-day basis by its chief executive officer and other senior executive officers with oversight from the CoreCo Board.
NFE will use its commercially reasonable efforts to continue as an SEC public reporting company. After the Restructuring Effective Date, if the Common Stock and CoreCo Convertible Preferred Stock are not then listed on the Nasdaq Global Select Market or another national securities exchange, the holders of a majority of the CoreCo Convertible Preferred Stock can require NFE to use commercially reasonable efforts to cause the Common Stock and, after NFE satisfies applicable listing standards, the CoreCo Convertible Preferred Stock, to be listed on a national securities exchange as promptly as reasonably practicable.
Immediately following the Restructuring Effective Date, the CoreCo Board will be comprised of seven directors: (i) Wesley R. Edens, (ii) to the extent lenders under the Revolving Credit Agreement receive at least seven percent of the voting equity of NFE, one director selected by the holders of a majority of the outstanding debt under the Revolving Credit Agreement (the “Majority RCF Lenders”), which director (if any) must have knowledge of or experience in the industry and satisfy Nasdaq independence rules (it being understood that such director shall neither be an employee nor an affiliate of any holder of debt under the Revolving Credit Agreement), and (iii) the remaining five directors (or six directors to the extent no director is selected pursuant to (ii)) selected by holders of a majority of the outstanding debt under the Term Loan B Credit Agreement (the “Majority TLB Lenders”) and holders of a majority of the outstanding New 2029 Notes (the “Majority 2029 New Noteholders”), the composition of which would satisfy Nasdaq independence rules (including committee composition) (it being understood that the directors appointed by the Majority TLB Lenders and Majority 2029 New Noteholders shall neither be employees nor affiliates of any holder of debt under the Term Loan B Credit Agreement or New 2029 Notes). The Majority TLB Lenders, the Majority 2029 New Noteholders and the Majority RCF Lenders, in their sole discretion, may collectively determine to increase the size of the board to up to nine directors. The members of the CoreCo Board shall serve until NFE’s next annual meeting following the Restructuring Effective Date, following which the CoreCo Board will be nominated/elected in accordance with standard public company board procedures (i.e., no ongoing right to serve, elected by majority vote of stockholders).
The chairperson of the CoreCo Board shall be an independent director initially selected collectively by the Majority TLB Lenders and Majority 2029 New Noteholders. Thereafter, the chairperson will be determined by a majority vote of the CoreCo Board; provided, that (i) such chairperson will not also serve as the chief executive officer and (ii) the initial chairperson shall be selected from the five directors selected by the Majority TLB Lenders and Majority 2029 New Noteholders (or six directors if no director is selected pursuant to (ii), above, or seven directors if the size of the CoreCo Board is increased to nine directors) and at all times shall be an independent director in accordance with SEC and Nasdaq independence rules.
NFE expects that the Common Stock and CoreCo Convertible Preferred Stock issued on the Restructuring Effective Date shall be freely transferable following the Restructuring Effective Date, subject to compliance with applicable securities laws as determined by NFE with the consent of the Majority Supporting Creditors.
On or about the Restructuring Effective Date, we expect to amend and restate the Company's Bylaws in substantially the form set forth as Annex B hereto and approved by the Board of Directors, included here for informational purposes only.
Securities Laws; Listing Matters
We expect that the Proposed CoreCo Equity Issuances, together with the issuance of the FLNG 2 Preferred Equity and the BrazilCo Common Equity, will be made in reliance upon the exemption from registration under the Securities Act provided by Section 3(a)(10) thereof. We have been advised that the sanction of the Restructuring Plans by the High Court, following notice to affected stakeholders and an opportunity to be heard, will satisfy the fairness hearing requirements of Section 3(a)(10). Accordingly, no registration of such securities under the Securities Act is expected to be required, and such securities would be issued without restrictive transfer legends. The availability of the Section 3(a)(10) exemption is contingent on High Court approval.
We expect these securities to be DTC-eligible, and plan to apply to list the CoreCo Convertible Preferred Stock on Nasdaq.
Registration Rights Agreement
In connection with the Restructuring Transaction, the Company will enter into a registration rights agreement (the “RRA”) with each Supporting Creditor, providing customary registration rights for any Common Stock and CoreCo Convertible Preferred Stock (including the shares of Common Stock underlying the CoreCo Convertible Preferred Stock) received pursuant to the Restructuring Transaction.
The Company will use commercially reasonable efforts to, on or as soon as reasonably practicable after the Restructuring Effective Date, but in no event greater than 10 business days after the Restructuring Effective Date, file a registration statement on Form S-1 (or applicable successor form) to register all of the Common Stock and CoreCo Convertible Preferred Stock (including the shares of Common Stock underlying the CoreCo Convertible Preferred Stock) (such securities, together with any securities issued or issuable in respect of such shares by way of conversion, exchange, stock dividend, split or combination, recapitalization, merger, consolidation or otherwise, the “Registrable Securities”) on a shelf registration statement (the “S-1 Resale Shelf”). The Company will use its commercially reasonable efforts to have the S-1 Resale Shelf declared effective as soon as practicable after the filing thereof, but no later than 30 calendar days after the filing thereof (or 90 calendar days after the filing thereof if the SEC notifies the Company that it will “review” the S-1 Resale Shelf). Any Registrable Securities will cease to be Registrable Securities on the first date that (i) all such securities have become freely tradable under Rule 144 under the Securities Act without a holding period, current public information requirement, limitation on volume, manner of sale restrictions or notice requirements and (ii) any and all securities law restrictive legends or designations associated with such shares have been removed. The S-1 Resale Shelf will provide for offerings on a delayed or continuous basis pursuant to Rule 415 under the Securities Act. The Company will use commercially reasonable efforts to prepare and file such amendments, post-effective amendments and supplements to the S-1 Resale Shelf as may be necessary to keep the S-1 Resale Shelf effective until the earlier of (1) the date that no Registrable Securities remain, (2) the date that all Registrable Securities have been sold pursuant to Rule 144 or a registration statement or (3) the date the S-3 Resale Shelf (as defined below) has become effective.
Once the Company is eligible to file a shelf registration statement on Form S-3, the Company will use commercially reasonable efforts to, as promptly as practicable, file a registration statement under the Securities Act on Form S-3 (or similar or successor form) (the “S-3 Resale Shelf”), covering the remaining Registrable Securities that have not been sold pursuant to Rule 144 or a registration statement. The Company will use commercially reasonable efforts to prepare and make all such filings as may be necessary to keep the S-3 Resale Shelf effective until the earlier of (1) the date that no Registrable Securities remain and (2) the date that all such Registrable Securities have been sold pursuant to Rule 144 or a registration statement. The applicable holders will have the right to request an unlimited number of registrations on Form S-3.
If requested by holders of Registrable Securities representing at least 10% of the then-outstanding Registrable Securities, the Company will conduct a shelf takedown off of the S-1 Resale Shelf or S-3 Resale Shelf, as applicable, covering Common Stock and, if applicable, CoreCo Convertible Preferred Stock requested by such holders (a “Takedown Request”); provided that the Company will not be obligated to undertake more than five shelf takedowns in the aggregate and no more than two shelf takedowns in any twelve-month period. Such holders may specify the type of offering to be covered by the Takedown Request, such as an underwritten offering or registered block trade.
Each holder of Registrable Securities representing at least 5% of the then-outstanding Registrable Securities will have the right to include its CoreCo Convertible Preferred Stock and Common Stock each time the Company proposes for any reason to register CoreCo Convertible Preferred Stock and/or Common Stock under the Securities Act. The rights to piggyback registration may be exercised an unlimited number of occasions. The rights to piggyback registration will be subject to usual and customary exceptions and limitations (including, without limitation, exceptions for employee plan S-8 filings and acquisition transactions, and limitations on the selection of underwriters, priority and cutbacks).
The RRA will also contain customary provisions relating to the registration procedures to be followed by the Company, indemnification obligations, delay and suspension rights, selection of underwriters, priority, cutbacks, lock-ups (to the extent requested by an applicable underwriter) and payment of expenses of registrations by the Company (including reasonable fees and disbursements of one counsel for the selling holders of Registrable Securities, but excluding underwriter discounts and commissions).
Other Conditions to the Consummation of the Restructuring Transaction
In addition to the conditions described elsewhere in this Proxy Statement, the obligations of the parties to consummate the Restructuring Transaction under the RSA are subject to the satisfaction (or written waiver by the Company and the Majority Supporting Creditors, each acting reasonably) of the following additional conditions precedent:

•the Agreement Effective Date (as defined in the RSA) must have occurred, and the RSA must remain in full force and effect;

•each of the definitive documents governing the Restructuring Transaction must have been negotiated in good faith and finalized, consistent with the RSA (including the consent rights set forth in Section 8 thereof) and any applicable Term Sheet, and, where applicable, duly executed and delivered by the relevant parties thereto;

•all necessary corporate, board, and shareholder authorizations of the parties approving the execution, delivery, and performance of the definitive documents must have been obtained and remain in full force and effect;

•all other actions, documents, and agreements necessary or advisable to implement and consummate the Restructuring Transaction must have been duly executed and delivered by the parties required to be party thereto and must remain in full force and effect;

•all new money, exit financing, or backstop commitments required under the Restructuring Term Sheet must have been duly executed and, subject to satisfaction of customary draw conditions, must be available to be funded on or prior to the Restructuring Effective Date;

•the representations and warranties of the Company Parties (as defined in the RSA) set forth in Section 5 of the RSA must be true and correct in all material respects (without giving effect to any “materiality,” “material adverse effect,” or similar qualifiers contained therein) as of the Agreement Effective Date and as of the Restructuring Effective Date;

•no later than five Business Days prior to the Restructuring Effective Date, the Company Parties must have provided all diligence materials and sufficiently detailed information reasonably requested by the Advisors (as defined in the RSA) (which requests must be made within 45 days of the Agreement Effective Date) relating to certain representations and warranties set forth in the RSA, including those pertaining to anti-corruption, sanctions, and related matters;

•each agreement set forth on Schedule 13 to the RSA must be in full force and effect, and neither the applicable Group member nor the other party thereto may be in material breach or have delivered a notice of cancellation thereof, in each case, except as otherwise provided on such Schedule 13;

•no insolvency, winding-up, administration, receivership, or similar proceedings may have been commenced by or against any Company Party, other than as expressly contemplated by the Restructuring Term Sheet or the definitive documents; the Advisors to the Supporting Creditors must have received payment in full from the Company Parties for all accrued and unpaid Advisor Fees and Expenses (as defined in the RSA) on or prior to the Restructuring Effective Date, inclusive of any reasonable estimate of Advisor Fees and Expenses through and including the Restructuring Effective Date;

•from the Agreement Effective Date through the RSA Termination Date (as defined in the RSA), no letter of credit issued under the Revolving Credit Agreement may have been drawn upon; and

•such other conditions as may be mutually agreed in writing between the Company and the Majority Supporting Creditors.
In addition, prior to the Restructuring Effective Date, the Company must deliver to the Majority Supporting Creditors (through their counsel) a certificate executed by a duly authorized officer of the Company confirming the satisfaction (or waiver) of each of the Restructuring Conditions Precedent (as defined in the RSA).
Dilutive Effects of the Restructuring Transaction
The Restructuring Transaction, if consummated, will have a substantially dilutive effect on the existing Common Stock. The Company has provided the information below to illustrate the potential dilutive impact to existing stockholders as a result of the Restructuring Transaction. This information is being provided for illustrative purposes only and is not intended to serve as, and must not be relied on by stockholders as, a guarantee, an assurance, a prediction, or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and may differ from assumptions. Many actual events and circumstances are beyond the control of the Company. See “Cautionary Note Regarding Forward-Looking Statements.”

in millions, except percentages
Shares of Common Stock Issued pursuant to the Restructuring Transaction	10,609,287
Shares of Common Stock issuable upon conversion of CoreCo Convertible Preferred Stock Issued pursuant to the Restructuring Transaction	112,872,769
Shares of Common Stock Reserved for Issuance Under the Incentive Plan	1,813,553
Shares of Common Stock issuable upon conversion of CoreCo Convertible Preferred Stock Reserved for Issuance Under the Incentive Plan	8,495,800
Total Shares Issued	139,504,103
Dilution to Existing Stockholders	~96%

* Does not reflect any shares of Common Stock that may be issued upon the exercise or vesting of any equity awards that are granted or may be granted under the Company’s equity compensation plans other than as set forth above. Assumes approval of Proposal 5– Incentive Plan Proposal.
** Assumes approval of Proposal 3–Charter Amendment Proposal, and adoption of a reverse split of the Common Stock at a ratio of 1-for-50.
Recommendation of the Board of Directors
After consulting with its financial advisors and outside legal counsel, and after reviewing and considering the terms and conditions of the Restructuring Transaction and the Proposals, the Board of Directors has: (a) approved the Restructuring Transaction and the performance by the Company of its obligations in connection therewith; and (b) recommended that the Company’s stockholders approve the Proposals at the Annual Meeting. Accordingly, the Board recommends that you vote FOR each of the Proposals.
The foregoing descriptions of the RSA, the Amended Certificate of Incorporation, the Incentive Plan, the CoreCo Convertible Preferred Stock and the RRA, and the Restructuring Transactions generally, are not complete and are subject to, and qualified in their entirety by reference to, the full text of Annexes A-F hereto, as well as the RSA, filed as Exhibit 10.1 to the Company's Current Report on Form 8-K, filed with the SEC on March 17, 2026, and incorporated by reference herein.

PROPOSAL NO. 1
ELECTION OF DIRECTORS
The first proposal is to elect two Class I directors to serve until the 2029 annual meeting of stockholders and until their respective successors are duly elected or appointed and qualified.
Our Certificate of Incorporation authorizes the number of directors to be determined from time to time by resolution adopted by a majority of the Board of Directors then in office (subject to those certain exceptions in the Bylaws and the Shareholders’ Agreement, dated as of February 4, 2019, by and among the Company, Wesley R. Edens and Randal A. Nardone, as it may be amended (the “Shareholders’ Agreement”)), as described under “Certain Relationships and Related Persons.” The number of directors on the Board is currently fixed at eight. Our Board of Directors is divided into three classes. The members of each class of directors serve staggered three-year terms.
On April 23, 2025, John J. Mack retired as an independent director of the Company.
On April 28, 2025, our Board of Directors appointed Charles M. Sledge as a Class I director of the Board of Directors, effective immediately, and he will serve until the Company’s 2026 annual meeting of shareholders and until his successor is duly elected and qualified or until his earlier death, resignation or removal. Mr. Sledge received the standard annual Board compensation for non-employee directors for 2025 pro-rated for the date that he joined the Board of Directors. In connection with his appointment, the Company entered into its customary indemnification agreement with Mr. Sledge.
Our current Board of Directors is classified as follows:

Class	Term Expiration	Director	Age
Class I	2026	Charles M. Sledge	60
		Katherine E. Wanner	58
Class II	2027	David J. Grain	63
		C. William Griffin	75
		Timothy W. Jay	66
Class III	2028	Desmond Iain Catterall	69
		Wesley R. Edens	64
		Randal A. Nardone	70
The Board of Directors has unanimously proposed Charles M. Sledge and Katherine E. Wanner as nominees for election as Class I directors. The director nominees currently serve on our Board of Directors.
If elected at the Annual Meeting, each of Mr. Sledge and Ms. Wanner will hold office until the 2029 annual meeting of stockholders and until their successors are duly elected or appointed and qualified, subject to earlier death, resignation or removal. Unless otherwise instructed, we will vote all proxies we receive FOR Mr. Sledge and Ms. Wanner. If any of the nominees become unable to stand for election as a director, an event that our Board of Directors does not presently expect, the proxy will be voted for a replacement nominee if one is designated by our Board of Directors.
Notwithstanding the approval of this Proposal 1, as described under "Background of the Restructuring Transactions—Governance Matters," if the Restructuring Transaction Proposals are approved, and the Restructuring Transaction is consummated, we expect all directors (i) other than Mr. Edens or (ii) unless appointed to remain as a director pursuant to the terms of the RSA at the discretion of the applicable Supporting Creditors, to resign from the Board of Directors effective on or around the Restructuring Effective Date. We then expect the remaining directors will fill these vacancies consistent with the terms of the RSA, with all directors serving until the Company's next annual meeting. The continuing Board of Directors will then be nominated and elected in accordance with standard public company board procedures, and pursuant to the terms of the Amended Certificate of Incorporation, will no longer be composed of multiple classes.

Required Vote
The approval of the Directors Proposal requires a plurality of the voting power of votes cast by the holders of Common Stock present in person or represented by proxy at the meeting and entitled to vote thereon. Abstentions and broker non-votes, if any, will have no effect on the Directors Proposal.

Recommendation of the Board of Directors
The Board of Directors recommends that you vote FOR the election of Charles M. Sledge and Katherine E. Wanner to serve as our Class I directors until the 2029 annual meeting of the stockholders and until their successors are duly elected or appointed and qualified.
Information Concerning Our Directors, Including the Director Nominees
Set forth below is certain biographical information for our directors, including the director nominees, as well as the month and year each person was first elected as one of our directors.
In evaluating director candidates, our Board of Directors assessed whether a candidate possessed the integrity, judgment, knowledge, experience, skill and expertise that are likely to enhance the Board of Directors’ ability to manage and direct our affairs and business, including, when applicable, to enhance the ability of committees of the Board of Directors to fulfill their duties.

Wesley R. Edens Founder, Chief Executive Officer and Chairman since August 2018
Mr. Edens has been our Chief Executive Officer and the Chairman of our board of directors since August 2018.
Mr. Edens was the Co-Chief Executive Officer of Fortress and was a member of the board of directors of Fortress from November 2006 to May 2024. Mr. Edens was a member of the Management Committee of Fortress since co-founding Fortress in May 1998 to May 2024. Mr. Edens has primary investment oversight of Fortress’ private equity and publicly traded alternative businesses.

Prior to co-founding Fortress, Mr. Edens was a partner and managing director of BlackRock Financial Management Inc. (an investment management firm), where he headed BlackRock Asset Investors, a private equity fund. In addition, Mr. Edens was formerly a partner and managing director of Lehman Brothers Holdings Inc.

Mr. Edens’ extensive credit, private equity finance and management expertise, extensive experience as an officer and director of public companies and his deep familiarity with our Company led the Board to conclude that Mr. Edens should serve as a director.

Desmond Iain Catterall Director since January 2019
Iain Catterall became a member of our Board of Directors in January 2019. Mr. Catterall currently serves as a principal and Chief Executive Officer of Kirkham Capital, an investment business focused on seeding fund managers, a position he has held since founding the firm in January 2009. Prior to that, Mr. Catterall served as the head of equities at Rand Merchant Bank from January 2003 to December 2008 and was also a member of Rand Merchant Bank’s management board and investment committee. He was also a founding member of Thynk Capital, a private equity company, and, prior to that, a founding director of Cadiz Holdings Limited, a Johannesburg Stock Exchange listed financial services company.

Mr. Catterall holds a Bachelor of Commerce degree from the University of Natal (Durban). We believe that Mr. Catterall’s extensive experience in emerging markets, capital markets and financial services brings valuable expertise to our Board of Directors.

David J. Grain Director since January 2019
David Grain became a member of our Board of Directors in January 2019. Mr. Grain currently serves as the Chief Executive Officer of Grain Management, LLC, a private equity firm focused on investments in the media and communications sectors, which he founded in 2007. Prior to founding Grain Management, LLC, from January 2003 to December 2005, Mr. Grain served as the President of Global Signal, Inc. (formerly NYSE: GSL), the largest communication tower owner/operator at the time and an affiliate of Fortress. Prior to joining Global Signal, Inc., from 2000 to 2003, he served as Senior Vice President at AT&T Broadband in New England, a provider of digital video, high speed Internet and digital phone services to more than two million customers in the region. Prior to leading AT&T Broadband' s New England operations, Mr. Grain spent more than a decade in the financial services industry, most recently at Morgan Stanley & Co. LLC, a financial services company, in New York from 1992 to 2000 where he focused primarily on telecommunications, media and technology companies. Mr. Grain serves on the Board of Directors of The Southern Company (NYSE: SO), a gas and electric utility company, and of Dell
Technologies (NYSE: DELL), a multinational technology company, Vice Chair of the Advisory Council of the National Museum of African American History and Culture, and Board Chair of the Martha's Vineyard Museum. He is also a Lifetime Member of the Council on Foreign Relations, and was appointed as a member of the National Infrastructure Advisory Council in 2011 and again in 2024. Mr. Grain earned a Bachelor of Arts degree in English from the College of the Holy Cross and a Master of Business Administration degree from the Amos Tuck School at Dartmouth College. We believe that Mr. Grain's experience with publicly traded companies as an executive and as a member of the board of directors brings valuable skills and leadership to our Board of Directors.

C. William Griffin Director since January 2019
Bill Griffin became a member of our Board of Directors in January 2019. Mr. Griffin has more than 45 years of experience in financial services. Mr. Griffin currently serves as Executive Chairman of ServiceMac, a privately held financial services company specializing in mortgage sub-servicing. He previously served as Executive Vice President, Enterprise Strategy of ServiceLink, LLC, helping deliver end-to-end solutions to large financial institutions from January 2017 until mid-2019. Prior to that, Mr. Griffin served in various capacities within Fidelity National Financial, Inc. (“Fidelity”) and its affiliates, including as Executive Vice President of Black Knight Financial Services from January 2014 to December 2016 and Executive Vice President of Sales and Marketing for Lender Processing Services from November 2011 to December 2013.

He also served as President and Chief Executive Officer from 2002 to 2003 when Lender Processing Services was acquired by Fidelity. Mr. Griffin holds a Bachelor of Business Administration degree from The University of Georgia. We believe that Mr. Griffin’s leadership and extensive financial experience bring significant value to our Board of Directors.

Timothy W. Jay Director since March 2023
Timothy W. Jay became a member of our Board of Directors in March 2023. Mr. Jay has worked as Head of Government Bond Sales and Rates Trader at CRT Capital Group LLC, a financial services firm, from 2009 until his retirement in 2016. From 2005 to 2006, he served as Co-Managing Partner at Rockridge Advisors LLC, a multi-strategy hedge fund. Prior to 2005, he worked for Lehman Brothers as a Government Bond Trader, Head of Global Government Bond Business and a Liquid Markets Head Trader. During the same time, from 1996 to 2006, he served as both Chairman and Vice Chairman of the Treasury Borrowing Advisory Committee, which regularly advised the U.S. Treasury and the Federal Reserve Board on policy. He also served as a director of Intrawest Holdings from 2013 to 2017. We believe that Mr. Jay's significant knowledge of real estate and operational and financial development brings significant value to our Board of Directors.

Charles M. Sledge Director since April 2025
Charles M. Sledge became a member of our Board of Directors in April 2025. Mr. Sledge currently serves as the Non-Executive Chairman of the board of directors of Noble Holding Corporation plc and serves a position he has held since February 2021. Mr. Sledge has also served as a member of the board of directors of Talos Energy Inc. since May 2018 and currently chairs the Audit Committee of Talos Energy Inc. Additionally, he currently serves on the board of Weatherford International plc, where he serves as chairman since June 2018. Mr. Sledge previously served on the board of directors of Vine Energy, Inc. (which was acquired by Chesapeake Energy Corporation). Mr. Sledge previously served as the Chief Financial Officer of Cameron International Corporation, an oilfield services company, from 2008 until its sale to Schlumberger Limited in 2016. Prior to that, he served as the Corporate Controller of Cameron International Corporation from 2001 until 2008. Mr. Sledge received his Bachelor of Science in Accounting at Louisiana State University and is a graduate of the Advanced Management Program at Harvard University. We believe that Mr. Sledge's significant knowledge of the energy space and extensive financial experience will bring significant value to our Board of Directors.

Randal A. Nardone Director since August 2018
Randal Nardone has been a member of our Board of Directors since August 2018. A co-founder of Fortress in May 1998, he was also a member of its management committee from May 1998 to May 2024, as well as a member of its board of directors from November 2006 to May 2024. Mr. Nardone served as Fortress’s Chief Executive Officer from July 2013 through December 2017, after serving as its Interim Chief Executive Officer from December 2011 to July 2013. Prior to founding Fortress in 1998, Mr. Nardone was a principal of BlackRock Financial Management, Inc. Prior to joining BlackRock Financial Management, Inc., Mr. Nardone was a partner and a member of the executive committee at the law firm of Thacher Proffitt & Wood. Mr. Nardone received a Bachelor of Arts from the University of Connecticut and received a Juris Doctor from Boston University School of Law. We believe that Mr. Nardone’s leadership, management experience and experience with corporate and securities law bring valuable experience to our Board of Directors.

Katherine E. Wanner Director since January 2019
Katherine Wanner became a member of our Board of Directors in January 2019. From 1993 to 1997, Ms. Wanner served in various roles within the finance, communications and business development groups at Brinson Partners Inc. and UBS Global Asset Management, where she was responsible for the revenue cycle, statistical analysis and market research, and later joined the private equity group in 1998. In 2001, Ms. Wanner was a founding Partner at Adams Street Partners, LLC, a global private equity firm currently with $65 billion in assets under its management and offices in 15 locations around the world, and the successor firm to Brinson Partners Inc. and UBS Global Asset Management. From 2007 until her retirement in 2015, Ms. Wanner managed Adams Street Partners’ US Primary investment team and served on the firm’s Global Primary Investment Committee, which was responsible for sourcing, analyzing and monitoring investments in private equity partnerships, implementing strategy and approving all primary fund investments.
Post Ms. Wanner’s retirement from Adams Street Partners in 2015, Ms. Wanner has served as an Operating Partner at Abundant Venture Partners from 2016 to April 2018. Since April 2018 and through December 2019, Ms. Wanner served as an Advisor at Abundant Venture Partners. Ms. Wanner is currently a Senior Advisor and was a founding partner in 2020 at Fairway Capital Management, an institutional venture capital investment manager. Since 2024, Kathy Wanner is an Executive Partner with Shore Capital Partners, a lower middle-market private equity firm focused on partnering with companies that have between $1 to $10 million of EBITDA. Kathy focuses on supporting the firm’s strategic initiatives and supporting its funds and portfolio companies.
Since 1998, Ms. Wanner has served on many private equity and venture capital advisory boards and completed many primary investments across several sectors, and was responsible for managing relationships with several of the firm’s United States based venture, energy focused and special situation managers. Additionally, from 1989 to 1993, Ms. Wanner gained experience in statistical modeling, reporting, tracking and analysis as a Senior Financial Analyst at Frontier Risk Management, Range Wise, Inc. and Morgan Stanley & Co. LLC. Ms. Wanner received a Bachelor of Science in Finance from Binghamton University and a Master of Business Administration from the Kellogg School of Management at Northwestern University. We believe Ms. Wanner’s extensive financial experience in business investments and asset management brings significant value to our Board of Directors.

Determination of Director Independence
If required under the listing standards of the Nasdaq Stock Market LLC (“Nasdaq”), the Board of Directors shall be comprised of a majority of directors who qualify as independent directors (“Independent Directors”) under the listing standards of Nasdaq.
Pursuant to the Company’s Corporate Governance Guidelines, the Board of Directors must be comprised of a majority of directors who qualify as Independent Directors. The Board of Directors review annually the relationships that each director has with the Company (either directly or as a partner, shareholder or officer of an organization that has a relationship with the Company). Following such annual review, only those directors who the Board of Directors affirmatively determines satisfy the applicable independence requirements will be considered Independent Directors. The Board of Directors may adopt and disclose categorical standards to assist it in determining director independence. In the event that a director becomes aware of any change in circumstances that may result in such director no longer being considered independent under the listing standards of Nasdaq or under applicable law, the director must promptly inform the Chair of the Nominating and Corporate Governance Committee if such committee is established. Our Board of Directors determined that Messrs. Griffin, Sledge, Grain, Catterall, Jay and Ms. Wanner qualify as Independent Directors. Our Board of Directors also previously determined that Mr. Mack, who retired as a director of the Company on April 23, 2025, qualified as an Independent Director.
Statement on Corporate Governance

We emphasize the importance of professional business conduct and ethics through our corporate governance initiatives. Our Board of Directors consists of a majority of independent directors under the corporate governance standards of Nasdaq. We have adopted Corporate Governance Guidelines and a Code of Business Conduct and Ethics (the “Code of Conduct”), which delineate our standards for our employees, officers and directors. We make available, free of charge through a link on our website, our annual reports on Form 10-K, quarterly reports on Form 10-Q, current reports on Form 8-K, and amendments to such reports, if any, as filed with the SEC as soon as reasonably practicable after such filing. Our website also contains our Code of Conduct, Corporate Governance Guidelines, and the charters of the Audit Committee and Compensation Committee of our Board of Directors. Our website address is www.newfortressenergy.com. You may also obtain these documents by writing the Company at 111 W. 19th Street, 8th Floor, New York, New York 10011, Attention: Investor Relations.
Sustainability
As part of our strategy, we are focused on supporting the transition to a low-carbon economy and aim to provide cleaner, sustainable energy solutions around the world by leveraging our expertise and business and financing relationships, as well as our access to capital. We highlighted certain of our current sustainability solutions and investments in our Form 10-K for the year ended December 31, 2025, and we expect to continue to explore additional sustainability-related opportunities.
Code of Conduct
As mentioned above, the Board of Directors has adopted the Code of Conduct, which is available on our website, that applies to all of our officers, directors and employees, including our principal executive officer and principal financial officer. The purpose of the Code of Conduct is to promote, among other things:
•honest and ethical conduct;
•maintenance of accurate financial records and adherence to applicable accounting rules and policies;
•compliance with applicable governmental laws, rules and regulations; and
•accountability for adherence to the Code of Conduct and the reporting of violations thereof.
Our Company intends to disclose any changes in or waivers from our Code of Conduct, as required by applicable U.S. federal securities laws and the corporate governance rules of Nasdaq, by posting such information on our website at the address and location specified above.
Insider Trading Policies and Procedures
The Company has adopted an insider trading policy that governs the purchase, sale and other dispositions of our securities by our directors, officers and employees, which we believe is reasonably designed to promote compliance with applicable insider trading laws, rules and regulations and listing standards. A copy of our insider trading policy is filed as Exhibit 19.1 to our Annual Report on Form 10-K for the year ended December 31, 2024. In addition, with regard to the Company’s trading in its own securities, it is the Company’s policy to comply with the federal securities laws and the applicable exchange listing requirements.
Board Leadership Structure
The Company does not have a policy to separate the roles of Chief Executive Officer and Chairman of the Board of Directors, as the Board of Directors believes it is in the best interests of the Company to make that determination based on the position and direction of the Company and the membership of the Board. Mr. Edens has served as both the Chairman of our Board of Directors and Chief Executive Officer since August 2018. The Board of Directors believes that having Mr. Edens serve as both Chief Executive Officer and Chairman is an appropriate, effective and efficient leadership structure, and has determined that combining the Chief Executive Officer and Chairman roles provides for clear accountability and leadership responsibility, and facilitates effective decision-making and a cohesive corporate strategy. The Board of Directors periodically reviews its leadership structure. The Company does not have a lead independent director; however, an independent director may preside over any executive sessions.
The Board and Its Committees
Our Certificate of Incorporation provides that the number of directors that constitute the whole Board of Directors shall be determined from time to time by resolution adopted by a majority of the Board of Directors then in office (subject to those certain exceptions in the Bylaws and the Shareholders’ Agreement). Our Board of Directors currently consists of eight directors. Our Board of Directors is divided into three classes of directors, with each class as equal in number as possible, serving staggered three-year terms. Class I, Class II and Class III directors will serve until our annual meeting in 2026, 2027 and 2028, respectively. Mr. Sledge and Ms. Wanner are assigned to Class I; Messrs. Grain, Griffin and Jay are assigned to Class II; and Messrs. Edens, Nardone and Catterall are assigned to Class III. At each succeeding annual meeting, directors will be elected to succeed the class of directors whose terms have expired. This classification of the Board of Directors could have the effect of increasing the length of time necessary to change the composition of a majority of the Board of Directors. In general, at least two annual meetings will be necessary to effect a change in a majority of the members of the Board of Directors. All officers serve at the discretion of the Chief Executive Officer or the Board of Directors. Neither our Certificate of Incorporation nor our Bylaws provide for cumulative voting in the election of directors, which means that the holders of a majority of our issued and outstanding shares of Common Stock may elect all of the directors standing for election, and the holders of the remaining shares of Common Stock will not be able to elect any directors.

During the year ended December 31, 2025, our Board of Directors held 33 meetings. No person then serving as a director attended fewer than 75 percent of all meetings of our Board of Directors and the committees on which such director served. The Board of Directors has three standing committees: the Audit Committee, the Compensation Committee and the Regulatory Compliance Committee. As of the effective date of the RSA, the Board also has a Transition Committee. During 2025, the Audit Committee met 13 times, the Compensation Committee met seven times and the Regulatory Compliance Committee met once. Although director attendance at the Company’s annual meeting each year is encouraged, the Company does not have an attendance policy. None of the persons serving then as our directors attended our annual meeting of stockholders in 2025.
Audit Committee
We are required to have an audit committee of at least three members, and all of its members are required to meet the independence and experience standards established by Nasdaq and the Exchange Act. We have established an audit committee compliant with Nasdaq and SEC rules, whereby Ms. Wanner and Messrs. Grain and Griffin serve as members of such committee with Ms. Wanner serving as the chairperson. SEC rules also require that a public company disclose whether or not its audit committee has at least one “audit committee financial expert” as a member. Ms. Wanner satisfies the definition of “audit committee financial expert.” As required by the SEC rules and Nasdaq listing standards, our Board of Directors have affirmatively determined that each of Messrs. Grain and Griffin and Ms. Wanner meet the definition of “independent director.” We adopted an audit committee charter defining the committee’s primary duties in a manner consistent with the rules of the SEC and Nasdaq standards. You can find a copy of our audit committee charter on the Investor Relations section of the NFE website (www.newfortressenergy.com).
The audit committee assists the Board of Directors in its oversight of the integrity of our financial statements and our compliance with legal and regulatory requirements and company policies and controls. The audit committee has the sole authority to: (1) retain and terminate our independent registered public accounting firm, (2) approve all auditing services and related fees and the terms thereof performed by our independent registered public accounting firm, and (3) pre-approve any non-audit services and tax services to be rendered by our independent registered public accounting firm. The audit committee is also responsible for confirming the independence and objectivity of our independent registered public accounting firm. Our independent registered public accounting firm has been given unrestricted access to the audit committee and our management.
Risk Oversight
The Company’s risk management is overseen by the Chief Executive Officer, who receives reports directly from employees and individuals who perform services for the Company. Material risks are identified and prioritized by management, and material risks are periodically discussed with the Board of Directors. The Board of Directors regularly reviews information regarding the Company’s credit, liquidity and operations, including risks and contingencies associated with each area. In addition to the formal compliance program, the Board of Directors encourages management to promote a corporate culture that incorporates risk management into the Company’s corporate strategy and day-to-day business operations.
Compensation Committee
Because we were a “controlled company” within the meaning of Nasdaq corporate governance standards until October 1, 2024, we were not required to have a compensation committee. However, even as a controlled company, we established a compensation committee to ease the administrative burden on the full Board of Directors. So long as we continued to be a controlled company, our compensation committee was not required to be comprised solely of independent directors. As such, Messrs. Edens and Nardone served as the members of our compensation committee until October 1, 2024. As of October 1, 2024, we have established a compensation committee compliant with Nasdaq and SEC rules for non-controlled companies. Messrs. Grain, Griffin and Jay served as members of such committee through August 2025. Since August 2025, Messrs. Grain, Griffin and Sledge have served as members of such committee.

The compensation committee oversees our executive compensation programs and make recommendations to the Board of Directors regarding director compensation. We adopted a compensation committee charter defining the committee’s primary duties and authority. You can find a copy of our compensation committee charter on the Investor Relations section of the NFE website (www.newfortressenergy.com).
Nominating and Corporate Governance Committee
Under Nasdaq corporate governance standards, we are not required to, and do not currently, have a nominating and corporate governance committee. See “Certain Relationships and Related Transactions—Shareholders’ Agreement” for additional information about our significant shareholders' ability to designate certain members of our Board.
If we determine to establish a nominating and corporate governance committee, we anticipate that it would consist of three directors who will be “independent” under the rules of the SEC and Nasdaq. This committee would identify, evaluate and recommend qualified nominees to serve on our Board of Directors, develop and oversee our internal corporate governance processes and maintain a management succession plan. Upon formation of a nominating and corporate governance committee, we would expect to adopt a nominating and corporate governance committee charter defining the committee’s primary duties in a manner consistent with the rules of the SEC and Nasdaq or market standards.
Our Bylaws provides certain procedures that a stockholder must follow to nominate persons for election to the Board of Directors. Nominations for director at an annual stockholder meeting must be submitted in writing to the Company’s Secretary at New Fortress Energy Inc., 111 W. 19th Street, 8th Floor, New York, New York 10011. The Secretary must receive the notice of a stockholder’s intention to introduce a nomination at an annual stockholder meeting (together with certain required information set forth in our Bylaws) within the timeframes set forth below under “Advance Notice for Stockholder Nominations and Proposals for 2027 Annual Meeting.”
The Board of Directors is responsible for nominating members for election to the Board and for filling vacancies on the Board that may occur between annual meetings of stockholders. The Board believes that the qualifications for serving as a director of the Company are, taking into account such person’s familiarity with the Company, possession of such knowledge, experience, skills, expertise and integrity as would enhance the Board’s ability to manage and direct the affairs and business of the Company, including, when applicable, the ability of committees of the Board to fulfill their duties and/or to satisfy any independence requirements imposed by law, regulation or Nasdaq rule.
In addition to considering a director-candidate’s background and accomplishments, the process for identifying and evaluating all nominees includes a review of the current composition of the Board of Directors and the evolving needs of our business. The Board will identify potential nominees by asking current directors and executive officers to notify the Board if they become aware of suitable candidates. The Board also may, from time to time, engage firms that specialize in identifying director candidates. As described above, the Board will also consider candidates recommended by stockholders. Our evaluation of nominees does not necessarily vary depending on whether or not the nominee was nominated by a stockholder. In considering candidates submitted by stockholders, the Board may take into consideration the number of shares of Common Stock held by the recommending stockholder and the length of time that such shares have been held. We do not have a formal policy with regard to identifying director nominees, but the Board strives to nominate individuals with a variety of perspectives and complementary skills.

Transition Committee
Pursuant to the terms of the RSA, the Board of Directors formed a transition committee of the Board of Directors (the “Transition Committee”) comprised of two existing independent members of the Board of Directors, Charles M. Sledge (Chairperson) and Katherine E. Wanner.
Subject to certain exceptions, including in respect of (i) the restrictions and requirements of the DGCL or the Company’s organizational documents and (ii) any matters previously delegated to either the Audit Committee or Compensation Committee, the Board of Directors has exclusively delegated to the Transition Committee all power and authority of the Board of Directors with respect to the following matters until the consummation of the Restructuring Transaction (or termination thereof):

•reviewing, evaluating and approving (or, if required by the DGCL, providing a recommendation to the Board of Directors for or against), the entry by the Company or any of its direct or indirect subsidiaries into any agreement, arrangement or other transaction that is, or would reasonably be expected to be, significant to the Company or the Company’s business, taken as a whole, and that would not be in the ordinary course of business of the Company or its direct or indirect subsidiaries (as applicable);

•determining whether any matter constitutes a matter in which a conflict of interest exists or is reasonably expected to exist between any Company Party, on the one hand, and any of its current and former related parties and other professionals and advisors of such person or entity, and any such person’s or entity’s respective heirs, executors, estates, assigns and nominees, on the other hand (a “Conflict Matter”);

•reviewing, evaluating and approving (or, if required by the DGCL, providing a recommendation to the Board of Directors for or against), any matter that constitutes a Conflict Matter excluding any Conflict Matter in which there is a conflict that affects both members of the Transition Committee;

•with limited and specified exceptions already subject to the review and approval of the Compensation Committee, (x) prior to seeking the consent of any Supporting Creditor as required under Section 2(d)(1) of the RSA, reviewing, evaluating and recommending to the Board of Directors, the taking, or not taking, by the Company or any of its direct or indirect subsidiaries (as applicable) of any action or omission, as applicable, that also requires the consent of any Supporting Creditor, and (y) negotiating and approving any management retention agreements or similar arrangements with any employee, officer or director (or equivalents) of the Company or any of its direct or indirect subsidiaries (as applicable) with respect to, or in anticipation of, the Restructuring Transaction;

•causing the Company or any of its direct and indirect subsidiaries to enter into such contracts providing for the engagement of legal counsel, financial advisors and other outside professionals, consultants and agents (including with respect to reimbursement of expenses, indemnification and other rights) for the furtherance of the matters exclusively delegated to the Committee, and to cause a Company entity to perform all obligations required to be performed by it under, each such contract; and

•causing the Company’s management to, together with the Company’s advisors, provide updates to the advisors to the Supporting Creditors in regard to such matters and at such times as the Transition Committee deems appropriate and consistent with its activities.
The charter of the Transition Committee does not require the Transition Committee to take any specific action, nor the Board of Directors to take any specific action, including in response to a recommendation of the Transition Committee, in each case, if it deems so advisable, consistent with the exercise of fiduciary duties under applicable law, after consultation with outside counsel. Further, upon the Transition Committee’s approval of a delegated matter or action, the Transition Committee may, in its sole discretion, submit such matter or action to the Board of Directors for approval. Notwithstanding the foregoing, the Transition Committee is required to submit to the Board of Directors for approval any matter or action that cannot be delegated to or represents a power that cannot be exercised by the Transition Committee pursuant to the DGCL or the Company’s organizational documents.
Communications with the Board of Directors
Stockholders or other interested parties can contact any director, any committee of the Board of Directors or our independent directors as a group, by writing to them care of: General Counsel and Secretary, 111 W. 19th Street, 8th Floor, New York, New York 10011. All such communications will be forwarded to the appropriate member(s) of the Board of Directors. Any complaints relating to the Company’s accounting, internal accounting controls or auditing matters will also be referred to members of the Audit Committee.

REPORT OF THE AUDIT COMMITTEE
In accordance with and to the extent permitted by the rules of the SEC, the information contained in the following Report of the Audit Committee shall not be incorporated by reference into any of the Company’s future filings made under the Exchange Act, and shall not be deemed to be “soliciting material” or to be “filed” under the Exchange Act or the Securities Act of 1933, as amended (the “Securities Act”).
The Audit Committee operates under a written charter approved by the Board of Directors, consistent with the corporate governance rules issued by the SEC and Nasdaq. The Audit Committee’s charter is available on the Company’s website at www.newfortressenergy.com. The members of the Audit Committee hold executive sessions during the course of the year.
The Audit Committee oversees the Company’s financial reporting process on behalf of the Board of Directors. It is not the duty of the Audit Committee to prepare the Company’s financial statements, to plan or conduct audits or to determine that the Company’s financial statements are complete and accurate in accordance with generally accepted accounting principles. Management has the primary responsibility for the financial statements and the reporting process, including the system of internal controls. The independent registered public accounting firm is responsible for auditing the financial statements and expressing an opinion as to whether those audited financial statements fairly present the financial position, results of operations and cash flows of the Company in conformity with generally accepted accounting principles.
The Audit Committee has reviewed and discussed with management and the independent registered public accounting firm the Company’s internal control over financial reporting, including a review of management’s and the independent registered public accounting firm’s assessments of and reports on the effectiveness of internal control over financial reporting and any significant deficiencies or material weaknesses.
The Audit Committee has reviewed and discussed with management the audited financial statements in the annual report on Form 10-K.
The Audit Committee has discussed with the independent registered public accounting firm the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board (“PCAOB”) and the SEC, including the auditor’s judgment as to the quality, not just the acceptability, of the accounting principles, the consistency of their application and the clarity and completeness of the audited financial statements.
The Audit Committee has received the written disclosures and the letter from the independent registered public accounting firm required by the applicable PCAOB requirements and has discussed with the independent registered public accounting firm their independence.
Based on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors (and the Board of Directors agreed) that the audited financial statements be included in the annual report on Form 10-K for the year ended December 31, 2025, for filing with the SEC. The Audit Committee and the Board of Directors also have recommended, subject to shareholder approval, the selection of the Company’s independent registered public accounting firm for fiscal year 2026.
The Audit Committee

Katherine E. Wanner, Chairperson
David J. Grain
C. William Griffin

MANAGEMENT
The following table sets forth certain information with respect to the executive officers of the Company:

Name	Age	Position
Wesley R. Edens	64	Chief Executive Officer
Christopher S. Guinta	43	Chief Financial Officer
Michael Lowe	42	Chief Accounting Officer
Wesley R. Edens. Wesley Edens is our founder and has served as our Chief Executive Officer and the Chairman of our Board of Directors since August 2018. For more information regarding Mr. Edens, see above under “Proposal No. 1 Election of Directors—Information Concerning Our Directors, Including the Director Nominees.”
Christopher S. Guinta. Mr. Guinta has served as our Chief Financial Officer since August 2018, and the Chief Financial Officer of New Fortress Energy Holdings since April 2017. Prior to joining NFE, Mr. Guinta served as Chief Financial Officer of Ranger Offshore Inc. from November 2011 to April 2017. Prior to Ranger, Mr. Guinta served as an associate at SunTx Capital Partners from April 2009 to November 2011. Before joining SunTx Capital Partners, Mr. Guinta served as an associate at Citi Capital Markets in the Investment Banking Division.
Michael Lowe. Mr. Lowe began serving as our Chief Accounting Officer on April 29, 2025. Since 2019, Mr. Lowe has been a Senior Vice President of our accounting team, responsible for all financial reporting and technical accounting matters. Prior to joining NFE, Mr. Lowe was a Director in PwC's Capital Markets and Accounting Advisory Services practice, advising clients on capital markets transactions and complex accounting issues. Mr. Lowe began his career with PwC and served in various roles from 2008 to 2019.

EXECUTIVE COMPENSATION
Compensation Discussion and Analysis
Introduction
The Compensation Discussion and Analysis that follows provides a description of our compensation program for each of the individuals listed below. We refer to these individuals throughout the Compensation Discussion and Analysis and the tables that follow as our named executive officers. For 2025, our named executive officers were as follows:
•Wesley R. Edens, Chief Executive Officer
•Christopher S. Guinta, Chief Financial Officer

•Michael Lowe, Chief Accounting Officer

•Yunyoung Shin, Former Chief Accounting Officer
On April 29, 2025, Ms. Shin ceased serving as our Chief Accounting Officer and Mr. Lowe began serving as our Chief Accounting Officer.
Role of the Compensation Committee in Executive Compensation
It is our Compensation Committee’s responsibility to:
•oversee the design of our executive compensation programs, policies and practices;
•determine the types and amounts of compensation for our executive officers; and
•review and approve the adoption, termination and amendment of, and to administer and, as appropriate, make recommendations to the Board regarding, our incentive compensation plans.
Our objective is to provide a market-based executive compensation program tied to performance and aligned with the interests of our stockholders.
Role of the Compensation Consultant

During the summer of 2025, our Compensation Committee retained Lyons, Benenson & Company Inc. (“LB&Co.”) as its independent compensation consultant to advise on the 2025 Cash Retention Program (as described below in this Compensation Discussion and Analysis) and our new Director Compensation Program, which is described in the “Director Compensation” section of this Proxy Statement. LB&Co. does not provide any other services to the Company. Following a review of the relationship between the Company and LB&Co. during 2025, the Compensation Committee concluded that LB&Co.’s work did not raise any conflicts of interest.
Role of Executive Officers in Determining Compensation for our Executive Compensation
Prior to October 1, 2024, Messrs. Edens and Nardone served as the members of our Compensation Committee. As of October 1, 2024, our Compensation Committee has been composed entirely of independent directors.
As a member of our Compensation Committee until October 1, 2024, Mr. Edens was involved in all decisions regarding the compensation of our named executive officers prior to that date. As described more fully below, Mr. Edens does not receive any regular annual compensation from any party for services rendered to us.
At our 2024 Annual Meeting of Stockholders, we held a non-binding advisory stockholder vote on the compensation of our named executive officers for the year ended December 31, 2023 (the “2024 Say-on-Pay” vote). Our stockholders approved the compensation of our named executive officers, with approximately 99.5% of the votes cast in favor of our 2024 Say-on-Pay resolution. We currently hold our “say-on-pay” advisory vote every three years and expect the next such vote will be held at our 2027 annual meeting of stockholders. Our Compensation Committee will consider the outcome of the Company’s say-on-pay votes and other feedback from stockholders when making future compensation decisions.

Elements of our Executive Compensation Program
Mr. Edens has elected to serve as our CEO without regular annual compensation, primarily due to his substantial ownership stake in us. Mr. Edens is compensated by FIG LLC for services performed for the benefit of Fortress and certain other Fortress entities. However, none of the compensation received by Mr. Edens from FIG LLC is compensation for services rendered to us. As such, regular annual compensation information for Mr. Edens is not included below.
Base Salary. Base salary is a fixed component of our executive compensation for each year, which may be increased from time to time based on the individual’s performance and other factors as determined by our Compensation Committee. Base salaries were originally set pursuant to negotiations with our named executive officers at the time of hire, and are intended to reflect the position, duties and responsibilities of each executive. As previously noted, Mr. Edens does not receive regular annual compensation from us. For 2025, annual base salaries for Mr. Guinta and Mr. Lowe were $350,000 (which was unchanged from 2024) and $325,000, respectively.

Annual Cash Bonuses. Our named executive officers are eligible to receive annual cash bonuses. We consider annual cash incentive bonuses to be “at-risk” compensation. For 2025, Mr. Guinta had a target bonus opportunity equal to 125% of his annual base salary. For 2025, Mr. Lowe was eligible to receive a discretionary annual bonus. Mr. Guinta and Mr. Lowe must be actively employed at, and not have given or received notice of termination prior to, the time of the bonus payment in order to receive the bonus. As previously noted, Mr. Edens does not receive regular annual compensation from us. The Compensation Committee determined that no annual cash bonuses would be paid to the Company's executive officers for 2025 and instead determined to provide cash retention awards pursuant to the 2025 Cash Retention Program, as discussed below.
Historically, we have not used pre-established performance goals in our evaluation of performance with respect to the annual incentive payment. Instead, we considered many factors in our decision-making process relating to the amount, if any, of the annual incentive payment. The factors have generally involved the following:
•Reviewing Company performance. We review all aspects of financial and operational performance of the Company, and also assesses Company performance in relation to the direction of the Company’s business, taking into account changing economic and market environments.
•Individual performance. We also evaluate individual performance beyond purely financial measures, including, generally, one or any combination of the following: exceptional performance of the individual’s functional responsibilities; leadership; creativity; innovation; collaboration; development and implementation of growth initiatives; and other activities that are critical to driving long-term value for shareholders.
After the end of the fiscal year, we review both Company and individual performance to determine actual bonus payouts for the applicable year. Historically, we have not applied a pre-established formula for determining the relative importance of the factors discussed above.
Long-Term Incentive Awards. In 2019, in connection with our initial public offering, we adopted the Incentive Plan. Under the Incentive Plan, the Company may issue options, share appreciation rights, restricted shares, restricted share units (“RSUs”) and performance share units (“PSUs”), share bonuses or other share-based awards to selected officers, employees, non-employee directors and select non-employees of NFE or its affiliates. We did not grant any equity awards to our named executive officers during 2025.
Perquisites and Personal Benefits. We did not provide any perquisites or personal benefits to our named executive officers in 2025.
2025 Cash Retention Program
In the fall of 2025, our Compensation Committee reviewed and approved a cash retention program (the “2025 Cash Retention Program”), in consultation with LB&Co., to retain and incentivize certain critical executives and senior management employees of the Company (including each of our named executive officers other than Ms. Shin) during a period critical to the Company’s ongoing operations and corporate strategy. Each of Messrs. Edens, Guinta and Lowe received an award under the 2025 Cash Retention Program, the terms of which were set forth in a retention award agreement. The material terms of the retention award agreements entered into with Messrs. Edens, Guinta and Lowe are summarized below. Please see the section of this Proxy Statement entitled “Director Compensation” for additional information about the retention award agreement entered into with Mr. Nardone. The Company has not granted a retention award to any other non-employee director.

Edens Retention Agreement. In October 2025, the Company entered into a retention award agreement with Mr. Edens providing for the following cash retention payments: (i) a service retention payment equal to $3,125,000 (“Service Retention Payment”), (ii) a transaction resolution retention payment equal to $1,875,000 (“Transaction Retention Payment”) and (iii) a restructuring incentive payment equal to $2,500,000 (“Restructuring Incentive Payment”). Mr. Edens’ Service Retention Payment was paid upfront, subject to a clawback provision that lapses (and did lapse) on March 15, 2026 or, if earlier, upon Mr. Edens termination of employment by the Company without cause or due to his death or permanent disability (“Qualifying Termination”). Mr. Edens’ Transaction Retention Payment was also paid upfront, subject to a clawback provision that lapses (and did lapse) upon the negotiation and execution of a contract in a key operating jurisdiction (or a comparable contract elsewhere) or, if earlier, upon a Qualifying Termination. Such contract was executed in late 2025. Mr. Edens’ Restructuring Incentive Payment is payable upon the successful completion of the Company’s financial restructuring, provided that upon a Qualifying Termination prior to a financial restructuring, the Restructuring Incentive Payment will be paid if the financial restructuring is successfully completed within three months following such Qualifying Termination.
Guinta Retention Agreement. In September 2025, the Company entered into a retention award agreement with Mr. Guinta providing for the following cash retention payments: (i) a $3,000,000 Service Retention Payment and (ii) a $3,000,000 Restructuring Incentive Payment. Mr. Guinta’s Service Retention Payment was paid upfront, subject to a clawback provision that lapses (and did lapse) on March 15, 2026 or, if earlier, upon a Qualifying Termination. Mr. Guinta’s Restructuring Incentive Payment is payable on the earlier of the completion of a Restructuring or, if the Restructuring Incentive Payment had not been paid by January 1, 2026, on January 1, 2026, in each case, subject to Mr. Guinta’s continued employment on the payment date. The Restructuring Incentive Payment was paid on January 1, 2026, subject to the same repayment obligation as his Service Retention Payment, and will be reported in our Summary Compensation Table for 2026.
Lowe Retention Agreement. In September 2025, the Company entered into a retention award agreement with Mr. Lowe providing for a $875,000 Service Retention Payment, which was paid upfront, subject to a clawback provision that lapses (and did lapse) on March 15, 2026 or, if earlier, upon a Qualifying Termination.

Transaction Bonuses
Jamaica Transaction Bonuses. In May 2025, we completed the sale of the Company's Jamaica business to Excelerate Energy, Inc. (the “Jamaica Transaction”). In recognition of their efforts in connection with the completion of the Jamaica Transaction, Mr. Guinta received a cash bonus of $5,000,000 and Mr. Lowe received a cash bonus of $750,000, in each case, payable in two installments in 2025.

Energos Ship Sale Transaction Bonuses. In November 2025, we completed a transaction with Energos, pursuant to which the Company early terminated the long-term charter agreements with Energos for certain vessels and novated associated sub-charter agreements for these vessels to Energos, in exchange for cash consideration of $150 million (the “Energos Ship Sale Transaction”). In recognition of their efforts in connection with the completion of the Energos Ship Sale Transaction, Mr. Guinta received a cash bonus of $750,000 and Mr. Lowe received a cash bonus of $112,500, in each case, payable in 2026.
Offer Letters
We have entered into offer letters with Mr. Guinta and Mr. Lowe. We have not entered into an offer letter or employment agreement with Mr. Edens.
Guinta Offer Letter. On March 14, 2017, NFE Management, LLC entered into an offer letter (the “Guinta Offer Letter”) with Mr. Guinta. The Guinta Offer Letter provides Mr. Guinta with an annualized base salary of $350,000, a discretionary target bonus opportunity equal to 125% of annual base salary and eligibility to participate in our broad-based employee benefit plans, as may be adopted from time to time, subject to the eligibility requirements of such employee benefit plans. The Guinta Offer Letter also contains certain restrictive covenants, including (a) non-competition and non-solicitation covenants that are applicable during Mr. Guinta’s term of employment, and for twelve months following his resignation or termination of his employment for cause (as defined below) and (b) restrictions on disclosure of confidential information.
Lowe Offer Letter. On June 10, 2019, NFE Management, LLC entered into an offer letter (the “Lowe Offer Letter”) with Mr. Lowe. The Lowe Offer Letter provided Mr. Lowe with an annualized base salary of $250,000, eligibility to receive a discretionary bonus and eligibility to participate in our broad-based employee benefit plans, as may be adopted from time to time, subject to the eligibility requirements of such employee benefit plans. The Lowe Offer Letter also contains certain restrictive covenants, including (a) non-competition and non-solicitation covenants that are applicable during Mr. Lowe’s term of employment, and for twelve months following his resignation or termination of his employment for cause (as defined below) and (b) restrictions on disclosure of confidential information. Mr. Lowe's annual base salary for 2025 was $325,000.

As used in the Guinta Offer Letter and Lowe Offer Letter, “cause” generally means the executive’s (i) willful misconduct or gross negligence in the performance of his duties; (ii) failure to perform his duties or to follow the lawful directives of our Board; (iii) commission of, indictment for, conviction of, or pleading of guilty or nolo contendere to, a felony or any crime involving moral turpitude; (iv) failure to cooperate in any audit or investigation of the business or financial practices of any member of NFE Management, LLC or any of its affiliates or any facility managed by any of the foregoing entities (collectively, the “Company Group”); (v) performance of any material act of theft, embezzlement, fraud, malfeasance, dishonesty or misappropriation of the property of any member of the Company Group; or (vi) breach of the applicable offer letter or any other agreement with a member of the Company Group, including (without limitation), a violation of the code of conduct or other written policy of any such entity.
Tax Considerations
As a general matter, we consider the various tax and accounting implications of our existing and proposed compensation programs. We consider the tax-deductibility of compensation in designing our compensation programs, but it is not our sole consideration and we retain the discretion to award compensation that is non-deductible. Section 162(m) of the Internal Revenue Code limits to $1 million per year the federal income tax deduction available to public corporations for compensation paid for any fiscal year to the CEO and other named executive officers. As a result, compensation paid in excess of $1 million to each of our other named executive officers will generally not be deductible.
Hedging and Pledging Policy
Subject to certain exceptions (as described below), our insider trading policy expressly prohibits transactions involving hedging, margining or pledging of shares of our Common Stock and other equity securities and derivatives by officers, directors and employees of the Company (“Insiders”), as well as any such Insider’s spouse, minor children, adult family members sharing the same household on a continuous basis, financial dependents, and any other person or entity over whom the Insider exercises substantial influence or control over his, her or its securities trading decisions, and any other trust or other estate in which an Insider has a substantial beneficial interest or as to which he or she serves as trustee or in a similar capacity.
Our policy provides limited exceptions in the event of prior approval by the Company's insider trading compliance officer, securities that are margined and are sold by a broker without the customer's consent if the customer fails to meet a margin call, transactions made pursuant to a written trading plan designed and entered into in accordance with Rule 10b5-1 of the Exchange Act, exercises of share options where no shares of the Company are sold in the market to fund the option exercise price or related taxes, the exercise of a tax withholding right pursuant to which a person has elected to have the Company withhold shares subject to an option to satisfy tax withholding requirements, vesting of restricted shares or the exercise of a tax withholding right in connection with restricted shares or other equity awards pursuant to which such person has elected to have the Company withhold shares to satisfy tax withholding requirements upon the vesting of any restricted shares or other award, and purchases of Company shares in any present or future 401(k) plan resulting from a person’s periodic contributions to the plan pursuant to that person’s payroll deduction election.
Clawback Policy
Effective December 1, 2023, we adopted the New Fortress Energy Inc. Clawback Policy, which is included as Exhibit 97.1 to our Annual Report on Form 10-K for our most recently completed fiscal year, covering our executive officers. Our Clawback Policy provides that in the event of a required accounting restatement, our Compensation Committee will seek reimbursement of the portion of any incentive-based compensation that would not have been paid had our financial statements been correctly stated.
Option Grant Practices and Policies
We do not grant equity in the form of stock options, stock appreciation rights, or similar option-like instruments. As such, we do not currently have any policies or practices in place with respect to the timing of such awards in relation to the disclosure of material non-public information.

COMPENSATION COMMITTEE REPORT
The Compensation Committee has reviewed and discussed the 2025 Compensation Discussion and Analysis required by Item 402(b) of Regulation S-K with the Company’s management.
Based on this review and their discussions, the Compensation Committee has recommended to the Board of Directors that the 2025 Compensation Discussion and Analysis be included in the Annual Report and the Proxy Statement for the 2026 Annual Meeting of Stockholders to be filed with the SEC.

The Compensation Committee
David J. Grain
C. William Griffin
Charles M. Sledge

Compensation Committee Interlocks and Insider Participation
None.

Summary Compensation Table for 2025
The following table provides information regarding the compensation earned by our named executive officers in respect of the applicable fiscal years set forth below.

Name and Principal Position	Year	Salary ($)	Bonus ($)(1)	Stock Awards ($)(2)	All Other Compensation ($)	Total ($)
Wesley R. Edens — Chief Executive Officer	2025	—	5,000,000	—	—	5,000,000
	2024	—	—	—	—	—
	2023	—	—	—	—	—
Christopher S. Guinta — Chief Financial Officer	2025	350,000	8,750,000	—	—	9,100,000
	2024	350,000	6,000,000	5,300,718	—	11,650,718
	2023	350,000	1,650,000	—	—	2,000,000
Michael Lowe — Chief Accounting Officer	2025	325,000	1,737,500	—	—	2,062,500
Yunyoung Shin — Former Chief Accounting Officer	2025	85,256	—	—	—	85,256
	2024	250,000	1,500,000	3,636,299	—	5,386,299
	2023	250,000	850,000	—	—	1,100,000

(1)
For fiscal years 2023 and 2024, the amounts in this column represent the cash discretionary annual bonuses for the respective periods awarded pursuant to our discretionary annual cash bonus program. For fiscal year 2025, the amounts in this column represent: (i) for Mr. Edens, the portion of his cash retention award paid in 2025 ($5,000,000); (ii) for Mr. Guinta, the portion of his cash retention award paid in 2025 ($3,000,000), his Jamaica Transaction bonus ($5,000,000) and his Energos Ship Sale Transaction bonus ($750,000); (iii) for Mr. Lowe, his cash retention award paid in 2025 ($875,000), his Jamaica transaction bonus ($750,000) and his Energos Ship Sale Transaction bonus ($112,500). For additional information regarding the cash retention awards, the Jamaica Transaction bonuses and the Energos Ship Sale Transaction bonuses, see "2025 Cash Retention Program", "Jamaica Transaction Bonuses" and "Energos Ship Sale Transaction Bonuses" in the Compensation Discussion and Analysis above.

(2)
The amounts in this column reflect the aggregate grant date value of awards made during the applicable calendar year computed in accordance with FASB ASC Topic 718. None of the named executive officers were granted equity awards in fiscal year 2025. Based on the closing price of $1.37 for our Class A common stock on February 3, 2026 (the date all of the Class A common stock underlying the RSUs was delivered to Mr. Guinta), the market value of the RSUs that he was granted on March 11, 2024 was $222,351.

Grants of Plan-Based Awards for 2025
We did not grant any incentive plan awards to our named executive officers during 2025.
Outstanding Equity Awards at Fiscal Year-End for 2025
The following table sets forth information concerning unvested RSU awards held by each of our named executive officers as of December 31, 2025.

Name	Number of units that have not vested(1) (#)	Market value of units that have not vested(2) ($)
Wesley R. Edens	—	—
Christopher S. Guinta	44,118	50,295
Michael Lowe	8,089	9,221
Yunyoung Shin	—	—

(1)	These RSUs vested on January 2, 2026.
(2)
The market value of the RSUs shown in this column represents the per share closing price of our Class A Common Stock as of December 31, 2025, which was $1.14, multiplied by the number of unvested RSUs outstanding.

Option Exercises and Stock Vested for 2025
The following table provides information on the RSUs held by our named executive officers that vested during 2025. We had no stock options that were exercised during 2025.

	Stock Awards
Name	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)
Wesley R. Edens	—	—
Christopher S. Guinta	118,182	1,926,367
Michael Lowe	16,289	265,511
Yunyoung Shin	80,455	1,311,417
Pension Benefits for 2025

We do not maintain any defined benefit pension plans in which any of our named executive officers participate.
Nonqualified Deferred Compensation for 2025
We do not maintain any nonqualified deferred compensation plans in which any of our named executive officers participate.
Potential Payments Upon Change-in-Control or Termination
We generally do not have any employment agreements, offer letters, severance plans or change in control plans that provide for any cash payment to any of our named executive officers in connection with a termination of employment or a change in control of the Company. None of our named executive officers would have been entitled to any cash payments if their employment with the Company was terminated for any reason in 2025. Ms. Shin’s employment with the Company terminated on April 29, 2025, and she did not receive any severance payments or benefits in connection with her termination of employment.
Under the terms of the Incentive Plan, unless otherwise determined by our Board of Directors or our Compensation Committee prior to a change in control or evidenced in an award agreement, outstanding and unvested RSUs will fully vest upon a termination of employment by the Company without cause or by the participant for “good reason” (to the extent a “good reason” concept is provided in a participant’s applicable award agreement or individual employment or severance agreement) within 12 months following a change in control, with any performance conditions deemed to be fully achieved. Mr. Guinta’s and Mr. Lowe's RSU award agreements and offer letters do not provide for a “good reason” concept.
In addition, Mr. Edens, Mr. Guinta and Mr. Lowe would be entitled to certain payments or benefits under their respective retention award agreements if their employment is terminated by the Company without cause or upon death or permanent disability. The following describes the payments and benefits named executive officers would receive under their respective retention award agreements if such termination of employment occurred on December 31, 2025. For Mr. Edens, he would receive his Restructuring Incentive Payment ($2,500,000), to the extent then unpaid, if the Company completed its financial restructuring within three months following such termination of employment and the repayment obligation related to his Service Retention Payment ($3,125,000) and Transaction Retention Payment ($1,875,000) would lapse (these repayment obligations have already lapsed in the ordinary course). For Mr. Guinta, he would receive, to the extent not yet paid, his Restructuring Incentive Payment ($3,000,000) if the Company completed its financial restructuring prior to June 30, 2026 and the repayment obligation related to his Service Retention Payment ($3,000,000) would lapse (this repayment obligation lapsed in the ordinary course on March 15, 2026). Mr. Guinta’s Restructuring Incentive Payment was paid on January 1, 2026 and was subject to a repayment obligation that lapsed on March 15, 2026. For Mr. Lowe, the repayment obligation with respect to his Service Retention Payment ($875,000) would lapse (this repayment obligation lapsed in the ordinary course on March 15, 2026). The payments and benefits described above are subject to the named executive officer’s execution and non-revocation of a general release of claims (unless the termination of employment occurred following a change in control) and continued compliance with applicable restrictive covenants.
Pay Ratio Disclosure
As required by SEC rules, we are providing the information below to explain the relationship between the annual total compensation of Mr. Edens, who served as our Chief Executive Officer and the Chairman of our Board of Directors in 2025, and the annual total compensation of our median employee, excluding our CEO. Mr. Edens has elected to serve as our CEO without regular annual compensation and, in 2025, the only compensation Mr. Edens received was payment with respect to a portion of his cash retention award ($5,000,000). For 2025, the ratio of the annual total compensation of our CEO’s to the median annual total compensation of all employees was 73:1.
The 2025 annual total compensation of our median employee (other than our CEO), calculated in accordance with Item 402(c) of Regulation S-K, was $68,520. This reflects an analysis of our workforce of 1,301 employees as of December 31, 2025, including part-time employees. We did not include independent contractors in our determination. To identify our median employee, we reviewed the W-2 Box 1 for US employees and pay stub data for any non-US employee compensation for all of our employees, which measure was consistently applied to all our employees included in the calculation. We did not make any cost-of-living adjustments in identifying our median employee for 2025.
Once we identified our median employee for 2025 using the methodology described above, we determined the median employee’s annual total compensation for 2025 in accordance with the requirements of Item 402(c) of Regulation S-K consistent with the calculation of the 2025 annual total compensation of our named executive officers as reported in the Summary Compensation Table for 2025 in this Proxy Statement.

Pay Versus Performance
As required by Item 402(v) of Regulation S-K, we are providing the following information regarding the relationship between executive compensation and our financial performance for each of the past five years. In determining the “compensation actually paid” to our named executive officers, we are required to make various adjustments to amounts that have been reported in our Summary Compensation Table for each year presented, as the SEC’s valuation methods for this section differ from those required in our Summary Compensation Tables. As described more fully above, this table does not include information regarding regular annual compensation paid to Mr. Edens because Mr. Edens does not receive any regular annual compensation from any party for services rendered to us. The only compensation that Mr. Edens has received from the Company for the covered years was payment of a portion of his cash retention awards in 2025, as discussed above.

	Pay Versus Performance Table
	Summary Compensation Table Total for PEO(1)	Compensation Actually Paid to PEO	Average Summary Compensation Table Total for Non-PEO Named Executive Officers(1)	Average Compensation Actually Paid to Non-PEO Named Executive Officers(2)(3)	Value of initial fixed $100 investment based on:				Net Income (Loss) (In thousands)	Adjusted EBITDA (In thousands)(5)
Year					Total Shareholder Return	Peer Group Total Shareholder Return (ICLN)(4)	Peer Group Total Shareholder Return (VDE)(4)	Peer Group Total Shareholder Return (XLE)(4)
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(g)	(g)	(h)	(i)
2025	$5,000,000	$5,000,000	$4,061,939	$3,436,241	$2.40	$62.36	$290.80	$284.68	$(1,831,953)	$219,717
2024	—	—	8,518,509	16,716,406	31.86	42.41	271.59	263.89	(244,537)	939,278
2023	—	—	4,087,514	1,550,000	78.90	57.10	254.41	250.08	548,224	1,122,859
2022	—	—	2,260,943	3,402,381	80.88	71.72	254.40	251.70	184,786	1,071,309
2021	—	—	1,736,742	3,801,911	45.58	75.82	156.21	153.31	92,711	604,560

(1)
For all five years shown in the table, our principal executive officer (“PEO”) was Mr. Edens. For 2021-2023, our non-PEO named executive officers were Mr. Guinta and Ms. Shin. For 2024, our non-PEO named executive officers were Mr. Guinta, Ms. Shin and Mr. Dete. For 2025, our non-PEO named executive officers were Mr. Guinta, Mr. Lowe and Ms. Shin.

(2)
The amounts in the following table represent each of the average amounts deducted and added to the equity award values for our non-PEO named executive officers for 2025 for purposes of computing the average “compensation actually paid” for our non-PEO named executive officers for 2025:

Year	Average Summary Compensation Table Total for Non-PEO Named Executive Officers	Minus Average Grant Date Fair Value of Equity Awards Granted During Applicable Year	Plus Average Year-End Fair Value of Equity Awards Granted During Applicable Year	Plus Average Change in Fair Value as of Year-End of Any Prior Year Awards that Remain Unvested as of Year-End	Plus Average Change in Fair Value as of the Vesting Date of Any Prior Year Awards that Vested During Applicable Year	Less Fair Value of Prior Year Awards Forfeited During the Applicable Year	Equals Average Compensation Actually Paid to Non-PEO Named Executive Officer
2025	$4,061,939	$—	$—	$(243,285)	$84,538	$(466,951)	$3,436,241

(3)
RSU grant date fair values are calculated using stock price as of the grant date, as adjusted for a post-vesting holding period. Adjustments have been made using the stock price as of year-end and as of each vesting date.

(4)
The iShare Global Clean Energy ETF Index ("ICLN"), Vanguard Energy ETF ("VDE") and Energy Select Sector (SPDR) Fund ("XLE"), as reported in the Company's Annual Report in Form 10-K filed with the SEC on April 13, 2026, were used to calculate the Company's peer group total shareholder returns.

(5)
We calculate Adjusted EBITDA for the applicable year as net income, plus transaction and integration costs, contract termination charges and loss on mitigation sales, depreciation and amortization, asset impairment expense, loss on asset sales, interest expense, net, other (income) expense, net, loss on extinguishment of debt, changes in fair value of non-hedge derivative instruments and contingent consideration, tax expense, and adjusting for certain items from our SG&A not otherwise indicative of ongoing operating performance, including non-cash share-based compensation and severance expense, non-capitalizable development expenses, cost to pursue new business opportunities, expenses associated with changes to our corporate structure and certain non-capitalizable contract acquisition costs, plus our pro rata share of Adjusted EBITDA from unconsolidated entities, less the impact of equity in earnings (losses) of unconsolidated entities and gains from sales of assets.

Adjusted EBITDA is mathematically equivalent to our Total Segment Operating Margin, as reported in the segment disclosures within our financial statements, minus Core SG&A, including our pro rata share of such expenses of unconsolidated entities, minus deferred earnings for which a prepayment was received. Core SG&A is defined as total SG&A adjusted for non-cash share-based compensation and severance expenses, non-capitalizable development expenses, cost of exploring new business opportunities and expenses associated with changes to our corporate structure. Core SG&A excludes certain items from our SG&A not otherwise indicative of ongoing operating performance.

(6)
Net Income (Loss) for the years ended December 31, 2024 and 2023 was restated as reported in the Company's Annual Report in Form 10-K filed with the SEC on April 13, 2026, and accordingly Adjusted EBITDA for those years was recalculated based on the restated financial statements.

Description of the Relationship Between Pay and Performance

The graph below sets out the relationship between (x) the average “Compensation Actually Paid” to our non-PEO named executive officers and (y) the Company’s Adjusted EBITDA and net income (loss). The only year in which we had “Compensation Actually Paid” to our CEO was 2025, for a total of $5,000,000.

NFE Average Compensation Paid vs. Adjusted EBITDA and Net Income (Loss)
Average Compensation Paid (Thousands of dollars)
$18,000
$16,000
$14,000
$12,000
$10,000
$8,000
$6,000
$4,000
$2,000
$0
($2,000)
($4,000)
$1,400,000
$900,000
$400,000
($100,000)
($600,000)
($1,100,000)
($1,600,000)
($2,100,000)
Adjusted AEBITDA / Net Income (Loss) (Thousands of dollars)
2021
2022
2023
2024
2025
NFE Average Compensation Paid
Adjusted AEBITDA
Net Income (Loss)

The graph below sets out the relationship between (x) the Company’s TSR and (y) the peer group TSR, calculated using each of iShared Global Clean Energy ETF Index ("ICLN"), Vanguard Energy ETF ("VDE") and Energy Select Sector (SPDR) Fund ("XLE"), as well as the relationship between (x) the average “Compensation Actually Paid” to our non-PEO named executive officers and (z) the Company’s TSR. The only year in which we had “Compensation Actually Paid” to our CEO was 2025, for a total of $5,000,000.

Average Compensation Paid vs. NFE and Peer Group Total Shareholder Returns
Average Compensation Paid (in thousands)
$18,000
$16,000
$14,000
$12,000
$10,000
$8,000
$6,000
$4,000
$2,000
$0
Returns in Dollars
$400
$350
$300
$250
$200
$150
$100
$50
$0
VDE
XLE
ICLN
NFE
2021
2022
2023
2024
2025
NFE Average Compensation Paid
NFE
ICLN
XLE
VDE

Tabular List of Most Important Performance Measures

The Company uses the following financial performance levels to assess the Company's performance:

Most Important Performance Measures
Adjusted EBITDA(1)
Net Income

(1)	Adjusted EBITDA is calculated as net income, plus transaction and integration costs, contract termination charges and loss on mitigation sales, depreciation and amortization, asset impairment expense, loss on asset sales, interest expense, net, other (income) expense, net, loss on extinguishment of debt, changes in fair value of non-hedge derivative instruments and contingent consideration, tax expense, and adjusting for certain items from our selling, general and administrative expenses (“SG&A") not otherwise indicative of ongoing operating performance, including non-cash share-based compensation and severance expenses, non-capitalizable development expenses, cost to pursue new business opportunities, expenses associated with changes to our corporate structure and certain non-capitalizable contract acquisition costs, plus our pro rata share of Adjusted EBITDA from unconsolidated entities, less the impact of equity in earnings (losses) of unconsolidated entities and gains from sale of assets. Adjusted EBITDA is mathematically equivalent to our Total Segment Operating Margin, as reported in the segment disclosures within our financial statements, minus Core SG&A, including our pro rata share of such expenses of unconsolidated entities, minus deferred earnings for which a prepayment has been received. Core SG&A is defined as total SG&A adjusted for non-cash share-based compensation and severance expense, non-capitalizable development expenses, cost of exploring new business opportunities and expenses associated with changes to our corporate structure. Core SG&A excludes certain items from our SG&A not otherwise indicative of ongoing operating performance.

DIRECTOR COMPENSATION
In 2025, the Board, with the support of its compensation consultant, LB&Co., adopted a non-employee director compensation program (the "Director Compensation Program"). The Director Compensation Program is designed to achieve three goals: (1) fairly compensate directors for their service to the Company given its size and the complexity of its operations and structure; (2) align the directors’ interests with the long-term interests of our stockholders; and (3) incentivize the directors to continue to serve as board members. Under the Director Compensation Program, our non-employee directors are eligible to receive cash retainers (payable quarterly) and an annual equity retainer as set forth below. Until the Company completes its restructuring, the annual equity retainer will be paid in cash. Mr. Nardone does not receive regular fees for his service as a director.
In addition, the Board adopted a special service fee for non-employee directors in connection with the Company’s restructuring. Non-employee directors (other than Mr. Nardone) who are materially involved in the restructuring (as determined by Mr. Nardone) may receive a special service fee equal to $25,000 per month until the completion of the Company’s restructuring. The special service fee is paid monthly in advance.
Mr. Nardone received a cash retention award pursuant to the 2025 Cash Retention Program. In October 2025, the Company entered into a retention award agreement with Mr. Nardone providing for the following cash retention payments: (i) a Service Retention Payment equal to $1,875,000, (ii) a Transaction Retention Payment equal to $1,875,000 and (iii) a Restructuring Incentive Payment equal to $3,750,000. Mr. Nardone’s Service Retention Payment was paid upfront, subject to a clawback provision that lapses (and did lapse) on March 15, 2026 or, if earlier, upon a Qualifying Termination. Mr. Nardone’s Transaction Retention Payment was also paid upfront, subject to a clawback provision that lapses (and did lapse) upon the negotiation and execution of a contract in a key operating jurisdiction (or a comparable contract elsewhere) or, if earlier, upon a Qualifying Termination. Such contract was executed in late 2025. Mr. Nardone’s Restructuring Incentive Payment is payable upon the successful completion of the Company’s financial restructuring, provided that upon a Qualifying Termination prior to a financial restructuring, the Restructuring Incentive Payment will be paid if the financial restructuring is successfully completed within three months following such Qualifying Termination.

Compensation Element	Compensation Amount
All non-employee directors Annual Cash Retainer	$100,000
All non-employee directors Annual Equity Retainer	150,000
Chair of the Audit Committee Cash Fee	27,500
Chair of the Compensation Committee Cash Fee	20,000
Audit Committee Member (other than Chairperson)	13,750
Compensation Committee Member (other than Chairperson)	10,000
Director Compensation Table for 2025
The following table provides additional information on the compensation we paid to our non-employee directors in 2025.

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)(1)	All Other Compensation ($)	Total ($)
Randal A. Nardone	$3,750,000	—	—	3,750,000
Desmond Iain Catterall	150,000	—	—	150,000
David J. Grain	157,917	—	—	157,917
C. William Griffin	157,917	—	—	157,917
Timothy W. Jay	150,000	—	—	150,000
John J. Mack	31,389	—	—	31,389
Katherine E. Wanner	265,833	—	—	265,833
Charles M. Sledge	220,833	—	—	220,833

(1) As of December 31, 2025, none of our non-employee directors held any unvested equity-based awards.

SECURITY OWNERSHIP OF MANAGEMENT AND CERTAIN BENEFICIAL OWNERS
Security Ownership of Certain Beneficial Owners and Management and Related Stockholder Matters.
The following table sets forth the beneficial ownership of our shares of Common Stock issued and outstanding as of April 30, 2026 by:
•each person known to us to beneficially own more than 5% of our Common Stock;
•each director and named executive officer; and
•all of our directors and executive officers as a group.
Unless otherwise noted, the address for each beneficial owner listed below is 111 W. 19th Street, 8th Floor, New York, New York 10011. As of April 30, 2026, we had 285,634,650 shares of Common Stock outstanding.

	Common Stock
Name of Beneficial Owner	Number of Shares Beneficially Owned(1)	Percentage of Class
Greater Than 5% Shareholders:
Great Mountain Partners LLC(2)	25,559,846	8.9%
Edens Family Holdings LLC (3)	25,086,851	8.8%
Rubric Capital Management LP(4)	24,338,675	8.5%
Directors and Named Executive Officers:
Wesley R. Edens(5)	53,634,666	18.8%
Christopher S. Guinta	333,242	*
Yunyoung Shin(6)	47,660	*
Michael Lowe	16,486	*
Randal A. Nardone(7)	26,196,526	9.2%
Desmond Iain Catterall	73,000	*
David J. Grain	114,294	*
C. William Griffin	344,805	*
Charles M. Sledge	—	*
Katherine E. Wanner	82,599	*
Timothy W. Jay	42,551	*
All executive officers and directors as a group (10 persons)	80,838,169	28.3%

*	Less than 1.0%.

(1)	Shares beneficially owned includes all outstanding stock options or restricted stock units exercisable for or convertible into our common stock either currently or within 60 days after April 30, 2026.

(2)
Shared voting and dispositive power in respect of 25,559,846 shares, as stated in a Schedule 13D/A jointly filed with the SEC on February 17, 2026 by Energy Transition Holdings LLC, Great Mountain Partners LLC, Jonathan Rotolo and Alexander Thomson. Energy Transition Holdings LLC is managed by Great Mountain Partners LLC. Jonathan Rotolo and Alexander Thomson are the managers of Great Mountain Partners LLC and, in that capacity, have voting and dispositive power over the shares held by Energy Transition Holdings LLC. The address of the principal business office of the reporting persons is 157 Church Street, 20th Floor, New Haven, CT, 06510.

(3)
Shared voting and shared dispositive power in respect of 25,086,851 shares, as stated in a Schedule 13D/A jointly filed with the SEC on June 15, 2021 by Edens Family Holdings LLC and Lynn M. Edens. The address of the principal business office of the reporting persons is c/o Baobob Advisors LLC, 111 W. 19th St., 8th Floor, New York, New York 10011.

(4)
Shared voting and shared dispositive power in respect of 24,338,675 shares, as stated in a Schedule 13G filed with the SEC on May 14, 2025 by Rubric Capital Management LP and David Rosen. The address of the principal business office of the reporting persons is 155 East 44th Street, Suite 1630, New York, NY 10017.

(5)	Based on the Schedule 13D/A filed with the SEC on April 2, 2026 by Wesley R. Edens. Mr. Edens reported sole voting and sole dispositive power with respect to the 53,634,666 shares of Common Stock.
(6)	Based on the Form 4 filed with the SEC on April 23, 2025 by Yunyoung Shin. Ms. Shin reported sole voting and sole dispositive power with respect to the 47,660 shares of Common Stock.

(7)	Based on the Schedule 13D/A filed with the SEC on May 22, 2023 by Randal A. Nardone. Mr. Nardone reported sole voting and sole dispositive power with respect to the 26,196,526 shares of Common Stock.
Delinquent Section 16(a) Reports
Section 16(a) of the Exchange Act requires directors, executive officers and persons beneficially owning more than ten percent of a registered class of a company’s equity securities to file reports of ownership and changes in ownership on Forms 3, 4, and 5 with the SEC. To our knowledge, based solely on review of the copies of such reports filed with the SEC, or written representations from such persons, all reports required to be filed by our directors, executive officers and greater-than-ten-percent owners with respect to the year ended December 31, 2025 were timely filed in compliance with the Section 16(a) filing requirements, except for one Form 4 filed by Yunyoung Shin in April 2025, reporting 1 late transaction made in January 2025.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
Procedures for Review, Approval and Ratification of Transactions with Related Persons
SEC rules define “transactions with related persons” to include any transaction in which the Company is a participant, the amount involved exceeds $120,000, and in which any “related person,” including any officer, director, nominee for director or beneficial holder of more than 5% of any class of our voting securities or an immediate family member of any of the foregoing, has a direct or indirect material interest. Our Board of Directors has adopted a written policy that outlines procedures for approving transactions with related persons, and any such transactions will be reviewed and approved or ratified by a majority of our disinterested and independent directors pursuant to the procedures outlined in such policy. In determining whether to approve or ratify a transaction with a related person, we expect that the independent and disinterested directors will consider a variety of factors they deem relevant. The policy includes standing pre-approvals for specified categories of transactions, including, with certain limitations, investments in securities offerings, charter aircraft use and services provided pursuant to the Company’s Administrative Services Agreement with FIG LLC.
Certain Relationships and Related Transactions
The terms of the transactions and agreements disclosed in this section were determined by and among affiliated entities and, consequently, are not the result of arm’s length negotiations. These terms are not necessarily at least as favorable to the parties to these transactions and agreements as the terms that could have been obtained from unaffiliated third parties.
Agreements with Affiliates
Restructuring Transaction

Pursuant to the terms of the RSA, upon consummation of the Restructuring Transaction, Wesley R. Edens will purchase from certain of our existing creditors 6,672 shares of CoreCo Convertible Preferred Stock (liquidation preference of $1,000 per share) at a price of $250 per share. Subsequent to the execution of the RSA, Mr. Edens purchased approximately $110 million aggregate principal amount of the loans issued pursuant to the Term Loan A Credit Agreement at a discount and is entitled by virtue of his ownership thereof to receive a pro rata portion of the consideration to be received by the lenders under the Term Loan A Credit Agreement pursuant to the Restructuring Transaction. Additionally, Mr. Edens entered into a restructuring support agreement with the Company pursuant to which Mr. Edens agreed to support the Company’s comprehensive restructuring of its principal funded debt obligations on substantially the same terms as agreed to between the Company and its key creditors under the RSA.

Shareholders’ Agreement
General
In connection with the closing of our initial public offering in 2019 (the “Offering”), we entered into the Shareholders’ Agreement with New Fortress Energy Holdings and its affiliates. Our Shareholders’ Agreement provides that the parties thereto will use their respective reasonable efforts (including voting or causing to be voted all of our voting shares beneficially owned by each) so that no amendment is made to our Certificate of Formation or Bylaws in effect as of the date of the Shareholders’ Agreement that would add restrictions to the transferability of our shares by New Fortress Energy Holdings or its permitted transferees which are beyond those provided for in our Certificate of Formation or Bylaws, the Shareholders’ Agreement or applicable securities laws, or that nullify the rights set out in the Shareholders’ Agreements of New Fortress Energy Holdings or its permitted transferees unless such amendment is approved by New Fortress Energy Holdings.
New Fortress Energy Holdings has assigned, pursuant to the terms of the Shareholders’ Agreement, to the affiliates of certain entities controlled by Wesley R. Edens and Randal A. Nardone (the “Founder Entities”), New Fortress Energy Holdings’ rights and obligations under the Shareholders’ Agreement.
Designation and Election of Directors
Our Shareholders’ Agreement provides that, for so long as the Shareholders’ Agreement is in effect, we and the Founder Entities (including certain former members of New Fortress Energy Holdings) shall take all reasonable actions within our respective control (including voting or causing to be voted all of the securities entitled to vote generally in the election of our directors held of record or beneficially owned by the Founder Entities, and, with respect to us, including in the slate of nominees recommended by the Board of Directors those individuals designated by the Founder Entities) so as to elect to the Board of Directors, and to cause to continue in office, not more than eight directors (or such other number as the Founder Entities may agree in writing), of whom, at any given time:

•a number of directors equal to a majority of the Board of Directors, plus one director, shall be individuals designated by the Founder Entities, for so long as the Founder Entities directly or indirectly beneficially own, together with their permitted transferees, at least 30% of our voting power; provided that if the Board of Directors consists of six or fewer directors, then the Founder Entities shall have the right to designate a number of directors equal to a majority of the Board of Directors;
•a number of directors equal to a majority of the Board of Directors, minus one director, shall be individuals designated by the Founder Entities, for so long as the Founder Entities directly or indirectly beneficially own, together with their permitted transferees, less than 30% but at least 20% of our voting power; provided that if the Board of Directors consists of six or fewer directors, then the Founder Entities shall have the right to designate a number of directors equal to three directors;
•a number of directors (rounded up to the nearest whole number) that would be required to maintain the Founder Entities’ proportional representation on the Board of Directors shall be individuals designated by the Founder Entities for so long as the Founder Entities directly or indirectly beneficially own, together with their permitted transferees, less than 20% but at least 10% of our voting power; provided that if the Board of Directors consists of six or fewer directors, then the Founder Entities shall have the right to designate a number of directors equal to two directors; and
•a number of directors (rounded up to the nearest whole number) that would be required to maintain the Founder Entities’ proportional representation on the Board of Directors shall be individuals designated by the Founder Entities for so long as the Founder Entities directly or indirectly beneficially own, together with their permitted transferees, less than 10% but at least 5% of our voting power; provided that if the Board of Directors consists of six or fewer directors, then the Founder Entities shall have the right to designate a number of directors equal to one director.
So long as the Founder Entities are entitled to designate one or more nominees to the Board of Directors and notifies the Board of Directors of their desire to remove, with or without cause, any director previously designated by them to the Board of Directors, we are required to take all necessary action to cause such removal.
In accordance with the Shareholders’ Agreement, New Fortress Energy Holdings designated Messrs. Catterall, Grain, Griffin and Jay and Ms. Wanner for election to our Board of Directors.
Indemnification
The Shareholders’ Agreement provides that we will indemnify the Founder Entities and their officers, directors, employees, agents and affiliates against losses arising out of third-party claims (including litigation matters and other claims) based on, arising out of or resulting from:
•the ownership or the operation of our assets or properties, and the operation or conduct of our business, prior to or following the Offering; and
•any other activities we engage in.
In addition, we have agreed to indemnify the Founder Entities and their officers, directors, employees, agents and affiliates against losses, including liabilities under the Securities Act and the Exchange Act, relating to misstatements in or omissions from any registration statement or report that we file, other than misstatements or omissions made in reliance on information relating to and furnished by New Fortress Energy Holdings or the Founder Entities for use in the preparation of that registration statement or this Proxy Statement, against which New Fortress Energy Holdings or the Founder Entities, as applicable, has agreed to indemnify us.
Registration Rights
Demand Rights. Under our Shareholders’ Agreement, the Founder Entities have, for so long as the Founder Entities directly or indirectly beneficially owns, together with their permitted transferees, an amount of our shares of Common Stock (whether owned at the time of the Offering or subsequently acquired) equal to or greater than 1% of the shares of Common Stock issued and outstanding immediately after the consummation of the Offering (a “Registrable Amount”), “demand” registration rights that allow the Founder Entities, and on behalf of their permitted transferees, at any time after 180 days following the consummation of the Offering, to request that we register under the Securities Act an amount of shares of Common Stock equal to or greater than a Registrable Amount.
The Founder Entities, and on behalf of their permitted transferees, are entitled to unlimited demand registrations so long as such persons, together, beneficially own a Registrable Amount. We also are not required to effect any demand registration within one month of a “firm commitment” underwritten offering to which the requestor held “piggyback” rights, described below, and which included at least 50% of the shares of Common Stock requested by the requestor to be included or within one month of any other underwritten offering pursuant to a shelf registration statement.
Piggyback Rights. For so long as the Founder Entities beneficially owns, together with their permitted transferees, a Registrable Amount, the Founder Entities (and its permitted transferees) also have “piggyback” registration rights that allow them to include shares of Common Stock that they own in any public offering of equity securities initiated by us (other than those public offerings pursuant to registration statements on Form S-4 or Form S-8 or pursuant to an employee benefit plan arrangement) or by any of our other stockholders that have registration rights. These “piggyback” registration rights are subject to proportional cutbacks based on the manner of the offering and the identity of the party initiating such offering.
Shelf Registration. Under our Shareholders’ Agreement, we granted to the Founder Entities or any of their permitted transferees, for so long as the Founder Entities, together with their permitted transferees, beneficially owns a Registrable Amount, the right to request a shelf registration on Form S-3 providing for offerings of shares of Common Stock issuable upon exercise of the Redemption Right to be made on a continuous basis until all shares covered by such registration have been sold, subject to our right to suspend the use of the shelf registration prospectuses for a reasonable period of time (not exceeding 60 days in succession or 90 days in the aggregate in any 12-month period) if we determine that certain disclosures required by the shelf registration statement would be detrimental to us or our stockholders. In addition, the Founder Entities, and on behalf of their permitted transferees, may elect to participate in such shelf registrations within ten days after notice of the registration is given.
Indemnification; Expenses; Lock-ups. Under our Shareholders’ Agreement, we agreed to indemnify the applicable selling shareholder and its officers, directors, employees, managers, members partners, agents and controlling persons against any losses or damages resulting from any untrue statement or omission of material fact in any registration statement or prospectus pursuant to which it sells shares of Common Stock, unless such liability arose from the applicable selling stockholder’s misstatement or omission, and the applicable selling stockholder agrees to indemnify us against all losses caused by its misstatements or omissions. We will pay all registration and offering-related expenses incidental to our performance under the Shareholders’ Agreement, and the applicable selling stockholder will pay its portion of all underwriting discounts, commissions and transfer taxes, if any, relating to the sale of its shares of Common Stock under the Shareholders’ Agreement. We have entered into, and have caused our officers and directors to enter into, lock-up agreements in connection with any exercise of registration rights by the Founder Entities, and on behalf of their permitted transferees.
Information Rights
Under our Shareholders’ Agreement, the Founder Entities have the right to request certain information from us.
Assistance in the Sale of the Founder Entities’ Shares
Under our Shareholders’ Agreement, if the Founder Entities seek to sell their shares of Common Stock other than pursuant to a registration statement, we shall use our reasonable best efforts to assist the Founder Entities in the sale process, including by providing information to potential purchasers as requested by the Founder Entities.
In addition, if the Board of Directors starts and then abandons a sale process, and the Founder Entities subsequently indicate that they want to sell their shares of Common Stock, we shall permit the Founder Entities to engage in discussions with potential purchasers who participated in the abandoned sales process. We shall be obligated to assist the Founder Entities in any such sale process.
Other Transactions with Related Persons
Administrative Services Agreement
We are party to an Administrative Services Agreement (“Administrative Agreement”) with FIG LLC, an affiliate of Fortress (which currently employs Wesley R. Edens, our chief executive officer and chairman of our Board of Directors, and Randal A. Nardone, one of our directors), to charge us for certain administrative and general expenses incurred. The charges under the Administrative Agreement that are attributable to the Company totaled $0.8 million for the year ended December 31, 2025.
Private Aircraft

Mr. Edens owns an aircraft that we charter from a third-party aircraft operator for business purposes in the ordinary course of operations. We paid aircraft operator rates for the charters. For the year ended December 31, 2025, we incurred charter costs of $1.8 million, and such amount is included within selling, general and administrative expenses.
Corporate Headquarters Lease and Sublease
Since February 2023, we have subleased a portion of our corporate offices to FTAI Infrastructure Inc. (“FTAI Infrastructure”) and an affiliate that manages Brightline Trains ("Brightline"). During the year ended December 31, 2025, FTAI Infrastructure and Brightline incurred $0.6 million and $0.2 million of rent expenses, respectively. FTAI Infrastructure and Brightline did not make any payments to us in 2025. We may sublease a portion of our corporate offices to certain other affiliates.
Since September 2023, we have also leased land for development of a hydrogen facility in Beaumont, Texas from Jefferson Terminal South LLC, which is an indirect, majority-owned subsidiary of FTAI Infrastructure. During the year ended December 31, 2025, we incurred $0.7 million of costs under the lease agreement; no amounts were paid to Jefferson Terminal South LLC.
Fortress Affiliated Entities
Since 2017, the Company has provided certain administrative services to affiliates of FEP Holdco. There are no costs incurred by the Company as the Company is fully reimbursed for all costs incurred.

PROPOSAL NO. 2
APPROVAL OF APPOINTMENT OF ERNST & YOUNG LLP AS INDEPENDENT
REGISTERED PUBLIC ACCOUNTING FIRM
Proposed Independent Registered Public Accounting Firm
Ernst & Young LLP, independent registered public accountants, served as the independent registered public accounting firm for us and our subsidiaries for the fiscal years ended December 31, 2025 and 2024. The Audit Committee has appointed Ernst & Young LLP to be our independent registered public accounting firm for the fiscal year ending December 31, 2026 and has further directed that the selection of the independent registered public accounting firm be submitted for approval by the stockholders at the Annual Meeting.
Representatives of Ernst & Young LLP will be present in person at the Annual Meeting, will be given the opportunity to make a statement, if they so desire, and will be available to respond to appropriate questions from stockholders.

Required Vote

Approval of the Auditor Approval Proposal requires the affirmative vote of the holders of a majority in voting power of the votes cast by holders of Common Stock present in person or represented by proxy at the meeting and entitled to vote thereon. Abstentions and broker non-votes, if any, will have no effect on the vote on the Auditor Approval Proposal.

Recommendation of the Board of Directors
The Board of Directors recommends that you vote FOR the approval of the appointment of Ernst & Young LLP as independent registered public accounting firm for the Company for fiscal year 2026.
Principal Accountant Fees and Services
The table below sets forth the aggregate fees and expenses for the years ended December 31, 2025 and 2024 for professional services performed by our independent registered public accounting firm, Ernst & Young LLP:

	Year Ended December 31,
(in thousands)	2025	2024
Audit Fees(1)	$7,833	$7,112
Audit-Related Fees(2)	714	1,921
Tax Fees(3)	—	20
All Other Fees	7	7
Total Fees	$8,554	$9,059

(1)	Audit fees consists of fees for audit services rendered for the audit of our annual consolidated financial statements, the review of quarterly reports on Form 10-Q, statutory audits required, comfort letters, consents, assistance with and review of documents filed with the SEC, and other attest services.

(2)	Audit-related fees consist of fees for diligence services, attest services and audit services provided for transactions and potential transactions.

(3)	Tax fees consists of fees for professional services rendered by our principal accountant for tax compliance services.
Our audit committee has the sole authority to (1) retain and terminate our independent registered public accounting firm, (2) approve all auditing services and related fees and the terms thereof performed by our independent registered public accounting firm, and (3) pre-approve any non-audit services and tax services to be rendered by our independent registered public accounting firm. The audit committee is responsible for confirming the independence and objectivity of our independent registered public accounting firm. Our independent registered public accounting firm has been given unrestricted access to the audit committee and our management.
The audit committee has adopted a pre-approval policy with respect to services which may be performed by Ernst & Young LLP. This policy lists specific audit-related and tax services as well as any other services that Ernst & Young LLP is authorized to perform and sets out specific dollar limits for each specific service, which may not be exceeded without additional audit committee authorization. The audit committee receives reports on the status of expenditures pursuant to that pre-approval policy. The audit committee reviews the policy at least annually in order to approve services and limits for the current year. Any service that is not enumerated in the policy must receive specific pre-approval by the audit committee. The charter of the audit committee and its pre-approval policy require that the audit committee review and pre-approve the plan and scope of Ernst & Young LLP’s audit, audit-related, tax and other services.
Our audit committee has approved the appointment of Ernst & Young LLP as independent registered public accounting firm to conduct the audit of the Company’s consolidated financial statements for the year ending December 31, 2026.

PROPOSAL NO. 3
THE CHARTER AMENDMENT PROPOSAL

The following sets forth a summary of the Charter Amendment Proposal. This summary is qualified by reference to the complete text of the proposed Amended Certificate of Incorporation, a copy of which is attached as Annex A. All stockholders and other interested parties are encouraged to read the proposed Amended Certificate of Incorporation in its entirety for a more complete description of its terms.

Board Declassification (Proposal 3A)

Amendments to Article Seventh of the Certificate of Incorporation to remove the existing staggered board of directors structure, which will result in all directors standing for election annually for a one-year term.

Majority Voting for Directors (Proposal 3B)

Amendments to Article Seventh of the Certificate of Incorporation to provide for the election of directors by a majority of the total votes that may be cast in the election of directors by holders of all issued and outstanding shares of the Company entitled to vote, replacing the existing plurality voting standard.

Minimum Board Size (Proposal 3C)

Amendments to Article Seventh of the Certificate of Incorporation to increase the minimum size of the Board from one director to three directors.

Entitlement to Vote on Certain Matters (Proposal 3D)

Amendments to Article Fifteenth of the Certificate of Incorporation to provide that holders of shares of Class A common stock will not be entitled to vote on any amendment to the Certificate of Incorporation (including the Certificate of Designations and any other applicable designation of capital stock) that relates solely to the terms of one or more outstanding series of shares of preferred stock or other classes or series of capital stock if the holders of such affected classes or series are entitled, either separately or together with the holders of one or more other such classes or series, to vote thereon pursuant to the Certificate of Incorporation (including the Certificate of Designations and any other applicable designation of capital stock) or pursuant to the DGCL.

Officer Exculpation (Proposal 3E)

Amendments to Article Ninth of the Certificate of Incorporation to provide for exculpation of certain of the Company’s officers from liability to the extent permitted by Delaware law, substantially aligning the protections for the Company’s officers with those currently afforded to the Company’s directors.

Removal of References to the Company’s Class B Shares (Proposal 3F)

Amendments to the Certificate of Incorporation to remove any and all references to shares of the Company’s Class B common stock, including the terms associated with such stock. There are no shares of the Company’s Class B common stock outstanding, and we have no plans to issue additional shares of Class B common stock in the future. As a result, all references to Class B common stock in the Certificate of Incorporation are superfluous. The proposed amendments do not effectuate any substantive change to the rights of the Company or its stockholders.

The authorized shares of the Company would, accordingly, consist of 750,000,000 shares of Class A common stock, each having a par value of $0.01, and 200,000,000 shares of preferred stock, each having a par value of $0.01.

Reverse Stock Split (Proposal 3G)

Our Common Stock is currently listed on the Nasdaq Global Select Market under the symbol “NFE.” The closing price of our Common Stock on April 30, 2026 was $0.69 per share. We believe that the Reverse Split will make our Common Stock more attractive to a broader range of institutional and other investors and, if necessary, help to satisfy Nasdaq’s continued listing requirements if deemed in the best interests of stockholders.

Amendment and Restatement of the Certificate of Incorporation (Proposal 3H)

The Certificate of Incorporation will be amended and restated in its entirety with the Amended Certificate of Incorporation. Conditioned upon the receipt of the requisite vote on Proposals 3A through 3G, Proposal 3H provides for the approval of the proposed Amended Certificate of Incorporation, which includes approval of all other changes in the proposed Amended Certificate of

Incorporation in connection with replacing the existing Certificate of Incorporation with the proposed Amended Certificate of Incorporation.

Reason for Request for Stockholder Approval

The Restructuring Transaction contemplates certain corporate governance matters in respect of the Company. As such, we are seeking stockholder approval for certain amendments to the Certificate of Incorporation. If the Charter Amendment Proposal is approved by the stockholders, the Company intends to file the Amended Certificate of Incorporation (the “Charter Amendment”), attached to this Proxy Statement as Annex A, with the Secretary of State of the State of Delaware substantially concurrently with the closing of the Restructuring Transaction. The Board of Directors may, at any time prior to effectiveness, abandon the Charter Amendment without further action by the stockholders or the Board of Directors (even if the requisite stockholder vote is obtained).

Reverse Split

It is our understanding that the current market price of our Common Stock may affect its acceptability to certain institutional investors, professional investors, and other members of the investing public. It is also our understanding that many brokerage houses and institutional investors have internal policies and practices that either prohibit them from investing in low-priced stocks or tend to discourage individual brokers from recommending low-priced stocks to their customers. In addition, some of those policies and practices may function to make the processing of trades in low-priced stocks economically unattractive to brokers. Moreover, because brokers’ commissions on low-priced stocks generally represent a higher percentage of the stock price than commissions on higher-priced stocks, the current average price per share of our Common Stock can result in individual stockholders paying transaction costs representing a higher percentage of their total share value than would be the case if the share price were substantially higher. However, some investors may view the Reverse Split negatively because it reduces the number of shares of Common Stock available in the public market.

As previously reported, on May 1, 2026, the Company received a written notice from Nasdaq notifying the Company that because the minimum closing bid price of our Common Stock fell below $1.00 for at least 30 consecutive business days beginning March 18, 2026, the Company no longer complied with the minimum bid price requirement for continued listing on The Nasdaq Global Market pursuant to Nasdaq Listing Rule 5450(a)(1) (the “Minimum Bid Price Requirement”). In accordance with Nasdaq Listing Rule 5810(c)(3)(A), the Company was provided an initial period of 180-calendar days, or until October 28, 2026, to regain compliance with the Minimum Bid Price Requirement. To regain compliance with the Minimum Bid Price Requirement and qualify for continued listing on Nasdaq, the minimum bid price per share of the Company’s Common Stock must be at least $1.00 for at least 10 consecutive business days during this 180-calendar day grace period. If the Company does not regain compliance during this additional grace period, its Common Stock would be subject to delisting by Nasdaq. The Company intends to actively monitor the closing bid price of its Common Stock and evaluate all available options to regain compliance with the applicable Nasdaq listing rules, including seeking stockholder approval for the implementation of the Reverse Split.

Our Board believes that effecting the Reverse Split in connection with the Restructuring Transaction Proposals is prudent to minimize the chance of compliance issues with Nasdaq listing requirements moving forward.

Reducing the number of outstanding shares of our Common Stock through the Reverse Split is intended, absent other factors, to increase the per share market price of our Common Stock. However, other factors, such as our financial results, market conditions, long-term outlook, corporate strategy and the market perception of our business may adversely affect the market price of our Common Stock. As a result, there can be no assurance that the Reverse Split, if completed, will result in the intended benefits described above, that the market price of our Common Stock will increase following the Reverse Split, that the market price of our Common Stock will not decrease in the future, or that our Common Stock will maintain a price per share sufficient to permit its continued listing by Nasdaq.

The Reverse Split

Effect on Outstanding Shares, Options, and Certain Other Securities. If the Reverse Split is adopted and effected, the number of shares of our Common Stock owned by each stockholder will be reduced in the same proportion as the reduction in the total number of shares outstanding, such that the percentage of our Common Stock owned by each stockholder will remain unchanged, except for any de minimis change resulting from the treatment of any fractional shares that such stockholder would have received as a result of the Reverse Split. The number of shares of Common Stock that may be received upon conversion, exercise or exchange, as the case may be, of outstanding options or other securities convertible into, or exercisable or exchangeable for, shares of our Common Stock, and the exercise or conversion prices for these securities, will also be adjusted in accordance with their terms as of the effective time of the Reverse Split.

Effect on Registration and Stock Trading. Our Common Stock is currently registered under Section 12(b) of the Exchange Act, and NFE is subject to the periodic reporting and other requirements of the Exchange Act. The proposed Reverse Split will not affect the registration of our Common Stock under the Exchange Act. If the Reverse Split is approved and effected, our Common Stock will receive a new CUSIP number.

Mechanics of Reverse Split. The mechanics of the Reverse Split will differ depending upon whether a stockholder holds its shares of Common Stock in brokerage accounts or “street name” or whether the shares are registered directly in a stockholder’s name and held in book-entry form.

Our stockholders who hold shares of Common Stock in “street name” through a nominee (such as a bank or broker) will be treated in the same manner as stockholders whose shares are registered in their names, and nominees will be instructed to effect the Reverse Split for their beneficial holders. However, nominees may have different procedures for processing the Reverse Split and stockholders holding shares in “street name” are encouraged to contact their nominees.

Our registered stockholders may hold some or all of their shares of Common Stock electronically in book-entry form under the direct registration system for securities. These stockholders will not have stock certificates evidencing their ownership of our Common Stock. They are, however, provided with a statement reflecting the number of shares registered in their accounts. Stockholders holding registered shares of our Common Stock in book-entry form need not take any action to receive post-Reverse Split shares as a transaction statement will automatically be sent to the stockholder’s address of record indicating the number of shares held.

Treatment of Fractional Shares. Stockholders who would otherwise hold fractional shares because the number of shares of our Common Stock they hold before the Reverse Split is not evenly divisible based on the Approved Split Ratio, will be entitled to receive cash (without interest or deduction) in lieu of such fractional shares from our transfer agent, upon receipt by our transfer agent of a properly completed and duly executed transmittal letter and, in an amount per share equal to the product obtained by multiplying (a) the closing price per share of our Common Stock on the effective date for the Reverse Split as reported on Nasdaq, after giving effect to the Reverse Split, by (b) the fraction of the share owned by the stockholder, without interest. The ownership of a fractional share interest will not give the holder any voting, dividend, or other rights, except to receive the above-described cash payment.

Effect on Authorized but Unissued Shares of Capital Stock. We are currently authorized to issue up to a total of 750,000,000 shares of Common Stock, of which 285,634,650 shares were issued and outstanding as of April 30, 2026. The Reverse Split would not have any effect on the authorized number of shares of our Common Stock.

Accounting Consequences. The Reverse Split will not affect the par value of our Common Stock per share, which will remain $0.01 per share. As a result, the total of the stated capital attributable to Common Stock and the additional paid-in capital account on our balance sheet will not change due to the Reverse Split. Reported per share net income or loss will be higher because there will be fewer shares of Common Stock outstanding.

No Going Private Transaction. Notwithstanding the decrease in the number of outstanding shares following the implementation of the Reverse Split, the Board of Directors does not intend for this transaction to be the first step in a “going private transaction” within the meaning of Rule 13e-3 of the Exchange Act, and the implementation of the proposed Reverse Split would not cause the Company to go private.

No Dissenters’ Rights. Under the DGCL, stockholders will not be entitled to dissenters’ rights with respect to the proposed amendment to the Certificate of Incorporation to effect the Reverse Split, and we do not intend to independently provide stockholders with any such right.

Certain U.S. Federal Income Tax Considerations. The following discussion is a general summary of certain U.S. federal income tax considerations related to the Reverse Split that may be relevant to holders of Common Stock that hold such Common Stock as a capital asset for U.S. federal income tax purposes (generally, property held for investment). This summary is based upon the provisions of the Code, final and temporary Treasury Regulations promulgated thereunder, administrative rulings and judicial decisions as of the date hereof, all of which may change, possibly with retroactive effect, resulting in U.S. federal income tax consequences that may differ from those discussed below.

This discussion applies only to holders that are U.S. holders (as defined below) and does not address all aspects of U.S. federal income taxation that may be relevant to such holders in light of their particular circumstances or to holders that may be subject to special tax rules, including: (1) holders subject to an alternative minimum tax; (2) banks, insurance companies, or other financial institutions; (3) tax-exempt organizations; (4) dealers in securities or commodities; (5) regulated investment companies or real estate investment trusts; (6) partnerships (or other flow-through entities for U.S. federal income tax purposes) and their partners (or owners); (7) traders in securities that elect to use a mark-to-market method of accounting for their securities holdings; (8) U.S. holders (as defined below) whose “functional currency” is not the U.S. dollar; (9) persons holding Common Stock as a position in a hedging transaction, “straddle,” “conversion transaction,” “constructive sale,” or other integrated transaction; (10) persons who acquire shares of Common Stock in connection with employment or other performance of services; or (11) expatriates or former long-term residents of the United States. If a partnership (including any entity or arrangement classified as a partnership for U.S. federal income tax purposes) or other pass-through entity or arrangement holds shares of Common Stock, the tax treatment of a holder that is a partner in the partnership or beneficial owner of the pass-through entity generally will depend upon the status of the partner or owner and the activities of the partnership, entity or arrangement.

We have not sought, and will not seek, an opinion of counsel or a ruling from the Internal Revenue Service (“IRS”) regarding the U.S. federal income tax consequences of the Reverse Split and there can be no assurance that the IRS will not challenge the statements and conclusions set forth below or a court would not sustain any such challenge. The following summary does not address any U.S. state or local or any foreign tax consequences, any estate, gift or other non-U.S. federal income tax consequences, or the Medicare tax on net investment income.

EACH HOLDER OF COMMON STOCK SHOULD CONSULT SUCH HOLDER’S TAX ADVISOR WITH RESPECT TO THE PARTICULAR TAX CONSEQUENCES OF THE REVERSE SPLIT TO SUCH HOLDER.

For purposes of the discussion below, a “U.S. holder” is a beneficial owner of shares of Common Stock that for U.S. federal income tax purposes is: (1) an individual citizen or resident of the United States; (2) a corporation (including any entity taxable as a corporation for U.S. federal income tax purposes) created or organized in or under the laws of the United States, any state or political subdivision thereof; (3) an estate the income of which is subject to U.S. federal income taxation regardless of its source; or (4) a trust, if (i) a court within the United States is able to exercise primary supervision over the administration of the trust and one or more U.S. persons have the authority to control all substantial decisions of the trust, or (ii) the trust has a valid election in effect to be treated as a U.S. person.

The Reverse Split is intended to be treated as a “recapitalization,” within the meaning of Section 368(a)(1)(E) of the Code, for U.S. federal income tax purposes. Assuming the Reverse Split is so treated, a U.S. holder generally should not recognize gain or loss upon the Reverse Split, except with respect to cash received in lieu of a fractional share of Common Stock, as discussed below. A U.S. holder’s aggregate tax basis in the shares of Common Stock received pursuant to the Reverse Split should equal the aggregate tax basis of the shares of Common Stock surrendered (excluding any portion of such basis that is allocated to any fractional share of Common Stock), and such U.S. holder’s holding period in the shares of Common Stock received should include the holding period in the shares of Common Stock surrendered. Treasury Regulations promulgated under the Code provide detailed rules for allocating the tax basis and holding period of the shares of Common Stock surrendered to the shares of Common Stock received pursuant to the Reverse Split. Holders of shares of Common Stock acquired on different dates and at different prices should consult their tax advisors regarding the allocation of the tax basis and holding period of such shares.

A U.S. holder that receives cash in lieu of a fractional share of Common Stock pursuant to the Reverse Split should recognize capital gain or loss in an amount equal to the difference between the amount of cash received and the U.S. holder’s tax basis in the shares of Common Stock surrendered that is allocated to such fractional share. Such capital gain or loss should be long-term capital gain or loss if the U.S. holder’s holding period for Common Stock surrendered exceeds one year at the effective time of the Reverse Split.

Effect of Not Obtaining Required Vote for Approval of the Charter Amendment Proposal

The Restructuring Transaction is conditioned upon the approval of the Restructuring Transaction Proposals, including the Charter Amendment Proposal. Accordingly, if the Charter Amendment Proposal is not approved, we will be unable to complete the Restructuring Transaction. If we are unable to complete the Restructuring Transaction on the terms currently contemplated, the Company will be required or compelled to pursue alternative in-court restructuring initiatives to preserve value, which would have a material and adverse impact on stockholders and likely result in no recovery to stockholders. These alternatives involve significant uncertainties, potential delays, costs and other risks, and there can be no assurance that any of these alternatives will be available on acceptable terms, or at all, in the current market environment or in the foreseeable future. See “Risk Factors—Our ability to continue as a going concern is dependent upon our ability to complete the Restructuring Transaction and delay capital expenditures.”

Additionally, if the Reverse Split is not approved as part of the Charter Amendment Proposal, there is a possibility that our Common Stock could be delisted from the Nasdaq Global Select Market if the minimum bid price of our securities does not satisfy Nasdaq listing requirements, and it is possible we will not realize the other benefits described above of having higher priced securities. If we are unable to regain compliance and our Common Stock is subsequently delisted, it could significantly and negatively affect our ability to obtain debt or equity financing in order to support our continuing operations.

Required Vote

Approval of the Charter Amendment Proposal requires the affirmative vote of a majority of the total votes that may be cast in the election of directors by holders of all issued and outstanding shares of the Company entitled to vote. Abstentions and broker non-votes, if any, will have the same effect as a vote “AGAINST” the Charter Amendment Proposal.

Recommendation of the Board of Directors

The Board of Directors recommends that you vote FOR approval of the Charter Amendment Proposal.

PROPOSAL NO. 4
THE STOCK ISSUANCE PROPOSAL

Reason for Request for Stockholder Approval

As a result of our Common Stock being listed for trading on Nasdaq, issuances of our Common Stock are subject to the Nasdaq Listing Rules, including Nasdaq Listing Rule 5635. Pursuant to Nasdaq Listing Rule 5635(d), stockholder approval is required prior to the issuance of securities in a transaction, other than a public offering, involving the sale, issuance or potential issuance by the Company of Common Stock (or securities convertible into or exercisable for Common Stock), which equals 20% or more of the Common Stock or 20% or more of the voting power outstanding before the issuance, at a price below than the lesser of: (i) the closing price immediately preceding the signing of the binding agreement or (ii) the average closing price of the Common Stock for the five trading days immediately preceding the signing of the binding agreement for the transaction.

As part of the Proposed CoreCo Equity Issuances, and assuming the approval of Proposal 5, the Company will:

(a)    issue to certain of the Supporting Creditors a number of shares of Common Stock as is sufficient for such Supporting Creditors to hold 65% of the Common Stock outstanding as of the Restructuring Effective Date (before giving effect to the NFE MIP or any conversion of the CoreCo Convertible Preferred Stock);

(b)    authorize the issuance of a number of shares of Common Stock under the Amended and Restated Incentive Plan
(for purposes of the NFE MIP equal to 10% of the Common Stock outstanding as of the Restructuring Effective Date (giving effect to the issuances described in (a) and (b)); and

(c)    (i) issue to certain of the Supporting Creditors shares of CoreCo Convertible Preferred Stock and (ii) authorize the issuance under the Amended and Restated Incentive Plan (for purposes of the NFE MIP) shares of CoreCo Convertible Preferred Stock, which together mandatorily convert after three years into a number of shares of Common Stock representing 87% of the Common Stock outstanding as of the Restructuring Effective Date (giving effect to the issuances described in (a)-(c)).

The Proposed CoreCo Equity Issuances represent a dilution to existing holders of Common Stock of approximately 96%. Consequently, we are seeking stockholder approval pursuant to Nasdaq Listing Rule 5635(d) of the Proposed CoreCo Equity Issuances in connection with the Restructuring Transaction.

For a more detailed description of the Proposed CoreCo Equity Issuances and the dilution to existing stockholders, see "Background of the Restructuring Transaction."

No Preemptive Rights

Our stockholders do not have a preemptive right to purchase or subscribe for any part of any new or additional issuance of our securities.

Effect of Not Obtaining Required Vote for Approval of the Stock Issuance Proposal

The Restructuring Transaction is conditioned upon the approval of each of the Restructuring Transaction Proposals, including the Stock Issuance Proposal. If we are unable to complete the Restructuring Transaction on the terms currently contemplated, the Company will be required or compelled to pursue alternative in-court restructuring initiatives to preserve value, which would have a material and adverse impact on stockholders and likely result in no recovery to stockholders. These alternatives involve significant uncertainties, potential delays, costs and other risks, and there can be no assurance that any of these alternatives will be available on acceptable terms, or at all, in the current market environment or in the foreseeable future. See “Risk Factors—Our ability to continue as a going concern is dependent upon our ability to complete the Restructuring Transaction and delay capital expenditures.”

Required Vote

Approval of the Stock Issuance Proposal requires the affirmative vote of the holders of a majority in voting power of the votes cast by holders of Common Stock present in person or represented by proxy at the meeting and entitled to vote thereon. Abstentions and broker non-votes, if any, will have no effect on the vote on the Stock Issuance Proposal.

Recommendation of the Board of Directors

The Board of Directors recommends that you vote FOR approval of the Stock Issuance Proposal.

PROPOSAL NO. 5
THE INCENTIVE PLAN PROPOSAL
Reason for Request for Stockholder Approval
We are asking our stockholders to approve the amendment and restatement of the Incentive Plan (as amended and restated, the “Amended and Restated Incentive Plan”), attached to this Proxy Statement as Annex C. The Amended and Restated Incentive Plan was adopted by our Board on May 6, 2026, subject to stockholder approval of the Amended and Restated Incentive Plan. If this Incentive Plan Proposal and the other Transaction Proposals are approved by our stockholders, the Amended and Restated Incentive Plan will become effective as of the Restructuring Effective Date. As of April 30, 2026, the closing price of a share of our Common Stock on NASDAQ was $0.69.
The proposed Amended and Restated Incentive Plan would, among other things, (i) remove the evergreen provision and include a fixed maximum aggregate number of shares of Common Stock to be reserved for issuance equal to 10% of the total number of shares of Common Stock outstanding as of the Restructuring Effective Date (in addition to the number of shares of Common Stock subject to outstanding equity awards granted under the Incentive Plan as of the Restructuring Effective Date, which, as of April 30, 2026 was 49,587 shares of Common Stock) (the “New Common Stock Share Reserve”), (ii) provide for a new reserve of shares of CoreCo Convertible Preferred Stock for issuance thereunder equal to 7% of the total number of CoreCo Convertible Preferred Stock outstanding as of the Restructuring Effective Date (together with the New Common Stock Reserve, the “New Share Reserve”), (iii) extend the term of the Amended and Restated Incentive Plan to the tenth anniversary of the Restructuring Effective Date and (iv) certain other updates, including a revised definition of change in control. As of April 30, 2026, awards covering a total of 49,587 shares of Common Stock were subject to outstanding awards under the Incentive Plan and 28,356,107 shares of Common Stock remained available for future grants under the Incentive Plan.
The New Share Reserve under the Amended and Restated Incentive Plan has been reviewed and approved by our Board. In the process, the Board determined that the existing number of shares available for issuance under the Incentive Plan was insufficient to meet our needs to provide long-term incentive grants on an ongoing and regular basis to motivate, reward and retain key employees who the Board believes will be important in creating stockholder value. The New Share Reserve will enable us to continue our policy of equity ownership by employees and directors as an incentive to contribute to our continued success and allows to grant awards under the NFE MIP, as described above in this Proxy Statement. We are asking our stockholders to approve the Amended and Restated Incentive Plan because we believe the availability of an adequate reserve of shares under the Incentive Plan is an integral part of our compensation program, as well as our continued growth and success. If the Amended and Restated Incentive Plan is not approved, we believe the foregoing goals will be adversely affected. In addition, the shares of CoreCo Convertible Preferred Stock and Common Stock issued pursuant to the Transactions will substantially increase the Company’s outstanding share count. The Amended and Restated Incentive Plan will help maintain alignment between the reserved shares and total shares outstanding, ensuring the Company can remain competitive in recruiting and retaining key personnel following any such issuance.
Historical Annual Share Usage
While equity-based awards and incentives are an important part of our short and long-term incentive compensation program, we are mindful of our responsibility to our stockholders to exercise judgment in granting equity-based awards.
Overhang
The following table sets forth information about the Incentive Plan as of April 30, 2026:

Number of full-value awards (restricted stock units (RSUs)) outstanding	49,587
Number of stock options outstanding	0
Weighted average exercise price of outstanding stock options.	N/A
Weighted average remaining term of outstanding stock options (in years)	N/A
Number of shares available for future issuance under the Incentive Plan(2)	28,356,107
Shares of Common Stock outstanding as of April 30, 2026	285,634,650
______________________
(1) Reflects shares of our Common Stock remaining available for issuance under the Incentive Plan as of April 30, 2026.
The aggregate shares shown in the table above represent a fully diluted overhang of approximately 10%, which we refer to in this Proxy Statement as the “overhang percentage.”

The New Share Reserve consisting of: (i) 10% of the total number of shares of Common Stock outstanding as of the Restructuring Effective Date (which, for these purposes, we assume will equal 90,677,667 shares of Common Stock), plus the number of shares of Common Stock subject to outstanding equity awards granted under the Incentive Plan as of the Restructuring Effective Date, which as of April 30, 2026 was 49,587 shares of Common Stock and (ii) 7% of the total number of CoreCo Convertible Preferred Stock outstanding as of the Restructuring Effective Date (which, for these purposes, we assume will equal 424,789,992 shares of Common Stock, assuming such shares of CoreCo Convertible Preferred Stock convert into shares of our Common Stock on a one for one basis), proposed to be added pursuant to the Amended and Restated Incentive Plan would result in an overhang percentage of approximately 7%.
Share Usage
The annual share usage, or burn rate, under the Incentive Plan for the last three fiscal years was as follows:

	2025	2024	2023	Average
A - Stock Options Granted During the Fiscal Year	—	—	—	—
B – Full-Value Awards (RSUs) Granted During the Fiscal Year	1,417,682	2,786,112	37,924	1,413,906
C – Full-Value Awards (PSUs) Vested During the Fiscal Year(1)	0	0	681,204	227,068
D—Basic Weighted Average Shares of Common Stock Outstanding	278,474,487	217,578,487	205,942,837	233,998,604
Burn Rate (A + B + C) / D	0.51%	1.28%	0.35%	0.70%
(1) PSUs were granted and vested under the Incentive Plan in each of the last three fiscal years as follows:

PSUs	Number of Units
Non-Vested at December 31, 2022	1,423,277
Granted	—
Vested	(681,204)
Forfeited	(742,073)
Non-Vested at December 31, 2023	—
In determining the New Share Reserve, we took into account a variety of factors, including the need to adequately and appropriately incentivize our officers, employees, non-employee directors, independent contractors and consultants and to ensure that the interests of those individuals continue to be closely aligned with the interests of our stockholders more generally.
While the Company intends to issue awards under the Amended and Restated Incentive Plan in the future to eligible recipients as a recruiting and retention tool, specific parameters have not been established under the Amended and Restated Incentive Plan regarding future grants to eligible recipients. The Compensation Committee will determine the specific criteria surrounding awards under the Amended and Restated Incentive Plan. See below under “Material Features of the Amended and Restated Incentive Plan” for a summary of the material features of the Amended and Restated Incentive Plan.
Material Features of the Amended and Restated Incentive Plan
The following is a summary of the material features of the Amended and Restated Incentive Plan. This summary is qualified in its entirety by the full text of the Amended and Restated Incentive Plan. A copy of the Incentive Plan is publicly-filed as an exhibit to the Company’s Post-Effective Amendment No. 1 to Form S-8 Registration Statement filed with the SEC on August 7, 2020, and a copy of the Amended and Restated Incentive Plan is included as Annex C to this Proxy Statement.
Purpose
The purposes of the Amended and Restated Incentive Plan are to provide an additional incentive to selected officers, employees, non-employee directors, independent contractors, and consultants of the Company or its affiliates whose contributions are essential to the growth and success of the business of the Company and its affiliates, in order to strengthen the commitment of such persons to the Company and its affiliates, motivate such persons to faithfully and diligently perform their responsibilities and attract and retain competent and dedicated persons whose efforts will result in the long-term growth and profitability of the Company and its affiliates.

Eligible Participants
Awards under the Amended and Restated Incentive Plan may be granted to any officer, employee, non-employee director, independent contractor or consultant of the Company or any of its affiliates. All employees (including officers and directors who are employees) of the Company and its affiliates and non-employee directors of the Company and consultants engaged by the Company or its affiliates who are natural persons who render certain bona fide services are eligible to participate in the Amended and Restated Incentive Plan at the discretion of the Administrator (as defined in the Amended and Restated Incentive Plan). As of April 30, 2026, approximately 1,300 employees and seven non-employee directors would be eligible to participate in the Amended and Restated Incentive under its terms.
Administration
The Administrator (as defined in the Amended and Restated Incentive Plan) administers the Amended and Restated Incentive Plan and has the power and authority to select participants who may be granted awards, to determine the terms and conditions of awards, to construe and interpret the terms and provisions of the Amended and Restated Incentive Plan and any award issued under the plan (and any award agreement relating thereto), to adopt, alter and repeal such administrative rules, guidelines and practices governing the Amended and Restated Incentive Plan, and to make all other determinations necessary or advisable for the administration of the Amended and Restated Incentive Plan.
Amendment And Termination
The Amended and Restated Incentive Plan provides the Board with authority to amend, alter or terminate the Amended and Restated Incentive Plan, but generally such action may not impair the rights of any participant with respect to outstanding awards without the participant’s consent. The Administrator may amend an award, prospectively or retroactively, but generally such amendment may not impair the rights of any participant without the participant’s consent. Stockholder approval of any such action will be obtained if required to comply with applicable law or the rules of the stock exchange on which the shares are traded.
Shares Available for Issuance
Subject to adjustment as provided in the Amended and Restated Incentive Plan, the maximum number of shares reserved for issuance under the Amended and Restated Incentive Plan will be comprised of (i) 10% of the total number of shares of Common Stock outstanding as of the Restructuring Effective Date shares of Common Stock plus the number of shares of Common Stock underlying equity awards that are outstanding under the Incentive Plan as of the effective date of the Amended and Restated Incentive Plan, which as of April 30, 2026 was 49,587 shares of Common Stock, and (ii) 7% of the total number of shares of CoreCo Convertible Preferred Stock outstanding as of the Restructuring Effective Date.
Shares subject to an award under the Amended and Restated Incentive Plan that remain unissued upon the cancellation, termination or expiration of the award will again become available for grant under the Amended and Restated Incentive Plan. Additionally, shares that are exchanged by a participant or withheld by us as full or partial payment in connection with any award under the Amended and Restated Incentive Plan, as well as any shares exchanged by a participant or withheld by us to satisfy the tax withholding obligations related to any award, will also be available for subsequent awards under the Amended and Restated Incentive Plan. To the extent an award is paid or settled in cash, the number of shares previously subject to the award will again be available for grants pursuant to the Amended and Restated Incentive Plan. To the extent that an award can only be settled in cash, such award will not be counted against the total number of shares available for grant under the Amended and Restated Incentive Plan.
Type of Awards
The Administrator has the discretion to award stock options, share appreciation rights, restricted stock, restricted stock units, other share-based awards, share bonuses and cash awards.
Options
A stock option is the right to acquire shares of Common Stock at a fixed exercise price for a fixed period of time. Options granted under the Amended and Restated Incentive Plan may be in the form of non-qualified options or “incentive stock options” within the meaning of Section 422 of the Internal Revenue Code (the “Code”), as set forth in the applicable individual option award agreement. The exercise price of all options granted under the Amended and Restated Incentive Plan will be determined by the Administrator, but in no event may the exercise price be less than 100% of the fair market value of the related shares on the date of grant. In addition, the exercise price of an incentive stock option must be at least 110% of fair market value if (on the grant date) the participant owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or any of its subsidiaries. The aggregate fair market value of the shares (determined on the grant date) covered by incentive stock options which first become exercisable by any participant during any calendar year also may not exceed $100,000. The maximum term of all options granted under the Amended and Restated Incentive Plan will be determined by the Administrator, but may not exceed ten years. Each option will vest and become exercisable (including in the event of the optionee’s termination of employment or service) at such time and subject to such terms and conditions as determined by the Administrator in the applicable individual option agreement.
Share Appreciation Rights
Stock appreciation rights, or SARs, may be granted under the Amended and Restated Incentive Plan either alone or in conjunction with all or part of any option granted under the Amended and Restated Incentive Plan. A free-standing SAR entitles its holder to receive, at the time of exercise, an amount per share of Common Stock equal to the excess of the fair market value (at the date of exercise) of a share of Common Stock over the base price of the free-standing SAR. A SAR granted in conjunction with all or part of an option under the Amended and Restated Incentive Plan entitles its holder to receive, at the time of exercise of the SAR and surrender of the related option, an amount per share equal to the excess of the fair market value (at the date of exercise) of a share over the exercise price of the related option. Each SAR will be granted with a base price that is not less than 100% of the fair market value of the related share of Common Stock on the date of grant. The maximum term of all SARs will be determined by the Administrator, but may not exceed ten years. The Administrator may determine to settle the exercise of a SAR in shares of Common Stock, cash, or any combination thereof.
Restricted Shares
Awards of restricted shares are shares that vest in accordance with the terms and conditions established by the Administrator. The Administrator determines the number of shares of restricted stock granted to any participant. In determining whether an award of restricted shares should be made, and/or the period of restriction for any such award, the Administrator may impose whatever conditions it determines to be appropriate. A holder of restricted shares will have full voting rights, unless determined otherwise by the Administrator. A holder of restricted shares also generally will be entitled to receive all dividends paid with respect to the restricted shares (whether in cash or property) unless the Administrator provides otherwise, provided that such dividends will be held by the Company until the underlying restricted shares vest (and will be forfeited if the underlying restricted shares are forfeited) and be paid or distributed to the participant as soon as practicable after vesting. The rights of participants granted restricted shares upon termination of employment or service with the Company and all of its affiliates for any reason during the restricted period will be set forth in individual award agreements.
Restricted Share Units
Restricted share units represent a right to receive shares at a future date determined in accordance with the participant’s award agreement. In determining whether an award of restricted share units should be made, and/or the vesting schedule for any such award, the Administrator may impose whatever conditions to vesting it determines to be appropriate, including, without limitation, performance goals. Restricted shares units may be settled in cash, shares or in a combination of both.
Other Share-Based Awards
Other forms of awards valued in whole or in part by reference to, or otherwise based on, shares, including, but not limited to, dividend equivalents, may be granted either alone or in addition to other awards (other than in connection with options or SARs). Dividends or dividend equivalents awarded under the Amended and Restated Incentive Plan may be paid or distributed when accrued, or may be subject to the same restrictions, conditions and risks of forfeiture as the underlying awards and only become payable if (and to the extent) the underlying awards vest.
Share Bonuses; Cash Awards
The Administrator may grant bonuses payable in fully vested shares and awards that are payable solely in cash, with such terms as determined by the Administrator, including performance-based vesting conditions.
Change in Control
Unless otherwise determined by the Administrator prior to a change in control or evidenced in an award agreement, in the event that a change in control occurs and the participant’s employment or service is terminated by the Company, its successor or an Affiliate thereof without cause or by the participant for good reason (if applicable) on or after the effective date of the change in control but prior to twelve (12) months following the change in control, then: (i) any unvested or unexercisable portion of any award carrying a right to exercise will become fully vested and exercisable and (ii) the restrictions, deferral limitations, payment conditions and forfeiture conditions applicable to an award granted under the Amended and Restated Incentive Plan will lapse and such awards will be deemed fully vested and any performance conditions will be deemed to be fully achieved.
Under the Amended and Restated Incentive Plan, a change in control means the occurrence of any of the following events: (i) any person or group of persons is or becomes the beneficial owner of Company securities (not including any securities acquired directly from the Company or its affiliates) representing 50% or more of the combined voting power of the Company’s then outstanding securities, excluding any person who becomes such a beneficial owner in a transaction described in clause (A) of paragraph (ii); (ii) there is consummated a merger or consolidation of the Company or any direct or indirect subsidiary with any other entity, other than (A) a merger or consolidation (1) which results in the Company’s voting securities outstanding immediately prior to such merger or consolidation continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity or any parent thereof) more than 50% of the combined voting power of the securities of the Company or such surviving entity or any parent entity outstanding immediately after such merger or consolidation and (2) immediately following which the individuals who comprise the Board immediately prior to such transaction constitute at least a majority of the board of directors of the Company, the entity surviving such merger or consolidation or, if the Company or the entity surviving such merger or consolidation is then a Subsidiary, the ultimate parent entity, or (B) a merger or consolidation effected to implement a recapitalization of the Company (or similar transaction) in which no person is or becomes the beneficial owner of the Company’s securities (not including any securities acquired directly from the Company or its affiliates) representing 50% or more of the combined voting power of the Company’s then outstanding securities or (iii) the stockholders of the Company approve a plan of complete liquidation or dissolution of the Company or there is consummated an agreement for the sale or disposition by the Company of all or substantially all of the Company’s assets, other than (A) a sale or disposition by the Company of all or substantially all of the Company’s assets to an entity, at least 50% of the combined voting power of the voting securities of which are owned by stockholders of the Company following the completion of such transaction in substantially the same proportions as their ownership of the Company immediately prior to such sale or (B) a sale or disposition of all or substantially all of the Company’s assets immediately following which the individuals who comprise the Board immediately prior thereto constitute at least a majority of the board of directors of the entity to which such assets are sold or disposed or, if such entity is a Subsidiary, the ultimate parent entity. For each award that constitutes deferred compensation under Section 409A of the Code, and to the extent required to avoid accelerated taxation and/or tax penalties under Section 409A of the Code, a change in control will be deemed to have occurred under the plan with respect to such award only if a change in the ownership or effective control of the Company or a change in ownership of a substantial portion of the assets of the Company will also be deemed to have occurred under Section 409A of the Code.
Under the current Incentive Plan, a change in control is means an event or series of events after which Fortress Equity Partners (A) LP, New Fortress Energy Holdings LLC and their respective affiliates (“Fortress Entities”) collectively directly or indirectly legally or beneficially own less than 40% of the voting shares (or other voting equity interests) of the Company, provided, however, that a change in control will not be deemed to occur upon the occurrence of either of the following events: (i) an acquisition, merger, continuation into another jurisdiction or other business combination involving the Company, including the sale of all or substantially all of the assets of the Company (each, a “Business Combination”), if one or more Fortress Entities collectively (x) directly or indirectly legally or beneficially own at least 30% of the voting shares (or other voting equity interests) of the Company or the surviving/acquiring entity, as the case may be, and (y) continue to be the largest shareholder (or other holder of equity) of the Company or the surviving/acquiring entity, as the case may be, following such Business Combination; and a change in control will not result after any such Business Combination so long as (but only so long as) the conditions set forth in clause (x) and clause (y) continue to be satisfied; or (ii) (x) upon an initial public offering of the voting shares or other equity interests of the Company or any direct or indirect parent of the Company (without regard to the percentage of voting shares or other equity interests of the Company or such other entity directly or indirectly legally or beneficially owned by the Fortress Entities immediately after such offering) or (y) without limiting clause (x), if at any time following such initial public offering, one or more Fortress Entities collectively directly or indirectly legally or beneficially own at least 30% of the voting shares (or other voting equity interests) of the Company or such direct or indirect parent and are the largest shareholder (or other holder of equity) of the Company or such direct or indirect parent. For each award that constitutes deferred compensation under Section 409A of the Code, and to the extent required to avoid accelerated taxation and/or tax penalties under Section 409A of the Code, a change in control will be deemed to have occurred under the plan with respect to such award only if a change in the ownership or effective control of the Company or a change in ownership of a substantial portion of the assets of the Company will also be deemed to have occurred under Section 409A of the Code.
Changes in Capitalization
In the event of a merger, consolidation, reclassification, recapitalization, spin-off, spin-out, repurchase, reorganization, corporate transaction or event, special or extraordinary dividend or other extraordinary distribution (whether in the form of shares, cash or other property), share split, reverse share split, subdivision or consolidation, combination, exchange of shares, or other change in corporate structure or sale or disposition of assets affecting the Company’s shares, the Company or any award, an equitable substitution or proportionate adjustment shall be made, at the sole discretion of the Administrator, in (i) the aggregate number of our shares reserved for issuance under the Amended and Restated Incentive Plan, (ii) the kind and number of securities subject to, and the exercise price or base price of, any outstanding options and SARs granted under the Amended and Restated Incentive Plan, (iii) the kind, number and purchase price of the shares, or the amount of cash or amount or type of property, subject to outstanding awards granted under the Amended and Restated Incentive Plan, or (iv) the performance goals and periods applicable to award granted under the Amended and Restated Incentive Plan. Equitable substitutions or adjustments other than those listed above may also be made as determined by the Administrator. In addition, the Administrator may cancel all outstanding awards for the payment of cash or in-kind consideration having an aggregate fair market value equal to the excess of the fair market value of the shares, cash or other property covered by such awards over the aggregate exercise price or base price, if any, of such awards, but if the exercise price or base price of any outstanding award is equal to or greater than the fair market value of our shares, cash or other property covered by such award, the Board may cancel the award without the payment of any consideration to the participant.
Transferability
Unless determined otherwise by the Administrator, an award may not be sold, pledged, assigned, mortgaged, hypothecated, transferred, charged, pledged, encumbered, gifted or otherwise disposed in any manner until the award is fully vested and/or exercisable in accordance with the Amended and Restated Incentive Plan or the applicable award agreement, and any option or share appreciation right may be exercised, during the lifetime of the participant, only by the participant or, during any period during which the participant is under a legal disability, by the participant’s guardian or legal representative.
Clawback and Other Policies
All awards granted under the Amended and Restated Incentive Plan will be subject to any incentive compensation clawback or recoupment policy of the Company currently in effect or as may be adopted by the Company. All awards granted under the Amended and Restated Incentive Plan are subject to any other applicable Company policy, such as insider trading policies.
Plan Term
No award may be granted under the Amended and Restated Incentive Plan on or after the tenth anniversary of the Restructuring Effective Date, but awards granted before that time may extend beyond that date in accordance with their terms. If stockholders vote to approve the Amended and Restated Incentive Plan, the current term of the Incentive Plan will be extended for another ten years and the Amended and Restated Incentive Plan will continue in effect until the tenth anniversary of the Restructuring Effective Date. If our stockholders do not vote to approve the Amended and Restated Incentive Plan, the current term of the Incentive Plan will expire on January 31, 2029.
U.S. Federal Income Tax Consequences
The following is a summary of certain United States federal income tax consequences of awards under the Amended and Restated Incentive Plan. It does not purport to be a complete description of all applicable rules, and those rules (including those summarized here) are subject to change.
Options
An optionee generally will not recognize taxable income upon the grant of a nonqualified stock option. Rather, at the time of exercise of the option, the optionee will recognize ordinary income for income tax purposes in an amount equal to the excess, if any, of the fair market value of the shares of Common Stock purchased over the exercise price. We generally will be entitled to a tax deduction at such time and in the same amount, if any, the optionee recognizes as ordinary income. The optionee’s tax basis in any shares of Common Stock received upon exercise of an option will be the fair market value of the shares of Common Stock on the date of exercise, and if the shares are later sold or exchanged, then the difference between the amount received upon such sale or exchange and the fair market value of such shares on the date of exercise will generally be taxable as long-term or short-term capital gain or loss (if the shares are a capital asset of the optionee) depending upon the length of time such shares were held by the optionee.
Incentive stock options are eligible for favorable federal income tax treatment if certain requirements are satisfied. An incentive stock option must have an option price that is not less than the fair market value of the stock at the time the option is granted, and must be exercisable within ten years from the date of grant. An employee granted an incentive stock option generally does not realize compensation income for federal income tax purposes upon the grant of the option. At the time of exercise of an incentive stock option, no compensation income is realized by the optionee other than tax preference income for purposes of the federal alternative minimum tax on individual income. If the shares of Common Stock acquired on exercise of an incentive stock option are held for at least two years after grant of the option and one year after exercise, the excess of the amount realized on the sale over the exercise price will be taxed as capital gain. If the shares of Common Stock acquired on exercise of an incentive stock option are disposed of within less than two years after grant or one year of exercise, the optionee will realize taxable compensation income equal to the excess of the fair market value of the shares on the date of exercise or the date of sale, whichever is less, over the exercise price, and any additional amount realized will be taxed as capital gain.
Share Appreciation Rights
A participant who is granted a SAR generally will not recognize ordinary income upon receipt of the SAR. Rather, at the time of exercise of such SAR, the participant will recognize ordinary income for income tax purposes in an amount equal to the value of any cash received and the fair market value on the date of exercise of any shares of Common Stock received. We generally will be entitled to a tax deduction at such time and in the same amount, if any, the participant recognizes as ordinary income. The participant’s tax basis in any share of Common Stock received upon exercise of a SAR will be the fair market value of the share of Common Stock on the date of exercise, and if the shares are later sold or exchanged, then the difference between the amount received upon such sale or exchange and the fair market value of such shares on the date of exercise will generally be taxable as long-term or short-term capital gain or loss (if the shares are a capital asset of the participant) depending upon the length of time such shares were held by the participant.
Restricted Stock
A participant generally will not be taxed upon the grant of restricted stock, but rather will recognize ordinary income in an amount equal to the fair market value of the shares at the time the shares are no longer subject to a “substantial risk of forfeiture” (within the meaning of the Code). We generally will be entitled to a deduction at the time when, and in the amount, the participant recognizes ordinary income on account of the lapse of the restrictions. A participant’s tax basis in the shares will equal their fair market value at the time the restrictions lapse, and the participant’s holding period for capital gains purposes will begin at that time. Any cash dividends that accrue on the restricted stock before the restrictions lapse will be taxable to the participant as additional compensation (and not as dividend income) when paid on the vesting date of the underlying restricted shares. Under Section 83(b) of the Code, a participant may elect to recognize ordinary income at the time the shares of restricted stock are awarded in an amount equal to their fair market value at that time, notwithstanding the fact such shares of restricted stock are subject to restrictions and a substantial risk of forfeiture. If such an election is made, no additional taxable income will be recognized by such participant at the time the restrictions lapse, the participant will have a tax basis in the shares equal to their fair market value on the date of their award, and the participant’s holding period for capital gains purposes will begin at that time. We generally will be entitled to a tax deduction at the time when, and to the extent, ordinary income is recognized by such participant.
Restricted Stock Units
In general, the grant of restricted stock units (including performance stock units) will not result in income for the participant or in a tax deduction for us. Upon the settlement of such an award in cash or shares, the participant will recognize ordinary income equal to the aggregate value of the payment received, and we generally will be entitled to a tax deduction at the same time and in the same amount.
Other-Share Based Awards, Share Bonuses and Cash Awards
With respect to other awards granted under the Amended and Restated Incentive Plan, including performance-based awards and share bonuses, generally when the participant receives payment with respect to an award, the amount of cash and/or the fair market value of any shares of our common stock or other property received will be ordinary income to the participant, and we generally will be entitled to a tax deduction at the same time and in the same amount.
Registration with the SEC
We intend to file with the SEC a registration statement on Form S-8 covering the shares reserved for issuance under the Amended and Restated Incentive Plan.
New Plan Benefits Table

No awards made under the current Incentive Plan were granted subject to stockholder approval of this Proposal 5. Future awards to be made under the Amended and Restated Incentive Plan are subject to the discretion of the Administrator, and accordingly, are not currently determinable.
Additional Plan Information
The outstanding aggregate number of shares subject to equity awards under the Incentive Plan since its inception through April 30, 2026, is set forth in the table below. There are currently no outstanding options under the Incentive Plan.

Name and Position	Number of Shares Subject to Other Stock Awards (1)	Market Value of Shares Subject to Awards (2) ($)
Wesley R. Edens Chief Executive Officer	0	0
Christopher S. Guinta Chief Financial Officer	0	$0
Michael Lowe Chief Accounting Officer	0	0
All current executive officers as a group	0	0
All current directors who are not executive officers as a group	0	0
All nominees for election as a director as a group	0	0
Each associate of any such directors, executive officers or nominees	0	0
Each other person who received or is to receive 5% of such options, warrants or rights	0	0
All employees, including all current officers who are not executive officers, as a group	49,587	34,215
(1) Includes shares issuable pursuant to outstanding RSUs under the Incentive Plan.
(2) Amounts calculated based on $0.69, the closing price of the Company’s common stock, as reported on NASDAQ on April 30, 2026.

Securities Authorized for Issuance under Equity Compensation Plans

EQUITY COMPENSATION PLAN INFORMATION
The Equity Compensation Plan Table below presents information regarding securities authorized for issuance under our equity compensation plans as of December 31, 2025.

Plan Category	Number of Securities to Be Issued upon Exercise of Outstanding Options, Warrants and Rights (1) (a)	Weighted-Average Exercise Price of Outstanding Options, Warrants and Rights (b)	Number of Securities Remaining Available for Future Issuance under Equity Compensation Plans (Excluding Securities Reflected in the First Column of this Table) (c)
Equity Compensation Plans Approved by Stockholders
New Fortress Energy Inc. 2019 Omnibus Incentive Plan(2)	273,674	—	26,062,071
Equity Compensation Plans Not Approved by Stockholders	—	—	—
Total	273,674	—	26,062,071
(1) Represents shares subject to outstanding equity awards under the Incentive Plan for which shares had not yet been delivered as of December 31, 2025.
(2) The Incentive Plan provides that 16,705,882 shares of Common Stock are reserved and available for issuance under the Incentive Plan, as increased on the first day of each fiscal year beginning in calendar year 2020 by a number of shares of Common Stock equal to the excess of 10% of the aggregate number of outstanding shares of Common Stock on the last day of the immediately preceding fiscal year, over the number of shares of Common Stock reserved and available for issuance under the Incentive Plan as of the last day of the immediately preceding fiscal year. The shares of Class A Common Stock reserved and available for issuance under the Incentive Plan increased by 7,041,727 shares on the first day of 2025.

Effect of Not Obtaining Required Vote for Approval of the Incentive Plan Proposal
The Restructuring Transaction is conditioned upon the approval of each of the Restructuring Transaction Proposals, including the Incentive Plan Proposal. If we are unable to complete the Restructuring Transactions on the terms currently contemplated, the Company will be required or compelled to pursue alternative in-court restructuring initiatives to preserve value, which would have a material and adverse impact on stockholders and likely result in no recovery to stockholders. These alternatives involve significant uncertainties, potential delays, costs and other risks, and there can be no assurance that any of these alternatives will be available on acceptable terms, or at all, in the current market environment or in the foreseeable future. See “Risk Factors—Our ability to continue as a going concern is dependent upon our ability to complete the Restructuring Transaction and delay capital expenditures.”
Required Vote
Approval of the Incentive Plan Proposal requires the affirmative vote of the holders of a majority in voting power of the votes cast by holders of Common Stock present in person or represented by proxy at the meeting and entitled to vote thereon. Abstentions and broker non-votes, if any, will have no effect on the vote on the Incentive Plan Proposal.
Recommendation of the Board of Directors
The Board of Directors recommends that you vote FOR approval of the Incentive Plan Proposal.

RISK FACTORS

In addition to the other information included in this Proxy Statement, you should read and carefully consider the following risks before deciding how to vote on the Proposals to be considered and voted upon at the Annual Meeting. In addition, you should read and consider the risks associated with the businesses of the Company found in the Company’s Annual Report on Form 10-K for the year ended December 31, 2025, particularly under the caption “Risk Factors,” as may be updated by any of the Company’s subsequent Form 10-Qs, all of which are filed with the SEC. See “Cautionary Note Regarding Forward-Looking Statements” and “Additional Information.” As used herein, “Common Stock” refers to the Company’s Class A Common Stock prior to the consummation of the Restructuring Transaction and CoreCo’s Class A Common Stock after the consummation of the Restructuring Transaction.
Risks Related to the Restructuring Transaction
We are subject to risks and uncertainties associated with the Restructuring Transaction, the Restructuring Plans and the RSA.
On March 17, 2026, we entered into a RSA with certain of our key creditors, which contemplates a comprehensive restructuring of our principal funded debt obligations. The Company intends to implement the Restructuring Transaction through UK court-sanctioned Restructuring Plans promoted by two indirect subsidiaries, with recognition sought in the U.S. under chapter 15 of the Bankruptcy Code, which will bind all lenders and noteholders and release the Company and all guarantors from obligations under the relevant debt instruments. For additional detail on the RSA, the Restructuring Plans and the Restructuring Transaction, see “General Information—Background of the Restructuring Transaction Proposals.”
The successful implementation of the RSA, the Restructuring Plans and the Restructuring Transaction is critical to our ability to continue as a going concern and is subject to numerous conditions, milestones, and approvals, including the consent of various creditor groups, certain stockholder approvals and approval by the High Court of Justice in England and Wales (the “High Court”). and U.S. Bankruptcy Court, and regulatory authorities. Failure to satisfy or obtain waivers for these conditions or to meet required milestones could result in the termination of the RSA, loss of creditor support, or inability to consummate the Restructuring Transaction as contemplated. There can be no assurance that the Restructuring Transaction will be completed on the terms described, on the anticipated timeline, or at all. Failure to consummate the Restructuring Transaction would result in the Company being required or compelled to pursue alternative in-court restructuring initiatives to preserve value, which would have a material adverse effect on our business, financial condition, results of operations, and the value of our securities and likely result in no recovery to stockholders.
We are subject to additional risks in connection with the Restructuring Transaction, the Restructuring Plans and the RSA, including the following:

•our ability to obtain the High Court’s approval of the Restructuring Plans and recognition of the Restructuring Plans in the United States pursuant to chapter 15 of the U.S. Bankruptcy Code;
•our ability to comply with the milestones set forth in the RSA; the costs of the Restructuring Transaction and related fees;
•the process of implementing the Restructuring Transaction may divert management’s attention and resources, result in increased costs, and adversely affect our relationships with customers, suppliers, employees, and other stakeholders;
•the implementation of the Restructuring Transaction is expected to result in significant dilution to existing holders of our Common Stock and existing stockholders will exercise even less influence over management than they currently have;
•the value of our Common Stock may be highly volatile or decline as a result of the Restructuring Transaction;
•potential delisting of our Common Stock by Nasdaq as a consequence of the Restructuring Transaction;
•our ability to maintain our relationships with our other creditors, employees, customers, vendors, suppliers and other third parties;
•our ability to maintain contracts that are critical to our operations;
•our ability to execute competitive contracts with third parties;
•our ability to attract, motivate, and retain key employees;
•our ability to retain our current management team; and
•the actions and decisions of our stockholders, creditors and other third parties who have interests in the Restructuring Transaction and the RSA that may be inconsistent with our plans.

Because of the risks and uncertainties associated with the Restructuring Transaction, we may not be able to predict or quantify the ultimate impact the Restructuring Transaction may have on our business, cash flows, liquidity, financial condition, and results of operations, nor can we accurately predict the ultimate impact the Restructuring Transaction may have on our corporate or capital structure.

Our ability to continue as a going concern is dependent upon our ability to complete the Restructuring Transaction and delay capital expenditures.
As described in Note 2 to the notes to our consolidated financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2025, management has concluded that our current liquidity and forecasted cash flows from operations are not probable to be sufficient to support, in full, obligations as they become due over the next twelve-month period, and there is substantial doubt as to the Company’s ability to continue as a going concern. If the Restructuring Transaction is not consummated as contemplated, the Company will be required or compelled to pursue alternative in-court restructuring initiatives to preserve value, which would have a material and adverse impact on stockholders and likely result in no recovery to stockholders. The process of implementing the Restructuring Transaction and the associated Restructuring Plans is subject to significant risks and uncertainties, including the need for sanction by the High Court, recognition in the United States under chapter 15 of the U.S. Bankruptcy Code, and approval of several stockholder proposals. See “—We are subject to risks and uncertainties associated with the Restructuring Transaction, the Restructuring Plans and the RSA.” There is no assurance that these approvals will be obtained on the anticipated timeline or at all. The Company and its creditors must also negotiate and finalize definitive documentation, and any failure to reach agreement or to satisfy the process milestones could result in termination of the RSA, after which creditors may pursue enforcement actions that could accelerate the Company’s financial distress. In addition, volatility in financial markets, changes in interest rates, or adverse economic developments could impact the Company’s ability to raise additional capital or refinance obligations, even during the restructuring process. The Company must also meet a consolidated minimum liquidity threshold at closing, and if this threshold is not met, it may be required to raise additional capital under tight time constraints, which may not be possible on acceptable terms.
Even if the Restructuring Transaction is completed, the Company will continue to face substantial risks. Its future performance will depend on its ability to execute its revised business plan, which may be subject to operational, regulatory, and market risks, and it may require additional funding in the future to support operations, capital expenditures, or growth initiatives. There is no assurance that such funding will be available on favorable terms, or at all. The new debt and equity instruments issued in the restructuring may impose significant restrictions on the Company’s operations, including limitations on incurring additional indebtedness, asset sales, and distributions. The restructuring will result in significant dilution to existing equity holders, and the value of new equity securities may be volatile and subject to further decline. In addition to the Restructuring Transaction and the separation of BrazilCo, the Company continues to actively consider and evaluate further opportunistic strategies that seek to optimize the value of CoreCo’s portfolio, while providing additional liquidity and cash flow to the remaining CoreCo business. These strategies may include the sale of certain CoreCo assets, capital raising transactions or other strategic transactions. However, there are inherent uncertainties regarding the ability of CoreCo to effect any such transactions, and substantial risks relating to the ability of CoreCo to realize the anticipated benefits of pursuing one or more of these strategies. As such, even if the Restructuring Transaction is completed, substantial risks will remain that could adversely affect the Company’s financial condition, results of operations, and events of default under the Company's debt agreements, and management has concluded that there is substantial doubt as to the Company's ability to continue as a going concern.
If the RSA is terminated, our ability to consummate the Restructuring Plans may be materially and adversely affected.
The RSA contains a number of termination events, upon the occurrence of which certain parties to the RSA may terminate the agreement. If the RSA is terminated as to all parties thereto, each of the parties will be released from its obligations in accordance with the terms of the RSA. Such termination may result in the loss of support for the Restructuring Plans by the parties to the RSA, which could adversely affect our ability to confirm and consummate the Restructuring Plans. If the Restructuring Plans are not consummated, there can be no assurance that any new plan would be as favorable to holders of claims against the Company as contemplated by the RSA.
Effectiveness of the Restructuring Plans requires the approval of the Restructuring Plan creditors.
Pursuant to Part 26A of the UK Companies Act 2006, in order for:

•the CoreCo Plan to become legally binding on NFE Global and the creditors subject to the CoreCo Plan, either (a) a majority representing 75% in value of each class of CoreCo Plan creditors present and voting at the meeting ordered to be summoned by the High Court votes in favor of the CoreCo Plan; or (b) a majority representing 75% in value of at least one class of CoreCo Plan creditors votes in favor of the CoreCo Plan and the High Court is satisfied that (i) that class would receive a payment and/or have a genuine economic interest in NFE Global in the relevant alternative, and (ii) each dissenting class would be no worse off under the CoreCo Plan than in the relevant alternative; and

•the BrazilCo Plan to become legally binding on NFE Brazil Newco and the creditors subject to the BrazilCo Plan, a majority representing 75% in value of the class of BrazilCo Plan Creditors votes in favor of the BrazilCo Plan, (the “BrazilCo Plan Requisite Approval”).
In order for the Restructuring Plans to become effective, the Restructuring Plans must then be sanctioned by an order of the High Court, and an official copy of the order must be delivered to the Registrar of Companies in England and Wales for registration. The Restructuring Plans are conditional upon each other.
If the Restructuring Plans become effective (i) the CoreCo Plan creditors will be bound by the terms of the CoreCo Plan, and (ii) the BrazilCo Plan creditors will be bound by the terms of the BrazilCo Plan, in both cases from the effective date of the Restructuring Plans.
Although creditors that are party to the RSA are expected to vote in favor of the Restructuring Plans, in the event that the RSA was terminated in accordance with its terms, any Restructuring Plan creditor that was party to the RSA would cease to be bound by its obligation to support the Restructuring Plans.
If the BrazilCo Plan Requisite Approval is not obtained, the Restructuring Plans will not become effective and the Restructuring Transaction will not be implemented. Even if the CoreCo Plan creditors approve the CoreCo Plan and the BrazilCo Plan creditors approve the BrazilCo Plan, the Restructuring Plans may be objected to and may not be completed.
If the CoreCo Plan is approved at the creditor meetings for the CoreCo Plan and the BrazilCo Plan is approved at the creditor meeting for the BrazilCo Plan, it is possible for a person with an interest in the relevant Restructuring Plans (whether a Restructuring Plan creditor or otherwise) to lodge objections to the relevant Restructuring Plans with the High Court, and, if such objections have been lodged, to attend or be represented at the Restructuring Plans sanction hearing to make representations that the relevant Restructuring Plans should not be approved and/or to appeal against the granting of the sanction order. Therefore, there can be no assurance that objections will not be made at or before the sanction hearing, or that an appeal will not be made against the grant of the sanction order and that any such objections or appeal will not delay or possibly prevent the Restructuring Transaction.
Effectiveness of the Restructuring Plans requires the sanction of the High Court.
In order for the Restructuring Plans to become effective, they must receive the sanction of the High Court. The High Court will not sanction the Restructuring Plans unless it is satisfied that the correct procedures have been followed, the proposed arrangements are fair and that there are no other reasons why the Restructuring Plans should not be approved. There can be no assurance that the High Court will determine that the Restructuring Plans are fair or that the High Court will not conclude that there are other reasons why the Restructuring Plans should not be sanctioned. If the High Court does not exercise its discretion to sanction the Restructuring Plans, or sanctions either Restructuring Plans subject to conditions or amendments which: (i) the Company deems unacceptable; or (ii) would have (directly or indirectly) a material adverse effect on the interests of any Restructuring Plan creditor and such conditions or amendments are not approved by the Restructuring Plan creditors, the Restructuring Plans will not become effective and the Restructuring Transaction will not be implemented.
Availability of the Section 3(a)(10) exemption depends on High Court sanction of the Restructuring Plans.
The securities to be issued in the Restructuring Transaction are expected to be issued in reliance on the exemption from registration under the Securities Act provided by Section 3(a)(10). If the High Court does not sanction the Restructuring Plans, the Section 3(a)(10) exemption will not be available for those issuances.
Certain of the Company’s contracts may contain termination clauses which could be triggered by the Restructuring Plans.
The Company may be party to certain contracts that contain termination provisions which may be triggered by the Restructuring Plans. Certain of these material contracts might also be terminable as a result of insolvency-related events. There can be no assurance that the Company has identified all contracts material to its business with termination clauses that may be triggered by the Restructuring Plans or insolvency-related events. If the Company triggers such a termination clause in any of its material contracts (or in a number of contracts that, when looked at together, are material to its business) and a consent or waiver is not obtained from the relevant counterparty, such counterparty may terminate or threaten to terminate the contract, which could have a material adverse effect on the Company’s business, operating results, financial condition or prospects.
The Restructuring Plans may not be recognized or enforced in the United States or Mexico.

It is contemplated that the PlanCos will seek recognition of the Restructuring Plans under Chapter 15 of the U.S. Bankruptcy Code. However, there is a possibility that the U.S. Bankruptcy Court will not recognize the Restructuring Plans under Chapter 15 of the U.S. Bankruptcy Code. Notwithstanding the view expressed in the foreign expert opinion obtained by the PlanCos, if the U.S. Bankruptcy Court declines to issue the U.S. Chapter 15 recognition order, the Restructuring Plans may not be recognized or be enforceable against a Restructuring Plan creditor in the United States. In these circumstances, the Restructuring Plan creditors would not be prevented from trying to enforce their rights in the applicable courts, as they otherwise would be if the U.S. Chapter 15 recognition order were granted.
The PlanCos intend to obtain a foreign expert opinion that the Restructuring Plans will be recognized in Mexico. Notwithstanding the view expressed in the foreign expert opinion, the Restructuring Plans may not be recognized or be enforceable against a Restructuring Plan creditor in Mexico. In these circumstances, the Restructuring Plan creditors would not be prevented from trying to enforce their rights in the applicable courts.
Ongoing events of default subject to forbearance could result in the acceleration of substantially all of our indebtedness.
We are currently in default under the New 2029 Notes, Revolving Credit Agreement, the Term Loan A Credit Agreement, the Term Loan B Credit Agreement, the 2026 Notes, the 2029 Notes and certain intercompany debt. Such defaults are subject to forbearance under the RSA pursuant to which the lenders have agreed, subject to certain conditions, to refrain from exercising remedies with respect to specified defaults until termination of the RSA or the closing of the Restructuring Transaction. If the Restructuring Transaction is not consummated or the RSA is terminated, the applicable lenders or holders could accelerate the outstanding indebtedness under each of the foregoing debt instruments.
In addition, in March 2026, the Company entered into a forbearance agreement pursuant to which the lenders under the Letter of Credit Facility agreed not to exercise any remedies, subject to certain conditions, and to refrain from exercising remedies with respect to certain defaults until September 15, 2026. If the forbearance agreement is terminated, the lenders thereunder could accelerate the outstanding indebtedness. There can be no assurance that the lenders will agree to extend the forbearance period, waive existing or future defaults, or otherwise continue to refrain from exercising remedies. If the forbearance arrangement is terminated or not extended or if the Restructuring Transaction is not completed, the lenders could accelerate the outstanding indebtedness under the Letter of Credit Facility.
If our indebtedness under any of the foregoing facilities or agreements were accelerated, we would not have sufficient liquidity to repay such amounts, and we may be forced to seek additional waivers, amendments, or alternative restructuring transactions, including potentially commencing formal insolvency proceedings. Any of these outcomes could materially and adversely affect our business, financial condition, and results of operations
The separation of the Company into two independent entities as part of the Restructuring Transaction may result in operational, financial, tax and other risks, and there can be no assurance that the anticipated benefits of the separation will be realized.
If consummated, the Restructuring Transaction will result in a substantial reduction of the Company’s indebtedness, as well as the divestiture in full of BrazilCo, which holds the Company’s Brazil business. The loss of the Brazil business will materially reduce the Company’s asset base, revenue streams, and geographic diversification. As disclosed, the Brazil business includes major facilities such as the Barcarena Facility, the Barcarena Power Plant, and the PortoCem Power Plant, all of which are either operational or in advanced stages of development and are expected to generate substantial revenues under long-term contracts. Upon completion of the Restructuring Transaction, the Company will no longer own or consolidate the results of these businesses, which will have a material effect on our consolidated results of operations and financial condition. The planned separation, including the transfer of equity interests in certain subsidiaries to creditors or third parties, introduces significant operational, financial, and legal uncertainties. The divestiture of a core business may disrupt ongoing operations, result in the loss of key personnel, customers, or suppliers associated with the Brazil business, and require substantial management attention and resources to manage the transition. The Company may also face challenges in reallocating resources, restructuring remaining operations, and maintaining relationships with stakeholders who may perceive the Company as less diversified or less stable following the loss of a major business segment. There is no assurance that the separation will achieve its intended benefits, and the Company may face challenges in executing the separation efficiently or in a manner that preserves value for stakeholders. In addition, the Company may be exposed to additional risks related to the allocation of liabilities, potential disputes with creditors or counterparties, and the need to comply with regulatory and contractual obligations arising from the separation.
We have incurred, and may in the future incur, a significant amount of debt. The agreements governing our significant indebtedness place restrictions on us and our subsidiaries, reducing operational and financing flexibility and creating default risks.

On an ongoing basis, we engage with lenders and other financial institutions in an effort to improve our liquidity and capital resources. As of December 31, 2025, we had approximately $8.3 billion aggregate principal amount of indebtedness outstanding on a consolidated basis (which does not include any unconsolidated debt). The terms and conditions of our indebtedness, including the 2026 Legacy Notes Indenture, the 2029 Legacy Notes Indenture, certain intercompany credit agreements and existing credit agreements include restrictive covenants that may limit our ability to operate our business, to incur or refinance our debt, pay dividends or make distributions or make certain other restricted payments, create liens on our or our subsidiaries’ assets, sell or otherwise dispose of assets, engage in certain transactions, and require us to maintain certain financial ratios, among others, any of which may limit our ability to finance future operations and capital needs, react to changes in our business and in the economy generally, and to pursue business opportunities and activities.
Amendments and forbearances in connection with our Revolving Credit Agreement, Letter of Credit Facility, Term Loan B Credit Agreement, Term Loan A Credit Agreement, the 2029 New Notes Indenture and the Intercompany Credit Agreements have terms and conditions that impose additional restrictive covenants that further limit our ability to operate our business, to incur or refinance our debt, pay dividends or make distributions or make certain other restricted payments, create liens on our or our subsidiaries’ assets, sell or otherwise dispose of assets or engage in certain transactions.
The Company did not make certain interest and principal payments that were due during the fiscal quarters ended December 31, 2025 and March 31, 2026 under the 2029 New Notes, Term Loan A Credit Agreement, Term Loan B Credit Agreement, the Revolving Credit Agreement and the EB-5 Loan Agreement, resulting in events of default under these debt agreements. Additionally, the Company did not make interest and principal payments due in the fiscal quarter ended March 31, 2026 on the 2026 Legacy Notes and the 2029 Legacy Notes, which will result in events of default under each series of notes if not cured within 30 days. The defaults under the 2029 New Notes, Term Loan A Credit Agreement, Term Loan B Credit Agreement and the Revolving Credit Agreement are subject to forbearance under the RSA pursuant to which the lenders have agreed, subject to certain conditions, to refrain from exercising remedies with respect to specified defaults until termination of the RSA or the closing of the Restructuring Transaction. If the Restructuring Transaction is not consummated or the RSA is terminated, the lenders and noteholders have the right to accelerate the outstanding principal balance and all other amounts owing under the 2029 New Notes, the Term Loan A Credit Agreement, Term Loan B Credit Agreement, the Revolving Credit Agreement and other loan documents. If the lenders and noteholders exercise such right, substantially all of the Company’s other outstanding debt would become payable on demand. In addition, the administrative agent under the Revolving Credit Agreement has the ability to exercise remedies on the collateral.
On March 17, 2026, we entered into a RSA with certain of our key creditors, which contemplates a comprehensive restructuring of our principal funded debt obligations. There can be no assurance that the Restructuring Transaction will be completed on the terms described, on the anticipated timeline, or at all. See “—Our ability to continue as a going concern is dependent upon our ability to complete the Restructuring Transaction and delay capital expenditures” and “—We are subject to risks and uncertainties associated with the Restructuring Transaction, the Restructuring Plans and the RSA.” The failure to consummate the Restructuring Transaction as contemplated by the RSA, or the occurrence of additional events of default or cross-acceleration, would result in the Company being required or compelled to pursue alternative in-court restructuring initiatives to preserve value, which would have a material and adverse impact on stockholders and likely result in no recovery to stockholders.
Additionally, our Existing Credit Agreements and the intercompany loan agreements securing, directly or indirectly, the 2029 New Notes require proceeds of certain asset sales be used to pay down existing indebtedness, which may further limit our ability to operate our business and finance future operations and capital needs.
Our ability to service our existing and any future debt will depend on our performance and operations, which is subject to factors that are beyond our control and compliance with covenants in the agreements governing such debt. We may be unable to maintain a level of cash flows from operating activities sufficient to permit us to fund our day-to-day operations or to pay the principal, premium, if any, and interest on our indebtedness. If our cash flows and capital resources are insufficient to fund our debt service obligations and other cash requirements, we could face substantial liquidity problems and could be forced to reduce or delay investments and capital expenditures or to sell assets or operations, seek additional capital or restructure or refinance our operations or indebtedness. If we cannot make scheduled payments on our debt, we will be in default and, as a result, lenders under and holders of any of our existing and future indebtedness could declare all outstanding principal and interest to be due and payable, the lenders under our debt instruments could terminate their commitments to loan money, our secured lenders could foreclose against the assets securing such borrowings and we could be forced into bankruptcy or liquidation. We may also incur additional debt to fund our business and strategic initiatives. If we incur additional debt and other obligations, the risks associated with our substantial leverage and the ability to service such debt would increase, which could have a material adverse effect on our business, results of operation and financial condition.

Despite our substantial level of indebtedness, we and our subsidiaries will be permitted to incur additional indebtedness in the future. This could further exacerbate the risks associated with our substantial indebtedness.
In addition, as our existing indebtedness matures, we may need to refinance that indebtedness with new indebtedness that may have a higher interest rate, which will increase our fixed costs. In accordance with the Restructuring Transaction, the Company will incur up to an aggregate amount of (i) $475 million of new term loans and $35 million (after giving effect to any original issue discount) of new term loans as a capital raise, each under the New CoreCo Credit Agreement and (ii) $400 million of new term loans under the FLNG 2 Credit Facility.
Although the instruments governing our indebtedness contain restrictions on the incurrence of additional indebtedness, these restrictions are subject to a number of qualifications and exceptions and the indebtedness incurred in compliance with these restrictions could be substantial. If we incur additional debt and other obligations, the risks associated with our substantial leverage and the ability to service such debt would increase, which could have a material adverse effect on our business, results of operation and financial condition. For example, the 2029 New Notes issued pursuant to the 2029 New Notes Indenture, issued in part to refinance our 6.750% Senior Secured Notes due 2025 (the “2025 Notes”), 2026 Legacy Notes and 2029 Legacy Notes, and in part to provide additional liquidity to the business, bear interest at a rate of 12.000% per annum, representing a significant increase in our annual interest expense, while also increasing our total aggregate principal amount of indebtedness outstanding.
The market price of our Common Stock may decline in the future as a result of the Restructuring Transaction, including owing to the substantial dilution thereof in the Proposed CoreCo Equity Issuances.
As part of the Restructuring Transaction contemplated by the RSA, certain creditors a substantial number of shares of Common Stock and of newly issued CoreCo Convertible Preferred Stock. On the Restructuring Effective Date, the Company will issue to certain existing lenders and noteholders shares of Common Stock representing 65% of the outstanding Common Stock as of the Restructuring Effective Date (giving effect to such issuance, but before giving effect to the NFE MIP or any conversion of the CoreCo Convertible Preferred Stock). If Proposal 5 is approved, the Company will also reserve for issuance under the NFE MIP a number of shares equal to 10% of the Common Stock outstanding as of the Restructuring Effective Date (giving effect to the issuance of the Common Stock on the Restructuring Effective Date and pursuant to the NFE MIP, but before giving effect to any conversion of the CoreCo Convertible Preferred Stock). Additionally, on the Restructuring Effective Date, the Company will (i) issue to certain creditors CoreCo Convertible Preferred Stock and (ii) reserve for issuance under the NFE MIP shares of CoreCo Convertible Preferred Stock, which together mandatorily converts after three years into a number of shares of Common Stock representing 87% of the Common Stock outstanding as of the Restructuring Effective Date (giving effect to the issuance and reservation of shares of Common Stock described above and the conversion in full of the CoreCo Convertible Preferred Stock.
Holders of CoreCo Convertible Preferred Stock will vote on an as-converted basis with the Common Stock during the first three years. These Proposed CoreCo Equity Issuances represent a dilution to holders of Common Stock of approximately 96%. See "Background of the Restructuring Transactions—Dilutive Effects of the Restructuring Transaction."
The holders of these newly issued shares may (subject to any contractual limitations, if applicable) seek to sell their shares. Other stockholders may also seek to sell shares held by them following, or in anticipation of, the completion of the Restructuring Transaction. Sales of substantial amounts of Common Stock in the public market, or the perception that these sales could occur, coupled with the increase in the outstanding number of shares of Common Stock relative to shares outstanding as of the date of this Proxy Statement, could cause the market price of our Common Stock to decline.
Acquisitions by third parties of the Company’s stock, including pursuant to the Proposed CoreCo Equity Issuances, may limit the Company’s ability to use some or all of its net operating loss carryforwards, capital loss carryforwards and disallowed business interest expense carryforwards in the future.
As of December 31, 2025, the Company had net operating loss carryforwards for U.S. federal income tax purposes of approximately $328 million. The Company also had disallowed business interest expense carryforwards of approximately $729 million. The Company did not have capital loss carryforwards but may recognize substantial capital losses in connection with the Restructuring.
Under Section 382 and Section 383 of the Code, a corporation that undergoes an “ownership change” may be subject to limitations on its ability to utilize its pre-change net operating loss carryforwards, capital loss carryforwards, disallowed business interest expense carryforwards and certain other tax attributes to offset future taxable income. In general, an ownership change occurs if the aggregate stock ownership of certain stockholders (generally 5% stockholders, applying certain look-through and aggregation rules) increases by more than 50% over such stockholders’ lowest percentage ownership during the testing period (generally three years). It is expected that the Proposed CoreCo Equity Issuances will cause an ownership change, and it is possible that other acquisitions of the Company’s stock will cause an ownership change or increase the likelihood that the Company may undergo an ownership change for purposes of Section 382 and Section 383 of the Code in the future. In addition, the issuance of equity of the Company in exchange for the Company’s indebtedness pursuant to the Transactions, together with certain other Transactions, is expected to result in the realization by the Company of cancellation of indebtedness income, which, to the extent excluded from income for U.S. federal income tax purposes, could also or further limit the Company’s ability to utilize certain of its tax attributes. Limitations imposed on the Company’s ability to utilize net operating loss carryforwards, capital loss carryforwards, disallowed business interest expense carryforwards and other tax attributes could cause U.S. federal income taxes to be paid earlier than such taxes would be paid if such limitations were not in effect and could cause certain of such net operating loss carryforwards or capital loss carryforwards to expire unused, in each case reducing or eliminating the benefit of such net operating loss carryforwards, capital loss carryforwards, disallowed business interest expense carryforwards and other tax attributes, as applicable.
Risks Related to Our Common Stock
The market price and trading volume of our Common Stock has in the past and may continue to be volatile, which has subjected and may in the future subject us to securities class action litigation and could result in rapid and substantial losses for our stockholders.
The market price of our Common Stock has in the past and may continue to be highly volatile and could be subject to wide fluctuations. In addition, the trading volume in our Common Stock may fluctuate and cause significant price variations to occur. If the market price of our Common Stock declines significantly, you may be unable to resell your shares at or above your purchase price, if at all. The market price of our Common Stock may fluctuate or decline significantly in the future. Some of the factors that could negatively affect our share price or result in fluctuations in the price or trading volume of our Common Stock include:

•a shift in our investor base;
•our quarterly or annual earnings, or those of other comparable companies; actual or anticipated fluctuations in our operating results;
•changes in accounting standards, policies, guidance, interpretations or principles; announcements by us or our competitors of significant investments, acquisitions or dispositions;
•the failure of securities analysts to cover our Common Stock;
•changes in earnings estimates by securities analysts or our ability to meet those estimates;
•the operating and share price performance of other comparable companies;
•overall market fluctuations;
•general economic conditions; and
•developments in the markets and market sectors in which we participate.
Stock markets in the United States have experienced extreme price and volume fluctuations. Market fluctuations, as well as general political and economic conditions such as acts of terrorism, prolonged economic uncertainty, changing trade policies and tariffs, and the related uncertainty thereof, including the imposition of and enforceability of new or additional tariffs, trade wars, barriers or restrictions, or threats of such actions, the potential for worsening economic conditions, economic downturn, a recession or interest rate or currency rate fluctuations, could adversely affect the market price of our Common Stock.
In addition, the completion of the Restructuring Transaction will result in significant dilution to existing holders of our Common Stock. Upon consummation of the Restructuring Transaction, all shares of our Common Stock outstanding immediately prior to the Restructuring Transaction will represent only 35% of the outstanding Common Stock of the Company, with the remaining 65% being held by creditors and other stakeholders following the restructuring. Furthermore, the mandatory conversion of the CoreCo Convertible Preferred Stock into Common Stock on the third anniversary of the Restructuring Effective Date into a number of shares of Common Stock representing 87% of the fully diluted Common Stock outstanding as of the closing of the Restructuring Transaction (after giving effect to the shares of the Company’s Common Stock to be issued on the Restructuring Effective Date and shares authorized under the Incentive Plan), will result in the issuance of additional shares, further diluting the ownership interests of existing stockholders. The potential for future issuances of Common Stock upon conversion of preferred equity or in connection with incentive plans may also increase the number of shares outstanding and place downward pressure on the market price of our Common Stock.
In the past, securities class action litigation has often been brought against companies following periods of volatility in the market price of their securities. We are currently subject to a putative securities class action complaint relating to a drop in our share price and could become involved in additional litigation of this type in the future if our share price is volatile for any reason. This type of litigation could result in reputational damage, substantial costs and a diversion of management’s attention and resources needed to successfully run our business.

Prior to the consummation of the Restructuring Transaction, a small number of our original investors have the ability to direct the voting of a significant amount of our Common Stock, and their interests may conflict with those of our other stockholders.
As of December 31, 2025, affiliates of certain entities controlled by Wesley R. Edens, Randal A. Nardone and affiliates of Fortress Investment Group LLC (“Founder Entities”) owned an aggregate of approximately 92,530,509 shares of Common Stock, representing approximately 32.8% of our voting power, and affiliates of Energy Transition Holdings LLC, party to the Shareholders’ Agreement, own an aggregate of approximately 25,559,846 shares of our Common Stock, representing approximately 9.0% of the voting power of our Common Stock. The beneficial ownership of almost 50% of our voting stock means affiliates of the Founder Entities and Energy Transition Holdings LLC are able to have significant influence over matters requiring stockholder approval, including the election of directors, changes to our organizational documents and significant corporate transactions. This concentration of ownership makes it unlikely that any other holder or group of holders of our Common Stock will be able to affect the way we are managed or the direction of our business. The interests of these parties with respect to matters potentially or actually involving or affecting us, such as future acquisitions, financings and other corporate opportunities and attempts to acquire us, may conflict with the interests of our other stockholders, including holders of the Common Stock.
Given this concentrated ownership, the affiliates of the Founder Entities and Energy Transition Holdings LLC would have significant influence over any potential acquisition of us. The existence of a significant stockholder may have the effect of deterring hostile takeovers, delaying or preventing changes in control or changes in management, or limiting the ability of our other stockholders to approve transactions that they may deem to be in the best interests of our company. Moreover, the concentration of stock ownership with affiliates of the Founder Entities and Energy Transition Holdings LLC may adversely affect the trading price of our securities, including our Common Stock, to the extent investors perceive a disadvantage in owning securities of a company with a significant stockholder.
Furthermore, New Fortress Energy Holdings has assigned, pursuant to the terms of the Shareholders’ Agreement, to the Founder Entities, New Fortress Energy Holdings’ right to designate a certain number of individuals to be nominated for election to our Board of Directors so long as its assignees collectively beneficially own at least 5% of the outstanding Common Stock. The Shareholders’ Agreement provides that the parties to the Shareholders’ Agreement (including certain former members of New Fortress Energy Holdings) shall vote their stock in favor of such nominees. In addition, our Certificate of Incorporation provides the Founder Entities the right to approve certain material transactions so long as the Founder Entities and their affiliates collectively, directly or indirectly, own at least 30% of the outstanding Common Stock.
Future sales and issuances of our Common Stock, securities convertible or exchangeable into our Common Stock or rights to purchase our Common Stock could result in additional dilution of the percentage ownership of our stockholders and may cause our share price to fall.
To raise capital, we may sell substantial amounts of Common Stock or securities convertible into or exchangeable for Common Stock. These future issuances of Common Stock or Common Stock-related securities to purchase Common Stock, together with the exercise of outstanding restricted stock units and any additional shares issued in connection with other transactions, if any, may result in material dilution to our investors. Such sales may also result in material dilution to our existing stockholders, and new investors could gain rights, preferences and privileges senior to those of holders of our Common Stock. In particular, the completion of the Restructuring Transaction, and the consummation of the Proposed CoreCo Equity Issuances contemplated thereby, will result in dilution to existing holders of Common Stock of up to 96%. These holders may seek to sell their shares. Other stockholders may also seek to sell shares held by them following, or in anticipation of, the completion of the Restructuring Transaction. Sales of substantial amounts of Common Stock in the public market, or the perception that these sales could occur, coupled with the increase in the outstanding number of shares of Common Stock, could cause the market price of our Common Stock to decline.
Our Certificate of Incorporation and By-Laws, as well as Delaware law, contain provisions that could discourage acquisition bids or merger proposals, which may adversely affect the market price of our Common Stock and could deprive our investors of the opportunity to receive a premium for their Common Stock.
Our Certificate of Incorporation and By-Laws authorize our Board of Directors to issue preferred stock (including the Series B Convertible Preferred Stock) without stockholder approval in one or more series, designate the number of stock constituting any series, and fix the rights, preferences, privileges and restrictions thereof, including dividend rights, voting rights, rights and terms of redemption, redemption price or prices and liquidation preferences of such series. If our Board of Directors elects to issue preferred stock, it could be more difficult for a third party to acquire us. In addition, some provisions of our Certificate of Incorporation and By-Laws could make it more difficult for a third party to acquire control of us, even if the change of control would be beneficial to our security holders. These provisions include:

•dividing our Board of Directors into three classes of directors, with each class serving staggered three-year terms;
•providing that any vacancies may, except as otherwise required by law, or, if applicable, the rights of holders of a series of preferred stock, only be filled by the affirmative vote of a majority of directors then in office, even if less than a quorum (provided that vacancies that results from newly created directors requires a quorum);
•permitting special meetings of our stockholders to be called only by (i) the chairman of our Board of Directors, (ii) a majority of our Board of Directors, or (iii) a committee of our Board of Directors that has been duly designated by the Board of Directors and whose powers include the authority to call such meetings;
•prohibiting cumulative voting in the election of directors; and
•establishing advance notice provisions for stockholder proposals and nominations for elections to the Board of Directors to be acted upon at meetings of the stockholders; and providing that the Board of Directors is expressly authorized to adopt, or to alter or repeal certain provisions of our organizational documents to the extent permitted by law.
Additionally, our Certificate of Incorporation provides that we have opted out of Section 203 of the Delaware General Corporation Law. However, our Certificate of Incorporation includes a similar provision, which, subject to certain exceptions, prohibits us from engaging in a business combination with an “interested stockholder,” unless the business combination is approved in a prescribed manner. Subject to certain exceptions, an “interested stockholder” means any person who, together with that person’s affiliates and associates, owns 15% or more of our outstanding voting stock or an affiliate or associate of ours who owned 15% or more of our outstanding voting stock at any time within the previous three years, but shall not include any person who acquired such stock from the Founder Entities or Energy Transition Holdings LLC (except in the context of a public offering) or any person whose ownership of stock in excess of 15% of our outstanding voting stock is the result of any action taken solely by us. Our Certificate of Incorporation provides that the Founder Entities and Energy Transition Holdings LLC and any of their respective direct or indirect transferees, and any group as to which such persons are a party, do not constitute “interested stockholders” for purposes of this provision.
Our By-Laws designate the Court of Chancery of the State of Delaware as the sole and exclusive forum for certain types of actions and proceedings that may be initiated by our stockholders, which could limit our stockholders’ ability to obtain a favorable judicial forum for disputes with us or our directors, officers, employees or agents.
Our By-Laws provide that, unless we consent in writing to the selection of an alternative forum, the Court of Chancery of the State of Delaware is, to the fullest extent permitted by applicable law, the sole and exclusive forum for (i) any derivative action or proceeding brought on our behalf, (ii) any action asserting a claim of breach of a fiduciary duty owed by any of our directors, officers, employees or agents to us or our stockholders, (iii) any action asserting a claim against us or any of our directors, officers or employees arising pursuant to any provision of our organizational documents or the Delaware General Corporation Law, or (iv) any action asserting a claim against us or any of our directors, officers or employees that is governed by the internal affairs doctrine, in each such case subject to such Court of Chancery having personal jurisdiction over the indispensable parties named as defendants therein. Any person or entity purchasing or otherwise acquiring any interest in our stock will be deemed to have notice of, and consented to, the provisions described in the preceding sentence. This choice of forum provision may limit a stockholder’s ability to bring a claim in a judicial forum that it considers more likely to be favorable for disputes with us or our directors, officers, employees or agents, which may discourage such lawsuits against us and such persons. Alternatively, if a court were to find these provisions of our organizational documents inapplicable to, or unenforceable in respect of, one or more of the specified types of actions or proceedings, we may incur additional costs associated with resolving such matters in other jurisdictions, which could adversely affect our business, financial condition, results of operations or prospects.
The declaration and payment of dividends to holders of our Common Stock is at the discretion of our Board of Directors and we do not expect to pay dividends for the foreseeable future.
We do not expect to pay dividends for the foreseeable future. Any future declaration and payment of dividends to holders of our Common Stock will be at the discretion of our Board of Directors in accordance with applicable law and significant restrictions imposed by our debt agreements, and after taking into account various factors, including actual results of operations, liquidity and financial condition, net cash provided by operating activities, restrictions imposed by applicable law, restrictions imposed by our debt agreements, our taxable income, our operating expenses and other factors our Board of Directors deem relevant. Because we are a holding company and have no direct operations, we will only be able to pay dividends in the future from our available cash on hand and any funds we receive from our subsidiaries and our ability to receive distributions from our subsidiaries may be limited by the financing agreements to which they are subject.
The incurrence or issuance of debt which ranks senior to our Common Stock upon our liquidation and future issuances of equity or equity-related securities, which would dilute the holdings of our existing stockholders and may be senior to our Common Stock for the purposes of making distributions, periodically or upon liquidation, may negatively affect the market price of our Common Stock.

We have incurred and may in the future incur or issue debt or issue equity or equity-related securities to finance our operations, acquisitions or investments. Any future incurrence or issuance of debt would increase our interest cost and could adversely affect our results of operations and cash flows. We are not required to offer any additional equity securities to existing stockholders on a preemptive basis. Therefore, additional issuances of Common Stock, whether directly, through convertible securities, or exchangeable securities (including limited partnership interests in our operating partnership), warrants or options, will dilute the holdings of our existing stockholders and such issuances, or the perception of such issuances, may reduce the market price of our Common Stock. Any preferred stock issued by us would likely have a preference on distribution payments, periodically or upon liquidation, which could eliminate or otherwise limit our ability to make distributions to stockholders. Because our decision to incur or issue additional debt or equity or equity-related securities in the future will depend on market conditions and other factors beyond our control, we cannot predict or estimate the amount, timing, nature or success of our future capital raising efforts. Thus, stockholders bear the risk that our future incurrence or issuance of debt or issuance of equity or equity-related securities will adversely affect the market price of our Common Stock.
Sales or issuances of our Common Stock could adversely affect the market price of our Common Stock.
Sales of substantial amounts of our Common Stock in the public market, or the perception that such sales might occur, including in connection with the Proposed CoreCo Equity Issuances in the Restructuring Transaction, could adversely affect the market price of our Common Stock. The issuance of our Common Stock in connection with property, portfolio or business acquisitions or the exercise of outstanding options or otherwise could also have an adverse effect on the market price of our Common Stock.
An active, liquid and orderly trading market for our Common Stock may not be maintained and the price of our Common Stock may fluctuate significantly.
An active, liquid and orderly trading market for our Common Stock may not be maintained. Active, liquid and orderly trading markets usually result in less price volatility and more efficiency in carrying out investors’ purchase and sale orders. The market price of our Common Stock could vary significantly as a result of a number of factors, some of which are beyond our control. In the event of a drop in the market price of our Common Stock, you could lose a substantial part or all of your investment in our Common Stock.
We may be unable to maintain the listing of our Common Stock on the Nasdaq stock market or another national securities exchange.
Although our Common Stock is listed on Nasdaq, we must meet certain financial and liquidity criteria to maintain such listing. As previously disclosed, on May 1, 2026, we received written notice (the “Notice”) from the Listing Qualifications Department of Nasdaq notifying us that, based on the closing bid price of our Common Stock for the last 30 consecutive trading days, we no longer comply with the requirement to maintain a minimum bid price of $1.00 per share for a period of 30 consecutive trading days for continued listing on Nasdaq, as set forth in Nasdaq Listing Rule 5450(a)(1) and Nasdaq Listing Rule 5810(c)(3)(A) (the "Minimum Bid Price Requirement"). The Notice has no immediate effect on the continued listing status of our Common Stock on Nasdaq.
Pursuant to the Nasdaq Listing Rules, we have been provided an initial compliance period of 180 calendar days to regain compliance with the Minimum Bid Price Requirement. To regain compliance, the closing bid price of our Common Stock must be at least $1.00 per share for a minimum of 10 consecutive trading days prior to October 28, 2026, and we must otherwise satisfy Nasdaq’s requirements for continued listing. If we do not regain compliance within the compliance period(s), including any extensions that may be granted by Nasdaq, the Common Stock will be subject to delisting. Our Common Stock may also be suspended or delisted if we violate Nasdaq’s listing requirements, or if we fail to meet other Nasdaq’s listing standards, or if our Board of Directors determines that the cost of maintaining our listing on a national securities exchange outweighs the benefits of such listing.
Although we are taking definitive steps to regain compliance with the applicable rules, including seeking stockholder approval for the implementation of the Reverse Split (see "Proposal No. 3 Charter Amendment Proposal—Reason for Request for Stockholder Approval—Reverse Split"), there can be no assurance that we will be successful in our effort to regain compliance with the Nasdaq listing rules. A delisting of our Common Stock from Nasdaq may materially impair our stockholders’ ability to buy and sell our Common Stock and could have an adverse effect on the market price of, and the efficiency of the trading market for, our Common Stock. The delisting of our Common Stock could significantly impair our ability to raise capital and the value of your investment.
In connection with the Restructuring Transaction, we will be issuing a significant number of new securities, including CoreCo Convertible Preferred Stock and additional shares of Common Stock, and will be effecting a corporate separation and other material changes to our capital structure. The consummation of the Restructuring Transaction is conditioned upon, among other things, stockholder approval of amendments to our Certificate of Incorporation to increase the number of authorized shares of Common Stock and to authorize a Reverse Split, as well as approval for the potential issuance of Common Stock exceeding 20% of the current outstanding shares to comply with Nasdaq rules. If we are unable to obtain the necessary stockholder approvals or fail to comply with Nasdaq’s continued listing requirements as a result of the Restructuring Transaction, including requirements related to minimum market capitalization, public float, or other corporate governance standards, our Common Stock could be subject to delisting.
Furthermore, the significant dilution of existing holders of our Common Stock and the potential for further dilution upon conversion of preferred equity or in connection with future incentive plans may adversely affect the market price and trading volume of our Common Stock, increasing the risk that we may not satisfy Nasdaq’s listing standards. If our Common Stock is delisted as a result of the Restructuring Transaction or any related factors, it could materially and adversely affect the liquidity, market price, and value of your investment, and could significantly impair our ability to access the capital markets.
We cannot assure you that the proposed Reverse Split will increase the price of the Common Stock and have the desired effect of maintaining compliance with Nasdaq’s Bid Price Rule or other continued listing standards of Nasdaq.
If the Reverse Split is implemented, the Board of Directors expects that it will increase the market price of the Common Stock so that we are able to maintain compliance with the Nasdaq’s Bid Price Rule. However, the effect of the Reverse Split upon the market price of the Common Stock cannot be predicted with any certainty. It is possible that (i) the per share price of the Common Stock after the Reverse Split will not rise in proportion to the reduction in the number of shares of the Common Stock outstanding resulting from the Reverse Split, (ii) the market price per post-Reverse Split share may not exceed or remain in excess of the $1.00 minimum bid price for a sustained period of time, or (iii) the Reverse Split may not result in a per share price that would attract brokers and investors who do not trade in lower priced stocks. Even if the Reverse Split is implemented, the market price of the Common Stock may decrease due to factors unrelated to the Reverse Split. In any case, the market price of the Common Stock will be based on other factors which may be unrelated to the number of shares outstanding, including our future performance. If the Reverse Split is consummated and the trading price of the Common Stock declines, the percentage decline as an absolute number and as a percentage of our overall market capitalization may be greater than would occur in the absence of the Reverse Split. Even if the market price per post-Reverse Split share of the Common Stock remains in excess of $1.00 per share, we may be delisted due to a failure to meet other continued listing requirements, including Nasdaq requirements related to the minimum stockholders’ equity, minimum number of shares that must be in the public float and the minimum market value of the public float.
The proposed Reverse Split may decrease the liquidity of the Common Stock.
The liquidity of the Common Stock may be harmed by the proposed Reverse Split given the reduced number of shares of Common Stock that would be outstanding after the Reverse Split, particularly if the stock price does not increase as a result of the Reverse Split.
The Reverse Split could make it harder to comply with certain Nasdaq listing requirements.
Following the effectiveness of any Reverse Split approved by the stockholders, current stockholders will hold fewer shares of the Common Stock, with such number of shares dependent on the specific ratio for the Reverse Split. For example, a “round-lot” stockholder owning an aggregate of 500 shares of the Common Stock prior to the Reverse Split would hold 10 shares of the Common Stock following the Reverse Split. This could ultimately lead to fewer round lot holders and jeopardize the Company’s ability to comply with Nasdaq’s listing requirements regarding round lot holders.
Because the number of authorized shares of our Common Stock will not be reduced proportionately, the Reverse Split will increase the Board of Directors’ ability to issue authorized and unissued shares without further stockholder action and could make a takeover proposal more difficult.
Because the number of authorized shares of our Common Stock will not be reduced proportionately, the Reverse Split will increase the Board of Directors’ ability to issue authorized and unissued shares without further stockholder action. Without taking into account the impact of the proposed Reverse Split, we already have a substantial number of authorized but unissued shares of stock, the issuance of which would be dilutive to our existing stockholders and may cause a decline in the trading price of the Common Stock. With respect to authorized but unissued and unreserved shares, we could also use such shares to oppose a hostile takeover attempt or delay or prevent changes in control or changes in or removal of management. Other than the foregoing and as part of the Restructuring Transactions, there are no existing plans, arrangements or understandings relating to the issuance of any of the authorized, but unissued and unreserved shares, whether available as a result of the proposed Reverse Split or otherwise.
Our Common Stock will rank junior to the preferred equity interests issued as part of the Proposed Equity Issuances.

Our Common Stock will rank junior to the CoreCo Convertible Preferred Stock with respect to the payment of dividends, and to the CoreCo Convertible Preferred Stock and the FLNG 2 Preferred Interests with respect to amounts payable in the event of liquidation, winding-up or dissolution of CoreCo and FLNG 2, respectively. This means that, unless accumulated dividends have been paid or set aside for payment on all our outstanding CoreCo Convertible Preferred Stock through the most recently completed dividend period, no dividends may be declared or paid on our Common Stock subject to limited exceptions. Likewise, in the event of the voluntary or involuntary liquidation, winding-up or dissolution of CoreCo or FLNG 2, no distribution of assets may be made to holders of our Common Stock until we have paid to holders of the CoreCo Convertible Preferred Stock and the FLNG 2 Preferred Interests, as applicable, a liquidation preference equal to $1,000 per share, plus accumulated and unpaid dividends, as applicable.
Risks Relating to Ownership of the CoreCo Convertible Preferred Stock
Holders will bear the risk of a decline in the market price of our Common Stock between the issue date of the CoreCo Convertible Preferred Stock and the Mandatory Conversion Date.
The number of shares of our Common Stock that a holder will receive upon mandatory conversion of the CoreCo Convertible Preferred Stock is fixed (subject to customary anti-dilution adjustments). If the share price of our Common Stock is less than the quotient of $1,000 divided by the Conversion Rate on the Mandatory Conversion Date, holders of CoreCo Convertible Preferred Stock will effectively be paying more for shares of Common Stock than the market price on the Mandatory Conversion Date and receive fewer shares of our Common Stock than if the Conversion Rate depended on the market price of our Common Stock on the Mandatory Conversion Date. Accordingly, a holder will bear the risk of a decline in the market price of our Common Stock. Any such decline could be substantial.
Sales or issuances of our Common Stock in the public market, or the perception that these sales or issuances may occur, or the conversion or redemption of the CoreCo Convertible Preferred Stock, could affect the market price of the CoreCo Convertible Preferred Stock.
Sales or issuances of substantial amounts of our Common Stock or other securities convertible or exchangeable into shares of our Common Stock, including securities issued in connection with the Restructuring Transaction, in the public market or the conversion or redemption of the CoreCo Convertible Preferred Stock, could cause the market price of the CoreCo Convertible Preferred Stock or our Common Stock to decline. See "—Risks Related to our Common Stock—Future sales and issuances of our Common Stock, securities convertible or exchangeable into our Common Stock or rights to purchase our Common Stock could result in additional dilution of the percentage ownership of our stockholders and may cause our share price to fall.” and "—Risks Related to our Common Stock—Sales or issuances of our Common Stock could adversely affect the market price of our Common Stock”.
Regulatory actions may adversely affect the trading price and liquidity of the CoreCo Convertible Preferred Stock.
Owners of the CoreCo Convertible Preferred Stock who employ, or seek to employ, a convertible arbitrage strategy with respect to the CoreCo Convertible Preferred Stock may be adversely impacted by regulatory developments that may limit or restrict such a strategy. The SEC and other regulatory and self-regulatory authorities have implemented various rules and may adopt additional rules in the future that restrict and otherwise regulate short selling and over-the-counter swaps and security-based swaps, which restrictions and regulations may adversely affect the ability of investors in, or potential purchasers of, the CoreCo Convertible Preferred Stock to conduct a convertible arbitrage strategy with respect to the CoreCo Convertible Preferred Stock. This could, in turn, adversely affect the trading price and liquidity of the CoreCo Convertible Preferred Stock.
The Liquidation Preference may not adequately compensate a holder for the loss as a result of early conversion upon a Liquidation Event.
If a Liquidation Event occurs prior to the Mandatory Conversion Date (subject to the rights of certain creditors of CoreCo), holders of CoreCo Convertible Preferred Stock will be entitled to receive payment of the Liquidation Preference, plus accrued and unpaid dividends not otherwise included in the Liquidation Preference. The Liquidation Preference will be determined as described in “Background of the Restructuring Transaction Proposals—Summary of the CoreCo Convertible Preferred Stock—Liquidation Preference.” Payment of the Liquidation Preference may not fully compensate holders for any loss suffered in connection with a Liquidation Event. In addition, the agreements governing any of our and existing or future indebtedness may limit our ability to pay cash to holders upon a Liquidation Event unless we can repay or refinance the amounts outstanding under such agreements.
The Conversion Rate of the CoreCo Convertible Preferred Stock is fixed and may not be adjusted for all dilutive events that may adversely affect the market price of the CoreCo Convertible Preferred Stock or the Common Stock issuable upon conversion of the CoreCo Convertible Preferred Stock.

The Conversion Rate of the CoreCo Convertible Preferred Stock is subject to adjustment only for the issuance of certain stock dividends on our Common Stock, subdivisions or combinations of our Common Stock or the issuance of certain equity interests as described under “Background of the Restructuring Transaction Proposals—Summary of the CoreCo Convertible Preferred Stock—Conversion Rate Adjustments.” Subject to certain requirements, the Company may also voluntarily increase the Conversion Rate if such increase is in the Company’s best interest or to avoids or diminishes any income tax imposed on holders of our Common Stock or rights to purchase Common Stock as a result of any dividend or distribution of shares of Common Stock or any similar event as described under “Background of the Restructuring Transaction Proposals—Summary of the CoreCo Convertible Preferred Stock—Conversion Rate Adjustments—Voluntary Conversion Rate Increases.” However, other events, such as employee and director grants that are settled in Common Stock and option grants or offerings of our Common Stock or securities convertible into shares of our Common Stock (other than those set forth in “Background of the Restructuring Transaction Proposals—Summary of the CoreCo Convertible Preferred Stock—Conversion Rate Adjustments”) for cash or in connection with acquisitions, or third-party tender or exchange offers, which may adversely affect the market price of our Common Stock, may not result in any adjustment. Further, if any of these other events adversely affects the market price of our Common Stock, it may also adversely affect the market price of the CoreCo Convertible Preferred Stock. In addition, the terms of the CoreCo Convertible Preferred Stock do not restrict our ability to offer Common Stock or securities convertible into Common Stock in the future or to engage in other transactions that could dilute our Common Stock. We have no obligation to consider the specific interests of the holders of the CoreCo Convertible Preferred Stock in engaging in any such offering or transaction.
Holders of the CoreCo Convertible Preferred Stock may be adversely affected upon the issuance of a new series of preferred stock ranking senior or equally with the CoreCo Convertible Preferred Stock.
Our Certificate of Incorporation authorizes our Board, without the approval of our stockholders, to issue up to 200,000,000 shares of our preferred stock (including the CoreCo Convertible Preferred Stock), subject to limitations prescribed by applicable law, rules and regulations and the provisions of our Certificate of Incorporation, as shares of preferred stock in series, to establish from time to time the number of shares to be included in each such series and to fix the designation, powers, preferences and rights of the shares of each such series and the qualifications, limitations or restrictions thereof. With the consent of at least two-thirds in voting power of the outstanding shares of the CoreCo Convertible Preferred Stock, these additional series of preferred stock may be on parity with or senior to, the CoreCo Convertible Preferred Stock, which may reduce its value.
The CoreCo Convertible Preferred Stock will rank junior to all of our and our subsidiaries’ consolidated liabilities and shares of capital stock, and may rank junior to future classes or series of our capital stock.
In the event of a bankruptcy, liquidation, dissolution or winding-up, our assets will be available to pay obligations on the CoreCo Convertible Preferred Stock only after all of our consolidated liabilities have been paid. In addition, the CoreCo Convertible Preferred Stock will rank (i) structurally junior to all existing and future liabilities and shares of capital stock of our subsidiaries, including the FLNG 2 Preferred and FLNG 2 Term Loans and (ii) junior to each class or series of our capital stock established after the issue date the terms of which expressly provide that such class or series will rank senior to the CoreCo Convertible Preferred Stock with respect to dividends and distributions of assets upon liquidation, dissolution or winding up of the Company or certain other events. Holders rights to participate in the assets of our subsidiaries upon any bankruptcy, liquidation, dissolution or winding up of any subsidiary will rank junior to the prior claims of that subsidiary’s creditors. In the event of a bankruptcy, liquidation, dissolution or winding-up, there may not be sufficient assets remaining, after paying our and our subsidiaries’ liabilities, to pay amounts due on any or all of the CoreCo Convertible Preferred Stock then outstanding. As of December 31, 2025, we had approximately $8.4 billion aggregate principal amount of indebtedness outstanding on a consolidated basis (which does not include any unconsolidated debt).
We do not expect to pay cash dividends on the CoreCo Convertible Preferred Stock for the foreseeable future.
We do not expect to pay dividends for the foreseeable future. Any future declaration and payment of dividends to holders of the CoreCo Convertible Preferred Stock will be at the discretion of our Board of Directors in accordance with applicable law and significant restrictions imposed by our debt agreements, and after taking into account various factors, including actual results of operations, liquidity and financial condition, net cash provided by operating activities, restrictions imposed by applicable law, restrictions imposed by our debt agreements, our taxable income, our operating expenses and other factors our Board of Directors deem relevant. Because we are a holding company and have no direct operations, we will only be able to pay dividends in the future from our available cash on hand and any funds we receive from our subsidiaries and our ability to receive distributions from our subsidiaries may be limited by the financing agreements to which they are subject.
Holders may be subject to tax upon an adjustment to the Conversion Rate of the CoreCo Convertible Preferred Stock or upon a distribution paid in shares of our Common Stock even though holders do not receive a corresponding cash distribution.

The Conversion Rate of the CoreCo Convertible Preferred Stock is subject to anti-dilution adjustment in certain circumstances. If and to the extent that certain adjustments to the Conversion Rate increase the proportionate interest of a holder in our assets or earnings and profits, such holder may be treated as having received a deemed distribution includable in income as a dividend without a corresponding receipt of any cash or property. In addition, we may make distributions to holders of the CoreCo Convertible Preferred Stock that are paid in shares of our Common Stock, and any such distribution is expected to be taxable for U.S. federal income tax purposes in the same manner as a cash distribution of the same amount. In these circumstances and possibly others, a holder of CoreCo Convertible Preferred Stock may be subject to tax even though it has received no cash with which to pay that tax, thus giving rise to an out-of-pocket expense.
If you are a non-U.S. holder, any of these deemed dividends or distributions made in common stock generally will be subject to U.S. federal withholding tax (currently at a 30% rate, or such lower rate as may be specified by an applicable treaty), which may be withheld from cash, shares of our Common Stock, or sales proceeds otherwise payable to you by the applicable withholding agent.
An active trading market for the CoreCo Convertible Preferred Stock does not exist and may not develop.
The CoreCo Convertible Preferred Stock is a new issue of securities with no established trading market. The liquidity of the trading market in the CoreCo Convertible Preferred Stock, and the market price quoted for the CoreCo Convertible Preferred Stock, may be adversely affected by changes in the overall market for this type of security and by changes in our financial performance or prospects or in the prospects for companies in our industry generally. While we intend to apply to list the CoreCo Convertible Preferred Stock on Nasdaq, if an active trading market does not develop or is not maintained, the market price and liquidity of the CoreCo Convertible Preferred Stock may be adversely affected. In that case, holders may not be able to sell their CoreCo Convertible Preferred Stock at a particular time or they may not be able to sell their CoreCo Convertible Preferred Stock at a favorable price. In addition, as shares of the CoreCo Convertible Preferred Stock are converted or redeemed, the liquidity of the CoreCo Convertible Preferred Stock that remains outstanding may decrease.
The market price and trading volume of our Common Stock may be volatile, which will directly affect the market price for the CoreCo Convertible Preferred Stock.
The market price of our Common Stock may be highly volatile and could be subject to wide fluctuations. See “Risks Related to our Common Stock—The market price and trading volume of our Common Stock has in the past and may continue to be volatile, which could result in rapid and substantial losses for our stockholders.” We expect that, generally, the market price of our Common Stock will significantly affect the market price of the CoreCo Convertible Preferred Stock. This may result in greater volatility in the market price of the CoreCo Convertible Preferred Stock than would be expected for nonconvertible preferred stock. In addition, we expect that the market price of the CoreCo Convertible Preferred Stock will be influenced by yield and interest rates in the capital markets, the time remaining to the CoreCo Conversion Date, our creditworthiness and the occurrence of certain events affecting us that do not require an adjustment to the Conversion Rate. Fluctuations in yield rates in particular may give rise to arbitrage opportunities based upon changes in the relative values of the CoreCo Convertible Preferred Stock and our Common Stock. Any such arbitrage could, in turn, affect the market prices of our Common Stock and the CoreCo Convertible Preferred Stock. The market price of our Common Stock could also be affected by possible sales of our Common Stock by investors who view the CoreCo Convertible Preferred Stock as a more attractive means of equity participation in us and by hedging or arbitrage trading activity that we expect to develop involving our Common Stock. This trading activity could, in turn, affect the market price of the CoreCo Convertible Preferred Stock.
Risks Related to the FLNG 2 Preferred Equity
The FLNG 2 Preferred Interests represent perpetual equity interests in FLNG 2 Co, and holders of FLNG 2 Preferred Interests should not expect FLNG 2 Co to redeem any FLNG 2 Preferred Interests on any particular date.
The FLNG 2 Preferred Interests are a perpetual equity securities. This means that they have no maturity or mandatory redemption date and are not redeemable at the option of holders. The FLNG 2 Preferred Equity may be redeemed by FLNG 2 at its option at any time and from time to time, in whole or in part, at a redemption price equal to $1,000 per Preferred Interest (unless holders of at least the majority interest in the FLNG 2 Preferred agree to a lesser amount). Any decision FLNG 2 Co may make at any time to redeem the FLNG 2 Preferred Interests will be determined by FLNG 2 in its sole discretion and depend upon, among other things, an evaluation of its capital position, the composition of its shareholders’ equity, its outstanding indebtedness and general market conditions at that time.
The FLNG 2 Preferred Interests will rank junior to all of FLNG 2 Co and its subsidiaries’ liabilities.

In the event of a bankruptcy, liquidation, dissolution or winding-up, the assets of FLNG 2 Co will be available to pay obligations on the FLNG 2 Preferred Interests only after all of FLNG 2 Co’s liabilities have been paid. In addition, the FLNG 2 Preferred Interests will rank structurally junior to all existing and future liabilities of FLNG 2’s subsidiaries. Holders of FLNG 2 Preferred Interests right to participate in the assets of FLNG 2 Co's subsidiaries upon any bankruptcy, liquidation, dissolution or winding up of any subsidiary will rank junior to the prior claims of that subsidiary’s creditors. In the event of a bankruptcy, liquidation, dissolution or winding-up, there may not be sufficient assets remaining, after paying FLNG 2 Co and its subsidiaries’ liabilities, to pay amounts due on any or all of the FLNG 2 Preferred Interests then outstanding. After the consummation of the Restructuring Transaction, FLNG 2 Co expects to have $400 million in indebtedness under the FLNG 2 Term Loans.
FLNG 2 Co does not expect to pay cash distributions on the FLNG 2 Preferred Interests for the foreseeable future.
FLNG 2 Co does not expect to pay distributions for the foreseeable future. Any future declaration and payment of distributions to holders of the FLNG 2 Preferred Interests will be at the discretion of FLNG 2 in accordance with applicable law and significant restrictions imposed by its debt and operational agreements, and after taking into account various factors, including actual results of operations, liquidity and financial condition, net cash provided by operating activities, restrictions imposed by applicable law, restrictions imposed by FLNG 2 Co's debt agreements, including the FLNG 2 Term Loans, its taxable income, its operating expenses and other factors FLNG 2 Co deems relevant.
An active trading market for the FLNG 2 Preferred Interests does not exist and may not develop.
The FLNG 2 Preferred Interests represent a new issue of securities with no established trading market. The liquidity of the trading market in the FLNG 2 Preferred Interests, and the market price quoted for the FLNG 2 Preferred Interests, may be adversely affected by changes in the overall market for this type of security and by changes in FLNG 2 Co's financial performance or prospects or in the prospects for companies in our industry generally. FLNG 2 Co does not intend to apply to list the FLNG 2 Preferred Interests on any securities exchange. If an active trading market does not develop or is not maintained, the market price and liquidity of the FLNG 2 Preferred Interests may be adversely affected. In that case holders may not be able to sell their FLNG 2 Preferred Interests at a particular time or they may not be able to sell their FLNG 2 Preferred Interests at a favorable price. In addition, as the FLNG 2 Preferred Interests are redeemed, the liquidity of the FLNG 2 Preferred that remains outstanding may decrease.
The terms of the FLNG 2 Preferred Interests do not limit FLNG 2 Co's ability to incur indebtedness or other liabilities.
The terms of the FLNG 2 Preferred Interests will not limit FLNG 2 Co’s ability to incur indebtedness or other liabilities. As a result, FLNG 2 Co and its subsidiaries may incur indebtedness or other liabilities that will rank senior to the FLNG 2 Preferred Interests. The incurrence of indebtedness or other liabilities that will rank senior to the FLNG 2 Preferred Interests may reduce the amount available for distributions and the amount recoverable by holders of the FLNG 2 Preferred Interests in the event of FLNG 2 Co’s liquidation, dissolution or winding-up.

ADVANCE NOTICE FOR STOCKHOLDER NOMINATIONS AND PROPOSALS
FOR 2027 ANNUAL MEETING
Proposals received from stockholders are given careful consideration by the Company in accordance with Rule 14a-8 under the Exchange Act. Stockholder proposals are eligible for consideration for inclusion in the Proxy Statement for the 2027 annual meeting of stockholders if they are received by the Company no later than December 31, 2026. However, if the 2027 annual meeting date is advanced or delayed by more than 30 days from the anniversary of this year’s meeting, to be timely a proposal by the stockholders must be received no later than a reasonable time before the Company begins to print and send its proxy materials. In addition, all proposals will need to comply with Rule 14a-8, which lists the requirements for inclusion of stockholder proposals in company-sponsored proxy materials. Any proposal should be directed to the attention of the Company’s Secretary at 111 W. 19th Street, 8th Floor, New York, New York 10011.
In order for a stockholder proposal, including proposals regarding director nominees, submitted outside of Rule 14a-8 to be considered at any annual meeting of stockholders, our Bylaws require that such proposal be made by an eligible stockholder who has delivered a timely notice to the Secretary of the Company at our principal executive offices and otherwise meets the information and procedural requirements prescribed by our Bylaws. Subject to certain exceptions, in order for a proposal relating to business to be conducted at our 2027 annual meeting of stockholders to be “timely” under the Bylaws, it must be received by the Secretary of the Company at our principal executive office no earlier than December 31, 2026 and no later than January 30, 2027. However, if the 2027 meeting is called for on a date that is more than 30 days before or after June 17, 2027, for a stockholder’s notice to be timely, it must be received no later than the close of business on the 10th day following the day on which public disclosure of the date of the annual meeting is first made by the Company. All director nominations and stockholder proposals, other than stockholder proposals made pursuant to Rule 14a-8, must comply with the requirements of our Bylaws, or they may be excluded from consideration at the meeting. In addition to satisfying the foregoing requirements, stockholders who intend to solicit proxies in support of director nominees other than the Company’s nominees must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act by June 17, 2027.

OTHER MATTERS
The Board of Directors knows of no other business to be brought before the Annual Meeting. If any other matters properly come before the Annual Meeting, the proxies will be voted on such matters in accordance with the judgment of the persons named as proxies therein, or their substitutes, present and acting at the meeting.
No person is authorized to give any information or to make any representation not contained in this Proxy Statement, and, if given or made, such information or representation should not be relied upon as having been authorized. The delivery of this Proxy Statement shall not, under any circumstances, imply that there has not been any change in the information set forth herein since the date of the Proxy Statement.
No person is authorized to give any information or to make any representation not contained in this Proxy Statement, and, if given or made, such information or representation should not be relied upon as having been authorized. The delivery of this Proxy Statement shall not, under any circumstances, imply that there has not been any change in the information set forth herein since the date of the Proxy Statement.

ADDITIONAL INFORMATION
We file annual, quarterly and current reports, Proxy Statements and other information with the SEC, which are available to the public from commercial document retrieval services and on the website maintained by the SEC at www.sec.gov. In addition, our SEC filings are available, free of charge, on our website: www.newfortressenergy.com. Such information will also be furnished upon written request to New Fortress Energy Inc., 111 W. 19th Street, 8th Floor, New York, New York 10011, Attention: Investor Relations.
The SEC has adopted rules that permit companies and Intermediaries, such as brokers, to satisfy delivery requirements for proxy materials, including the annual report, Proxy Statement and Internet Notice, if applicable, with respect to two or more stockholders sharing the same address by delivering a single set of proxy materials addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially provides extra convenience for stockholders and cost savings for companies. The Company and some brokers household proxy materials, delivering a single set of proxy materials to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker or the Company that they or the Company will be householding materials to your address, householding will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in householding and would prefer to receive a separate set of proxy materials, please notify your broker if your shares are held in a brokerage account or the Company if you hold registered shares. You can notify the Company by sending a written request to New Fortress Energy Inc. 111 W. 19th Street, 8th Floor, New York, New York 10011, Attention: Investor Relations or by contacting Investor Relations at ir@newfortressenergy.com, and we will deliver promptly a separate set of proxy materials.
Instead of receiving future copies of our proxy materials by mail, you can elect to receive an email that will provide electronic links to these documents. Opting to receive your proxy materials online will save the cost of producing and mailing documents to your home or business, will give you an electronic link to the proxy voting site and also will help preserve environmental resources.
Stockholders of Record. If you vote on the Internet at www.proxyvote.com, simply follow the prompts for enrolling in the electronic proxy delivery service.
Street Name Holders. If you hold your shares in a bank or brokerage account, you also may have the opportunity to receive the proxy materials electronically. Please check the information provided in the proxy materials you receive from your bank or broker regarding the availability of this service.
Your election to receive proxy materials by email will remain in effect until you terminate it.

By Order of the Board of Directors,

/s/ Kevin Sullivan
Kevin F. Sullivan
Secretary
New York, New York

CONFIDENTIAL
ANNEX B

AMENDED AND RESTATED
BY-LAWS
OF
NEW FORTRESS ENERGY INC.
A Delaware Corporation

Effective [●], 2026

TABLE OF CONTENTS
Page
Section 1.1    Registered Office    1
Section 1.2    Other Offices    1
ARTICLE II

MEETINGS OF STOCKHOLDERS
Section 2.1    Place of Meetings    1
Section 2.2    Stockholder Actions    1
Section 2.3    Annual Meetings    1
Section 2.4    Special Meetings    2
Section 2.5    Notice    2
Section 2.6    Adjournments and Postponements    3
Section 2.7    Quorum    3
Section 2.8    Voting and Other Rights    3
Section 2.9    Proxies and Voting    4
Section 2.10    Consent of Stockholders in Lieu of Meeting    4
Section 2.11    List of Stockholders Entitled to Vote    5
Section 2.12    Record Date    5
Section 2.13    Stock Ledger    6
Section 2.14    Conduct of Meetings    6
Section 2.15    Inspectors of Election    6
Section 2.16    Nomination of Directors    6
Section 2.17    Notice of Stockholder Business and Nominations    6
ARTICLE III

DIRECTORS
Section 3.1    Duties and Powers    11
Section 3.2    Meetings    13
Section 3.3    Organization    13
Section 3.4    Chairman of the Board of Directors    13
Section 3.5    Resignations and Removals of Directors    14
Section 3.6    Quorum    14
Section 3.7    Actions of the Board by Written Consent    14
Section 3.8    Meetings by Means of Conference Telephone    15
Section 3.9    Committees    15
Section 3.10    Remuneration    16
Section 3.11    Interested Directors    16
    i

ARTICLE IV

OFFICERS
Section 4.1    General    17
Section 4.2    Resignation and Removal    17
Section 4.3    Voting Securities Owned by the Corporation    17
Section 4.4    Chief Executive Officer    17
Section 4.5    Senior Officers    18
Section 4.6    Treasurer and Assistant Treasurer    18
Section 4.7    Secretary and Assistant Secretary    18
Section 4.8    Other Officers    19
ARTICLE V

STOCK
Section 5.1    Certificates    19
Section 5.2    Signatures    19
Section 5.3    Lost or Mutilated Certificates    20
Section 5.4    Transfer of Shares    20
Section 5.5    Settlement of Transactions    20
Section 5.6    Dividend Record Date    20
Section 5.7    Record Owners    21
Section 5.8    Splits and Combinations    21
ARTICLE VI

NOTICES
Section 6.1    Notices    21
Section 6.2    Waivers of Notice    22
ARTICLE VII

GENERAL PROVISIONS
Section 7.1    Disbursements    22
Section 7.2    Fiscal Year    22
Section 7.3    Corporate Seal    22
Section 7.4    Title to Corporation Assets    22
Section 7.5    Construction    23
Section 7.6    Formation    23
Section 7.7    Records and Accounting    23
Section 7.8    Reports    23
Section 7.9    Invalidity of Provisions    24
    ii

Section 7.10    Definitions    24
ARTICLE VIII

INDEMNIFICATION
Section 8.1    Power to Indemnify in Actions, Suits or Proceedings other than Those by or in the Right of the Corporation    26
Section 8.2    Power to Indemnify in Actions, Suits or Proceedings by or in the Right of the Corporation    27
Section 8.3    Authorization of Indemnification    27
Section 8.4    Good Faith Defined    27
Section 8.5    Indemnification by a Court    28
Section 8.6    Expenses Payable in Advance    28
Section 8.7    Nonexclusivity of Indemnification and Advancement of Expenses    28
Section 8.8    Insurance    29
Section 8.9    Certain Definitions    29
Section 8.10    Survival of Indemnification and Advancement of Expenses    29
Section 8.11    Limitation on Indemnification    30
Section 8.12    Indemnification of Employees and Agents    30
Section 8.13    Indemnification with Respect to Employee Benefit Plans    30
ARTICLE IX

FORUM FOR ADJUDICATION OF CERTAIN DISPUTES
Section 9.1    Forum for Adjudication of Certain Disputes    30
ARTICLE X

AMENDMENTS
Section 10.1    General    31
Section 10.2    Super-Majority Amendments    32
Section 10.3    Amendments to be Adopted Solely by the Board of Directors    32
Section 10.4    Amendment Requirements    33

    iii

AMENDED AND RESTATED BY-LAWS (the “By-Laws”)

OF

NEW FORTRESS ENERGY INC.

(hereinafter called the “Corporation”)
ARTICLE I

OFFICES
1.Registered Office
. The registered office of the Corporation in the State of Delaware shall be located at Corporation Trust Center, 1209 Orange Street, Wilmington, New Castle County, Delaware 19801, and the registered agent for service of process on the Corporation in the State of Delaware at such registered office shall be The Corporation Trust Company. The principal office of the Corporation shall be located at 111 W. 19th Street, 8th Floor, New York, New York 10011 or such other place as the Board of Directors of the Corporation (the “Board of Directors”) may from time to time designate by notice to the stockholders.
2.Other Offices
. The Corporation may maintain offices at such other place or places within or outside the State of Delaware as the Board of Directors determines to be necessary or appropriate.
ARTICLE II

MEETINGS OF STOCKHOLDERS
1.Place of Meetings
. The Board of Directors shall designate the place of meeting for any annual meeting or for any special meeting of the stockholders. The Board may, in its sole discretion, determine that meetings of the stockholders shall not be held at any place, but may instead be held solely by means of remote communication in accordance with Section 211(a)(2) of the General Corporation Law of the State of Delaware (the “DGCL”) and Section 3.8 of Article III. If no designation is made, the place of meeting shall be the principal office of the Corporation.
2.Stockholder Actions
. All acts of stockholders to be taken hereunder, or under the Certificate of Incorporation of the Corporation, as amended from time to time (including by any certificate of designation in respect of any series of Preferred Shares of the Corporation, collectively, the “Certificate of Incorporation”), the DGCL or otherwise, shall be taken in the manner provided in this Article II or, with respect to the rights of holders of any series of Preferred Shares then outstanding, as
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otherwise set forth in the applicable Share Designation (as defined in the Certificate of Incorporation).
3.Annual Meetings
. An annual meeting of the stockholders for the election of Directors and for the transaction of such other business as may properly come before the meeting shall be held at such time and place as the Board of Directors shall specify. Subject to the provisions of the DGCL or if otherwise authorized by the Board of Directors, and subject to such guidelines and procedures as the Board of Directors may adopt in accordance with the DGCL, stockholders and proxyholders not physically present at a meeting of stockholders may by means of remote communication participate in such meeting and be deemed present in person and vote at such meeting; provided that the Corporation shall implement reasonable measures to verify that each Person deemed present and permitted to vote at the meeting by means of remote communication is a stockholder or proxyholder, to provide such stockholders or proxyholders a reasonable opportunity to participate in the meeting and to record the votes or other action made by such stockholders or proxyholders. A failure to hold the annual meeting of the stockholders at the designated time or to elect a sufficient number of Directors to conduct the business of the Corporation shall not affect otherwise valid acts of the Corporation or work a forfeiture or dissolution of the Corporation. If the annual meeting for election of Directors is not held on the date designated therefor, the Directors shall cause the meeting to be held as soon as is convenient. If there is a failure to hold the annual meeting for a period of 30 days after the date designated for the annual meeting, or if no date has been designated, for a period of 18 months after the last annual meeting, the Court of Chancery of the State of Delaware (the “Court of Chancery”) may summarily order a meeting to be held upon the application of any stockholder or Director. The Court of Chancery may issue such orders as may be appropriate, including orders designating the time and place of such meeting, the record date for determination of stockholders entitled to vote, and the form of notice of such meeting.
4.Special Meetings
. Unless otherwise required by law or by the Certificate of Incorporation, special meetings of the stockholders may be called only by the Chairman of the Board or a majority of the Board of Directors or a committee of the Board of Directors that has been duly designated by the Board of Directors and whose powers include the authority to call such meetings. Unless otherwise required by applicable law or by the Certificate of Incorporation (including any Share Designation with respect to any Preferred Shares then outstanding), no stockholders or group of stockholders, acting in its or their capacity as stockholders, shall have the right to call a special meeting of the stockholders.
5.Notice
. Notice, stating the place, day and hour of any annual or special meeting of the stockholders, as determined by the Board of Directors, and (a) in the case of a special meeting of the stockholders, the purpose or purposes for which the meeting is called, as determined by the Board of Directors if applicable, or (b) in the case of an annual meeting, those matters that the
    33

Board of Directors, at the time of giving the notice, intends to present for action by the stockholders, shall be delivered by the Corporation not less than 10 calendar days nor more than 60 calendar days before the date of the meeting, in a manner and otherwise in accordance with Article VI to each Record Holder, as of the applicable Record Date for such meeting, of Shares entitled to vote at such meeting. Such further notice shall be given as may be required by Delaware law. The notice of any meeting of the stockholders at which Directors are to be elected shall include the name of any nominee or nominees who, at the time of the notice, the Board of Directors intends to present for election. Only such business shall be conducted at a special meeting of stockholders as shall have been brought before the meeting pursuant to the Corporation’s notice of meeting. Any previously scheduled meeting of the stockholders may be postponed, and any special meeting of the stockholders may be canceled, by resolution of the Board of Directors upon public notice given prior to the date previously scheduled for such meeting of the stockholders. Any document enclosed with, annexed to, or appended to a notice shall be deemed part of such notice for purposes of determining whether notice was duly given.
6.Adjournments and Postponements
. Any meeting of the stockholders may be adjourned or postponed by the chairman of such meeting or by the Board of Directors from time to time, without the need for approval thereof by the stockholders to reconvene or convene, respectively, at the same or some other place. When a meeting is adjourned or postponed to another time or place (including an adjournment taken to address a technical failure to convene or continue a meeting using remote communication), notice need not be given of the adjourned meeting and a new Record Date need not be fixed, if the time and place thereof, and the means of remote communications, if any, by which stockholders and proxy holders may be deemed to be present in person and vote at such adjourned meeting are (i) announced at the meeting at which the adjournment is taken, (ii) displayed, during the time scheduled for the meeting, on the same electronic network used to enable stockholders and proxy holders to participate in the meeting by means of remote communication or (iii) set forth in accordance with Section 222(a) of the DGCL. If the adjournment is for more than 30 days, a notice of the adjourned meeting shall be given to each stockholder of record entitled to vote at the meeting. If after the adjournment a new Record Date for stockholders entitled to vote is fixed for the adjourned meeting, the Board of Directors shall fix a new record date for notice of such adjourned meeting in accordance with Section 213(a) of the DGCL, and shall give notice of the adjourned meeting to each stockholder of record entitled to vote at such adjourned meeting as of the Record Date fixed for notice of such adjourned meeting. At the adjourned meeting, the Corporation may transact any business which might have been transacted at the original meeting.
7.Quorum
. Unless otherwise required by the DGCL or other applicable law or the Certificate of Incorporation, at any meeting of the stockholders, the holders of a majority of the Outstanding Voting Shares of the class or classes or series for which a meeting has been called represented in person or by proxy shall constitute a quorum of such class or classes or series unless any such action by the stockholders requires approval by holders of a greater percentage of Outstanding Voting Shares, in which case the quorum shall be such greater percentage. The submission of
    33

matters to stockholders for approval and the election of Directors shall occur only at a meeting of the stockholders duly called and held in accordance with the Certificate of Incorporation and these By-Laws at which a quorum is present; provided, however, that the stockholders present at a duly called or held meeting at which a quorum is present may continue to transact business until adjournment, notwithstanding the withdrawal of enough stockholders to leave less than a quorum, if any action taken (other than adjournment) is approved by the required percentage of Outstanding Voting Shares required under applicable law, the Certificate of Incorporation or these By-Laws. Any meeting of stockholders may be adjourned from time to time by the chairman of the meeting to another place or time, without regard to the presence of a quorum.
8.Voting and Other Rights
. Unless otherwise provided in the Certificate of Incorporation, each Outstanding Class A Share shall be entitled to one vote per Share on all matters submitted to stockholders for approval and in the election of Directors. All matters (including the election of Directors) submitted to stockholders for approval shall be determined by a majority of the votes cast affirmatively or negatively by stockholders holding Outstanding Voting Shares unless a greater percentage is required with respect to such matter under the DGCL, under the rules of any National Securities Exchange on which the Shares are listed or quoted for trading, or under the provisions of the Certificate of Incorporation (including any Share Designation) or these By-Laws, in which case the approval of stockholders holding Outstanding Voting Shares that in the aggregate represent at least such greater percentage shall be required. All elections of Directors will be by written ballots; if authorized by the Board of Directors, such requirement of a written ballot shall be satisfied by a ballot submitted by electronic transmission; provided that any such electronic transmission must either set forth or be submitted with information from which it can be reasonably determined that the electronic transmission was authorized by the stockholder or proxyholder. Only those Record Holders of Outstanding Voting Shares on the Record Date set pursuant to Section 2.12 of this Article II shall be entitled to notice of, and to vote at, a meeting of stockholders or to act with respect to matters as to which the holders of the Outstanding Voting Shares have the right to vote or to act. All references in these By-Laws to votes of, or other acts that may be taken by, the Outstanding Voting Shares shall be deemed to be references to the votes or acts of the Record Holders of such Outstanding Voting Shares on such Record Date. With respect to Outstanding Voting Shares that are held for a Person’s account by another Person (such as a broker, dealer, bank, trust company or clearing corporation, or an agent of any of the foregoing), in whose name such Outstanding Voting Shares are registered, such other Person shall, in exercising the voting rights in respect of such Outstanding Voting Shares on any matter, and unless the arrangement between such Persons provides otherwise, vote such Outstanding Voting Shares in favor of, and at the direction of, the Person who is the beneficial owner, and the Corporation shall be entitled to assume it is so acting without further inquiry.
9.Proxies and Voting
. On any matter that is to be voted on by stockholders, the stockholders may vote in person or by proxy, and such proxy may be granted in writing, by means of electronic transmission or as otherwise permitted by applicable law. Any such proxy shall be filed in accordance with the procedure established for the meeting. For purposes of these By-Laws, the term “electronic
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transmission” means any form of communication not directly involving the physical transmission of paper that creates a record that may be retained, retrieved and reviewed by a recipient thereof and that may be directly reproduced in paper form by such a recipient through an automated process. Any copy, facsimile telecommunication, email or other reliable reproduction of the writing or transmission created pursuant to this paragraph may be substituted or used in lieu of the original writing or transmission for any and all purposes for which the original writing or transmission could be used; provided that such copy, facsimile telecommunication, email or other reproduction shall be a complete reproduction of the entire original writing or transmission.
10.Consent of Stockholders in Lieu of Meeting
. On any matter that is to be voted on, consented to or approved by stockholders, the stockholders may take such action without a meeting, without prior notice and without a vote if a consent or consents in writing or in an electronic transmission, setting forth the action so taken, shall be signed by the stockholders having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all stockholders entitled to vote thereon were present and voted. A consent of the stockholders may be documented, signed and delivered in any manner permitted by Section 116 of the DGCL.
11.List of Stockholders Entitled to Vote
. The Corporation shall prepare, not later than the tenth (10th) day before each meeting of the stockholders, a complete list of the stockholders entitled to vote at the meeting; provided, however, if the record date for determining the stockholders entitled to vote is less than ten (10) days before the meeting date, the list shall reflect the stockholders entitled to vote as of the tenth (10th) day before the meeting date. Such list shall be arranged in alphabetical order, and show the address of each stockholder and the number of shares registered in the name of each stockholder; provided, that the Corporation shall not be required to include electronic mail addresses or other electronic contact information on such list. Such list shall be open to the examination of any stockholder for any purpose germane to the meeting for a period of ten (10) days ending on the day before the meeting date (a) on a reasonably accessible electronic network; provided that the information required to gain access to such list is provided with the notice of the meeting, or (b) during ordinary business hours, at the principal place of business of the Corporation. In the event that the Corporation determines to make the list available on an electronic network, the Corporation may take reasonable steps to ensure that such information is available only to stockholders of the Corporation.
12.Record Date
.
(a)For purposes of determining the stockholders entitled to notice of or to vote at a meeting of the stockholders, the Board of Directors may set a Record Date, which record date shall not precede the date upon which the resolution fixing the record date is adopted by the Board of Directors, and which record date shall not be less than 10 nor more than 60 days before the date of the meeting (subject to compliance with any rule, regulation, guideline or requirement of any National Securities Exchange on which the Shares are listed or quoted for
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trading, in which case the rule, regulation, guideline or requirement of such exchange shall govern). If no Record Date is fixed by the Board of Directors, the Record Date for determining stockholders entitled to notice of or to vote at a meeting of stockholders shall be at the close of business on the day next preceding the day on which notice is given. A determination of Record Holders entitled to notice of or to vote at a meeting of stockholders shall apply to any adjournment or postponement of the meeting; provided, however, that the Board of Directors may fix a new Record Date for the adjourned or postponed meeting.
(b)In order that the Corporation may determine the stockholders entitled to consent to corporate action in writing without a meeting, the Board of Directors may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted by the Board of Directors, and which record date shall not be more than 10 days after the date upon which the resolution fixing the record date is adopted by the Board of Directors. If no record date has been fixed by the Board of Directors, the record date for determining stockholders entitled to consent to corporate action in writing without a meeting, when no prior action by the Board of Directors is required by applicable law, shall be the first date on which a signed written consent setting forth the action taken or proposed to be taken is delivered to the Corporation in accordance with Section 228(d) of the DGCL. If no record date has been fixed by the Board of Directors and prior action by the Board of Directors is required by applicable law, the record date for determining stockholders entitled to consent to corporate action in writing without a meeting shall be at the close of business on the day on which the Board of Directors adopts the resolution taking such prior action.
13.Stock Ledger
. The stock ledger of the Corporation shall be the only evidence as to who are the stockholders entitled to examine the list of stockholders required by Section 2.11 of this Article II or the books and records of the Corporation, or to vote in person or by proxy at any meeting of stockholders. As used herein, the stock ledger of the Corporation shall refer to one or more records administered by or on behalf of the Corporation in which the names of all of the Corporation’s stockholders of record, the address and number of Shares registered in the name of each such stockholder, and all issuances and transfer of stock of the Corporation are recorded in accordance with Section 224 of the DGCL.
14.Conduct of Meetings
. To the extent permitted by applicable law, the Board of Directors shall have full power and authority concerning the manner of conducting any meeting of the stockholders, including the determination of Persons entitled to vote, the existence of a quorum, the satisfaction of the requirements of this Article II, the conduct of voting, the validity and effect of any proxies and the determination of any controversies, votes or challenges arising in connection with or during the meeting or voting. The Board of Directors shall designate a Person to serve as chairman of any meeting and shall further designate a Person to take the minutes of any meeting. All minutes shall be kept with the records of the Corporation maintained by the Board of Directors. The Board of Directors may make such other regulations consistent with applicable law, the Certificate of Incorporation and these By-Laws as it may deem advisable concerning the conduct of any meeting of the stockholders, including regulations in regard to the appointment of proxies, the appointment and duties of inspectors of votes, the submission and examination of proxies and other evidence of the right to vote.
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15.Inspectors of Election
. The Corporation may, and to the extent required by law, shall, in advance of any meeting of stockholders, appoint one or more inspectors to act at the meeting and make a written report thereof. The Corporation may designate one or more alternate inspectors to replace any inspector who fails to act. If no inspector or alternate is able to act at a meeting of stockholders, the Person presiding at the meeting may, and to the extent required by law, shall, appoint one or more inspectors to act at the meeting. Each inspector, before entering upon the discharge of his or her duties, shall take and sign an oath faithfully to execute the duties of inspector with strict impartiality and according to the best of his or her ability. Every vote taken by ballots shall be counted by a duly appointed inspector or inspectors.
16.Nomination of Directors
. Except to the extent otherwise provided in clause (3) of Article SIXTH of the Certificate of Incorporation with respect to vacancies or with respect to actions approved by written consent of the stockholders in accordance with Section 2.10 of Article II of these By-Laws, only persons who are nominated in accordance with the procedures set forth in Section 2.17 of Article II of these By-Laws shall be eligible for election as Directors of the Corporation, except as may be otherwise provided in any Share Designation with respect to the right of stockholders of any class of Shares to nominate and elect a specified number of Directors in certain circumstances.
17.Notice of Stockholder Business and Nominations
.
(a)Subject to clause (3) of Article SIXTH of the Certificate of Incorporation and Article III of these By-Laws and the stockholders’ right to act by written consent pursuant to Section 2.10 of Article II of these By-Laws, nominations of Persons for election to the Board of Directors of the Corporation and the proposal of business to be considered by the stockholders may be made at an annual meeting of stockholders (i) pursuant to the Corporation’s notice of meeting delivered pursuant to Section 2.5 of Article II of these By-Laws, (ii) by or at the direction of the Board of Directors, or (iii) by any holder of Outstanding Voting Shares who is entitled to vote at the meeting, who complied with the procedures set forth in paragraphs (b) or (c) of this Section 2.17 of Article II and who is a Record Holder of Outstanding Voting Shares at the time such notice is delivered to the Secretary of the Corporation.
(b)For nominations or other business to be properly brought before an annual meeting by a stockholder pursuant to Section 2.17(a)(iii) of Article II, (i) the stockholder must have given timely notice thereof in writing to the Secretary of the Corporation, (ii) such business must be a proper matter for stockholder action under the Certificate of Incorporation, these By-Laws and the DGCL and (iii) such stockholder or beneficial owner must, in the case of a proposal, have delivered a proxy statement and form of proxy to holders of at least the percentage of the Corporation’s Outstanding Shares required under the Certificate of Incorporation, these By-Laws or Delaware law to carry any such proposal, or, in the case of a nomination or nominations, have solicited proxies from holders of Shares in support of the election of any proposed nominee in accordance with the requirements of Rule 14a-19(a)(3) of the Exchange Act. To be timely, a stockholder’s notice shall be delivered to the Secretary at the principal executive offices of the Corporation not less than ninety (90) days nor more than one
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hundred twenty (120) days prior to the anniversary of the date on which the Corporation first made publicly available (whether by mailing, by filing with the Commission or by posting on an internet web site) its proxy materials for the immediately preceding annual meeting of stockholders; provided, however, that if the annual meeting is called for a date that is more than thirty (30) days before or more than sixty (60) days after the anniversary of the previous year’s annual meeting, notice by the stockholders in order to be timely must be so received not later than the close of business on the tenth (10th) day following the day on which public disclosure of the date of the annual meeting is first made (which may be the date on which proxy materials for such meeting are first made publicly available, whether by mailing, by filing with the Commission or by posting on an internet web site). In no event shall the adjournment or postponement of an annual meeting commence a new time period (or extend any time period) for the giving of a stockholder’s notice as described in this Section 2.17(b) of Article II. Such stockholder’s notice shall set forth: (A) as to each Person whom the stockholder proposes to nominate for election or reelection as a Director (1) the name, age, business address and residence address of such Person, (2) the principal occupation or employment of such Person, (3) the class or series and number of all Shares of the Corporation which are owned beneficially or of record by such Person and any Affiliates or Associates of such Person, (4) the name of each nominee holder of Shares of the Corporation owned beneficially but not of record by such Person or any Affiliates or Associates of such Person, and the number of such Shares of the Corporation held by each such nominee holder, (5) whether and the extent to which any derivative instrument, swap, option, warrant, short interest, hedge or profit interest or other transaction has been entered into by or on behalf of such Person or any Affiliates or Associates of such Person, with respect to Shares of the Corporation, (6) whether and the extent to which any other transaction, arrangement or understanding (including any short position or any borrowing or lending of Shares of the Corporation) has been made by or on behalf of such Person or any Affiliates or Associates of such Person, the effect or intent of any of the foregoing being to mitigate loss to or manage risk or benefit of the price changes of Shares of the Corporation for such Person or any Affiliates or Associates of such Person, or to increase or decrease the voting power or pecuniary or economic interest of such Person or any Affiliates or Associates of such Person with respect to Shares of the Corporation, (7) such Person’s written representation and agreement that such Person (I) is not and will not become a party to any agreement, arrangement or understanding with, and has not given any commitment or assurance to, any Person as to how such Person, if elected as a Director, will act or vote on any issue or question, (II) is not and will not become party to any agreement, arrangement or understanding with any Person other than the Corporation with respect to any direct or indirect compensation, reimbursement or indemnification in connection with service or action as a Director that has not been disclosed to the Corporation in such representation and agreement and (III) in such Person’s individual capacity, would be in compliance, if elected as a Director, with all applicable publicly disclosed confidentiality, corporate governance, conflict of interest, Regulation FD, code of conduct and ethics and Share ownership and trading policies and guidelines of the Corporation, and (8) any other information relating to such Person that is required to be disclosed in solicitations of proxies for election of Directors, or is otherwise required, in each case, pursuant to Regulation 14A under the Exchange Act, including such Person’s written consent to being named in the proxy statement as a nominee and to serving as a Director if elected and a written questionnaire (which questionnaire shall be in the form provided by the Corporation upon written request) delivered to the Secretary of the Corporation with respect to the background and qualification of such Person to serve as a Director and the background of any other Person on whose behalf the nomination is being made, (B) as to any other business that the stockholder proposes to bring before the meeting, a brief description of the business desired to be brought before the meeting (including the text of any resolutions proposed for consideration and, if such business includes a proposal to amend these By-Laws, the text of the proposed amendment), reasons for conducting such business at the meeting and any material interest in such business of such stockholder and the beneficial owner, if any, on whose behalf the proposal is made, and (C) as to the stockholder giving the notice and the beneficial owner, if any, on whose behalf the
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nomination or proposal is made, and each of their Affiliates and Associates, (1) the name and address of such stockholder, as they appear on the Corporation’s books, and of such beneficial owner or any Affiliates of such stockholder or beneficial owner, (2) the class or series and number of Shares of the Corporation which are owned beneficially and of record by such stockholder and such beneficial owner or any Affiliates or Associates of such stockholder or beneficial owner, (3) the name of each nominee holder of Shares of the Corporation owned beneficially but not of record by such stockholder and such beneficial owner or any Affiliates or Associates of such stockholder or beneficial owner, and the number of such Shares of the Corporation held by each such nominee holder, (4) whether and the extent to which any derivative instrument, swap, option, warrant, short interest, hedge or profit interest or other transaction has been entered into by or on behalf of such stockholder and such beneficial owner or any Affiliates or Associates of such stockholder or beneficial owner, with respect to Shares of the Corporation, (5) whether and the extent to which any other transaction, arrangement or understanding (including any short position or any borrowing or lending of Shares of the Corporation) has been made by or on behalf of such stockholder and such beneficial owner or any Affiliates or Associates of such stockholder or beneficial owner, the effect or intent of any of the foregoing being to mitigate loss to or manage risk or benefit of the price changes of Shares of the Corporation for such stockholder and such beneficial owner or any Affiliates or Associates of such stockholder or beneficial owner, or to increase or decrease the voting power or pecuniary or economic interest of such stockholder and such beneficial owner or any Affiliates or Associates of such stockholder or beneficial owner with respect to Shares of the Corporation, (6) a description of (I) in the case of any nomination, all agreements, arrangements or understandings (whether written or oral) between such stockholder and such beneficial owner or any Affiliates or Associates of such stockholder or beneficial owner, and any proposed nominee for election as a Director, or any Affiliates or Associates of such proposed nominee, (II) all agreements, arrangements or understandings (whether written or oral) between such stockholder and such beneficial owner or any Affiliates or Associates of such stockholder or beneficial owner, and any other Person or Persons (including their names) pursuant to which the nomination(s) or other business proposal(s) are being made by such stockholder, or otherwise relating to the Corporation or their ownership of Shares of the Corporation and (III) any material interest of such stockholder and such beneficial owner or any Affiliates or Associates of such stockholder or beneficial owner, in such nomination or other business proposal, including any anticipated benefit therefrom to such stockholder and such beneficial owner or any Affiliates or Associates of such stockholder or beneficial owner, (7) a representation that the stockholder giving notice intends to appear in person or by proxy at the annual meeting to nominate the Person named or propose the business described in its notice, (8) any other information relating to such stockholder and such beneficial owner or any Affiliates or Associates of such stockholder or beneficial owner that is required to be disclosed in solicitations of proxies for election of Directors, or is otherwise required, in each case, pursuant to Regulation 14A under the Exchange Act, and (9) whether such stockholder and such beneficial owner or any Affiliates of such stockholder or beneficial owner intend, in the case of a proposal, to deliver a proxy statement and form of proxy to holders of at least the percentage of the Corporation’s Outstanding Voting Shares required under the Certificate of Incorporation, these By-Laws or Delaware law to carry the proposal or, in the case of a nomination or nominations, to solicit proxies from holders of Shares in support of the election of any proposed nominee in accordance with the requirements of Rule 14a-19(a)(3) of the Exchange Act. The Corporation may also require each proposed nominee to furnish any other information (x) that may reasonably be requested by the Corporation to determine whether such Person would be independent under the listing standards of any stock exchange applicable to the Corporation, any applicable rules of the Commission and any publicly disclosed standards used by the Board of Directors in determining and disclosing the independence of the Corporation’s directors or (y) that could be material to a reasonable stockholder’s understanding of independence and suitability, or lack thereof, of such Person. If requested by the Corporation, any supplemental information required pursuant to the
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immediately preceding sentence shall be provided within five (5) Business Days after it has been requested by the Corporation.
(c)Notwithstanding anything in the second sentence of Section 2.17(b) of Article II to the contrary, if the number of Directors to be elected to the Board of Directors is increased and there is no public announcement naming all of the nominees for Director or specifying the size of the increased Board of Directors made by the Corporation at least ninety (90) days prior to the anniversary of the date on which the Corporation first made publicly available (whether by mailing, by filing with the Commission or by posting on an internet web site) its proxy materials for the immediately preceding annual meeting of stockholders, then a stockholder’s notice required by this Section 2.17 of Article II shall also be considered timely, but only with respect to nominees for any new positions created by such increase, if it shall be delivered to the Secretary at the principal executive offices of the Corporation not later than the close of business on the tenth (10th) day following the day on which such public announcement is first made by the Corporation.
(d)Only such business shall be conducted at a special meeting of stockholders as shall have been brought before the meeting pursuant to the Corporation’s notice of meeting pursuant to Section 2.5 of this Article II. Subject to clause (3) of Article SIXTH of the Certificate of Incorporation, nominations of Persons for election to the Board of Directors may be made at a special meeting of stockholders at which Directors are to be elected pursuant to the Corporation’s notice of meeting (i) by or at the direction of the Board of Directors, or (ii) by any holder of Outstanding Voting Shares who is entitled to vote at the meeting, who complies with the procedures set forth in paragraph (b) of this Section 2.17 of Article II and who is a Record Holder of Outstanding Voting Shares at the time such notice is delivered to the Secretary of the Corporation. Nominations by stockholders of Persons for election to the Board of Directors may be made at such a special meeting of stockholders if the stockholder’s notice as required by Section 2.17(b) of Article II for an annual meeting shall be delivered to the Secretary of the Corporation not earlier than the ninetieth (90th) day prior to such special meeting and not later than the close of business on the later of the seventieth (70th) day prior to such special meeting or the tenth (10th) day following the day on which public announcement is first made of the date of the special meeting and of the nominees proposed by the Board of Directors to be elected at such meeting.
(e)Except to the extent otherwise provided in clause (3) of Article SIXTH of the Certificate of Incorporation with respect to vacancies, and subject to the stockholders’ right to act by written consent pursuant to Section 2.10 of Article II of these By-Laws, only Persons who are nominated in accordance with the procedures set forth in this Section 2.17 of Article II shall be eligible to serve as Directors and only such business shall be conducted at a meeting of stockholders as shall have been brought before the meeting in accordance with the procedures set forth in this Section 2.17 of Article II. Except as otherwise provided herein or required by law, the chairman of the meeting shall have the power and duty to determine whether a nomination or any business proposed to be brought before the meeting was made in accordance with the procedures set forth in this Section 2.17 of Article II and, if any proposed nomination or business is not in compliance with this Section 2.17 of Article II, to declare that such defective proposal or nomination shall be disregarded.
(f)Notwithstanding the foregoing provisions of this Section 2.17 of Article II, a stockholder shall also comply with all applicable requirements of the Exchange Act and the rules and regulations thereunder with respect to the matters set forth in this Section 2.17 of Article II. Nothing in this Section 2.17 of Article II shall be deemed to affect any rights of stockholders to request inclusion of proposals in the Corporation’s proxy statement pursuant to Rule 14a-8 under the Exchange Act.
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(g)A stockholder providing notice of nomination or any other business proposed to be brought before any meeting of stockholders shall further update and supplement such notice, if necessary, so that the information provided or required to be provided in such notice pursuant to Section 2.17(b) of Article II or Section 2.17(c) of Article II, as applicable, shall be true and correct as of the Record Date for such meeting and such update and supplement shall be delivered to or be mailed and received by the Secretary of the Corporation not later than five (5) Business Days after the Record Date for such meeting. Any information provided pursuant to this Section 2.17(g) of Article II shall not be deemed to cure any deficiencies or inaccuracies in a notice previously delivered pursuant to Section 2.17(b) of Article II or Section 2.17(c) of Article II, as applicable, and shall not extend the time period for the delivery of notice pursuant to the provisions thereof. If a stockholder fails to provide any update in accordance with the foregoing provisions of this Section 2.17(g) of Article II, the information as to which such written update relates may be deemed not to have been provided in accordance with Section 2.17 of Article II.
(h)Notwithstanding anything herein to the contrary, if (i) any stockholder or any beneficial owner provides notice pursuant to Rule 14a-19(b) under the Exchange Act with respect to any proposed nominee and (ii) such stockholder or beneficial owner (1) subsequently notifies the Corporation that such stockholder or beneficial owner no longer intends to solicit proxies in support of the election or reelection of such proposed nominee in accordance with Rule 14a-19(b) under the Exchange Act or (2) then fails to comply with the requirements of Rule 14a-19(a)(2) or Rule 14a-19(a)(3) under the Exchange Act, then the Corporation shall disregard any proxies solicited for such proposed nominee (subject to applicable law). Upon request by the Corporation, if any stockholder provides notice pursuant to Rule 14a-19(b) under the Exchange Act, such stockholder shall deliver to the Secretary, no later than five (5) Business Days prior to the applicable meeting date, reasonable evidence that the requirements of Rule 14a-19(a)(3) under the Exchange Act have been satisfied.
ARTICLE III

DIRECTORS
1.Duties and Powers
. Except as otherwise expressly provided in these By-Laws, the DGCL or the Certificate of Incorporation, the business and affairs of the Corporation shall be managed by or under the direction of the Board of Directors. As provided in Article IV, the Board of Directors shall have the power and authority to appoint Officers of the Corporation. No stockholder, by virtue of its status as such, shall have any management power over the business and affairs of the Corporation or actual or apparent authority to enter into, execute or deliver contracts on behalf of, or to otherwise bind, the Corporation. Except as otherwise expressly provided in the DGCL or these By-Laws, in addition to the powers that now or hereafter can be granted to directors under the DGCL and to all other powers granted under any other provision of these By-Laws, the DGCL or the Certificate of Incorporation, the Board of Directors shall have full power and authority to do, and to direct the Officers to do, all things and on such terms as it determines to be necessary or appropriate to conduct the business of the Corporation, to exercise all powers set forth in Article THIRD of the Certificate of Incorporation and to effectuate the purposes set forth in Article THIRD of the Certificate of Incorporation, including the following:
(a)the making of any expenditures, the lending or borrowing of money, the assumption or guarantee of, or other contracting for, indebtedness and other
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liabilities, the issuance of evidences of indebtedness, including indebtedness that is convertible into Shares, and the incurring of any other obligations;
(b)the making of tax, regulatory and other filings, or rendering of periodic or other reports to governmental or other agencies having jurisdiction over the business or assets of the Corporation;
(c)the acquisition, disposition, mortgage, pledge, encumbrance, hypothecation or exchange of any or all of the assets of the Corporation or the merger or other combination of the Corporation with or into another Person (subject, however, to any prior approval of stockholders that may be required by the Certificate of Incorporation, these By-Laws or pursuant to applicable law);
(d)the use of the assets of the Corporation (including cash on hand) for any purpose consistent with the terms of the Certificate of Incorporation or these By-Laws, including the financing of the conduct of the operations of the Corporation and its Subsidiaries; the lending of funds to other Persons (including other Group Members); the repayment of obligations of the Corporation and its Subsidiaries; and the making of capital contributions to any stockholder of the Corporation or any of its Subsidiaries;
(e)the negotiation, execution and performance of any contracts, conveyances or other instruments (including instruments that limit the liability of the Corporation under contractual arrangements to all or particular assets of the Corporation);
(f)the declaration and payment of distributions of cash or other assets to stockholders;
(g)the selection and dismissal of officers, employees, agents, outside attorneys, accountants, consultants and contractors and the determination of their compensation and other terms of employment or hiring, and the creation and operation of employee benefit plans, employee programs and employee practices;
(h)the maintenance of insurance for the benefit of the Company Group and the Indemnified Persons;
(i)the formation of, or acquisition or disposition of an interest in, and the contribution of property and the making of loans to, any limited or general partnership, joint venture, corporation, limited liability company or other entity or arrangement;
(j)the control of any matters affecting the rights and obligations of the Corporation, including the bringing and defending of actions at law or in equity and otherwise engaging in the conduct of litigation, arbitration or remediation, and the incurring of legal expense and the settlement of claims and litigation;
(k)the indemnification of any Person against liabilities and contingencies to the extent permitted by law;
(l)the entering into of listing agreements with any National Securities Exchange and the delisting of some or all of the Shares from, or requesting that trading be suspended on, any such exchange;
(m)the issuance, sale or other disposition, and the purchase or other acquisition, of Shares or options, rights, warrants or appreciation rights relating to Shares;
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(n)the undertaking of any action in connection with the Corporation’s interest or participation in any Group Member;
(o)the registration of any offer, issuance, sale or resale of Shares or other securities issued or to be issued by the Corporation under the Securities Act and any other applicable securities laws (including any resale of Shares or other securities by stockholders or other securityholders); and
(p)the execution and delivery of agreements with Affiliates of the Corporation to render services to a Group Member.
2.Meetings
. The Board of Directors and any committee thereof may hold meetings, both regular and special, either within or without the State of Delaware. The Board of Directors may, by resolution, provide the time and place (if any) for the holding of regular meetings without any other notice than such resolution. Unless otherwise determined by the Board of Directors, the Secretary of the Corporation shall act as Secretary at all regular meetings of the Board of Directors and in the Secretary’s absence a temporary Secretary shall be appointed by the chairman of the meeting. Special meetings of the Board of Directors may be called by the Chairman or any Co-Chairman of the Board, the Chief Executive Officer, or, upon a resolution adopted by the Board of Directors, by the Secretary on forty-eight (48) hours’ notice, or on such shorter notice as the person or persons calling such meeting may deem necessary or appropriate in the circumstances.
3.Organization
. The Board of Directors may elect one of its members as Chairman of the Board (the “Chairman of the Board”), or two or more of its members as Co-Chairmen of the Board (each, a “Co-Chairman of the Board”). At each meeting of the Board of Directors, the Chairman or any Co-Chairman of the Board or, in the absence of a Chairman or Co-Chairman of the Board, a Director chosen by a majority of the Directors present, shall act as chairman of the meeting. The Secretary of the Corporation shall act as secretary at each meeting of the Board of Directors. In case the Secretary shall be absent from any meeting of the Board of Directors, an Assistant Secretary shall perform the duties of secretary at such meeting; and in the absence from any such meeting of the Secretary and all the Assistant Secretaries, the chairman of the meeting may appoint any person to act as secretary of the meeting.
4.Chairman of the Board of Directors
. The Chairman of the Board (a) shall not be the Chief Executive Officer of the Corporation and (b) shall be independent under the listing standards of any National Securities Exchange on which the Shares are listed or quoted for trading, any applicable rules of the Commission and any publicly disclosed standards used by the Board of Directors in determining and disclosing the independence of the Corporation’s Directors. If elected, the Chairman of the Board or any Co-Chairman of the Board shall preside at all meetings of the stockholders and of the Board of Directors; and shall have such other powers and duties as designated in the Certificate of
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Incorporation and these By-Laws and as from time to time may be assigned to him, her or them by the Board of Directors.
5.Resignations and Removals of Directors
. Any Director may resign as a member of the Board of Directors or any committee thereof at any time by giving notice of such Director’s resignation in writing or by electronic transmission to the Chairman or any Co-Chairman of the Board, if there be one, the Chief Executive Officer or the Secretary of the Corporation and, in the case of a committee, to the chairman of such committee, if there be one. Any such resignation shall take effect at the time specified therein, or if the time when it shall become effective shall not be specified therein, then it shall take effect immediately upon its receipt by the Corporation. Unless otherwise specified therein, the acceptance of such resignation shall not be necessary to make it effective. In an uncontested election for Directors, any incumbent Director who fails to be reelected shall promptly submit an offer to resign from the Board of Directors, to be accepted or rejected by the Board of Directors. Except as otherwise required by applicable law and subject to the rights, if any, of the holders of Preferred Shares then outstanding, any Director or the entire Board of Directors may be removed from office at any time, with or without cause, by the affirmative vote of a Share Majority. Any Director serving on a committee of the Board of Directors may be removed from such committee at any time by the Board of Directors. The vacancy in the Board of Directors caused by any such resignation or removal shall be filled by the Board of Directors as provided in clause (3) of Article SIXTH of the Certificate of Incorporation.
6.Quorum
. Except as otherwise required by law, the Certificate of Incorporation, these By-Laws or the rules and regulations of any National Securities Exchange on which the Shares are listed or quoted for trading, (a) at all meetings of the Board of Directors, a majority of the then total number of Directors in office shall constitute a quorum for the transaction of business, (b) at all meetings of any committee of the Board of Directors, the presence of a majority of the total number of members of such committee (assuming no vacancies) shall constitute a quorum and (c) the act of a majority of the Directors or committee members present at any meeting at which there is a quorum shall be the act of the Board of Directors or such committee, as the case may be. If a quorum shall not be present at any meeting of the Board of Directors or any committee, a majority of the Directors or members, as the case may be, present thereat may adjourn the meeting from time to time without further notice other than announcement at the meeting.
7.Actions of the Board by Written Consent
. Unless otherwise provided in the Certificate of Incorporation or these By-Laws, any action required or permitted to be taken at any meeting by the Board of Directors or any committee thereof, as the case may be, may be taken without a meeting if all the members of the Board of Directors or of such committee, as the case may be, consent thereto in writing or writings or electronic transmission or transmissions. A consent may be documented, signed and delivered in any manner permitted by Section 116 of the DGCL. Any person, whether or not then a Director, may provide, through instruction to an agent or otherwise, that a consent to action will be
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effective at a future time (including a time determined upon the happening of an event) no later than sixty (60) days after such instruction is given or such provision is made and such consent shall be deemed to have been given at such effective time so long as such person is then a Director and did not revoke the consent prior to such time. Any such consent shall be revocable prior to its becoming effective. After an action is taken, the consent or consents relating thereto shall be filed with the minutes of the proceedings of the Board of Directors, or the committee thereof, in the same paper or electronic form as the minutes are maintained.
8.Meetings by Means of Conference Telephone
. Members of the Board of Directors, or any committee thereof, may participate in a meeting of the Board of Directors or such committee by means of conference telephone or other communications equipment by means of which all Persons participating in the meeting can hear each other, and such participation in a meeting shall constitute presence in person at such meeting.
9.Committees
. The Board of Directors may, by resolution or resolutions passed by a majority of the then total number of members of the Board of Directors, designate one or more other committees consisting of one or more Directors of the Corporation, which, to the extent permitted by law and provided in such resolution or resolutions, shall have and may exercise, subject to the provisions of these By-Laws, the DGCL and the Certificate of Incorporation, the powers and authority of the Board of Directors granted hereunder; but no such committee shall have the power to fill vacancies in the Board of Directors or any committee or in their respective membership, to approve or adopt, or recommend to the stockholders, any action or matter, other than the election or removal of Directors, expressly required by these By-Laws, the DGCL or the Certificate of Incorporation to be submitted to stockholders for their approval, or to authorize the issuance of Shares, except that such a committee may, to the extent provided in such resolutions and subject to the provisions of these By-Laws, the DGCL and the Certificate of Incorporation (including any Share Designation), (a) grant and authorize options and other rights with respect to the Shares pursuant to and in accordance with any plan or authorizing resolutions approved by the Board of Directors and (b) function as the pricing committee with respect to any offering of Shares authorized by the Board of Directors. Each member of a committee must meet the requirements for membership, if any, imposed by applicable law and the rules and regulations of any National Securities Exchange on which the Shares are listed or quoted for trading. Such committee or committees shall have such name or names as may be determined from time to time by resolution adopted by the Board of Directors. A majority of all the members of any such committee may determine its action and fix the time and place, if any, of its meetings and specify what notice thereof, if any, shall be given, unless the Board of Directors shall otherwise provide. The Board of Directors shall have power to change the members of any such committee at any time to fill vacancies, and to discharge any such committee, either with or without cause, at any time. The Secretary of the Corporation shall act as Secretary of any committee, unless otherwise provided by the Board of Directors or the committee. The Board of Directors may designate one or more Directors as alternate members of any committee, who may replace any absent or disqualified member at any meeting of the committee, or if none be so appointed the member or
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members thereof present at any meeting and not disqualified from voting, whether or not such member or members or they constitute a quorum, may unanimously appoint another member of the Board of Directors to act at the meeting in the place of any such absent or disqualified member. Any committee, to the extent permitted by law and provided in the resolution establishing such committee, shall keep regular minutes of its meetings and proceedings and report the same to the Board of Directors at the next meeting thereof.
10.Remuneration
. The Board of Directors or a duly authorized committee thereof may establish reasonable remuneration for any Director’s services as a member of the Board of Directors (including for service on any committee of the Board of Directors) at any time and from time to time by resolution. The Board of Directors may also likewise provide that the Corporation shall reimburse each Director for any reasonable and documented expenses actually paid by such Director on account of such Director’s attendance at any meeting. Nothing in this Section 3.10 of Article III shall be construed to preclude any Director from serving the Corporation in any other capacity and receiving remuneration therefor.
11.Interested Directors
. Except for a controlling stockholder transaction, which shall be subject to Section 144(b) or (c) of the DGCL, as applicable, an act or transaction involving or between the Corporation, or one or more of the Corporation’s subsidiaries, on the one hand, and one or more of the Corporation’s Directors or Officers, on the other hand, or involving or between the Corporation or one or more of the Corporation’s subsidiaries, on the one hand, and any other corporation, partnership (general or limited), limited liability company, statutory trust, association, or any other entity or organization in which one or more of its Directors or Officers are directors, stockholders, partners, managers, members, or officers, or have a financial interest, on the other hand, may not be the subject of equitable relief, or give rise to an award of damages, against a Director or Officer of the Corporation because of the foregoing circumstances or the receipt of any benefit by any such Director, Officer, entity, or organization or because the Director or Officer is present at or participates in the meeting of the Board of Directors or committee thereof which authorizes the act or transaction or was involved in the initiation, negotiation, or approval of the act or transaction (including by virtue of a Director’s vote being counted for such purpose), if: (a) the material facts as to the Director’s or Officer’s relationship or interest and as to the act or transaction, including any involvement in the initiation, negotiation, or approval of the act or transaction, are disclosed or are known to all members of the Board of Directors or a committee of the Board of Directors, and the Board of Directors or committee in good faith and without gross negligence authorizes the act or transaction by the affirmative votes of a majority of the disinterested Directors then serving on the Board of Directors or such committee (as applicable), even though the disinterested Directors be less than a quorum; provided that if a majority of the Directors are not disinterested Directors with respect to the act or transaction, such act or transaction shall be approved (or recommended for approval) by a committee of the Board of Directors that consists of two or more Directors, each of whom the Board of Directors has determined to be a disinterested Director with respect to the act or transaction; or (b) the act or transaction is approved or ratified by an informed, uncoerced, affirmative vote of a majority of
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the votes cast by the disinterested stockholders; or (c) the act or transaction is fair as to the Corporation and the Corporation’s stockholders as of the time it is authorized, approved or ratified by the Board of Directors, a committee thereof or the stockholders. Interested Directors may be counted in determining the presence of a quorum at a meeting of the Board of Directors or of a committee which authorizes such contract or transaction.
ARTICLE IV

OFFICERS
1.General
. The Board of Directors shall have the power and authority to appoint such officers with such titles, authority and duties as determined by the Board of Directors. Such Persons so designated by the Board of Directors shall be referred to as “Officers.” Unless provided otherwise by resolution of the Board of Directors, the Officers shall have the titles, power, authority and duties described below in this Article IV. The Officers of the Corporation may include a Chief Executive Officer, a Chief Financial Officer, a Chief Operating Officer, one or more Presidents or Co-Presidents, one or more Vice Presidents (who may be further classified by such descriptions as “executive,” “senior,” “assistant” or otherwise, as the Board of Directors shall determine), a Secretary, one or more Assistant Secretaries, a Treasurer and one or more Assistant Treasurers. Officers shall be elected by the Board of Directors, which shall consider that subject at its first meeting after every annual meeting of stockholders and as necessary to fill vacancies. Each Officer shall hold office until his or her successor is elected and qualified or until his or her earlier death, resignation or removal. Any number of offices may be held by the same Person. The compensation of Officers elected by the Board of Directors shall be fixed from time to time by the Board of Directors or by such Officers as may be designated by resolution of the Board of Directors.
2.Resignation and Removal
. Any Officer may resign at any time upon written notice to the Corporation, and such resignation shall be effective upon receipt unless it is specified to be effective at a later time. If a resignation is made effective at a later date and the Corporation accepts the future effective date, the Board of Directors may fill the pending vacancy before the effective date if the Board of Directors provides that the successor shall not take office until the effective date. Any Officer, agent or employee of the Corporation may be removed by the Board of Directors with or without cause at any time. The Board of Directors hereby also delegates the power of removal as to Officers, agents and employees who have not been appointed by the Board of Directors to the Chairman of the Board. Such removal shall be without prejudice to a Person’s contract rights, if any, but the appointment of any Person as an Officer, agent or employee of the Corporation shall not of itself create contract rights.
3.Voting Securities Owned by the Corporation
. Unless otherwise directed by the Board of Directors, the Chief Executive Officer, any President or Co-President, the Chief Financial Officer, the Chief Operating Officer or any other
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Officer of the Corporation authorized by the Chief Executive Officer shall have power to vote and otherwise act on behalf of the Corporation, in person or by proxy, at any meeting of members of or with respect to any action of equity holders of any other entity in which the Corporation may hold securities and otherwise to exercise any and all rights and powers which the Corporation may possess by reason of its ownership of securities in such other entities.
4.Chief Executive Officer
. Subject to the control and oversight of the Board of Directors, the Chief Executive Officer shall have general executive charge, management and control of the properties, day-to-day business and operations of the Corporation with all such powers as may be reasonably incident to such responsibilities; he or she may employ and discharge employees and agents of the Corporation except such as shall be appointed by the Board of Directors, and he or she may delegate these powers; he or she may agree upon and execute all leases, contracts, evidences of indebtedness and other obligations in the name of the Corporation, and shall have such other powers and duties as designated in accordance with the Certificate of Incorporation and these By-Laws and as from time to time may be assigned to him or her by the Board of Directors.
5.Senior Officers
. Unless the Board of Directors otherwise determines, the Chief Financial Officer, Chief Operating Officer and every President and Co-President shall have the authority to agree upon and execute all leases, contracts, evidences of indebtedness and other obligations in the name of the Corporation. Unless the Board of Directors otherwise determines, in the absence of the Chairman of the Board or any Co-Chairman of the Board or if there be no Chairman of the Board or Co-Chairman of the Board, the Board of Directors may designate the Chief Financial Officer, Chief Operating Officer or a President or Co-President to preside at all meetings of the stockholders and (should he or she be a Director) of the Board of Directors. The Chief Financial Officer, Chief Operating Officer and each President and Co-President shall have such other powers and duties as designated in accordance with the Certificate of Incorporation and these By-Laws and as from time to time may be assigned to him or her by the Board of Directors. In the absence of a Chief Financial Officer, Chief Operating Officer, President or Co-President or in the event of an inability or refusal of the Chief Financial Officer, Chief Operating Officer and all Presidents and Co-Presidents to act, a Vice President designated by the Board of Directors shall perform the duties of a President, and when so acting shall have all the powers of and be subject to all the restrictions upon a President. In the absence of a designation by the Board of Directors of a Vice President to perform the duties of a President, or in the event of his absence or inability or refusal to act, the Vice President who is present and who is senior in terms of uninterrupted time as a Vice President of the Corporation shall so act. A Vice President shall perform such other duties and have such other powers as the Board of Directors may from time to time prescribe. Unless otherwise provided by the Board of Directors, each Vice President will have authority to act within his or her respective areas and to sign contracts relating thereto.
6.Treasurer and Assistant Treasurer
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. The Treasurer shall have responsibility for the custody and control of all the funds and securities of the Corporation and shall have such other powers and duties as designated in the Certificate of Incorporation and these By-Laws and as from time to time may be assigned to the Treasurer by the Board of Directors. The Treasurer shall perform all acts incident to the position of Treasurer, subject to the control of the Chief Executive Officer, the Chief Financial Officer and the Board of Directors. Each Assistant Treasurer shall have the usual powers and duties pertaining to his or her office, together with such other powers and duties as designated in the Certificate of Incorporation and these By-Laws and as from time to time may be assigned to him or her by the Chief Executive Officer, the Chief Financial Officer or the Board of Directors. The Assistant Treasurers shall exercise the powers of the Treasurer during that Officer’s absence or inability or refusal to act. An Assistant Treasurer shall also perform such other duties as the Treasurer or the Board of Directors may assign to him or her.
7.Secretary and Assistant Secretary
. The Secretary shall issue all authorized notices for, and shall keep minutes of, all meetings of the stockholders and the Board of Directors. The Secretary shall have charge of the corporate books and shall perform such other duties as the Board of Directors may from time to time prescribe. In the absence or inability to act of the Secretary, any Assistant Secretary may perform all the duties and exercise all the powers of the Secretary. The performance of any such duty shall, in respect of any other Person dealing with the Corporation, be conclusive evidence of his or her power to act. An Assistant Secretary shall also perform such other duties as the Secretary or the Board of Directors may assign to him or her.
8.Other Officers
. The Board of Directors may from time to time delegate the powers or duties of any Officer to any other Officers or agents, notwithstanding any provision hereof.
ARTICLE V

STOCK
1.Certificates
. Notwithstanding anything to the contrary herein, unless the Board of Directors shall determine otherwise in respect of some or all of any or all classes of Shares, Shares shall not be evidenced by certificates. Certificates that are issued shall be executed on behalf of the Corporation by the Chairman of the Board, President, Chief Executive Officer or any Executive Vice President or Vice President and the Chief Financial Officer or the Secretary or any Assistant Secretary of the Corporation. No Certificate for a class of Shares shall be valid for any purpose until it has been countersigned by the Transfer Agent for such class of Shares; provided, however, that if the Board of Directors elects to cause the Corporation to issue Shares of such class in global form, the Certificate shall be valid upon receipt of a certificate from the Transfer Agent certifying that the Shares have been duly registered in accordance with the directions of the Corporation. The Shares of the Corporation shall be entered in the books of the Corporation as they are issued and shall exhibit the holder’s name and number of Shares. The Shares of the Corporation shall be
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transferred on the books of the Corporation, which may be maintained by a third-party registrar or the Transfer Agent, by the holder thereof in person or by his attorney, upon surrender for cancellation of certificates for at least the same number of Shares, with an assignment and power of transfer endorsed thereon or attached thereto, duly executed, with such proof of the authenticity of the signature as the Corporation or its agents may reasonably require or upon receipt of proper transfer instructions from the registered holder of uncertificated Shares and upon compliance with appropriate procedures for transferring Shares in uncertificated form, at which time the Corporation shall issue a new certificate to the person entitled thereto (if the Shares are then represented by certificates), cancel the old certificate and record the transaction upon its books.
2.Signatures
. Each certificated Share shall be signed by, or in the name of, the Corporation by any two authorized officers of the Corporation, certifying the number of shares owned by such stockholder in the Corporation. In case any officer, the Transfer Agent or registrar who has signed or whose facsimile signature has been placed upon a certificate has ceased to be such officer, transfer agent or registrar before such certificate is issued, it may be issued by the Corporation with the same effect as if he were such officer, transfer agent or registrar at the date of issue. The use of facsimile signatures affixed in the name and on behalf of the transfer agent and registrar of the Corporation on certificates representing Shares is expressly permitted by these By-Laws.
3.Lost or Mutilated Certificates
. If any mutilated Certificate is surrendered to the Transfer Agent, the appropriate Officers on behalf of the Corporation shall execute, and the Transfer Agent shall countersign and deliver in exchange therefor, a new Certificate evidencing the same number and class or series of Shares as the Certificate so surrendered. The appropriate Officers on behalf of the Corporation shall execute, and the Transfer Agent shall countersign and deliver, a new Certificate in place of any Certificate previously issued if the Record Holder of the Certificate: (a) makes proof by affidavit, in form and substance satisfactory to the Corporation, that a previously issued Certificate has been lost, destroyed or stolen; (b) requests the issuance of a new Certificate before the Corporation has notice that the Certificate has been acquired by a purchaser for value in good faith and without notice of an adverse claim; (c) if requested by the Corporation, delivers to the Corporation a bond, in form and substance satisfactory to the Corporation, with surety or sureties and with fixed or open penalty as the Corporation may direct to indemnify the Corporation and the Transfer Agent against any claim that may be made on account of the alleged loss, destruction or theft of the Certificate; and (d) satisfies any other reasonable requirements imposed by the Corporation. If a stockholder fails to notify the Corporation within a reasonable time after he has notice of the loss, destruction or theft of a Certificate, and a transfer of the Shares represented by the Certificate is registered before the Corporation or the Transfer Agent receives such notification, the stockholder shall be precluded from making any claim against the Corporation or the Transfer Agent for such transfer or for a new Certificate. As a condition to the issuance of any new Certificate under this Section 5.3 of Article V, the Corporation may require the payment of a sum sufficient to cover any tax or other governmental charge that may
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be imposed in relation thereto and any other expenses (including the fees and expenses of the Transfer Agent) reasonably connected therewith.
4.Transfer of Shares
. The Board of Directors shall have the power and authority to make all such rules and regulations concerning the issue, transfer and registration or the replacement of certificates for Shares of the Corporation to the extent permitted by applicable law. The Corporation may enter into additional agreements with stockholders to restrict the transfer of Shares of the Corporation in any manner not prohibited by the DGCL.
5.Settlement of Transactions
. Nothing contained in these By-Laws shall preclude the settlement of any transactions involving Shares entered into through the facilities of any National Securities Exchange on which such Shares are listed or quoted for trading.
6.Dividend Record Date
. In order that the Corporation may determine the stockholders entitled to receive payment of any dividend or other distribution or allotment of any rights or the stockholders entitled to exercise any rights in respect of any change, conversion or exchange of stock, or for the purpose of any other lawful action, the Board of Directors may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted, and which record date shall be not more than sixty (60) days prior to such action. If no record date is fixed, the record date for determining stockholders for any such purpose shall be at the close of business on the day on which the Board of Directors adopts the resolution relating thereto.
7.Record Owners
. The Corporation shall be entitled to recognize the Record Holder as the owner of a Share and, accordingly, shall not be bound to recognize any equitable or other claim to or interest in such Share on the part of any other Person, regardless of whether the Corporation shall have actual or other notice thereof, except as otherwise provided by law or any applicable rule, regulation, guideline or requirement of any National Securities Exchange on which such Shares are listed or quoted for trading. Without limiting the foregoing, when a Person (such as a broker, dealer, bank, trust company or clearing corporation or an agent of any of the foregoing) is acting as nominee, agent or in some other representative capacity for another Person in acquiring and/or holding Shares, as between the Corporation on the one hand, and such other Persons on the other, such representative Person shall be the Record Holder of such Shares.
8.Splits and Combinations
.
(a)Subject to the provisions of the DGCL, the Corporation may make a pro rata distribution of Shares of any class or series to all Record Holders of such class or series of Shares, or may effect a subdivision or combination of Shares of any class or series so long as,
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after any such event and subject to the effect of Section 5.8(d) of Article V, each stockholder shall have the same proportionate ownership of such class or series of Shares of capital stock of the Corporation as before such event, and any amounts calculated on a per Share basis or stated as a number of Shares are proportionately adjusted.
(b)Whenever such a distribution, subdivision or combination of Shares is declared, the Board of Directors shall select a Record Date as of which the distribution, subdivision or combination shall be effective and shall send notice thereof at least twenty (20) days prior to such Record Date to each Record Holder as of a date not more than ten (10) days prior to the date of such notice.
(c)Promptly following any such distribution, subdivision or combination, the Corporation may issue Certificates to the Record Holders of Shares as of the applicable Record Date representing the new number of Shares held by such Record Holders, or the Board of Directors may adopt such other procedures that it determines to be necessary or appropriate to reflect such changes. If any such combination results in a smaller total number of Shares Outstanding, the Corporation shall require, as a condition to the delivery to a Record Holder of such new Certificate, the surrender of any Certificate held by such Record Holder immediately prior to such Record Date.
(d)The Corporation shall not issue fractional Shares upon any distribution, subdivision or combination of Shares.
ARTICLE VI

NOTICES
1.Notices
. Whenever stockholders are required or permitted to take any action at a meeting, a notice of the meeting shall be given in accordance with Section 232 of the DGCL, and such notice shall state the place, if any, date and hour of the meeting, the means of remote communications, if any, by which stockholders and proxy holders may be deemed to be present in person and vote at such meeting, the record date for determining the stockholders entitled to vote at such meeting, if such date is different from the record date for determining stockholders entitled to notice of such meeting and, in the case of a special meeting of stockholders, the purpose or purposes for which the meeting is called. Unless otherwise required by law, notice of any meeting shall be given not less than ten (10) nor more than sixty (60) days before the date of the meeting to each stockholder entitled to vote at such meeting as of the record date for determining stockholders entitled to notice of such meeting. Any document enclosed with, annexed to, or appended to a notice of meeting shall be deemed part of such notice for purposes of determining whether notice was duly given.
2.Waivers of Notice
. Whenever notice to the stockholders is required to be given under applicable law, the Certificate of Incorporation or these By-Laws, a written waiver, signed by the Person entitled to notice, whether before or after the time stated therein, shall be deemed equivalent to notice. Attendance of a Person at any such meeting of the stockholders in person or represented by proxy, shall constitute a waiver of notice of such meeting, except when the Person attends a
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meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened. Neither the business to be transacted at, nor the purpose of, any regular or special meeting of the stockholders need be specified in any written waiver of notice unless so required by law, the Certificate of Incorporation or these By-Laws. All waivers and approvals shall be filed with the Corporation records or made part of the minutes of the meeting.
ARTICLE VII

GENERAL PROVISIONS
1.Disbursements
. All checks or demands for money and notes of the Corporation shall be signed by such Officer or Officers or such other Person or Persons as the Board of Directors may from time to time designate.
2.Fiscal Year
. The fiscal year of the Corporation shall be a calendar year ending December 31, unless otherwise determined by the Board of Directors.
3.Corporate Seal
. The corporate seal shall have inscribed thereon the name of the Corporation, the year of its organization and the words “Corporate Seal, Delaware.” The seal may be used by causing it or a facsimile thereof to be impressed or affixed or reproduced or otherwise.
4.Title to Corporation Assets
. Title to Corporation assets, whether real, personal or mixed and whether tangible or intangible, shall be deemed to be owned by the Corporation as an entity, and no stockholder, Director or Officer, individually or collectively, shall have any ownership interest in such Corporation assets or any portion thereof. Title to any or all of the Corporation assets may be held in the name of the Corporation or one or more nominees, as the Board of Directors may determine. All Corporation assets shall be recorded as the property of the Corporation in its books and records, irrespective of the name in which record title to such Corporation assets is held.
5.Construction
. Unless the context requires otherwise: (a) any pronoun used in these By-Laws shall include the corresponding masculine, feminine or neuter forms; (b) references to Articles and Sections refer to Articles and Sections of these By-Laws; and (c) the term “include” or “includes” means includes, without limitation, and “including” means including, without limitation.
6.Formation
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. The Corporation has been converted to, and incorporated as, a corporation pursuant to the provisions of the DGCL. Except as expressly provided to the contrary in the Certificate of Incorporation or these By-Laws, the rights, duties, liabilities and obligations of the stockholders and the administration, dissolution and termination of the Corporation shall be governed by the DGCL. All Shares shall constitute personal property of the owner thereof for all purposes and a stockholder has no interest in specific Corporation property.
7.Records and Accounting
. The Board of Directors shall keep or cause to be kept at the principal office of the Corporation appropriate books and records with respect to the Corporation’s business, including all books and records necessary to provide to the stockholders any information required to be provided pursuant to these By-Laws or under applicable law. Any books and records maintained by or on behalf of the Corporation in the regular course of its business, including the record of the stockholders, books of account and records of Corporation proceedings, may be kept on, or by means of, or be in the form of any information storage device, method, or one (1) or more electronic networks or databases; provided that the books and records so maintained are convertible into clearly legible written form within a reasonable period of time. The books of the Corporation shall be maintained, for tax and financial reporting purposes, on an accrual basis in accordance with U.S. generally accepted accounting principles.
8.Reports
.
(a)As soon as practicable, but in no event later than one hundred and twenty (120) days after the close of each fiscal year of the Corporation, the Board of Directors shall use commercially reasonable efforts to cause to be mailed or made available to each Record Holder of a Share, as of a date selected by the Board of Directors, an annual report containing financial statements of the Corporation for such fiscal year of the Corporation, presented in accordance with U.S. generally accepted accounting principles, including a balance sheet and statements of operations, equity and cash flows, such statements to be audited by a registered public accounting firm selected by the Board of Directors.
(b)As soon as practicable, but in no event later than ninety (90) days after the close of each Quarter except the last Quarter of each fiscal year, the Board of Directors shall use commercially reasonable efforts to cause to be mailed or made available to each Record Holder of a Share, as of a date selected by the Board of Directors, a report containing unaudited financial statements of the Corporation and such other information as may be required by applicable law, regulation or rule of any National Securities Exchange on which the Shares are listed or quoted for trading, or as the Board of Directors determines to be necessary or appropriate.
(c)The Corporation shall be deemed to have made a report available to each Record Holder as required by this Section 7.8 of Article VII if it has either (i) filed such report with the Commission via its Electronic Data Gathering, Analysis and Retrieval system and such report is publicly available on such system or (ii) made such report available on any publicly available website maintained by the Corporation.
9.Invalidity of Provisions
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. If any provision of these By-Laws is or becomes invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not be affected thereby and these By-Laws shall, to the fullest extent permitted by law, be reformed and construed as if such invalid, illegal or unenforceable provision, or part of a provision, had never been contained herein, and such provisions or part reformed so that it would be valid, legal and enforceable to the maximum extent possible.
10.Definitions
. The following definitions shall be for all purposes, unless otherwise clearly indicated to the contrary, applied to the terms used in these By-Laws.
(a)“Affiliate” means, with respect to any Person, any other Person that directly or indirectly through one or more intermediaries Controls, is Controlled by or is under common Control with the Person in question. As used herein, the term “Control” means the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of a Person, whether through ownership of voting securities, by contract or otherwise.
(b)“Associate” shall have the meaning set forth in Rule 12b-2 under the Exchange Act.
(c)“Beneficial owner” or “beneficially owned” shall have the meaning set forth in Section 13(d) of the Exchange Act, and “owned beneficially” shall have the correlative meaning.
(d)“Business Day” means Monday through Friday of each week, except that a legal holiday recognized as such by the government of the United States of America or the State of New York shall not be regarded as a Business Day.
(e)“Certificate” means a certificate in such form as may be adopted by the Board of Directors, issued by the Corporation evidencing ownership of one or more Shares.
(f)“Class A Share” shall have the same meaning as set forth in the Certificate of Incorporation.
(g)“Commission” means the United States Securities and Exchange Commission.
(h)“Company Group” means the Corporation and each Subsidiary of the Corporation.
(i)“Director” means a member of the Board of Directors of the Corporation.
(j)“Exchange Act” means the Securities Exchange Act of 1934, as amended, supplemented or restated from time to time and any successor to such statute, and the rules and regulations promulgated thereunder.
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(k)“Governmental Entity” means any court, administrative agency, regulatory body, commission or other governmental authority, board, bureau or instrumentality, domestic or foreign and any subdivision thereof.
(l)“Group Member” means a member of the Company Group.
(m)“Indemnified Person” means (a) any Person who is or was a Director or Officer of the Corporation or its predecessor, (b) any Person who is or was serving at the request of the Corporation or its predecessor as an officer, director, member, manager, partner, fiduciary or trustee of another Person (including any Subsidiary); provided that a Person shall not be an Indemnified Person by reason of providing, on a fee-for-services basis, trustee, fiduciary or custodial services and (c) any Person the Board of Directors designates as an “Indemnified Person” for purposes of these By-Laws following the effectiveness of these By-Laws.
(n)“National Securities Exchange” means an exchange registered with the Commission under Section 6(a) of the Exchange Act.
(o)“Outstanding” means, with respect to Shares, all Shares that are issued by the Corporation and reflected as outstanding on the Corporation’s books and records as of the date of determination.
(p)“Person” means any individual, corporation, firm, partnership, joint venture, limited liability company, estate, trust, business association, organization, Governmental Entity or other entity.
(q)“Preferred Shares” shall have the same meaning as set forth in the Certificate of Incorporation.
(r)“Quarter” means, unless the context requires otherwise, a fiscal quarter of the Corporation.
(s)“Record Date” means the date established by the Board of Directors for determining (i) the identity of the Record Holders entitled to notice of, or to vote at, any meeting of stockholders or entitled to exercise rights in respect of any lawful action of stockholders or (ii) the identity of Record Holders entitled to receive any report or distribution or to participate in any offer.
(t)“Record Holder” or “holder” means (a) with respect to any Class A Shares, the Person in whose name such Shares are registered on the books of the Transfer Agent as of the opening of business on a particular Business Day, and (b) with respect to any Shares of any other class, the Person in whose name such Shares are registered on the books that the Corporation has caused to be kept as of the opening of business on such Business Day.
(u)“Securities Act” means the Securities Act of 1933, as amended, supplemented or restated from time to time and any successor to such statute, and the rules and regulations promulgated thereunder.
(v)“Share” shall have the same meaning as set forth in the Certificate of Incorporation.
(w)“Share Majority” means a majority of the total votes that may be cast in the election of Directors by holders of all Outstanding Voting Shares.
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(x)“Subsidiary” shall have the same meaning as set forth in the Certificate of Incorporation.
(y)“transfer” means, with respect to a Share, a transaction by which the Record Holder of a Share assigns such Share to another Person who is or becomes a stockholder, and includes a sale, assignment, gift, exchange or any other disposition by law or otherwise, including any transfer upon foreclosure of any pledge, encumbrance, hypothecation or mortgage.
(z)“Transfer Agent” means, with respect to any class of Shares, such bank, trust company or other Person (including the Corporation or one of its Affiliates) as shall be appointed from time to time by the Corporation to act as registrar and transfer agent for such class of Shares; provided that if no Transfer Agent is specifically designated for such class of Shares, the Corporation shall act in such capacity.
(aa)“Voting Shares” means the Class A Shares, the Preferred Shares, and any other class of Shares that entitles the Record Holder thereof to vote on any matter submitted for consent or approval of stockholders pursuant to the DGCL, these By-Laws or the Certificate of Incorporation (including any Share Designation).
ARTICLE VIII

INDEMNIFICATION
1.Power to Indemnify in Actions, Suits or Proceedings other than Those by or in the Right of the Corporation
. Subject to Section 8.3 of Article VIII, the Corporation shall indemnify any Indemnified Person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the Corporation), by reason of his or her status as such against expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by such Indemnified Person in connection with such action, suit or proceeding if such Indemnified Person acted in good faith and in a manner such Indemnified Person reasonably believed to be in or not opposed to the best interests of the Corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe such Indemnified Person’s conduct was unlawful. The termination of any action, suit or proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that the Indemnified Person did not act in good faith and in a manner which such Indemnified Person reasonably believed to be in or not opposed to the best interests of the Corporation, and, with respect to any criminal action or proceeding, had reasonable cause to believe that such Indemnified Person’s conduct was unlawful.
2.Power to Indemnify in Actions, Suits or Proceedings by or in the Right of the Corporation
. Subject to Section 8.3 of Article VIII, the Corporation shall indemnify any Indemnified Person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the Corporation to procure a judgment in its favor by reason of his or her status as such against expenses (including attorneys’ fees) actually and reasonably
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incurred by such Indemnified Person in connection with the defense or settlement of such action or suit if such Indemnified Person acted in good faith and in a manner such Indemnified Person reasonably believed to be in or not opposed to the best interests of the Corporation; except that no indemnification shall be made in respect of any claim, issue or matter as to which such Indemnified Person shall have been adjudged to be liable to the Corporation unless and only to the extent that the Court of Chancery or the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such Indemnified Person is fairly and reasonably entitled to indemnity for such expenses which the Court of Chancery or such other court shall deem proper.
3.Authorization of Indemnification
. Any indemnification under this Article VIII (unless ordered by a court) shall be made by the Corporation only as authorized in the specific case upon a determination that indemnification of the Indemnified Person is proper in the circumstances because such Indemnified Person has met the applicable standard of conduct set forth in Section 8.1 or Section 8.2 of Article VIII, as the case may be. Such determination shall be made, with respect to an Indemnified Person who is a Director or Officer at the time of such determination, (a) by a majority vote of the Directors who are not parties to such action, suit or proceeding, even though less than a quorum, (b) by a committee of such Directors designated by a majority vote of such Directors, even though less than a quorum, or (c) if there are no such Directors, or if such Directors so direct, by independent legal counsel in a written opinion or (d) by the stockholders. Such determination shall be made, with respect to any other Indemnified Person, by any person or persons having the authority to act on the matter on behalf of the Corporation. To the extent, however, that an Indemnified Person has been successful on the merits or otherwise in defense of any action, suit or proceeding described above, or in defense of any claim, issue or matter therein, such Indemnified Person shall be indemnified against expenses (including attorneys’ fees) actually and reasonably incurred by such Indemnified Person in connection therewith, without the necessity of authorization in the specific case.
4.Good Faith Defined
. For purposes of any determination under Section 8.3 of Article VIII, an Indemnified Person shall be deemed to have acted in good faith and in a manner such Indemnified Person reasonably believed to be in or not opposed to the best interests of the Corporation, or, with respect to any criminal action or proceeding, to have had no reasonable cause to believe such Indemnified Person’s conduct was unlawful, if such Indemnified Person’s action is based on the records or books of account of the Corporation or another enterprise, or on information supplied to such Indemnified Person by the Officers of the Corporation or another enterprise in the course of their duties, or on the advice of legal counsel for the Corporation or another enterprise or on information or records given or reports made to the Corporation or another enterprise by an independent certified public accountant or by an appraiser or other expert selected with reasonable care by the Corporation or another enterprise. The provisions of this Section 8.4 of Article VIII shall not be deemed to be exclusive or to limit in any way the circumstances in which an Indemnified Person may be deemed to have met the applicable standard of conduct set forth in Section 8.1 or Section 8.2 of Article VIII, as the case may be.
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5.Indemnification by a Court
. Notwithstanding any contrary determination in the specific case under Section 8.3 of Article VIII, and notwithstanding the absence of any determination thereunder, any Indemnified Person may apply to the Court of Chancery or any other court of competent jurisdiction in the State of Delaware for indemnification to the extent otherwise permissible under Section 8.1 or Section 8.2 of Article VIII. The basis of such indemnification by a court shall be a determination by such court that indemnification of the Indemnified Person is proper in the circumstances because such Indemnified Person has met the applicable standard of conduct set forth in Section 8.1 or Section 8.2 of Article VIII, as the case may be. Neither a contrary determination in the specific case under Section 8.3 of Article VIII nor the absence of any determination thereunder shall be a defense to such application or create a presumption that the Indemnified Person seeking indemnification has not met any applicable standard of conduct. Notice of any application for indemnification pursuant to this Section 8.5 of Article VIII shall be given to the Corporation promptly upon the filing of such application. If successful, in whole or in part, the Indemnified Person seeking indemnification shall also be entitled to be paid the expense of prosecuting such application.
6.Expenses Payable in Advance
. Expenses (including attorneys’ fees) incurred by an Indemnified Person in defending any civil, criminal, administrative or investigative action, suit or proceeding shall be paid by the Corporation in advance of the final disposition of such action, suit or proceeding upon receipt of an undertaking by or on behalf of such Indemnified Person to repay such amount if it shall ultimately be determined that such Indemnified Person is not entitled to be indemnified by the Corporation as authorized in this Article VIII. Such expenses (including attorneys’ fees) incurred by Indemnified Persons that are former Directors or Officers or other employees and agents may be so paid upon such terms and conditions, if any, as the Corporation deems appropriate.
7.Nonexclusivity of Indemnification and Advancement of Expenses
. The indemnification and advancement of expenses provided by, or granted pursuant to, this Article VIII shall not be deemed exclusive of any other rights to which those seeking indemnification or advancement of expenses may be entitled under the Certificate of Incorporation, these By-Laws, agreement, vote of stockholders or disinterested Directors or otherwise, both as to action in such Indemnified Person’s official capacity and as to action in another capacity while holding such office, it being the policy of the Corporation that indemnification of the Persons specified in Section 8.1 and Section 8.2 of Article VIII shall be made to the fullest extent permitted by law. The right to indemnification or to advancement of expenses arising under a provision of the Certificate of Incorporation or these By-laws shall not be eliminated or impaired by an amendment to or repeal or elimination of a provision of the Certificate of Incorporation or these By-laws after the occurrence of the act or omission that is the subject of the civil, criminal, administrative or investigative action, suit or proceeding for which indemnification or advancement of expenses is sought, unless the provision in effect at the time of such act or omission explicitly authorizes such elimination or impairment after such act
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or omission has occurred. The provisions of this Article VIII shall not be deemed to preclude the indemnification of any Person who is not specified in Section 8.1 or Section 8.2 of Article VIII but whom the Corporation has the power or obligation to indemnify under the provisions of the DGCL, or otherwise.
8.Insurance
. The Corporation may purchase and maintain insurance on behalf of any Indemnified Person against any liability asserted against such Indemnified Person and incurred by such Indemnified Person in any capacity as an Indemnified Person, or arising out of such Person’s status as such, whether or not the Corporation would have the power or the obligation to indemnify such Person against such liability under the provisions of this Article VIII.
9.Certain Definitions
. For purposes of this Article VIII, references to the “Corporation” shall include, in addition to the resulting corporation, any constituent corporation (including any constituent of a constituent) absorbed in a consolidation or merger which, if its separate existence had continued, would have had power and authority to indemnify its directors or officers, so that any Person who is or was a director or officer of such constituent corporation, or is or was a director or officer of such constituent corporation serving at the request of such constituent corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, shall stand in the same position under the provisions of this Article VIII with respect to the resulting or surviving corporation as such Person would have with respect to such constituent corporation if its separate existence had continued. The term “another enterprise” as used in this Article VIII shall mean any other corporation or any partnership, joint venture, trust, employee benefit plan or other enterprise of which such Person is or was serving at the request of the Corporation as a director, officer, employee or agent. For purposes of this Article VIII, references to “fines” shall include any excise taxes assessed on a Person with respect to an employee benefit plan; and references to “serving at the request of the Corporation” shall include any service as a Director, Officer, employee or agent of the Corporation which imposes duties on, or involves services by, such Director or Officer with respect to an employee benefit plan, its participants or beneficiaries; and a Person who acted in good faith and in a manner such Person reasonably believed to be in the interest of the participants and beneficiaries of an employee benefit plan shall be deemed to have acted in a manner “not opposed to the best interests of the Corporation” as referred to in this Article VIII.
10.Survival of Indemnification and Advancement of Expenses
. The indemnification and advancement of expenses provided by, or granted pursuant to, this Article VIII shall, unless otherwise provided when authorized or ratified, continue as to a Person who has ceased to be a Director or Officer and shall inure to the benefit of the heirs, executors and administrators of such a Person.
11.Limitation on Indemnification
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. Notwithstanding anything contained in this Article VIII to the contrary, except for proceedings to enforce rights to indemnification (which shall be governed by Section 8.5 of Article VIII), the Corporation shall not be obligated to indemnify any Indemnified Person (or his or her heirs, executors or personal or legal representatives) or advance expenses in connection with a proceeding (or part thereof) initiated by such Person unless such proceeding (or part thereof) was authorized or consented to by the Board of Directors of the Corporation.
12.Indemnification of Employees and Agents
. The Corporation may, to the extent authorized from time to time by the Board of Directors, provide rights to indemnification and to the advancement of expenses to employees and agents of the Corporation similar to those conferred in this Article VIII to Indemnified Persons.
13.Indemnification with Respect to Employee Benefit Plans
. Any liabilities which an Indemnified Person incurs as a result of acting on behalf of the Corporation (whether as a fiduciary or otherwise) in connection with the operation, administration or maintenance of an employee benefit plan or any related trust or funding mechanism (whether such liabilities are in the form of excise taxes assessed by the United States Internal Revenue Service, penalties assessed by the Department of Labor, restitutions to such a plan or trust or other funding mechanism or to a participant or beneficiary of such plan, trust or other funding mechanism, or otherwise) shall be treated as liabilities indemnifiable under this Article VIII, to the maximum extent permitted by law.
ARTICLE IX

FORUM FOR ADJUDICATION OF CERTAIN DISPUTES
1.Forum for Adjudication of Certain Disputes
.
(a)Unless the Corporation consents in writing to the selection of an alternative forum, the Court of Chancery shall, to the fullest extent permitted by applicable law, be the sole and exclusive forum for (i) any derivative action or proceeding brought on behalf of the Corporation, (ii) any action asserting a claim of breach of a duty (including any fiduciary duty) owed by any current or former Director, Officer, employee or agent of the Corporation to the Corporation or the Corporation’s stockholders, (iii) any action asserting a claim against the Corporation or any current or former Director or Officer or other employee of the Corporation arising pursuant to any provision of the DGCL, the Certificate of Incorporation or these By-Laws (each, as in effect from time to time), or (iv) any action asserting a claim against the Corporation or any current or former Director or Officer or other employee of the Corporation governed by the internal affairs doctrine, in each such case subject to said Court of Chancery having personal jurisdiction over the indispensable parties named as defendants therein; provided, however, that, in the event that the Court of Chancery lacks subject matter jurisdiction over any such action or proceeding, the sole and exclusive forum for such action or proceeding shall be another state or federal court located within the State of Delaware, in each such case, unless the Court of Chancery (or such other state or federal court located within the State of Delaware, as applicable) has dismissed a prior action by the same plaintiff asserting the same claims because such court lacked personal jurisdiction over an indispensable party named as a defendant therein. Unless
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the Corporation consents in writing to the selection of an alternative forum, the federal district courts of the State of Delaware shall, to the fullest extent permitted by law, be the sole and exclusive forum for the resolution of any complaint asserting a cause of action arising under the Securities Act, as amended. Any person or entity purchasing or otherwise acquiring any interest in Shares of the Corporation shall be deemed to have notice of and consented to the provisions of this Section 9.1 of Article IX.
(b)If any provision or provisions of this Section 9.1 of Article IX shall be held to be invalid, illegal or unenforceable as applied to any person or entity or circumstance for any reason whatsoever, then, to the fullest extent permitted by law, the validity, legality and enforceability of such provisions in any other circumstance and of the remaining provisions of this Section 9.1 of Article IX (including, without limitation, each portion of any sentence of this Section 9.1 of Article IX containing any such provision held to be invalid, illegal or unenforceable that is not itself held to be invalid, illegal or unenforceable) and the application of such provision to other persons or entities and circumstances shall not in any way be affected or impaired thereby.
(c)To the fullest extent permitted by law, if any action the subject matter of which is within the scope of Section 9.1(a) of Article IX is filed in a court other than a court located within the State of Delaware (a “Foreign Action”) in the name of any stockholder, such stockholder shall be deemed to have consented to (i) the personal jurisdiction of the state and federal courts located within the State of Delaware in connection with any action brought in any such court to enforce Section 9.1(a) of Article IX (an “FSC Enforcement Action”) and (ii) having service of process made upon such stockholder in any such FSC Enforcement Action by service upon such stockholder’s counsel in the Foreign Action as agent for such stockholder.
ARTICLE X

AMENDMENTS
1.General
. Except as provided in the Certificate of Incorporation or Sections 10.2, 10.3 and 10.4 of Article X, the Board of Directors may amend any of the terms of these By-Laws but only in compliance with the terms, conditions and procedures set forth in this Section 10.1 of Article X. If the Board of Directors desires to amend any provision of these By-Laws other than pursuant to Section 10.3 of Article X, then it shall first adopt a resolution setting forth the amendment proposed, declaring its advisability, and then (a) call a special meeting of the stockholders entitled to vote in respect thereof for the consideration of such amendment, (b) direct that the amendment proposed be considered at the next annual meeting of the stockholders in accordance with these By-Laws or (c) seek the written consent of the stockholders. Such special or annual meeting shall be called and held upon notice in accordance with these By-Laws. The notice shall set forth such amendment in full or a brief summary of the changes to be effected thereby, as the Board of Directors shall deem advisable. At the meeting, a vote of stockholders entitled to vote thereon shall be taken for and against the proposed amendment. A proposed amendment shall be effective upon its approval by a Share Majority, unless a greater percentage is required under the Certificate of Incorporation (including any Share Designation), these By-Laws, applicable law or the rules and regulations of any National Securities Exchange on which the Shares are listed or quoted for trading.
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2.Super-Majority Amendments
. Notwithstanding Section 10.1 of Article X, the affirmative vote of the holders of Outstanding Voting Shares representing at least two-thirds of the total votes that may be cast by all Outstanding Voting Shares in the election of Directors, voting together as a single class, shall be required to alter or amend any provision of this Section 10.2 or Section 10.4(b) of Article X.
3.Amendments to be Adopted Solely by the Board of Directors
. Notwithstanding Section 10.1 of Article X, the Board of Directors, without the approval of any stockholder, may amend any provision of these By-Laws, and execute, swear to, acknowledge, deliver, file and record whatever documents may be required in connection therewith, to reflect:
(a)a change in the name of the Corporation, the location of the principal place of business of the Corporation, the registered agent of the Corporation or the registered office of the Corporation;
(b)a change that, in the sole discretion of the Board of Directors, it determines (i) does not adversely affect the stockholders (including adversely affecting the holders of any particular class or series of Shares as compared to other holders of other classes or series of Shares) in any material respect, (ii) to be necessary or appropriate to satisfy any requirements, conditions or guidelines contained in any opinion, directive, order, ruling or regulation of any federal or state agency or judicial authority or contained in any federal or state statute (including the DGCL), (iii) to be necessary, desirable or appropriate to facilitate the trading of the Shares or comply with any rule, regulation, guideline or requirement of any National Securities Exchange on which Shares are or will be listed or quoted for trading, compliance with any of which the Board of Directors deems to be in the best interests of the Corporation and the stockholders, (iv) to be necessary or appropriate in connection with action taken by the Board of Directors pursuant to Section 5.8 of Article V or (v) is required to effect the intent of the provisions of the Certificate of Incorporation or these By-Laws or is otherwise contemplated by the Certificate of Incorporation or these By-Laws;
(c)a change in the fiscal year or taxable year of the Corporation and any other changes that the Board of Directors determines to be necessary or appropriate as a result of a change in the fiscal year or taxable year of the Corporation;
(d)an amendment that the Board of Directors determines, based on the advice of counsel, to be necessary or appropriate to prevent the Corporation or its Directors, Officers, trustees or agents from in any manner being subjected to the provisions of the Investment Company Act of 1940, as amended, the Investment Advisers Act of 1940, as amended, or “plan asset” regulations adopted under the Employee Retirement Income Security Act of 1974, as amended, regardless of whether such are substantially similar to plan asset regulations currently applied or proposed by the United States Department of Labor;
(e)an amendment that the Board of Directors determines to be necessary or appropriate in connection with the authorization or issuance of any class or series of Shares pursuant to Article FOURTH of the Certificate of Incorporation;
(f)any amendment expressly permitted in the Certificate of Incorporation or these By-Laws to be made by the Board of Directors acting alone;
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(g)an amendment effected, necessitated or contemplated by a merger agreement approved in accordance with the Certificate of Incorporation and these By-Laws;
(h)an amendment that the Board of Directors determines to be necessary or appropriate to reflect and account for the formation by the Corporation of, or investment by the Corporation in, any corporation, partnership, joint venture, limited liability company or other entity, in connection with the conduct by the Corporation of activities permitted by the terms of Article THIRD of the Certificate of Incorporation;
(i)a merger, conversion or conveyance approved in accordance with the requirements of the DGCL, the Certificate of Incorporation and these By-Laws; or
(j)any other amendments substantially similar to the foregoing.
4.Amendment Requirements
.
(a)Notwithstanding the provisions of Section 10.1 of this Article X, no provision of the Certificate of Incorporation or these By-Laws that establishes a percentage of Outstanding Voting Shares required to take any action shall be amended, altered, changed, repealed or rescinded in any respect that would have the effect of reducing such voting percentage unless such amendment is approved by the affirmative vote (including by written consent) of holders of Outstanding Voting Shares whose aggregate Outstanding Voting Shares constitute not less than the voting requirement sought to be reduced.
(b)Notwithstanding the provisions of Sections 10.1 and 10.3 of Article X (other than Section 10.3(b)(iv) of Article X), but subject to the provisions of Section 10.2 of Article X, no amendment to the Certificate of Incorporation or these By-Laws may (i) enlarge the obligations of any stockholder without its consent, unless such shall occur as a result of an amendment approved pursuant to Section 10.4(c) of Article X or (ii) change the term of the Corporation.
(c)Without limitation of the Board of Directors’ authority to adopt amendments to the Certificate of Incorporation or these By-Laws without the approval of any stockholders as contemplated in Section 10.1 of Article X, and notwithstanding the provisions of Section 10.1 of Article X, any amendment that would have a material adverse effect on the rights or preferences of any class or series of Shares in relation to other classes or series of Shares must be approved by the holders of a majority of the Outstanding Shares of the class or series affected.
* * *
First adopted as of: August 3, 2020
Last Amended as of: [●], 2026

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CONFIDENTIAL
ANNEX A
AMENDED AND RESTATED
CERTIFICATE OF INCORPORATION
OF
NEW FORTRESS ENERGY INC.
[●], 2026

New Fortress Energy Inc. (the “Corporation”), a corporation organized and existing under the General Corporation Law of the State of Delaware (as amended from time to time, the “DGCL”), hereby certifies as follows:
1.The original Certificate of Incorporation of the Corporation was filed with the Secretary of State of the State of Delaware on August 3, 2020 under the name New Fortress Energy Inc. (as in effect immediately prior to the adoption and effectiveness hereof, the “Original Certificate of Incorporation”).
2.This Amended and Restated Certificate of Incorporation (this “Certificate of Incorporation”), which amends and restates the Original Certificate of Incorporation, has been duly approved and adopted in accordance with Sections 242 and 245 of the DGCL and shall be effective as of [●], Eastern Time, on [●], 2026 (the “Effective Time”).
3.The Certificate of Designations of Series A Mandatorily Convertible Preferred Stock of the Corporation is attached hereto as Exhibit A (the “Convertible Preferred Stock Certificate of Designations”) and is hereby incorporated herein by reference in its entirety.
The Original Certificate of Incorporation is hereby amended and restated in its entirety as follows:
FIRST: The name of the Corporation is: New Fortress Energy Inc. The Corporation’s business may be conducted in accordance with applicable law under any other name or names, as determined by the Board of Directors of the Corporation (the “Board of Directors”). The words “Inc.,” “corporation,” or similar words or letters shall be included in the Corporation’s name where necessary for the purpose of complying with the DGCL. The Board of Directors may change the name of the Corporation at any time and from time to time in accordance with the DGCL and shall notify the Corporation’s stockholders of such change as required by the DGCL or other applicable law.
SECOND: The registered office of the Corporation in the State of Delaware shall be located at Corporation Trust Center, 1209 Orange Street, Wilmington, New Castle County, Delaware 19801, and the registered agent for service of process on the Corporation in the State of Delaware at such registered office shall be The Corporation Trust Company. The principal office of the Corporation shall be located at 111 W. 19th Street, 8th Floor, New York, New York 10011 or such other place as the Board of Directors may from time to time designate by notice to the stockholders. The Corporation may maintain offices at such other place or places within or outside the State of Delaware as the Board of Directors determines to be necessary or appropriate.
THIRD: The purposes of the Corporation shall be to (a) promote, conduct or engage in, directly or indirectly, any lawful act or activity for which a corporation may be organized under the DGCL, (b) acquire, hold and dispose of interests in any corporation, partnership, joint venture, limited liability company or other entity, and, in connection therewith, to exercise all of the rights and powers conferred upon the Corporation with respect to its interests therein, and (c) conduct any and all activities related or incidental to the foregoing purposes. The Corporation shall be empowered to do any and all acts and things necessary and appropriate for the furtherance and accomplishment of the purposes described in this Article THIRD. The Corporation’s term shall be perpetual, unless and until it is dissolved in accordance with the provisions of the DGCL.
FOURTH: The total number of shares of capital stock that the Corporation shall be authorized to issue is 950 million shares (“Shares”), consisting of: (a) 750 million shares of Class A common stock (“Class A Shares”), each having a par value of one cent ($0.01), and (b) 200 million shares of preferred stock (“Preferred Shares”), each having a par value of one cent ($0.01). All Shares issued pursuant to, and in accordance with the requirements of, this Article FOURTH shall be validly issued, fully paid and nonassessable Shares in the Corporation, except to the extent otherwise provided in the DGCL or this Certificate of Incorporation (including the Convertible Preferred Stock Certificate of Designations and any other applicable Share Designation (as defined below)).
Subject to applicable law and the rights, if any, of holders of the Convertible Preferred Stock (as defined in the Convertible Preferred Stock Certificate of Designations) and any other Shares issued pursuant to any other applicable Share Designation, the Corporation may issue Shares, and options, rights, warrants and appreciation rights relating to Shares, for any corporate purpose at any time and from time to time to such Persons for such consideration (which may be cash, property, services or any other lawful consideration) and on such terms and conditions as the Board of Directors shall determine in accordance with the DGCL, all without the approval of any stockholders to the extent permitted by applicable law. Each Share shall have the rights and be governed by the provisions set forth in this Certificate of Incorporation (including the Convertible Preferred Stock Certificate of Designations and any other applicable Share Designation). Except to the extent expressly provided in this Certificate of Incorporation (including the Convertible Preferred Stock Certificate of Designations or any other applicable Share Designation), no Shares shall entitle any stockholder to any preemptive, preferential or similar rights with respect to the issuance of Shares.
The Class A Shares shall entitle the Record Holders thereof to one vote per Share on any and all matters submitted for the consent or approval of stockholders generally. The voting
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rights with respect to the Convertible Preferred Stock are set forth in full in the Convertible Preferred Stock Certificate of Designations.
Subject to applicable law and the rights, if any, of holders of the Convertible Preferred Stock and any other Shares issued pursuant to any other applicable Share Designation, in addition to the Shares outstanding on the date hereof, and without the consent or approval of any stockholders to the extent permitted by applicable law, additional Shares may be issued by the Corporation in one or more classes, with such designations, preferences, rights, powers and duties (which may be junior to, equivalent to, or senior or superior to, any existing classes of Shares), as shall be fixed by the Board of Directors and reflected in a written action or actions approved by the Board of Directors (each, a “Share Designation”), including, without limitation, (a) the right to share Corporation profits and losses or items thereof; (b) the right to share in Corporation distributions, the dates distributions will be payable and whether distributions with respect to such series or class will be cumulative or non-cumulative; (c) rights upon dissolution and liquidation of the Corporation; (d) whether, and the terms and conditions upon which, the Corporation may redeem such Shares; (e) whether such Shares are issued with the privilege of conversion or exchange and, if so, the conversion or exchange price or prices or rate or rates, or any adjustments thereto, the date or dates on which, or the period or periods during which, the Shares will be convertible or exchangeable and all other terms and conditions upon which the conversion or exchange may be made; (f) the terms and conditions upon which such Shares will be issued, evidenced by certificates and assigned or transferred; (g) the terms and amounts of any sinking fund provided for the purchase or redemption of Shares of the class or series; (h) whether there will be restrictions on the issuance of Shares of the same class or series or any other class or series; and (i) the right, if any, of the holder of each such Share to vote on Corporation matters, including matters relating to the relative rights, preferences and privileges of such Shares. Unless otherwise provided in the Convertible Preferred Stock Certificate of Designations or any other applicable Share Designation, the Board of Directors may at any time increase or decrease the amount of Preferred Shares of any class or series then outstanding, but not (a) below the number of Shares of Convertible Preferred Stock or any other class or series of Preferred Shares of such class or series then outstanding or (b) above the total number of authorized Convertible Preferred Stock (together with all other authorized Preferred Shares).
Upon the Effective Time and without any further action of the Corporation or any stockholder of the Corporation, each fifty (50) shares of Class A Shares issued and outstanding immediately prior to the Effective Time shall automatically be reclassified and combined into one (1) validly issued, fully paid and non-assessable Class A Share, subject to the treatment of fractional share interests as described below (the “Reverse Stock Split”). As of the Effective Time, there are no longer any Shares designated as “Class B” Shares issued and outstanding. No fractional shares shall be issued at the Effective Time and, in lieu thereof, the stockholders who would otherwise be issued fractional shares will be entitled to receive from the Corporation’s transfer agent, upon receipt by the Corporation’s transfer agent of a properly completed and duly executed transmittal letter, cash (without interest or deduction) in an amount equal to the product obtained by multiplying (a) the closing price per share of the Class A Shares on the date of the Effective Time as reported on the Nasdaq Stock Market by (b) the fraction of the Class A Share that would otherwise be issued to such stockholder, in each case, after giving effect to the
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Reverse Stock Split. Each stock certificate or book-entry position that represented Class A Shares that were issued and outstanding immediately prior to the Effective Time shall, from and after the Effective Time, automatically and without the necessity of presenting the same for the exchange, represent that number of whole shares of Class A Shares into which the Shares formerly represented by such certificate or book-entry position have been automatically reclassified and combined; provided, however, that each stockholder of record holding a certificate that represented shares of Class A Shares that were issued and outstanding immediately prior to the Effective Time shall receive, upon surrender of such certificate, a new book-entry position evidencing and representing the number of whole shares of Class A Shares after the Effective Time into which the Shares of Class A Shares formerly represented by such certificate shall have been reclassified and combined.
To the extent permitted by the DGCL, but subject to the rights, if any, of holders of the Convertible Preferred Stock and any other Shares issued pursuant to any other applicable Share Designation, the Board of Directors may, without the consent or approval of any stockholders, amend this Certificate of Incorporation and make any filings under the DGCL or otherwise to the extent the Board of Directors determines that it is necessary or desirable in order to reflect any Share Designation of Preferred Shares pursuant to this Article FOURTH.
FIFTH: Subject to the rights and preferences, if any, applicable to Preferred Shares or any series thereof, the holders of Class A Shares shall be entitled to receive ratably in proportion to the number of Class A Shares held by them such dividends and distributions (payable in cash, stock or otherwise), if any, as may be declared thereon by the Board of Directors at any time and from time to time out of any funds of the Corporation legally available therefor. Each distribution in respect of a Class A Share shall be paid by the Corporation, directly or through the Transfer Agent or through any other Person or agent, only to the Record Holder of such Class A Share as of the Record Date set for such distribution. Such payment shall constitute full payment and satisfaction of the Corporation’s liability in respect of such payment, regardless of any claim of any Person who may have an interest in such payment by reason of an assignment or otherwise.
SIXTH: The following provisions are inserted for the management of the business and the conduct of the affairs of the Corporation, and for further definition, limitation and regulation of the powers of the Corporation and of its Directors and stockholders:
(1)     The business and affairs of the Corporation shall be managed by or under the direction of the Board of Directors.
(2)     The Board of Directors shall consist of not fewer than three nor more than fifteen members, the exact number of which shall be determined from time to time by resolution adopted by a majority of the Board of Directors then in office. Each Director shall be elected to serve a term expiring at the next annual meeting of stockholders following such Director’s election and until such Director’s successor is duly elected or appointed and qualified, or until such Director’s earlier death, resignation, incapacity or removal in the manner herein provided. Directors need not be stockholders. The Directors shall be elected at the annual
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meeting of stockholders, except as provided in clause (3) of this Article SIXTH. Directors shall be elected by the majority of the votes cast affirmatively or negatively by stockholders of the issued and outstanding Voting Shares, which action may be taken without a meeting by written consent in accordance with Section 9 of Article II of the By-Laws (as defined below). Any Director or the whole Board of Directors may be removed, with or without cause, at any time, by the affirmative vote of holders of a Share Majority. The vacancy in the Board of Directors caused by any such removal shall be filled by the Board of Directors as provided in clause (3) of this Article SIXTH.
(3)    Unless otherwise required by law and subject to clause (2) of this Article SIXTH, any vacancy on the Board of Directors that results from newly created directorships resulting from any increase in the authorized number of Directors may be filled by the affirmative vote of a majority of the remaining Directors then in office; provided that a quorum is present, and any other vacancies, including as a result of the resignation, removal (with or without cause), death or incapacity of a Director, may be filled by the affirmative vote of a majority of the remaining Directors then in office, though less than a quorum, or by the affirmative vote of a sole remaining Director. Any Director elected to fill a vacancy resulting from an increase in the authorized number of Directors on the Board of the Directors pursuant to the foregoing sentence shall have a term expiring at the next annual meeting of stockholders and until such Director’s successor is duly elected or appointed and qualified, or until such Director’s earlier death, resignation, incapacity or removal in the manner herein provided. Any Director elected to fill a vacancy not resulting from an increase in the number of Directors shall have the same remaining term as that of such Director’s predecessor and until such Director’s successor is duly elected or appointed and qualified, or until his or her earlier death, resignation, incapacity or removal. If there are no Directors in office, then an election of Directors may be held in the manner provided by the DGCL.
(4)    In addition to the powers and authority hereinbefore or by statute expressly conferred upon them, the Directors are hereby empowered to exercise all such powers and do all such acts and things as may be exercised or done by the Corporation, subject, nevertheless, to the provisions of the DGCL, this Certificate of Incorporation (including the Convertible Preferred Stock Certificate of Designations and any other applicable Share Designation), and any by-laws of the Corporation (the “By-Laws”) adopted by the stockholders; provided, however, that no By-Laws hereafter adopted by the stockholders shall invalidate any prior act of the Directors which would have been valid if such By-Laws had not been adopted.
SEVENTH: Meetings of stockholders may be held within or without the State of Delaware, as the By-Laws may provide. The books of the Corporation may be kept (subject to any provision contained in the DGCL) outside the State of Delaware at such place or places as
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may be designated from time to time by the Board of Directors or in the By-Laws of the Corporation.
EIGHTH: No Director or officer shall be personally liable to the Corporation or any of its stockholders for monetary damages for breach of fiduciary duty as a Director or officer, except to the extent such exemption from liability or limitation thereof is not permitted under the DGCL as the same exists or may hereafter be amended. If the DGCL is amended hereafter to authorize the further elimination or limitation of the liability of directors or officers, then the liability of a Director or officer of the Corporation shall be eliminated or limited to the fullest extent authorized by the DGCL, as so amended. Any repeal or modification of this Article EIGHTH shall not adversely affect any right or protection of a Director or officer of the Corporation existing at the time of such repeal or modification with respect to acts or omissions occurring prior to such repeal or modification. All references in this Article EIGHTH to an “officer” shall mean only a person who, at the time of an act or omission as to which liability is asserted, falls within the meaning of the term “officer,” as defined in Section 102(b)(7) of the DGCL.
The Corporation shall indemnify any Indemnified Person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative, or investigative (each, a “Proceeding”), by reason of the Indemnified Person’s status as such, to the fullest extent authorized or permitted by applicable law, as now or hereafter in effect, and such right to indemnification shall continue as to a Person who has ceased to be an Indemnified Person and shall inure to the benefit of his or her heirs, executors and personal and legal representatives; provided, however, that, except for Proceedings to enforce rights to indemnification, the Corporation shall not be obligated to indemnify any Indemnified Person (or his or her heirs, executors or personal or legal representatives) in connection with a Proceeding (or part thereof) initiated by such Person unless such proceeding (or part thereof) was authorized or consented to by the Board of Directors. The right to indemnification conferred by this Article EIGHTH shall include the right to be paid by the Corporation the expenses incurred in defending or otherwise participating in any proceeding in advance of its final disposition upon receipt by the Corporation of a written undertaking by or on behalf of the Indemnified Person receiving advancement to repay the amount advanced if it shall ultimately be determined that such Indemnified Person is not entitled to be indemnified by the Corporation under this Article EIGHTH.
The Corporation may, to the extent authorized from time to time by the Board of Directors, provide rights to indemnification and to the advancement of expenses to employees and agents of the Corporation similar to those conferred in this Article EIGHTH to Indemnified Persons.
The rights to indemnification and to the advancement of expenses conferred in this Article EIGHTH shall not be exclusive of any other right which any Person may have or hereafter acquire under this Certificate of Incorporation, the By-Laws, any statute, agreement, vote of stockholders or disinterested Directors or otherwise.
Any repeal or modification of this Article EIGHTH by the stockholders of the Corporation shall not adversely affect any rights to indemnification and to the advancement of
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expenses of an Indemnified Person existing at the time of such repeal or modification with respect to any acts or omissions occurring prior to such repeal or modification.
NINTH: The Corporation hereby renounces, to the fullest extent permitted by Section 122(17) of the DGCL, any interest or expectancy of the Corporation in, or in being offered, an opportunity to participate in, any Business Opportunity. A “Business Opportunity” is any matter, transaction or interest that is presented to, or acquired, created or developed by, or which otherwise comes into the possession of, any Director of the Corporation who is not an employee of the Corporation or any of its Subsidiaries (collectively, “Covered Persons”), unless such matter, transaction or interest is presented to, or acquired, created or developed by, or otherwise comes into the possession of, a Covered Person solely in such Covered Person’s capacity as a Director of the Corporation. To the fullest extent permitted by law, the Corporation hereby waives any claim against a Covered Person, and agrees to indemnify all Covered Persons against any claim, that is based on fiduciary duties, the corporate opportunity doctrine or any other legal theory which could limit any Covered Person from pursuing or engaging in any Business Opportunity. Directors shall have no obligation hereunder or as a result of any duty expressed or implied by law to present Business Opportunities to the Corporation that may become available to Affiliates of such Director. None of any Group Member, any stockholder or any other Person shall have any rights by virtue of a Director’s duties as a director, this Certificate of Incorporation or any Group Member Agreement in any business ventures of any Director.
TENTH: Unless otherwise required by law, special meetings of the stockholders may be called only by the Chairman of the Board or a majority of the Board of Directors or a committee of the Board of Directors that has been duly designated by the Board of Directors and whose powers include the authority to call such meetings. No stockholders or group of stockholders, acting in its or their capacity as stockholders, shall have the right to call a special meeting of the stockholders.
ELEVENTH:
(1)     Except as provided in clauses (2) and (3) of this Article ELEVENTH and subject to the Convertible Preferred Stock Certificate of Designations and any other applicable Share Designation, the Board of Directors may amend any of the terms of this Certificate of Incorporation or the By-Laws but only in compliance with the terms, conditions and procedures set forth in this clause (1). If the Board of Directors desires to amend any provision of this Certificate of Incorporation or the By-Laws other than, with respect to the By-Laws, pursuant to Section 3 of Article X of the By-Laws, then it shall first adopt a resolution setting forth the amendment proposed, declaring its advisability, and then, to the extent required by the DGCL, (a) call a special meeting of the stockholders entitled to vote in respect thereof for the consideration of such amendment, (b) direct that the amendment proposed be considered at the next annual meeting of the stockholders or (c) seek the written consent of the stockholders. Amendments to this Certificate of Incorporation may be proposed only by or with the consent of the
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Board of Directors. Such special or annual meeting shall be called and held upon notice in accordance with the By-Laws. The notice shall set forth such amendment in full or a brief summary of the changes to be effected thereby, as the Board of Directors shall deem advisable. At the meeting, a vote of stockholders entitled to vote thereon shall be taken for and against the proposed amendment. A proposed amendment shall be effective upon its approval by a Share Majority, unless a greater percentage is required under this Certificate of Incorporation (including the Convertible Preferred Stock Certificate of Designations and any other applicable Share Designation), the By-Laws, applicable law or the rules and regulations of any securities exchange or quotation system on which the Corporation’s securities are listed or quoted for trading.
(2)    Notwithstanding clause (1) of this Article ELEVENTH, the affirmative vote of the holders of the issued and outstanding Voting Shares representing at least two-thirds of the total votes that may be cast by all the issued and outstanding Voting Shares in the election of Directors, voting together as a single class, shall be required to alter or amend any provision of this clause (2) or clause (3)(b) of this Article ELEVENTH.
(3)
(a)    Notwithstanding the provisions of clause (1) of this Article ELEVENTH, no provision of this Certificate of Incorporation or the By-Laws that establishes a percentage of Outstanding Voting Shares required to take any action shall be amended, altered, changed, repealed or rescinded in any respect that would have the effect of reducing such voting percentage unless such amendment is approved by the affirmative vote (including by written consent) of holders of Outstanding Voting Shares whose aggregate Outstanding Voting Shares constitute not less than the voting requirement sought to be reduced.
(b)    Notwithstanding the provisions of clause (1) of this Article ELEVENTH, but subject to the provisions of clause (2) of this Article ELEVENTH, no amendment to this Certificate of Incorporation or the By-Laws may (i) enlarge the obligations of any stockholder without its consent, unless such shall occur as a result of an amendment approved pursuant to clause (3)(c) of this Article ELEVENTH or (ii) change the term of the Corporation.
(c)    Without limitation of the Board of Directors’ authority to adopt amendments to this Certificate of Incorporation or the By-Laws without the approval of any stockholders as contemplated in clause (1) of this Article ELEVENTH, and notwithstanding the provisions of clause (1) of this Article ELEVENTH, any amendment that would have a material adverse effect on the rights or preferences of any class or series of Shares in relation to other classes or series of Shares must be approved by the
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holders of a majority of the issued and outstanding shares of the class or series affected.
(d)     Without limitation of the Board of Directors’ authority to adopt amendments to this Certificate of Incorporation or the By-Laws without the approval of any stockholders as contemplated in clause (1) of this Article ELEVENTH, and notwithstanding the provisions of clause (1) of this Article ELEVENTH, holders of Class A Shares will not be entitled to vote on any amendment to this Certificate of Incorporation (including the Convertible Preferred Stock Certificate of Designations and any other applicable Share Designation) that relates solely to the terms of one or more outstanding series of Preferred Shares or other classes or series of Shares if the holders of such affected classes or series are entitled, either separately or together with the holders of one or more other such classes or series, to vote thereon pursuant to this Certificate of Incorporation (including the Convertible Preferred Stock Certificate of Designations and any other applicable Share Designation) or pursuant to the DGCL.
TWELFTH: For purposes of this Certificate of Incorporation:
“Affiliate” means, with respect to any Person, any other Person that directly or indirectly through one or more intermediaries Controls, is Controlled by or is under common Control with the Person in question. As used herein, the term “Control” means the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of a Person, whether through ownership of voting securities, by contract or otherwise.
“Business Day” means a day other than a Saturday, Sunday or other day on which commercial banks are authorized to close under the laws of, or are in fact closed in, the State of New York.
“Company Group” means the Corporation and each Subsidiary of the Corporation.
“Director” means a member of the Board of Directors of the Corporation.
“Governmental Entity” means any court, administrative agency, regulatory body, commission or other governmental authority, board, bureau or instrumentality, domestic or foreign and any subdivision thereof.
“Group Member” means a member of the Company Group.
“Group Member Agreement” means the partnership agreement of any Group Member that is a limited or general partnership, the limited liability company agreement of any Group Member, other than the Corporation, that is a limited liability company, the certificate of incorporation and by-laws or similar organizational documents of any
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Group Member that is a corporation, the joint venture agreement or similar governing document of any Group Member that is a joint venture and the governing or organizational or similar documents of any other Group Member that is a Person other than a limited or general partnership, limited liability company, corporation or joint venture, as such may be amended, supplemented or restated from time to time.
“Indemnified Person” means (a) any Person who is or was a Director or officer of the Corporation or its predecessor, (b) any Person who is or was serving at the request of the Corporation or its predecessor as an officer, director, member, manager, partner, fiduciary or trustee of another Person (including any Subsidiary); provided that a Person shall not be an Indemnified Person by reason of providing, on a fee-for-services basis, trustee, fiduciary or custodial services and (c) any Person the Board of Directors designates as an “Indemnified Person” for purposes of this Certificate of Incorporation following the effectiveness of this Certificate of Incorporation.
“New Fortress Intermediate” means New Fortress Intermediate LLC, a Delaware limited liability company.
“Person” means any individual, corporation, firm, partnership, joint venture, limited liability company, estate, trust, business association, organization, Governmental Entity or other entity.
“Record Date” means the date established by the Board of Directors for determining (a) the identity of the Record Holders entitled to notice of, or to vote at, any meeting of stockholders or entitled to exercise rights in respect of any lawful action of stockholders or (b) the identity of Record Holders entitled to receive any report or distribution or to participate in any offer.
“Record Holder” or “holder” means (a) with respect to any Class A Shares, the Person in whose name such Shares are registered on the books of the Transfer Agent as of the opening of business on a particular Business Day, and (b) with respect to any Shares of any other class, the Person in whose name such Shares are registered on the books that the Corporation has caused to be kept as of the opening of business on such Business Day.
“Securities Act” means the Securities Act of 1933, as amended, supplemented or restated from time to time and any successor to such statute, and the rules and regulations promulgated thereunder.
“Share Majority” means a majority of the total votes that may be cast in the election of Directors by holders of all the issued and outstanding Voting Shares.
“Subsidiary” means, with respect to any Person, as of any date of determination, any other Person as to which such Person owns or otherwise controls, directly or indirectly, (a) more than 50% of the (1) voting shares or other similar interests or (2) economic interest, (b) a sole general partner interest or managing member or similar
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interest of such Person, (c) the right to appoint a majority of the members of the governing body of such Person or (iv) the power affirmatively to direct the policies and management of such Person. For the avoidance of doubt, New Fortress Intermediate and its Subsidiaries shall be deemed to be Subsidiaries of the Corporation.
“transfer” means, with respect to a Share, a transaction by which the Record Holder of a Share assigns such Share to another Person who is or becomes a stockholder, and includes a sale, assignment, gift, exchange or any other disposition by law or otherwise, including any transfer upon foreclosure of any pledge, encumbrance, hypothecation or mortgage.
“Transfer Agent” means, with respect to any class of Shares, such bank, trust company or other Person (including the Corporation or one of its Affiliates) as shall be appointed from time to time by the Corporation to act as registrar and transfer agent for such class of Shares; provided that if no Transfer Agent is specifically designated for such class of Shares, the Corporation shall act in such capacity.
“Voting Shares” means the Class A Shares, the Convertible Preferred Stock (on an as-converted basis as specified in the Convertible Preferred Stock Certificate of Designations) and any other class of Shares issued after the date of this Certificate of Incorporation in accordance with the terms hereof, the Convertible Preferred Stock Certificate of Designations, and any other applicable Share Designation that entitles the Record Holder thereof to vote on any matter submitted for consent or approval of stockholders.
* * * *
This Certificate of Incorporation shall become effective at
the Effective Time.
[The rest of this page is intentionally blank.]

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IN WITNESS WHEREOF, the undersigned has duly executed this Amended and Restated Certificate of Incorporation, as of the date first written above.

NEW FORTRESS ENERGY INC.

Name: Kevin Sullivan
Title: Authorized Officer

    [Signature Page to Amended & Restated Certificate of Incorporation]

Exhibit A

Certificate of Designations
Series A Mandatorily Convertible Preferred Stock
of New Fortress Energy Inc.

[See attached.]

ANNEX C
AMENDED AND RESTATED
NEW FORTRESS ENERGY INC.
2019 OMNIBUS INCENTIVE PLAN
(as amended and restated as of [●], 2026)
Section 1.Purpose of Plan.
The name of the Plan is the Amended and Restated New Fortress Energy Inc. 2019 Omnibus Incentive Plan (the “Plan”). The purposes of the Plan are to provide an additional incentive to selected officers, employees, non-employee directors, independent contractors, and consultants of the Company or its Affiliates whose contributions are essential to the growth and success of the business of the Company and its Affiliates, in order to strengthen the commitment of such persons to the Company and its Affiliates, motivate such persons to faithfully and diligently perform their responsibilities and attract and retain competent and dedicated persons whose efforts will result in the long-term growth and profitability of the Company and its Affiliates. To accomplish such purposes, the Plan provides that the Company may grant Options, Share Appreciation Rights, Restricted Shares, Restricted Share Units, Share Bonuses, Other Share-Based Awards, Cash Awards or any combination of the foregoing.
Section 2.Definitions.
For purposes of the Plan, the following terms shall be defined as set forth below:
(a)“Administrator” means the Board, or, if and to the extent the Board does not administer the Plan, the Committee, which shall administer the Plan in accordance with Section 3 hereof.
(b)“Affiliate” means a Person that directly, or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with, the Person specified.
(c)“Award” means any Option, Share Appreciation Right, Restricted Share, Restricted Share Unit, Share Bonus, Other Share-Based Award or Cash Award granted under the Plan.
(d)“Award Agreement” means any written agreement, contract or other instrument or document evidencing an Award, including through electronic medium, which shall contain such terms and conditions with respect to an Award as the Administrator shall determine, consistent with the Plan. Each Participant who is granted an Award shall enter into an Award Agreement with the Company containing such terms and conditions as the Administrator shall determine in its sole discretion.
(e)“Base Price” has the meaning set forth in Section 8(b) hereof.
(f)“Beneficial Owner” (or any variant thereof) has the meaning defined in Rule 13d-3 under the Exchange Act.
(g)“Board” means the Board of Directors of the Company.
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(h)“Cash Award” means an Award granted pursuant to Section 12 hereof.
(i)“Cause” has the meaning assigned to such term in the Award Agreement or in any individual employment or severance agreement with the Participant or, if any such agreement does not define “Cause,” Cause means (i) the commission of an act of fraud or dishonesty by the Participant in the course of the Participant’s employment or service; (ii) the indictment of, or conviction of, or entering of a plea of guilty or nolo contendere by, the Participant for a crime constituting a felony or in respect of any act of fraud or dishonesty; (iii) the commission of an act by the Participant which would make the Participant or the Company (including any of its Subsidiaries or Affiliates) subject to being enjoined, suspended, barred or otherwise disciplined for violation of federal or state securities laws, rules or regulations, including a statutory disqualification; (iv) gross negligence or willful misconduct in connection with the Participant’s performance of his or her duties in connection with the Participant’s employment by or service with the Company (including any Subsidiary or Affiliate for whom the Participant may be employed by or providing services to at the time) or the Participant’s failure to comply with any of the restrictive covenants to which the Participant is subject; (v) the Participant’s willful failure to comply with any material policies or procedures of the Company as in effect from time to time; provided that the Participant shall have been delivered a copy of such policies or notice that they have been posted on a Company website prior to such compliance failure; or (vi) the Participant’s failure to perform the material duties in connection with the Participant’s position, unless the Participant remedies the failure referenced in this clause (vi) no later than ten (10) days following delivery to the Participant of a written notice from the Company (including any of its Subsidiaries or Affiliates) describing such failure in reasonable detail (provided that the Participant shall not be given more than one opportunity in the aggregate to remedy failures described in this clause (vi)).
(j)“Change in Capitalization” means any (1) merger, consolidation, reclassification, recapitalization, spin-off, spin-out, repurchase or other reorganization or corporate transaction or event, (2) special or extraordinary dividend or other extraordinary distribution (whether in the form of cash, Shares, or other property), share split, reverse share split, subdivision or consolidation, (3) combination or exchange of shares, or (4) other change in corporate structure or sale or disposition of assets, which, in any such case, the Administrator determines, in its sole discretion, affects the Shares, the Company or any Award such that an adjustment pursuant to Section 5 hereof is appropriate.
(k)“Change in Control” means an event set forth in any one of the following clauses shall have occurred:
(1)any Person or group of Persons is or becomes the Beneficial Owner of Company securities (not including any securities acquired directly from the Company or its Affiliates) representing 50% or more of the combined voting power of the Company’s then outstanding securities, excluding any Person who becomes such a Beneficial Owner in a transaction described in clause (A) of paragraph (2) below;
(2)there is consummated a merger or consolidation of the Company or any direct or indirect Subsidiary with any other entity, other than (A) a merger or consolidation (i) which results in the Company’s voting securities outstanding immediately prior to such merger or consolidation continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity or any parent thereof) more than 50% of the combined voting power of the securities of the Company or such surviving entity or any parent thereof outstanding immediately after such merger or consolidation and (ii) immediately following which the individuals who comprise the Board immediately prior thereto constitute at least a majority of the board of
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directors of the Company, the entity surviving such merger or consolidation or, if the Company or the entity surviving such merger or consolidation is then a Subsidiary, the ultimate parent thereof, or (B) a merger or consolidation effected to implement a recapitalization of the Company (or similar transaction) in which no person is or becomes the Beneficial Owner of the Company’s securities (not including any securities acquired directly from the Company or its Affiliates) representing 50% or more of the combined voting power of the Company’s then outstanding securities; or
(3)the stockholders of the Company approve a plan of complete liquidation or dissolution of the Company or there is consummated an agreement for the sale or disposition by the Company of all or substantially all of the Company’s assets, other than (i) a sale or disposition by the Company of all or substantially all of the Company’s assets to an entity, at least 50% of the combined voting power of the voting securities of which are owned by stockholders of the Company following the completion of such transaction in substantially the same proportions as their ownership of the Company immediately prior to such sale or (ii) a sale or disposition of all or substantially all of the Company’s assets immediately following which the individuals who comprise the Board immediately prior thereto constitute at least a majority of the board of directors of the entity to which such assets are sold or disposed or, if such entity is a Subsidiary, the ultimate parent thereof.
Notwithstanding the foregoing, for each Award that constitutes deferred compensation under Section 409A of the Code, and to the extent required to avoid accelerated taxation and/or tax penalties under Section 409A of the Code, a Change in Control shall be deemed to have occurred under the Plan with respect to such Award only if a change in the ownership or effective control of the Company or a change in ownership of a substantial portion of the assets of the Company shall also be deemed to have occurred under Section 409A of the Code.
(l)“Class A Shares” means Class A shares of common stock of the Company.
(m)“Code” means the Internal Revenue Code of 1986, as amended from time to time, or any successor thereto.
(n)“Committee” means any committee or subcommittee the Board may appoint to administer the Plan. Subject to the discretion of the Board, the Committee shall be composed entirely of individuals who meet the qualifications of (i) a “non-employee director” within the meaning of Rule 16b-3 and (ii) any other qualifications required by the applicable stock exchange on which the Shares are traded. If at any time or to any extent the Board shall not administer the Plan, then the functions of the Administrator specified in the Plan shall be exercised by the Committee. Except as otherwise provided in the organizational documents of the Company, any action of the Committee with respect to the administration of the Plan shall be taken by a majority vote at a meeting at which a quorum is duly constituted or unanimous written consent of the Committee’s members.
(o)“Company” means New Fortress Energy Inc., a Delaware corporation or any successor company.
(p)“Disability” has the meaning assigned to such term in the Award Agreement or in any individual employment or severance agreement with the Participant or, if any such agreement does not define “Disability,” Disability means, with respect to any Participant, that such Participant, as determined by the Administrator in its sole discretion, is (i)
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unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or can be expected to last for a continuous period of not less than twelve (12) months, or (ii) by reason of any medically determinable physical or mental impairment which can be expected to result in death or can be expected to last for a continuous period of not less than twelve (12) months, receiving income replacement benefits for a period of not less than three (3) months under an accident and health plan covering employees of the Company or an Affiliate thereof.
(q)“Effective Date” has the meaning set forth in Section 20 hereof.
(r)“Eligible Recipient” means an officer, employee, non-employee director, independent contractor or consultant of the Company or any Affiliate of the Company who has been selected as an eligible participant by the Administrator; provided, however, to the extent required to avoid accelerated taxation and/or tax penalties under Section 409A of the Code, an Eligible Recipient of an Option or a Share Appreciation Right means an employee, non-employee director, independent contractor or consultant of the Company or any Affiliate of the Company with respect to whom the Company is an “eligible issuer of service recipient stock” within the meaning of Section 409A of the Code; provided, further, that an Eligible Recipient must be an “employee” of the Company or any of its parents or subsidiaries within the meaning of General Instruction A.1(a) to Form S-8 if such individual is granted an Award that may be settled in Shares.
(s)“Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time.
(t)“Exercise Price” means, with respect to any Option, the per share price at which a holder of such Option may purchase such Class A Shares issuable upon the exercise of such Option.
(u)“Fair Market Value” of Shares or another security as of a particular date shall mean the fair market value as determined by the Administrator in its sole discretion; provided, however, except as otherwise determined by the Administrator, (i) if the Shares or other security are admitted to trading on a national securities exchange, the fair market value on any date shall be the closing sale price reported on such date, or if no Shares or other securities were traded on such date, on the last preceding date for which there was a sale of a Share or other security on such exchange, or (ii) if the Shares or other security are then traded in an over-the-counter market, the fair market value on any date shall be the average of the closing bid and asked prices for such share in such over-the-counter market for the last preceding date on which there was a sale of such share in such market.
(v)“Free Standing Right” has the meaning set forth in Section 8(a) hereof.
(w)“Good Reason” has the meaning assigned to such term in the Award Agreement or in any individual employment or severance agreement with the Participant or, if any such agreement does not define “Good Reason,” Good Reason and any provision of this Plan that refers to Good Reason shall not be applicable to such Participant.
(x)“ISO” means an Option intended to be and designated as an “incentive stock option” within the meaning of Section 422 of the Code.
(y)“Nonqualified Share Option” means an Option that is not designated as an ISO.
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(z)“Option” means an option to purchase Class A Shares granted pursuant to Section 7 hereof. The term “Option” as used in the Plan includes the terms “Nonqualified Share Option” and “ISO.”
(aa)“Other Share-Based Award” means an Award granted pursuant to Section 10 hereof.
(ab)“Participant” means any Eligible Recipient selected by the Administrator, pursuant to the Administrator’s authority provided for in Section 3 hereof, to receive grants of Awards, and, upon his or her death, his or her successors, heirs, executors and administrators, as the case may be.
(ac)“Performance Goals” means performance goals based on criteria selected by the Administrator in its sole discretion. Where applicable, the Performance Goals may be expressed in terms of attaining a specified level of the particular criteria or the attainment of a percentage increase or decrease in the particular criteria, and may be applied to one or more of the Company or any Affiliate thereof, or a division or strategic business unit of the Company or any Affiliate thereof, or may be applied to the performance of the Company relative to a market index, a group of other companies or a combination thereof, all as determined by the Administrator. The Performance Goals may include a threshold level of performance below which no payment shall be made (or no vesting shall occur), levels of performance at which specified payments shall be made (or specified vesting shall occur), and a maximum level of performance above which no additional payment shall be made (or at which full vesting shall occur). The Administrator shall have the authority to make equitable adjustments to the Performance Goals as may be determined by the Administrator, in its sole discretion.
(ad)“Person” has the meaning given in Section 3(a)(9) of the Exchange Act, as modified and used in Sections 13(d) and 14(d) thereof.
(ae)“Plan” has the meaning set forth in Section 1 hereof.
(af)“Preferred Shares” means shares of convertible preferred stock of the Company with an aggregate liquidation preference of up to $2.5 billion.
(ag)“Related Right” has the meaning set forth in Section 8(a) hereof.
(ah)“Restricted Shares” means Shares granted pursuant to Section 9 hereof subject to certain restrictions that lapse at the end of a specified period or periods.
(ai)“Restricted Share Unit” means the right, granted pursuant to Section 9 hereof, to receive an amount in cash or Shares (or any combination thereof) equal to the Fair Market Value of a Share subject to certain restrictions that lapse at the end of a specified period or periods.
(aj)“Rule 16b-3” has the meaning set forth in Section 3(a) hereof.
(ak)“Shares” means Class A Shares and Preferred Shares, as applicable.
(al)“Share Appreciation Right” means the right to receive, upon exercise of the right, the applicable amounts as described in Section 8 hereof.
(am)“Share Bonus” means a bonus payable in fully vested Shares granted pursuant to Section 11 hereof.
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(an)“Subsidiary” means, with respect to any Person, as of any date of determination, any other Person as to which such first Person owns or otherwise controls, directly or indirectly, more than 50% of the voting shares or other similar interests or a sole general partner interest or managing member or similar interest of such other Person.
(ao)“Transfer” has the meaning set forth in Section 18 hereof.
Section 3.Administration.
(a)The Plan shall be administered by the Administrator and shall be administered in accordance with the requirements of Rule 16b-3 under the Exchange Act (“Rule 16b-3”), to the extent applicable.
(b)Pursuant to the terms of the Plan, the Administrator, subject, in the case of any Committee, to any restrictions on the authority delegated to it by the Board, shall have the power and authority, without limitation:
(1)to select those Eligible Recipients who shall be Participants;
(2)to determine whether and to what extent Awards are to be granted hereunder to Participants;
(3)to determine the number and type of Shares to be covered by each Award granted hereunder;
(4)to determine the terms and conditions, not inconsistent with the terms of the Plan, of each Award granted hereunder (including, but not limited to, (i) the restrictions applicable to Awards and the conditions under which restrictions applicable to such Awards shall lapse, (ii) the Performance Goals and periods applicable to Awards, (iii) the Exercise Price of each Option and the Base Price of each Share Appreciation Right, (iv) the vesting schedule applicable to each Award, (v) the type of Shares subject to each Award, (vi) the number of Shares or amount of cash or other property subject to each Award and (vii) subject to the requirements of Section 409A of the Code (to the extent applicable), any amendments to the terms and conditions of outstanding Awards, including, but not limited to, extending the exercise period of such Awards and accelerating or waiving the vesting schedule or other conditions of such Awards);
(5)to determine the terms and conditions, not inconsistent with the terms of the Plan, which shall govern all written instruments evidencing Awards;
(6)to determine the Fair Market Value in accordance with the terms of the Plan;
(7)to determine the duration and purpose of leaves of absence which may be granted to a Participant without constituting termination of the Participant’s employment or service for purposes of Awards granted under the Plan;
(8)to adopt, alter and repeal such administrative rules, guidelines and practices governing the Plan as it shall from time to time deem advisable;
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(9)to prescribe, amend and rescind rules and regulations relating to sub-plans established for the purpose of satisfying applicable foreign laws or qualifying for favorable tax treatment under applicable foreign laws, which rules and regulations may be set forth in an appendix or appendices to the Plan or an Award Agreement; and
(10)to construe and interpret the terms and provisions of the Plan and any Award issued under the Plan (and any Award Agreement relating thereto), and to otherwise supervise the administration of the Plan and to exercise all powers and authorities either specifically granted under the Plan or necessary and advisable in the administration of the Plan.
(c)All decisions made by the Administrator pursuant to the provisions of the Plan shall be final, conclusive and binding on all persons, including the Company and the Participants. The provisions and administration of each Award need not be the same with respect to each Participant. No member of the Board or the Committee, nor any officer or employee of the Company or any Subsidiary thereof acting on behalf of the Board or the Committee, shall be personally liable for any action, omission, determination, or interpretation taken or made in good faith with respect to the Plan, and all members of the Board or the Committee and each and any officer or employee of the Company and of any Subsidiary thereof acting on their behalf shall, consistent with the Company’s Certificate of Incorporation and to the maximum extent permitted by applicable law (as it now exists or may hereafter be amended), be fully indemnified and protected by the Company in respect of any such action, omission, determination or interpretation.
(d)The Administrator may, in its sole discretion, delegate its authority, in whole or in part, under this Section 3 (including, but not limited to, its authority to grant Awards under the Plan, other than its authority to grant Awards under the Plan to any Participant who is subject to reporting under Section 16 of the Exchange Act) to one or more officers of the Company, subject to the requirements of applicable law or any stock exchange on which the Shares are traded.
Section 4.Shares Reserved for Issuance; Certain Limitations.
(a)Subject to adjustment as provided in Section 5 hereof, the maximum number of Shares reserved for issuance under the Plan shall be (i) [●]1 Class A Shares and (ii) [●]2 Preferred Shares.
(b)Shares issued under the Plan may, in whole or in part, be authorized but unissued Shares or Shares that shall have been or may be reacquired by the Company in the open market, in private transactions or otherwise. If any Shares subject to an Award are forfeited, cancelled, exchanged or surrendered or if an Award otherwise terminates or expires without a distribution of Shares to the Participant, the Shares with respect to such Award shall, to the extent of any such forfeiture, cancellation, exchange, surrender, termination or expiration, again be available for Awards under the Plan. Additionally, Shares that are exchanged by a Participant or withheld by the Company as full or partial payment in connection with the exercise of any Option or Share Appreciation Right under the Plan or the payment of any purchase price with respect to any other Award under the Plan, as well as any Shares
1     NTD: To represent (i) 10% of the total number of Class A Shares outstanding as of the Restructuring Effective Date plus (ii) the number of shares of Class A Shares subject to outstanding Awards as of the Restructuring Effective Date.
2     NTD: To represent 7% of the total number of Preferred Shares outstanding as of the Restructuring Effective Date.
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exchanged by a Participant or withheld by the Company or any Subsidiary to satisfy the tax withholding obligations related to any Award under the Plan, shall also be available for subsequent Awards under the Plan. Upon the exercise of any Award granted in tandem with any other Awards, such related Awards shall be cancelled to the extent of the number of Shares as to which the Award is exercised and, notwithstanding the foregoing, such number of Shares shall no longer be available for Awards under the Plan. Shares, if any, that are repurchased by the Company using the proceeds received by the Company from the exercise of any Option or Share Appreciation Right or from the payment of any purchase price with respect to any other Award shall not be added to the aggregate number of Shares available for Awards under the Plan. In addition, (i) to the extent an Award is denominated in Shares, but paid or settled in cash, the number of Shares with respect to which such payment or settlement is made shall again be available for grants of Awards pursuant to the Plan and (ii) Shares underlying Awards that can only be settled in cash shall not be counted against the aggregate number of Shares available for Awards under the Plan.
Section 5.Equitable Adjustments.
(a)In the event of any Change in Capitalization, an equitable substitution or proportionate adjustment shall be made, in each case, in the manner determined by the Administrator, in its sole discretion, in (i) the aggregate number of Shares reserved for issuance under the Plan, (ii) the kind and number of securities subject to, and the Exercise Price or Base Price of, any outstanding Options and Share Appreciation Rights granted under the Plan, (iii) the kind, number and purchase price of Shares, or the amount of cash or amount or type of other property, subject to outstanding Restricted Shares, Restricted Share Units, Share Bonuses and Other Share-Based Awards granted under the Plan or (iv) the Performance Goals and performance periods applicable to any Awards granted under the Plan; provided, however, that any fractional Shares resulting from the adjustment shall be eliminated. Such other equitable substitutions or adjustments shall be made in the manner determined by the Administrator, in its sole discretion.
(b)Without limiting the generality of the foregoing, in connection with a Change in Capitalization, the Administrator may provide, in its sole discretion, but subject in all events to the requirements of Section 409A of the Code, for the cancellation of any outstanding Award in exchange for payment in cash or other property having an aggregate Fair Market Value equal to the Fair Market Value of the Shares, cash or other property covered by such Award, reduced by the aggregate Exercise Price or Base Price thereof, if any; provided, however, that if the Exercise Price or Base Price of any outstanding Award is equal to or greater than the Fair Market Value of the Shares, cash or other property covered by such Award, the Board may cancel such Award without the payment of any consideration to the Participant.
(c)The determinations made by the Administrator pursuant to this Section 5 shall be final, binding and conclusive.
Section 6.Eligibility.
The Participants under the Plan shall be selected from time to time by the Administrator, in its sole discretion, from those individuals that qualify as Eligible Recipients.
Section 7.Options.
(a)General. Each Participant who is granted an Option shall enter into an Award Agreement with the Company, containing such terms and conditions as the Administrator shall determine, in its sole discretion, which Award Agreement shall set forth,
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among other things, the Exercise Price of the Option, the term of the Option and provisions regarding exercisability of the Option, and whether the Option is intended to be an ISO or a Nonqualified Share Option (and in the event the Award Agreement has no such designation, the Option shall be a Nonqualified Share Option). More than one Option may be granted to the same Participant and be outstanding concurrently hereunder. Options granted under the Plan shall be subject to the terms and conditions set forth in this Section 7 and shall contain such additional terms and conditions, not inconsistent with the terms of the Plan, as the Administrator shall deem desirable and set forth in the applicable Award Agreement.
(b)Exercise Price. The Exercise Price of Class A Shares purchasable under an Option shall be determined by the Administrator in its sole discretion at the time of grant, but in no event shall the exercise price of an Option be less than one hundred percent (100%) of the Fair Market Value of the related Class A Shares on the date of grant.
(c)Option Term. The maximum term of each Option shall be fixed by the Administrator, but no Option shall be exercisable more than ten (10) years after the date such Option is granted. Each Option’s term is subject to earlier expiration pursuant to the applicable provisions in the Plan and the Award Agreement.
(d)Exercisability. Each Option shall be exercisable at such time or times and subject to such terms and conditions, including the attainment of Performance Goals, as shall be determined by the Administrator in the applicable Award Agreement. The Administrator may also provide that any Option shall be exercisable only in installments, and the Administrator may waive such installment exercise provisions at any time, in whole or in part, based on such factors as the Administrator may determine in its sole discretion. Notwithstanding anything to the contrary contained herein, an Option may not be exercised for a fraction of a Class A Share.
(e)Method of Exercise. Options may be exercised in whole or in part by giving written notice of exercise to the Company specifying the number of whole Class A Shares to be purchased, accompanied by payment in full of the aggregate Exercise Price of the Class A Shares so purchased in cash or its equivalent, as determined by the Administrator. As determined by the Administrator, in its sole discretion, with respect to any Option or category of Options, payment in whole or in part may also be made (i) by means of consideration received under any cashless exercise procedure approved by the Administrator (including the withholding of Class A Shares otherwise issuable upon exercise), (ii) in the form of unrestricted Class A Shares already owned by the Participant which have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Class A Shares as to which such Option shall be exercised, (iii) any other form of consideration approved by the Administrator and permitted by applicable law or (iv) any combination of the foregoing.
(f)ISOs. The terms and conditions of ISOs granted hereunder shall be subject to the provisions of Section 422 of the Code and the terms, conditions, limitations and administrative procedures established by the Administrator from time to time in accordance with the Plan. At the discretion of the Administrator, ISOs may be granted only to an employee of the Company, its “parent corporation” (as such term is defined in Section 424(e) of the Code) or a Subsidiary of the Company. All of the Class A Shares reserved for issuance under the Plan as of the Effective Date pursuant to Section 4(a) hereof (subject to adjustment as provided in Section 5 hereof) may be granted as ISOs.
(i)ISO Grants to 10% Shareholders. Notwithstanding anything to the contrary in the Plan, if an ISO is granted to a Participant who owns shares representing more than ten percent (10%) of the voting power of all classes of shares of the Company, its “parent corporation” (as such term is defined in Section 424(e) of the
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Code) or “subsidiary corporation” (as such term is defined in Section 424(f) of the Code), the term of the ISO shall not exceed five (5) years from the time of grant of such ISO and the Exercise Price shall be at least one hundred and ten percent (110%) of the Fair Market Value of the Class A Shares on the date of grant.
(ii)$100,000 Per Year Limitation For ISOs. To the extent the aggregate Fair Market Value (determined on the date of grant) of the Class A Shares for which ISOs are exercisable for the first time by any Participant during any calendar year (under all plans of the Company and its Affiliates) exceeds $100,000, such excess ISOs shall be treated as Nonqualified Share Options.
(iii)Disqualifying Dispositions. Each Participant awarded an ISO under the Plan shall notify the Company in writing immediately after the date the Participant makes a “disqualifying disposition” of any Class A Share acquired pursuant to the exercise of such ISO. A “disqualifying disposition” is any disposition (including any sale) of such Class A Shares before the later of (i) two years after the date of grant of the ISO and (ii) one year after the date the Participant acquired the Class A Shares by exercising the ISO. The Company may, if determined by the Administrator and in accordance with procedures established by it, retain possession of any Class A Shares acquired pursuant to the exercise of an ISO as agent for the applicable Participant until the end of the period described in the preceding sentence, subject to complying with any instructions from such Participant as to the sale of such Class A Shares.
(iv)No Liability. Neither the Company nor the Administrator will be liable to a Participant, or to any other party, if an ISO fails or ceases to qualify as an “incentive stock option” under Section 422 of the Code.
(g)Rights as Shareholder. A Participant shall have no rights to dividends, dividend equivalents or distributions or any other rights of a shareholder with respect to the Class A Shares subject to an Option until the Participant has given written notice of the exercise thereof, has paid in full for such Class A Shares and has satisfied the requirements of Section 17 hereof.
(h)Termination of Employment or Service. In the event of the termination of employment or service with the Company and all Affiliates thereof of a Participant who has been granted one or more Options, such Options shall be exercisable at such time or times and subject to such terms and conditions as set forth in the Award Agreement.
(i)Other Change in Employment or Service Status. An Option shall be affected, both with regard to vesting schedule and termination, by leaves of absence, including unpaid and un-protected leaves of absence, changes from full-time to part-time employment, partial Disability or other changes in the employment status or service status of a Participant, in the discretion of the Administrator.
Section 8.Share Appreciation Rights.
(a)General. Share Appreciation Rights may be granted either alone (“Free Standing Rights”) or in conjunction with all or part of any Option granted under the Plan (“Related Rights”). Related Rights may be granted either at or after the time of the grant of such Option. The Administrator shall determine the Eligible Recipients to whom, and the time or times at which, grants of Share Appreciation Rights shall be made, the number of Class A Shares to be awarded, the Base Price, and all other conditions of Share Appreciation Rights. Notwithstanding the foregoing, no Related Right may be granted for more Class A Shares than are subject to the Option to which it relates. Share Appreciation Rights granted under the Plan
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shall be subject to the following terms and conditions set forth in this Section 8 and shall contain such additional terms and conditions, not inconsistent with the terms of the Plan, as the Administrator shall deem desirable, as set forth in the applicable Award Agreement.
(b)Base Price. Each Share Appreciation Right shall be granted with a base price that is not less than one hundred percent (100%) of the Fair Market Value of the related Class A Shares on the date of grant (such amount, the “Base Price”).
(c)Rights as Shareholder. A Participant shall have no rights to dividends, dividend equivalents or any other rights of a shareholder with respect to the Class A Shares, if any, subject to a Share Appreciation Right until the Participant has given written notice of the exercise thereof and has satisfied the requirements of Section 17 hereof.
(d)Exercisability.
(1)Share Appreciation Rights that are Free Standing Rights shall be exercisable at such time or times and subject to such terms and conditions as shall be determined by the Administrator in the applicable Award Agreement.
(2)Share Appreciation Rights that are Related Rights shall be exercisable only at such time or times and to the extent that the Options to which they relate shall be exercisable in accordance with the provisions of Section 7 hereof and this Section 8.
(e)Consideration Upon Exercise.
(1)Upon the exercise of a Free Standing Right, the Participant shall be entitled to receive up to, but not more than, that number of Class A Shares equal in value to (i) the excess of the Fair Market Value of a Class A Share as of the date of exercise over the Base Price per Class A Share specified in the Free Standing Right, multiplied by (ii) the number of Class A Shares in respect of which the Free Standing Right is being exercised.
(2)A Related Right may be exercised by a Participant by surrendering the applicable portion of the related Option. Upon such exercise and surrender, the Participant shall be entitled to receive up to, but not more than, that number of Class A Shares equal in value to (i) the excess of the Fair Market Value of a Class A Share as of the date of exercise over the Exercise Price specified in the related Option, multiplied by (ii) the number of Class A Shares in respect of which the Related Right is being exercised. Options which have been so surrendered, in whole or in part, shall no longer be exercisable to the extent the Related Rights have been so exercised.
(3)Notwithstanding the foregoing, the Administrator may determine to settle the exercise of a Share Appreciation Right in cash (or in any combination of Class A Shares and cash).
(f)Termination of Employment or Service.
(1)In the event of the termination of employment or service with the Company and all Affiliates thereof of a Participant who has been granted one or more Free Standing Rights, such rights shall be exercisable at such time or times and subject to such terms and conditions as set forth in the Award Agreement.
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(2)In the event of the termination of employment or service with the Company and all Affiliates thereof of a Participant who has been granted one or more Related Rights, such rights shall be exercisable at such time or times and subject to such terms and conditions as set forth in the related Options.
(g)Term.
(1)The term of each Free Standing Right shall be fixed by the Administrator, but no Free Standing Right shall be exercisable more than ten (10) years after the date such right is granted.
(2)The term of each Related Right shall be the term of the Option to which it relates, but no Related Right shall be exercisable more than ten (10) years after the date such right is granted.
(h)Other Change in Employment or Service Status. Share Appreciation Rights shall be affected, both with regard to vesting schedule and termination, by leaves of absence, including unpaid and un-protected leaves of absence, changes from full-time to part-time employment, partial Disability or other changes in the employment status or service status of a Participant, in the discretion of the Administrator.
Section 9.Restricted Shares and Restricted Share Units.
(a)General. Restricted Shares and Restricted Share Units may be issued under the Plan. The Administrator shall determine the Eligible Recipients to whom, and the time or times at which, Restricted Shares or Restricted Share Units shall be made; the number of Shares to be awarded; the price, if any, to be paid by the Participant for the acquisition of Restricted Shares or Restricted Share Units; the period of time prior to which Restricted Shares or Restricted Share Units become vested and free of restrictions on Transfer (the “Restricted Period”); the Performance Goals (if any); and all other conditions of the Restricted Shares and Restricted Share Units. If the restrictions, Performance Goals and/or conditions established by the Administrator are not attained, a Participant shall forfeit his or her Restricted Shares or Restricted Share Units, in accordance with the terms of the grant.
(b)Awards and Certificates.
(1)Except as otherwise provided in Section 9(c) hereof, (i) each Participant who is granted an Award of Restricted Shares may, in the Company’s sole discretion, be issued a share certificate in respect of such Restricted Shares; and (ii) any such certificate so issued shall be registered in the name of the Participant, and shall bear an appropriate legend referring to the terms, conditions, and restrictions applicable to any such Award. The Company may require that the share certificates, if any, evidencing Restricted Shares granted hereunder be held in the custody of the Company until the restrictions thereon shall have lapsed, and that, as a condition of any award of Restricted Shares, the Participant shall have delivered a transfer form, endorsed in blank, relating to the Shares covered by such award. Certificates for unrestricted Shares may, in the Company’s sole discretion, be delivered to the Participant only after the Restricted Period has expired without forfeiture in respect of such Restricted Shares.
(2)With respect to an Award of Restricted Share Units to be settled in Shares, at the expiration of the Restricted Period, share certificates in respect of the Shares underlying such Restricted Share Units may, in the Company’s sole discretion, be delivered to the Participant, or his legal representative, in a number equal to the number of Shares underlying the Award of Restricted Share Units.
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(3)Notwithstanding anything in the Plan to the contrary, any Restricted Shares or Restricted Share Units to be settled in Shares (at the expiration of the Restricted Period) may, in the Company’s sole discretion, be issued in uncertificated form.
(4)Further, notwithstanding anything in the Plan to the contrary, with respect to Restricted Share Units, at the expiration of the Restricted Period, Shares (either in certificated or uncertificated form) or cash, as applicable, shall promptly be issued to the Participant, unless otherwise deferred in accordance with procedures established by the Company in accordance with Section 409A of the Code, and such issuance or payment shall in any event be made no later than March 15th of the calendar year following the year of vesting or within such other period as is required to avoid accelerated taxation and/or tax penalties under Section 409A of the Code.
(c)Restrictions and Conditions. The Restricted Shares and Restricted Share Units granted pursuant to this Section 9 shall be subject to the following restrictions and conditions and any additional restrictions or conditions as determined by the Administrator at the time of grant or, subject to Section 409A of the Code where applicable, thereafter:
(1)The Award Agreement may provide for the lapse of restrictions in installments and may accelerate or waive such restrictions in whole or in part based on such factors and such circumstances as set forth in the Award Agreement, including, but not limited to, the attainment of certain performance related goals, the Participant’s termination of employment or service with the Company or any Affiliate thereof, or the Participant’s death or Disability. Notwithstanding the foregoing, upon a Change in Control, the outstanding Awards shall be subject to Section 13 hereof.
(2)Except as provided in the applicable Award Agreement, the Participant shall generally have the rights of a shareholder of the Company with respect to Restricted Shares during the Restricted Period, including the right to vote such Shares and to receive any dividends declared with respect to such Shares (to the extent applicable); provided, however, that except as provided in the applicable Award Agreement, any dividends declared during the Restricted Period with respect to such Shares shall only become payable if (and to the extent) the underlying Restricted Shares vests. Except as provided in the applicable Award Agreement, the Participant shall generally not have the rights of a shareholder with respect to Shares subject to Restricted Share Units during the Restricted Period; provided, however, that, subject to Section 409A of the Code, an amount equal to any dividends declared during the Restricted Period with respect to the number of Shares covered by Restricted Share Units may, to the extent set forth in an Award Agreement, be paid or distributed to the Participant when accrued, or at the time (and to the extent) that Shares in respect of the related Restricted Share Units are delivered to the Participant.
(d)Termination of Employment or Service. The rights of Participants granted Restricted Shares or Restricted Share Units upon termination of employment or service with the Company and all Affiliates thereof for any reason during the Restricted Period shall be set forth in the Award Agreement.
(e)Form of Settlement. The Administrator reserves the right in its sole discretion to provide (either at or after the grant thereof) that any Restricted Share Unit represents the right to receive the amount of cash per unit that is determined by the Administrator in connection with the Award.
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Section 10.Other Share-Based Awards.
Other forms of Awards valued in whole or in part by reference to, or otherwise based on, Shares, including, but not limited to, dividend equivalents, may be granted either alone or in addition to other Awards (other than in connection with Options or Share Appreciation Rights) under the Plan. Dividends or dividend equivalents awarded hereunder may be paid or distributed when accrued, or may be subject to the same restrictions, conditions and risks of forfeiture as the underlying Awards and only become payable if (and to the extent) the underlying Awards vest. Subject to the provisions of the Plan, the Administrator shall have sole and complete authority to determine the individuals to whom and the time or times at which such Other Share-Based Awards shall be granted, the number of Shares to be granted pursuant to such Other Share-Based Awards, or the manner in which such Other Share-Based Awards shall be settled (e.g., in Shares, cash or other property), or the conditions to the vesting and/or payment or settlement of such Other Share-Based Awards (which may include, but not be limited to, achievement of performance criteria) and all other terms and conditions of such Other Share-Based Awards.
Section 11.Share Bonuses.
In the event that the Administrator grants a Share Bonus, the Shares constituting such Share Bonus shall, as determined by the Administrator, be evidenced in uncertificated form or by a book entry record or a certificate issued in the name of the Participant to whom such grant was made and delivered to such Participant as soon as practicable after the date on which such Share Bonus is payable.
Section 12.Cash Awards.
The Administrator may grant Awards that are payable solely in cash, as deemed by the Administrator to be consistent with the purposes of the Plan, and such Cash Awards shall be subject to the terms, conditions, restrictions and limitations determined by the Administrator, in its sole discretion, from time to time. Cash Awards may be granted with value and payment contingent upon the achievement of Performance Goals.
Section 13.Change in Control Provisions.
Unless otherwise determined by the Administrator prior to a Change in Control or evidenced in an Award Agreement, in the event that (a) a Change in Control occurs and (b) the Participant’s employment or service is terminated by the Company, its successor or an Affiliate thereof without Cause or by the Participant for Good Reason (if applicable) on or after the effective date of the Change in Control but prior to twelve (12) months following the Change in Control, then:
(a)any unvested or unexercisable portion of any Award carrying a right to exercise shall become fully vested and exercisable; and
(b)the restrictions, deferral limitations, payment conditions and forfeiture conditions applicable to an Award granted under the Plan shall lapse and such Awards
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shall be deemed fully vested and any performance conditions imposed with respect to such Awards shall be deemed to be fully achieved.
Section 14.Voting Proxy.
The Company reserves the right to require the Participant, to the fullest extent permitted by applicable law, to appoint the Company’s Secretary (or another person at the request of the Administrator) as the Participant’s proxy with respect to all applicable unvested Awards of which the Participant may be the record holder of from time to time to (A) attend all meetings of the holders of Shares, with full power to vote and act for the Participant with respect to such Awards in the same manner and extent that the Participant might were the Participant personally present at such meetings, and (B) execute and deliver, on behalf of the Participant, any written consent in lieu of a meeting of the holders of Shares in the same manner and extent that the Participant might but for the proxy granted pursuant to this sentence.
Section 15.Amendment and Termination.
The Board may amend, alter or terminate the Plan, but no amendment, alteration, or termination shall be made that would impair the rights of a Participant under any Award theretofore granted without such Participant’s consent. Unless the Board determines otherwise, the Board shall obtain approval of the Company’s shareholders for any amendment to the Plan that would require such approval in order to satisfy any rules of the stock exchange on which the Shares is traded or other applicable law. The Administrator may amend the terms of any Award theretofore granted, prospectively or retroactively, but, subject to Section 5 hereof and the immediately preceding sentence, no such amendment shall impair the rights of any Participant without his or her consent.
Section 16.Unfunded Status of Plan.
The Plan is intended to constitute an “unfunded” plan for incentive compensation. With respect to any payments not yet made to a Participant by the Company, nothing contained herein shall give any such Participant any rights that are greater than those of a general creditor of the Company.
Section 17.Withholding Taxes.
Each Participant shall, no later than the date as of which the value of an Award first becomes includible in the gross income of such Participant for purposes of applicable taxes, pay to the Company, or make arrangements satisfactory to the Company regarding payment of, an amount in respect of such taxes up to the maximum statutory rates in the Participant’s applicable jurisdiction with respect to the Award, as determined by the Company. The obligations of the Company under the Plan shall be conditional on the making of such payments or arrangements, and the Company shall, to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind otherwise due to such Participant. Whenever cash is to be paid pursuant to an Award, the Company shall have the right to deduct therefrom an amount sufficient to satisfy any applicable withholding tax requirements related thereto as determined by the Company. Whenever Shares or property other than cash are to be delivered
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pursuant to an Award, the Company shall have the right to (i) require the Participant to remit to the Company in cash an amount sufficient to satisfy any related taxes to be withheld and applied to the tax obligations as determined by the Company, (ii) withhold from delivery of Shares or other property, or (iii) accept delivery of already owned unrestricted Shares, in each case in the sole and absolute discretion of the Administrator. The Shares withheld or accepted as payment for taxes must have a value not exceeding the applicable taxes to be withheld, determined based on the greatest withholding rates for federal, state, foreign and/or local tax purposes, including payroll taxes, that may be utilized without creating adverse accounting treatment with respect to such Award, as determined by the Company. For purposes of this Section 17, Shares shall be valued at their Fair Market Value on the date on which the amount of tax to be withheld is determined and any fractional share amounts resulting therefrom shall be settled in cash. The Company may also use any other method of obtaining the necessary payment or proceeds, as permitted by law, to satisfy its withholding obligation with respect to any Award as determined by the Company.
Section 18.Transfer of Awards.
Until such time as the Awards are fully vested and/or exercisable in accordance with the Plan or an Award Agreement, no purported sale, assignment, mortgage, hypothecation, transfer, charge, pledge, encumbrance, gift, transfer in trust (voting or other) or other disposition of, or creation of a security interest in or lien on, any Award or any agreement or commitment to do any of the foregoing (each, a “Transfer”) by any holder thereof in violation of the provisions of the Plan or an Award Agreement will be valid, except with the prior written consent of the Administrator, which consent may be granted or withheld in the sole discretion of the Administrator. Any purported Transfer of an Award or any economic benefit or interest therein in violation of the Plan or an Award Agreement shall be null and void ab initio, and shall not create any obligation or liability of the Company, and any Person purportedly acquiring any Award or any economic benefit or interest therein transferred in violation of the Plan or an Award Agreement shall not be entitled to be recognized as a holder of any Shares or other property underlying such Award. Unless otherwise determined by the Administrator in accordance with the provisions of the immediately preceding sentence, an Option or Share Appreciation Right may be exercised, during the lifetime of the Participant, only by the Participant or, during any period during which the Participant is under a legal disability, by the Participant’s guardian or legal representative.
Section 19.Continued Employment or Service.
Neither the adoption of the Plan nor the grant of an Award hereunder shall confer upon any Eligible Recipient any right to continued employment or service with the Company or any Affiliate thereof, as the case may be, nor shall it interfere in any way with the right of the Company or any Affiliate thereof to terminate the employment or service of any of its Eligible Recipients at any time.
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Section 20.Effective Date.
The Plan was adopted by the Board on May 6, 2026 and shall become effective without further action as of the closing of the Company’s Restructuring Transaction (as described in the Company’s Definitive Proxy Statement on Schedule 14A, dated as of [●], 2026) (the “Effective Date”), subject to approval by the Company’s stockholders of the Plan.
Section 21.Term of Plan.
No Award shall be granted pursuant to the Plan on or after the tenth anniversary of the Effective Date, but Awards theretofore granted may extend beyond that date.
Section 22.Securities Matters and Regulations.
(a)Notwithstanding anything herein to the contrary, the obligation of the Company to sell or deliver Shares with respect to any Award granted under the Plan shall be subject to all applicable laws, rules and regulations, including all applicable federal and state securities laws, the obtaining of all such approvals by governmental agencies as may be deemed necessary or appropriate by the Administrator and the listing requirements of any securities exchange on which the Shares are traded. The Administrator may require, as a condition of the issuance and delivery of certificates evidencing Shares pursuant to the terms hereof, that the recipient of such Shares make such agreements and representations, and that such certificates bear such legends, as the Administrator, in its sole discretion, deems necessary or advisable.
(b)Each Award is subject to the requirement that, if at any time the Administrator determines that the listing, registration or qualification of Shares issuable pursuant to the Plan is required by any securities exchange or under any state or federal law, or the consent or approval of any governmental regulatory body is necessary or desirable as a condition of, or in connection with, the grant of an Award or the issuance of Shares, no such Award shall be granted or payment made or Shares issued, in whole or in part, unless such listing, registration, qualification, consent or approval has been effected or obtained free of any conditions not acceptable to the Administrator.
(c)In the event that the disposition of Shares acquired pursuant to the Plan is not covered by a then current registration statement under the Securities Act and is not otherwise exempt from such registration, such Shares shall be restricted against transfer to the extent required by the Securities Act or regulations thereunder, and the Administrator may require a Participant receiving Shares pursuant to the Plan, as a condition precedent to receipt of such Shares, to represent to the Company in writing that the Shares acquired by such Participant is acquired for investment only and not with a view to distribution.
Section 23.Notification of Election Under Section 83(b) of the Code.
If any Participant shall, in connection with the acquisition of Shares under the Plan, make the election permitted under Section 83(b) of the Code, such Participant shall notify the Company of such election within ten (10) days after filing notice of the election with the Internal Revenue Service.
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Section 24.No Fractional Shares.
No fractional Shares shall be issued or delivered pursuant to the Plan. The Administrator shall determine whether cash, other Awards, or other property shall be issued or paid in lieu of such fractional Shares or whether such fractional Shares or any rights thereto shall be forfeited or otherwise eliminated.
Section 25.Beneficiary.
A Participant may file with the Administrator a written designation of a beneficiary on such form as may be prescribed by the Administrator and may, from time to time, amend or revoke such designation. If no designated beneficiary survives the Participant, the executor or administrator of the Participant’s estate shall be deemed to be the Participant’s beneficiary.
Section 26.Paperless Administration.
In the event that the Company establishes, for itself or using the services of a third party, an automated system for the documentation, granting or exercise of Awards, such as a system using an internet website or interactive voice response, then the paperless documentation, granting or exercise of Awards by a Participant may be permitted through the use of such an automated system.
Section 27.Severability.
If any provision of the Plan is held to be invalid or unenforceable, the other provisions of the Plan shall not be affected but shall be applied as if the invalid or unenforceable provision had not been included in the Plan.
Section 28.Clawback.
Notwithstanding any other provisions in this Plan, any Award, including any Shares, cash or other property subject to or purchased or received pursuant to an Award, which is subject to recovery under any law, government regulation, stock exchange listing requirement or pursuant to any policy adopted by the Company, as approved by the Board, will be subject to such deductions and clawback as may be required to be made pursuant to such law, government regulation, stock exchange listing requirement or policy adopted by the Company, including, without limitation, the Company’s Clawback Policy, as may be amended and/or restated from time to time, and any successor thereto.
Section 29.Section 409A of the Code.
The Plan as well as payments and benefits under the Plan are intended to be exempt from, or to the extent subject thereto, to comply with Section 409A of the Code, and, accordingly, to the maximum extent permitted, the Plan shall be interpreted in accordance therewith. Notwithstanding anything contained herein to the contrary, to the extent required in order to avoid accelerated taxation and/or tax penalties under Section 409A of the Code, the Participant shall not be considered to have terminated employment or service with the Company
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for purposes of the Plan and no payment shall be due to the Participant under the Plan or any Award until the Participant would be considered to have incurred a “separation from service” from the Company and its Affiliates within the meaning of Section 409A of the Code. Any payments described in the Plan that are due within the “short term deferral period” as defined in Section 409A of the Code shall not be treated as deferred compensation unless applicable law requires otherwise. Notwithstanding anything to the contrary in the Plan, to the extent that any Awards (or any other amounts payable under any plan, program or arrangement of the Company or any of its Affiliates) are payable upon a separation from service and such payment would result in the imposition of any individual tax and penalty interest charges imposed under Section 409A of the Code, the settlement and payment of such awards (or other amounts) shall instead be made on the first business day after the date that is six (6) months following such separation from service (or death, if earlier). Each amount to be paid or benefit to be provided under this Plan shall be construed as a separate identified payment for purposes of Section 409A of the Code. The Administrator shall have the sole authority to make any accelerated distributions permissible under Treas. Reg. Section 1.409A-3(j)(4) to Participants with respect to any deferred amounts, provided that such distributions meets the requirements of Treas. Reg. Section 1.409A-3(j)(4). The Company makes no representation that any or all of the payments or benefits described in this Plan will be exempt from or comply with Section 409A of the Code and makes no undertaking to preclude Section 409A of the Code from applying to any such payment. The Participant shall be solely responsible for the payment of any taxes and penalties incurred under Section 409A of the Code.
Section 30.Governing Law.
The Plan shall be governed by and construed in accordance with the laws of the State of Delaware, without giving effect to the principles of conflicts of law of such state.
Section 31.Titles and Headings.
The titles and headings of the sections in the Plan are for convenience of reference only and, in the event of any conflict, the text of the Plan, rather than such titles or headings, shall control.
Section 32.Successors.
The obligations of the Company under the Plan shall be binding upon any successor corporation or organization resulting from the merger, consolidation or other reorganization of the Company, or upon any successor corporation or organization succeeding to substantially all of the assets and business of the Company.
Section 33.Relationship to other Benefits.
No payment pursuant to the Plan shall be taken into account in determining any benefits under any pension, retirement, savings, profit sharing, group insurance, welfare, or other benefit plan of the Company or any Affiliate except to the extent otherwise expressly provided in writing in such other plan or an agreement thereunder.
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ANNEX D
Certificate of Designations
Series A Mandatorily Convertible Preferred Stock
of New Fortress Energy Inc.
[•], 2026
On [•], 2026, the Board of Directors of New Fortress Energy Inc., a Delaware corporation (the “Corporation”), adopted the following resolution designating and creating, subject to and conditioned upon the consummation of the transactions contemplated by the Restructuring Support Agreement, dated as of March 17, 2026 (the “Restructuring Support Agreement”), among the Corporation, certain of its subsidiaries, the information agent and certain of the Corporation’s supporting creditors and the English law restructuring plan under Part 26A of the Companies Act proposed by NFE Global Holdings Limited, out of the authorized and unissued Preferred Shares (as defined in the Certificate of Incorporation) of the Corporation, 2,456,178 authorized shares of a series of Preferred Shares of the Corporation titled the “Series A Mandatorily Convertible Preferred Stock”:
RESOLVED that, pursuant to the authority of the Board of Directors pursuant to the Certificate of Incorporation, the Bylaws and applicable law, a series of Preferred Shares of the Corporation titled the “Series A Mandatorily Convertible Preferred Stock,” and having a par value of $0.01 per share and an initial number of authorized shares equal to 2,641,052, is hereby designated and created, subject to and conditioned upon the consummation of the transactions contemplated by the Restructuring Support Agreement, out of the authorized and unissued Preferred Shares of the Corporation, which series has the rights, designations, preferences, voting powers and other provisions set forth below:
1.DEFINITIONS.
“Affiliate” of any Person means any Person, directly or indirectly, Controlling, Controlled by or under common Control with such Person.
“Asset Sale” means a Disposition of assets by the Corporation or any of its Subsidiaries or the issuance or sale of Capital Stock (other than directors’ qualifying shares and shares issued to foreign nationals or other third parties to the extent required by applicable law) of any of the Corporation’s Subsidiaries, in each case to a third party.
“Bankruptcy Event” means the occurrence of any of the following with respect to the Corporation or any Material Subsidiary:
(i)any voluntary or involuntary liquidation, dissolution or winding up;
(ii)the commencement of an involuntary case or proceeding or the filing of an involuntary petition in a court of competent jurisdiction seeking (A) an order for relief entered with respect to it, or seeking to adjudicate it bankrupt or insolvent, or seeking liquidation, arrangement, adjustment, reorganization, dissolution, composition or other relief in respect of the Corporation or a Material Subsidiary, or a substantial part of the property or assets of the Corporation or its Subsidiaries, under Title 11 of the United States Code, as now constituted or hereafter amended, or any other federal, state or foreign bankruptcy, insolvency, receivership or similar law, or other relief with respect to it or its debts or (B) the appointment of a receiver, administrator, administrative receiver, liquidator, trustee, custodian, sequestrator, conservator or similar official for the Corporation or a Material Subsidiary, or a substantial part of the property or assets of the Corporation or a Material Subsidiary; in each case if such involuntary case, proceeding or involuntary petition continues undismissed and unstayed for 75 days or an order for relief or order appointing such receiver, administrator, administrative receiver, liquidator, trustee, custodian, sequestrator, conservator or similar official, as the case may be, is entered in such involuntary case or proceeding or with respect to such involuntary petition; or
(iii)the (A) voluntary commencement by the Corporation or any Material Subsidiary of any case or proceeding, or any other voluntary action seeking an order for relief entered with respect to it, or seeking to adjudicate it bankrupt or insolvent, or seeking liquidation, arrangement, adjustment, reorganization, dissolution, composition or other relief in respect of the Corporation or a Material Subsidiary, or a substantial part of the property or assets of the Corporation or its Subsidiaries, under Title 11 of the United States Code, as now constituted or hereafter amended, or any other federal, state or foreign bankruptcy, insolvency, receivership or similar law, or other relief with respect to it or its debts, (B) application for or consent by the Corporation to the institution of, or failure to contest in a timely and appropriate manner, any proceeding or the filing of any petition described in clause (ii) above, (C) application for or consent or acquiescence to the appointment of a receiver, administrator, administrative receiver, liquidator, trustee, custodian, sequestrator, conservator or similar official for the Corporation or any Material Subsidiary, or a substantial part of the property or assets of the Corporation, (D) filing by the Corporation or any Material Subsidiary of an answer admitting the material allegations of a petition filed against it in any such proceeding or other action, (E) making by the Corporation or a Material Subsidiary of a general assignment for the benefit of creditors or (F) the inability or admission in writing of the Corporation or a Material Subsidiary of its inability or failure generally to pay its debts as they become due.
“Board of Directors” means the Corporation’s board of directors or a committee of such board duly authorized to act with the authority of such board.
“Business Day” means any calendar day other than a Saturday, a Sunday or any day on which the Federal Reserve Bank of New York is authorized or required by law or executive order to close or be closed.
“Bylaws” means the Amended and Restated Bylaws of the Corporation, effective as of [•], 20261, as the same may be further amended, amended and restated, supplemented or otherwise modified from time to time.
“Capital Stock” of any Person means any and all shares of, interests in, rights to purchase, warrants or options for, participations in, or other equivalents of, in each case, however designated, the equity of such Person, but excluding any debt securities convertible into such equity.
“Cash Flow from Operations” means cash provided by operating activities of the Corporation and its Subsidiaries as reported under GAAP.
“Certificate of Designations” means this Certificate of Designations, as amended, amended and restated, supplemented or otherwise modified from time to time.
1 NTD: To be the Initial Issue Date.
2

“Certificate of Incorporation” means the Corporation’s Amended and Restated Certificate of Incorporation, dated as of [•], 20262, as the same has been and may be further amended, amended and restated, supplemented or otherwise modified from time to time.
“Close of Business” means 5:00 p.m., New York City time.
“Common Stock” means the Class A common stock, $0.01 par value per share, of the Corporation, subject to Section 9(f).
“Common Stock Change Event” has the meaning set forth in Section 9(f).
“Common Stock Equivalents” means any securities (directly or indirectly) convertible into or exchangeable or exercisable for shares of Common Stock.
“Compounded Dividends” has the meaning set forth in Section 5(b).
“Consolidated Total Debt” means, at any date of determination, an amount equal to the aggregate principal amount of all Indebtedness (plus the amount of any accrued but unpaid interest, unpaid fees, premiums and other amounts thereon) of the Corporation and its Subsidiaries on a consolidated basis and determined in accordance with GAAP.
“Control” (including its correlative meanings “under common Control with” and “Controlled by”) means, with respect to any Person, the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of such Person, whether through ownership of securities or partnership or other interests, by contract or otherwise.
“Conversion Agent” has the meaning set forth in Section 3(e).
“Conversion Consideration” means, with respect to the conversion of any Convertible Preferred Stock, the type and amount of consideration payable or deliverable to settle such conversion, determined in accordance with Section 9.
“Conversion Rate” initially means 52.821415 shares of Common Stock for each share of Convertible Preferred Stock, subject to adjustment pursuant to Section 9(c)(i). Each reference in this Certificate of Designations to the Conversion Rate as of a particular date without setting forth a particular time on such date will be deemed to be a reference to the Conversion Rate immediately before the Close of Business on such date.
“Conversion Share” means any share of Common Stock delivered or deliverable upon conversion of any Convertible Preferred Stock.
“Convertible Preferred Stock” has the meaning set forth in Section 3(a).
“Corporation” has the meaning set forth in the preliminary paragraph hereto.
“Current Market Price” means the Volume-Weighted Average Price per share of Common Stock for the twenty (20) Trading Days ending on, but excluding, the date in question. If the Common Stock is not traded on any U.S. national or regional securities exchange or quotation system, the Current Market Price shall be the price per share of Common Stock that the Corporation could obtain from a willing buyer for shares of Common Stock sold by the Corporation from authorized but unissued shares of Common Stock, as such price shall be reasonably determined in good faith by the Board of Directors.
2 NTD: To be the Initial Issue Date.
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“Deficit Shares” has the meaning set forth in Section 9(e)(i).
“Depositary” means DTC or its nominee or any successor appointed by the Corporation.
“Disposition” means, with respect to any property, any sale, assignment, conveyance, transfer, exclusive license, lease, sale and leaseback, conveyance, transfer or other disposition thereof (including, to the extent applicable based on the use of the term in this Certificate of Designations, any sale or issuance of Capital Stock by such Person or by a Subsidiary of such Person), including any sale, assignment, conveyance, transfer or other disposal, with or without recourse, of any notes or accounts receivable or any rights and claims associated therewith.
“Dividend Rate” means (i) three percent (3.0%) per annum from the Initial Issue Date to, but not including, [•], 20273, (ii) five percent (5.0%) per annum from [•], 20274 to, but not including, [•], 20285, and (iii) seven percent (7.0%) per annum thereafter to, but not including, the Mandatory Conversion Date.
“Dividends” has the meaning set forth in Section 5(a).
“Equity Interests” means the Capital Stock of the Corporation, and all warrants, options or other rights to acquire such Capital Stock, but excluding any debt security that is convertible into, or exchangeable for, such Capital Stock.
“Equity Treatment Limitation” has the meaning set forth in Section 9(e)(i).
“Exchange Act” means the U.S. Securities Exchange Act of 1934, as amended.
“Exempt Issuance” means (a) the Corporation’s issuance or grant of shares of Common Stock or Common Stock Equivalents directly or upon the exercise of options or by way of other forms of equity compensation awarded to directors, officers, employees, or consultants of the Corporation in connection with their service as directors of the Corporation, their employment by the Corporation or their retention as consultants by the Corporation; and (b) the Corporation’s issuance of securities upon the exercise, exchange or conversion of any securities that are exercisable or exchangeable for, or convertible into, shares of Common Stock and are outstanding as of the Initial Issue Date; (c) the Corporation’s issuance of the Convertible Preferred Stock and any shares of Common Stock upon conversion thereof; and (d) securities issued pursuant to acquisitions or strategic transactions, provided any such issuance shall only be to a Person which is, itself or through its subsidiaries, an operating company in a business synergistic with the business of the Corporation and in which the Corporation receives benefits in addition to the investment of funds, but shall not include a transaction in which the Corporation is issuing securities primarily for the purpose of raising capital or to an entity whose primary business is investing in securities. For purposes of this definition, “consultant” means a consultant that may participate in an “employee benefit plan” in accordance with the definition of such term in Rule 405 under the Securities Act.
“GAAP” means U.S. generally accepted accounting principles, consistently applied and as in effect from time to time.
“Global Preferred Certificate” has the meaning set forth in Section 13(a).
“Global Preferred Shares” has the meaning set forth in Section 13(a).
3 NTD: To be the Initial Issue Date.
4 NTD: To be the first anniversary of the Initial Issue Date.
5 NTD: To be the second anniversary of the Initial Issue Date.
4

“Holder” means a person in whose name any Convertible Preferred Stock is registered on the Register.
“Indebtedness” means (a) indebtedness for borrowed money or the deferred price of property or services, such as reimbursement and other obligations for surety bonds and letters of credit, (b) obligations evidenced by notes, bonds, debentures, loan agreements or similar instruments, (c) capital lease obligations, (d) other short- and long-term obligations under debt agreements, lines of credit and extensions of credit, (e) indebtedness (excluding prepaid interest thereon) secured by a lien on property owned or being purchased by such Person (including indebtedness arising under conditional sales or other title retention agreements), whether or not such indebtedness shall have been assumed by such Person or is limited in recourse, and (f) all guarantees of such Person in respect of any of the foregoing.
“Initial Issue Date” means [•], 2026.
“Issue Date Consolidated Total Debt” means the $[•] aggregate principal amount of Consolidated Total Debt outstanding immediately following the closing of the Restructuring.
“Junior Securities” means collectively, the Common Stock and each other class or series of Capital Stock now existing or hereafter authorized, classified or reclassified, the terms of which do not expressly provide that such class or series ranks on a parity basis with or senior to the Convertible Preferred Stock as to dividend rights and rights on the distribution of assets on any voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Corporation.
“Last Reported Sale Price” of the Common Stock or the Convertible Preferred Stock for any Trading Day means the closing sale price per share (or, if no closing sale price is reported, the average of the last bid price and the last ask price per share or, if more than one in either case, the average of the average last bid prices and the average last ask prices per share) of the Common Stock on such Trading Day as reported in composite transactions for the principal U.S. national or regional securities exchange on which the Common Stock is then listed. If the Common Stock is not listed on a U.S. national or regional securities exchange on such Trading Day, then the Last Reported Sale Price will be the last quoted bid price per share of Common Stock on such Trading Day in the over-the-counter market as reported by OTC Markets Group Inc. or a similar organization. If the Common Stock is not so quoted on such Trading Day, then the Last Reported Sale Price will be the average of the mid-point of the last bid price and the last ask price per share of Common Stock on such Trading Day from a nationally recognized independent investment banking firm the Corporation selects.
“Liquidation Event” means the occurrence of any of the following:
(iv)(A) a consolidation, merger, statutory conversion, statutory exchange, transfer, domestication, continuance or similar business combination or transaction to which the Corporation is a party (whether or not the Corporation is the surviving corporation) or (B) a consolidation, merger, statutory conversion, statutory exchange, transfer, domestication, continuance or similar business combination or transaction to which a Subsidiary is a party, if approved by the Board of Directors or if the Corporation issues shares of its Capital Stock pursuant to such transaction (in either (A) or (B) of this clause (i)), other than an applicable transaction involving the Corporation or a Subsidiary in which the shares of Capital Stock of the Corporation outstanding immediately prior to such transaction continue to represent, or are converted into or exchanged for shares of capital stock that represent, immediately following such consolidation or merger, at least a majority of the Voting Stock of (1) the surviving or resulting corporation; or (2) if the surviving or resulting corporation is a wholly-owned subsidiary of another corporation immediately following such transaction, the parent corporation of such surviving or resulting corporation;
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(v)a Disposition of assets of the Corporation or its Subsidiaries that, taken as a whole, represent greater than 80% of the aggregate book value of the consolidated assets of the Corporation and its Subsidiaries as determined at the time of such Disposition in accordance with GAAP (including the Disposition of one or more Subsidiaries if the sale of all of the assets of such Subsidiary or Subsidiaries would meet or exceed the foregoing threshold described in this clause (ii), except where such Disposition is to a Wholly Owned Subsidiary of the Corporation);
(vi)the Corporation consummating a stock purchase agreement or other business combination (including, without limitation, a reorganization, recapitalization, spin-off or scheme of arrangement) with another entity whereby such other entity acquires more than 50% of the outstanding shares of Voting Stock (not including any shares of Voting Stock held by the “person” or “group” (as such terms are used in Sections 13(d) and 14(d) of the Exchange Act) making or party to, or associated or affiliated with such other “person” or “group” making or party to, such stock purchase agreement or other business combination) of the Corporation; provided, that any repurchase, redemption, or acquisition by one or more of the Corporation and its Affiliates of the capital stock of the Corporation, whether by open market purchase, tender offer, or otherwise, that results in a person acquiring at least a majority, by voting power, of the capital stock of the Corporation shall not be deemed to be a Liquidation Event; or
(vii)a Bankruptcy Event.
“Liquidation Preference” has the meaning set forth in Section 5(a).
“Mandatory Conversion Date” means [•], 2029.6
“Market Disruption Event” means, with respect to any date, the occurrence or existence, during the one-half hour period ending at the scheduled close of trading on such date on the principal U.S. national or regional securities exchange or other market on which the Common Stock is listed for trading or trades, of any material suspension or limitation imposed on trading (by reason of movements in price exceeding limits permitted by the relevant exchange or otherwise) in the Common Stock or in any options contracts or futures contracts relating to the Common Stock.
“Material Subsidiary” means, as of any date of determination, any Subsidiary of the Corporation that, together with its respective Subsidiaries on a consolidated basis: (a) contributed or is otherwise directly or indirectly responsible for 80% or more of the consolidated revenue of the Corporation and its Subsidiaries at any point during the eighteen-month (18-month) period ending on the date of the most recent audited financial statements of the Corporation; (b) owned, leased, licensed, used, or held for use assets with an aggregate fair market value representing 80% or more of the consolidated total assets of the Corporation and its Subsidiaries at any point during the eighteen (18) month period prior to the date of determination.
“Number of Reserved Shares” means, as of any time, the number of shares of Common Stock that, at such time, the Corporation has reserved (out of its authorized but unissued shares of Common Stock that are not reserved for any other purpose) for delivery upon conversion of the Convertible Preferred Stock.
“Original Liquidation Preference” means, with respect to any share of Convertible Preferred Stock, as of the Initial Issue Date, $1,000, subject to adjustment for any stock split, reverse split, stock dividend or similar transaction, in each case, of the Convertible Preferred Stock.
6 NTD: To be the third anniversary of the Initial Issue Date.
6

“Parity Interests” means, subject to the consent rights over issuance thereof under Section 8(a)(i)(2), Parity Securities of the Corporation, and all warrants, options or other rights to acquire such Parity Securities, but excluding any debt security that is convertible into, or exchangeable for, such Parity Securities.
“Parity Securities” means, subject to the consent rights over issuance thereof under Section 8(a)(i)(2), any class or series of Capital Stock of the Corporation (other than Convertible Preferred Stock), the terms of which expressly provide that such class ranks pari passu with the Convertible Preferred Stock as to dividend rights and rights on the distribution of assets on any voluntary or involuntary bankruptcy, liquidation, dissolution or winding up of the affairs of the Corporation.
“Paying Agent” has the meaning set forth in Section 3(e)(h).
“Person” or “person” means any individual, corporation, partnership, limited liability company, joint venture, association, joint-stock company, trust, unincorporated organization or government or other agency or political subdivision thereof. Any division or series of a limited liability company, limited partnership or trust will constitute a separate “person” under this Certificate of Designations.
“Record Date” means, with respect to any dividend or distribution on, or issuance to holders of, Convertible Preferred Stock or Common Stock, the date fixed (whether by law, contract or the Board of Directors or otherwise) to determine the Holders or the holders of Common Stock, as applicable, that are entitled to such dividend, distribution or issuance.
“Redemption” has the meaning set forth in Section 7(a).
“Redemption Date” has the meaning set forth in Section 7(a).
“Redemption Notice” has the meaning set forth in Section 7(c).
“Redemption Price” has the meaning set forth in Section 7(b).
“Reference Property” has the meaning set forth in Section 9(f)(i).
“Reference Property Unit” has the meaning set forth in Section 9(f)(i).
“Register” has the meaning set forth in Section 3(e)(ii).
“Registrar” has the meaning set forth in Section 3(e)(i).
“Requisite Holders” means, as of any relevant time, the Holders constituting at least two-thirds (2/3) of the outstanding voting power of the Convertible Preferred Stock.
“Restructuring” has the meaning set forth in the Restructuring Support Agreement.
“Restructuring Support Agreement” has the meaning set forth in the preliminary paragraph hereto.
“Rule 144” means Rule 144 under the Securities Act (or any successor rule thereto), as the same may be amended from time to time.
“SEC” means the U.S. Securities and Exchange Commission.
7

“Securities Act” means the U.S. Securities Act of 1933, as amended.
“Security” means any share of Convertible Preferred Stock or Conversion Share.
“Senior Interests” means, subject to the consent rights over issuance thereof under Section 8(a)(i)(2), Senior Securities of the Corporation, and all warrants, options or other rights to acquire such Senior Securities, but excluding any debt security that is convertible into, or exchangeable for, such Senior Securities.
“Senior Securities” means, subject to the consent rights over issuance thereof under Section 8(a)(i)(2), any class or series of Capital Stock of the Corporation, the terms of which expressly provide that such class or series ranks senior to the Convertible Preferred Stock, has preference or priority over the Convertible Preferred Stock as to dividend rights and rights on the distribution of assets on any voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Corporation.
“Share Agent” means the Transfer Agent or any Registrar, Paying Agent or Conversion Agent.
“Share Reserve Requirement” means, as of any time, a number of shares of Common Stock equal to the number of shares of Common Stock that would be deliverable (without regard to any limitations on conversion) upon conversion of all Convertible Preferred Stock outstanding as of such time (assuming such conversion occurred as of such time).
“Subsidiary” with respect to any Person:
(a)any corporation, association, or other business entity (other than a partnership, joint venture, limited liability company or similar entity) of which more than 50.0% of the total voting power of shares of Capital Stock entitled (without regard to the occurrence of any contingency) to vote in the election of directors, managers or trustees thereof is at the time of determination owned, directly or indirectly, by such Person or one or more of the other Subsidiaries of that Person or a combination thereof; and
(b)any partnership, joint venture, limited liability company or similar entity of which:
(i)more than 50.0% of the capital accounts, distribution rights, total equity and voting interests or general or limited partnership interests, as applicable, are owned, directly or indirectly, by such Person or one or more of the other Subsidiaries of that Person or a combination thereof whether in the form of membership, general, special or limited partnership or otherwise, and
(ii)such Person or any Subsidiary of such Person is a controlling general partner or otherwise controls such entity.
For the avoidance of doubt, any entity that is owned at a 50.0% or less level (as described above) shall not be a “Subsidiary” for any purpose under this Certificate of Designations, regardless of whether such entity is consolidated on the Corporation’s or any of its Subsidiaries’ financial statements. Unless otherwise specified, all references herein to a “Subsidiary” or to “Subsidiaries” shall refer to a Subsidiary or Subsidiaries of the Corporation.
“Successor Person” has the meaning set forth in Section 9(e)(iii).
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“Trading Day” means any calendar day on which (a) trading in the Common Stock generally occurs on the principal U.S. national or regional securities exchange on which the Common Stock is then listed or, if the Common Stock is not then listed on a U.S. national or regional securities exchange, on the principal other market on which the Common Stock is then traded; and (b) there is no Market Disruption Event. If the Common Stock is not so listed or traded, then “Trading Day” means a Business Day.
(a)“Transfer Agent” shall initially mean Equiniti Trust Company, LLC.
“Volume-Weighted Average Price” means, with respect to any security and a period of Trading Days, (i) the volume weighted average price of such security during the regular trading session of each Trading Day during such period (including any extensions thereof, without regard to pre-open or after hours trading outside of such regular trading session) as reported by the principal U.S. national or regional securities exchange or quotation system on which such security is then listed or quoted, as published by Bloomberg at 4:15 P.M., New York City time (or 15 minutes following the end of any extension of the regular trading session), or (ii) if such volume weighted average price is unavailable or in manifest error as reasonably determined in good faith by the Board of Directors, the market value of one unit of such security during such period determined using a volume weighted average price method by an independent nationally recognized investment bank or other qualified financial institution selected by the Board of Directors.
“Voting Stock” means, with respect to any Person, shares of such Person’s Capital Stock that are at the time generally entitled, without regard to contingencies, to vote in the election of the board of directors of such Person.
“Wholly Owned Subsidiary” of a Person means any Subsidiary of such Person all of the outstanding Capital Stock or other ownership interests of which (other than directors’ qualifying shares) are owned by such Person or one or more wholly owned Subsidiaries of such Person.
2.RULES OF CONSTRUCTION. For purposes of this Certificate of Designations:
(a)“or” is not exclusive;
(b)“including” means “including without limitation”;
(c)“will” expresses a command;
(d)the “average” of a set of numerical values refers to the arithmetic average of such numerical values;
(e)a merger involving, or a transfer of assets by, a limited liability company, limited partnership or trust will be deemed to include any division of or by, or an allocation of assets to a series of, such limited liability company, limited partnership or trust, or any unwinding of any such division or allocation;
(f)words in the singular include the plural and in the plural include the singular, unless the context requires otherwise;
(g)“herein,” “hereof” and other words of similar import refer to this Certificate of Designations as a whole and not to any particular Section or other subdivision of this Certificate of Designations, unless the context requires otherwise;
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(h)references to currency mean the lawful currency of the United States of America, unless the context requires otherwise; and
(i)the exhibits, schedules and other attachments to this Certificate of Designations are deemed to form part of this Certificate of Designations.
3.THE CONVERTIBLE PREFERRED STOCK.
(a)Designation; Par Value. A series of stock of the Corporation titled the “Series A Mandatorily Convertible Preferred Stock” (the “Convertible Preferred Stock”) is hereby designated and created out of the authorized and unissued Preferred Shares of the Corporation. The par value of the Convertible Preferred Stock is $0.01 per share.
(b)Number of Authorized Shares. The total authorized number of shares of Convertible Preferred Stock is two million six hundred forty-one thousand, fifty-two (2,641,052); provided, however, that, subject to Section 8, by resolution of the Board of Directors, the total number of shares of Convertible Preferred Stock may be increased (but not above the total number of authorized Preferred Shares) or reduced (but not below the number of shares of Convertible Preferred Stock then outstanding).
(c)Form, Dating and Denominations.
(i)Uncertificated Shares. The Convertible Preferred Stock will be represented in the form of uncertificated shares as set forth in Section 13. The Corporation shall evidence the share(s) of Convertible Preferred Stock in the form of an electronic book entry maintained by the Corporation or the Transfer Agent.
(ii)Legend; Interpretation. For purposes of this Certificate of Designations, uncertificated shares will be deemed to include the text set forth in Exhibit A. Any reference in this Certificate of Designations to the “delivery” of the shares will be deemed to be satisfied upon the registration of the electronic book entry representing such shares of Convertible Preferred Stock in the name of the applicable Holder.
(iii)No Bearer Certificates; Denominations. The Convertible Preferred Stock will be issued only in registered form and only in whole numbers of shares.
(d)Method of Payment; Delay When Payment Date is Not a Business Day.
(i)Method of Payment. The Corporation will pay (or cause the Paying Agent to pay) all cash amounts due on any Convertible Preferred Stock, out of funds legally available therefor, by wire transfer of immediately available funds.
(ii)Delay of Payment when Payment Date is Not a Business Day. If the due date for a payment on any Convertible Preferred Stock as provided in this Certificate of Designations is not a Business Day, then, notwithstanding anything to the contrary in this Certificate of Designations, such payment may be made on the immediately following Business Day and no interest, dividend or other amount will accrue or accumulate on such payment as a result of the related delay. Solely for purposes of the immediately preceding sentence, a day on which the Federal Reserve Bank of New
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York or the applicable place of payment is authorized or required by law or executive order to close or be closed will be deemed not to be a “Business Day.”
(e)Transfer Agent, Registrar, Paying Agent and Conversion Agent.
(i)Generally. The Corporation designates its principal U.S. executive offices, and any office of the Transfer Agent in the continental United States, as an office or agency where Convertible Preferred Stock may be presented for (1) registration of transfer or for exchange (the “Registrar”); (2) payment (the “Paying Agent”); and (3) conversion (the “Conversion Agent”). At all times when any Convertible Preferred Stock is outstanding, the Corporation will maintain an office in the continental United States constituting the Registrar, Paying Agent and Conversion Agent.
(ii)Maintenance of the Register. The Corporation will keep, or cause there to be kept, a record (the “Register”) of the names and addresses of the Holders, the number of shares of Convertible Preferred Stock held by each Holder and the transfer, exchange, repurchase, Redemption and conversion of the Convertible Preferred Stock. Absent manifest error, the entries in the Register will be conclusive and the Corporation and the Transfer Agent may treat each Person whose name is recorded as a Holder in the Register as a Holder for all purposes. The Register will be in written form or in any form capable of being converted into written form reasonably promptly.
(iii)Subsequent Appointments. By notice to each Holder, the Corporation may, at any time, appoint any Person (including any Subsidiary of the Corporation) to act as Registrar, Paying Agent or Conversion Agent. If the Corporation or any of its Subsidiaries acts as Paying Agent, then (1) it will segregate for the benefit of the Holders all money and other property held by it as Paying Agent; and (2) references in this Certificate of Designations to the Paying Agent holding cash or other property, or to the delivery of cash or other property to the Paying Agent, in each case, for payment or delivery to any Holders or with respect to the Convertible Preferred Stock, will be deemed to refer to cash or other property so segregated, or to the segregation of such cash or other property, respectively.
(f)Transfers and Exchanges; Transfer Taxes; Certain Transfer Restrictions.
(i)Provisions Applicable to All Transfers and Exchanges.
(1)Generally. Shares of Convertible Preferred Stock may be transferred or exchanged by a Holder to or with one or more other Persons from time to time without the prior written consent of the Corporation. The Corporation will cause the transfer or exchange to be effected as soon as reasonably practicable but in no event later than the second Business Day after the date of the transfer or exchange request. The Corporation will cause the Registrar to record each such transfer or exchange in the Register.
(2)No Services Charge; Transfer Taxes. The Corporation and the Share Agents will not impose any service charge on any Holder for any transfer, exchange or conversion of any Convertible Preferred Stock, but the Corporation, the Transfer Agent, the Registrar and the Conversion Agent may require payment by the applicable Holder of a sum
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sufficient to cover any transfer tax or similar governmental charge that may be imposed in connection with any transfer, exchange or conversion of Convertible Preferred Stock; provided, that (A) any such taxes or charges incurred in connection with the original issuance of the Convertible Preferred Stock that are legally required to be paid by the Corporation shall be paid and borne by the Corporation; and (B) any such taxes or charges incurred in connection with a conversion of the Convertible Preferred Stock pursuant to Section 9 shall be paid and borne as provided in Section 11(b).
(3)No Transfers or Exchanges of Fractional Shares. Notwithstanding anything to the contrary in this Certificate of Designations, all transfers and exchanges of Convertible Preferred Stock must be in an amount representing a whole number of shares of Convertible Preferred Stock, and no fractional share of Convertible Preferred Stock may be transferred or exchanged.
(ii)Transfers of Shares Subject to Redemption or Conversion. Notwithstanding anything to the contrary in this Certificate of Designations, the Corporation, the Transfer Agent and the Registrar will not be required to register the transfer of or exchange any share of Convertible Preferred Stock that has been called for Redemption.7
(g)Status of Retired or Treasury Shares. Upon any share of Convertible Preferred Stock ceasing to be outstanding, such share will be deemed, automatically and without any further action of the Board of Directors, to be retired and to resume the status of an authorized and unissued Preferred Share of the Corporation, and such share cannot thereafter be reissued as Convertible Preferred Stock.
(h)Registered Holders. Only the Holder of any share of Convertible Preferred Stock will have rights under this Certificate of Designations as the owner of such share of Convertible Preferred Stock.
(i)Shares Held by the Corporation or its Subsidiaries. Without limiting the generality of Section 3(j), in determining whether the Holders of the required number of outstanding shares of Convertible Preferred Stock have concurred in any direction, waiver or consent, shares of Convertible Preferred Stock owned by the Corporation or any of its Subsidiaries will be deemed not to be outstanding.
(j)Outstanding Shares.
(i)Generally. The shares of Convertible Preferred Stock that are outstanding at any time will be deemed to be those shares indicated as outstanding in the Register (absent manifest error), excluding those shares of Convertible Preferred Stock that have theretofore been (1) paid in full upon their conversion or upon their redemption or repurchase in accordance with this Certificate of Designations; or (2) deemed to cease to be outstanding to the extent provided in, and subject to, clause (ii) or (iii) of this Section 3(j).
(ii)Shares to Be Redeemed. If, on a Redemption Date, the Paying Agent holds consideration in kind and amount that is sufficient to pay the aggregate Redemption Price due on such date, then (unless there occurs a default in the payment of the Redemption Price) (1) the Convertible Preferred Stock to be redeemed on such date will be deemed, as of such date, to cease to be outstanding; and (2) the rights of the Holders of such Convertible
7 NTD: DTC transfer mechanics to be updated as necessary.
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Preferred Stock, as such, will terminate with respect to such Convertible Preferred Stock, other than the right to receive the Redemption Price as provided in Section 7.
(iii)Shares to Be Converted. If any shares of Convertible Preferred Stock remain outstanding as of the Close of Business on the Mandatory Conversion Date, then (unless there occurs a default in the delivery of the Conversion Consideration due pursuant to Section 9 upon such conversion): (1) such Convertible Preferred Stock will be deemed to cease to be outstanding; and (2) the rights of the Holders of such Convertible Preferred Stock, as such, will terminate with respect to such Convertible Preferred Stock, other than the right to receive such Conversion Consideration as provided in Section 9.
(k)Repurchases of Convertible Preferred Stock. The Corporation, its Subsidiaries and its Affiliates may, from time to time and subject to prior authorization of the Board of Directors, repurchase Convertible Preferred Stock in open market purchases or in negotiated transactions without delivering prior notice to the Holders.
4.RANKING. With respect to payment of dividends and distributions and distribution of assets upon liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary, all shares of the Convertible Preferred Stock shall rank (a) senior to all Junior Securities, (b) pari passu with any Parity Securities in issue from time to time and (c) junior to all Senior Securities. For the avoidance of doubt, all shares of the Convertible Preferred Stock shall rank senior to all existing and future equity securities of the Corporation (including the Common Stock), unless otherwise approved or consented to by the Requisite Holders pursuant to Section 8(a)(i)(2).
5.DIVIDENDS.
(a)Accrual of Dividends. From and after the Initial Issue Date, cumulative dividends (“Dividends”) on each share of Convertible Preferred Stock shall accrue on a daily basis in arrears at the applicable Dividend Rate on the sum of (i) the Original Liquidation Preference thereof plus (ii) once compounded, any Compounded Dividends thereon (the Original Liquidation Preference plus, at any time of determination, the accumulated Compounded Dividends, the “Liquidation Preference”). Dividends on the Convertible Preferred Stock shall accrue on the basis of a 360-day year, consisting of twelve (12), thirty (30) calendar day periods, and shall accrue daily commencing on the Initial Issue Date, and shall be deemed to accrue from such date whether or not earned or declared and whether or not there are profits, surplus or other funds of the Corporation legally available for the payment of dividends.
(b)Compounding of Dividends. All Dividends shall compound quarterly on the last day of March, June, September and December of each calendar year, and shall be automatically added to the then current Liquidation Preference (“Compounded Dividends”).
(c)Restriction on Dividends. Without the prior written consent of Requisite Holders, for so long as any shares of Convertible Preferred Stock remain outstanding:
(i)no dividends or other distributions (other than in shares of Common Stock or in shares of any class or series of convertible Preferred Shares that the Corporation may issue ranking junior to the Convertible Preferred Stock as to dividends and upon liquidation for which an adjustment to the Conversion Rate has been made in accordance with this Certificate of
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Designations) shall be declared or paid or set aside for payment upon any other class or series of capital stock of the Corporation; and
(ii)any shares of capital stock that the Corporation may issue other than, subject to Section 3(k), the Convertible Preferred Stock, shall not be redeemed, purchased or otherwise acquired for any consideration (or any moneys be paid to or made available for a sinking fund for the redemption of any such shares) by the Corporation, except (a) by conversion into or exchange for shares of, or options, warrants or rights to purchase or subscribe for, other Capital Stock of the Corporation that it may issue ranking junior to the Convertible Preferred Stock as to dividends and upon liquidation, (b) in the case of the distribution of assets upon liquidation, dissolution or winding up, (c) repurchases of fractional shares of Capital Stock of the Corporation upon the exercise of warrants, options or other securities convertible into or exchangeable for Capital Stock of the Corporation or upon the vesting of any profits interests, restricted stock units or similar incentive interests in an aggregate amount not to exceed $1,000,000, or (d) “net” or “cashless” exercises of warrants, options or other securities convertible into or exchangeable for Capital Stock of the Corporation (for purposes of exercising such warrants, options or other securities convertible into or exchangeable for Capital Stock of the Corporation, including any transfer for the payment of tax withholdings or remittance payments due as a result of the vesting, settlement or exercise of such warrants, options or other securities convertible into or exchangeable for Capital Stock of the Corporation), in each case if such Capital Stock represents all or a portion of the exercise price of such warrants, options or other securities convertible into or exchangeable for Capital Stock as part of a “cashless” exercise upon such exercise or vesting, as applicable.
(d)Participation in Common Stock Dividends. Holders shall fully participate in any dividends or distributions declared or paid on Common Stock as if each share of Convertible Preferred Stock were converted into a number of shares of Common Stock (without regard to any limitations on conversion) equal to the Conversion Rate in effect on such Record Date (an “as-converted basis”).
6.RIGHTS UPON LIQUIDATION, DISSOLUTION OR WINDING UP.
(a)Generally. Unless waived in whole or in part by the Requisite Holders, upon the occurrence of a Liquidation Event, subject to the rights of any of the Corporation’s creditors or holders of any outstanding Senior Securities, the Corporation shall pay to the Holder of each share of Convertible Preferred Stock the Liquidation Preference of such share of Convertible Preferred Stock in cash, plus any accrued and unpaid Dividends in respect of the Convertible Preferred Stock not previously added to the Liquidation Preference, whether or not declared out of the Corporation’s assets or funds legally available for distribution to the Corporation’s stockholders, before any such assets or funds are distributed to, or set aside for the benefit of, any Junior Securities.
(b)Upon payment of such amount in full in cash on the outstanding Convertible Preferred Stock, Holders of the Convertible Preferred Stock will have no rights to the Corporation’s remaining assets or funds, if any. If such assets or funds are insufficient to fully pay such amount on all outstanding shares of Convertible Preferred Stock and the corresponding amounts payable in respect of all outstanding shares of Parity Securities, if any, then, subject to the rights of any of the Corporation’s creditors or holders of any outstanding Senior Securities,
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such assets or funds will be distributed ratably on the outstanding shares of Convertible Preferred Stock and Parity Securities in proportion to the full respective distributions to which such shares would otherwise be entitled.
7.REDEMPTION AT THE OPTION OF THE CORPORATION.
(a)Corporation’s Right to Redeem. The Corporation may redeem the Convertible Preferred Stock in cash by written notice out of funds legally available therefor:
(i)in full or in part, at any time and on one or more Redemption Dates, with proceeds from (A) Cash Flow from Operations, (B) Asset Sales, (C) sales of Junior Securities and (D) incurrence of Indebtedness, to the extent such incurrence (after giving effect to the use of proceeds therefrom) would not result in the Corporation’s Consolidated Total Debt exceeding the Issue Date Consolidated Total Debt; and
(ii)in full at any time, with proceeds from the incurrence of Indebtedness.
Each such redemption pursuant to this Section 7(a) shall be referred to as a “Redemption,” and shall occur on a date chosen by the Corporation (each such date, a “Redemption Date”).
(b)Redemption Price. The Redemption Price (the “Redemption Price”) with respect to a share of Convertible Preferred Stock shall equal the Liquidation Preference as of the Redemption Date, plus any accrued and unpaid Dividends in respect of such share of Convertible Preferred Stock not previously added to the Liquidation Preference to, but not including, the Redemption Date. The Redemption Price shall be payable in cash.
(c)Redemption Notices. Any election to redeem shares of Convertible Preferred Stock by the Corporation pursuant to this Section 7(c) shall be made by delivery to the Holders of written notice (the “Redemption Notice”) of the Corporation’s election to redeem, at least 10 calendar days but no more than 60 calendar days prior to the applicable Redemption Date  (provided that, if the shares of Convertible Preferred Stock are held in book-entry form through the Depositary, the Corporation may give such notice in any manner permitted by the Depositary), which Redemption Notice shall state:
(i)that a Redemption is being made and the number of shares of Convertible Preferred Stock being redeemed;
(ii)the Redemption Price;
(iii)any conditions to the consummation of the Redemption; and
(iv)the Redemption Date (or, to the extent not ascertainable at the time of such notice, a good faith estimate of the Redemption Date).
(d)Payment of the Redemption Price. On the Redemption Date, the Corporation shall cause to be paid in cash the aggregate Redemption Price for such shares of Convertible Preferred Stock to such Holders at an account or accounts designated by such Holders. Upon such payment in full, such shares of Convertible Preferred Stock will be deemed to have been redeemed, and Dividends with respect to such redeemed shares of Convertible Preferred Stock shall cease to accumulate and all designations, rights, preferences, powers, qualifications, restrictions and limitations of such redeemed shares shall forthwith terminate. If any shares of Convertible
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Preferred Stock are not redeemed on the Redemption Date for any reason, until such shares are redeemed, all such unredeemed shares of Convertible Preferred Stock shall remain outstanding and continue to accumulate Dividends thereon until the date on which the Corporation redeems and pays in full the Redemption Price for such Convertible Preferred Stock.
(e)Conditional Redemption. Any Redemption Notice may, at the Corporation’s discretion, be subject to one or more conditions precedent.
(f)Partial Redemption. All Redemptions shall be made on a pro rata basis among all Holders in proportion to the number of shares of Convertible Preferred Stock held by such Holders, treating holders of vested warrants, options or other rights to acquire Convertible Preferred Stock as the Holders thereof. Upon the consummation of a Redemption of less than all of the outstanding Convertible Preferred Stock, the Corporation shall cause the Transfer Agent and Registrar to reduce the number of shares of the Convertible Preferred Stock represented by the global certificate by making a notation on the global certificate or otherwise notating such reduction in the register maintained by such Transfer Agent and Registrar.
8.VOTING RIGHTS. The Convertible Preferred Stock will have the voting, consent or waiver rights set forth in this Section 8 or as otherwise provided in the Certificate of Incorporation (including this Certificate of Designations) or required by the General Corporation Law of the State of Delaware.
(a)Voting, Consent and Waiver Rights with Respect to Specified Matters.
(i)Generally. Subject to the other provisions of this Section 8(a), each of the following events will require, and cannot be effected without (and any such actions will be void ab initio), the prior written affirmative vote, consent or waiver of Requisite Holders:
(1)any amendment, modification, repeal or waiver of any provision of the organizational documents of the Corporation (including the Certificate of Incorporation (including this Certificate of Designations) or Bylaws) that disproportionately and adversely affects the rights, preferences, privileges or powers of the Holders with respect to such Holders’ Convertible Preferred Stock (other than an amendment, modification or repeal permitted by Section 8(a)(ii));
(2)authorization or issuance of any Parity Interests or Senior Interests, or reclassification, alteration or amendment of any existing Equity Interests into, or issuance of any Equity Interests or debt securities convertible into or exchangeable or exercisable for, Parity Interests or Senior Interests;
(3)increase or decrease in the number of authorized but unissued shares of Convertible Preferred Stock or effecting of any stock split, combination, or other similar recapitalization or reorganization with respect to the Convertible Preferred Stock; and
(4)any mandatory exchange, reclassification or cancellation of all or part of the Convertible Preferred Stock.
provided, however, that each of the following will be deemed not to adversely affect the special rights, preferences or voting powers of the Convertible Preferred Stock and will not require any vote, consent or waiver pursuant to Section 8(a)(i)(1):
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(A)any increase in the number of authorized shares of Convertible Preferred Stock as necessary with respect to issuances of shares of Convertible Preferred Stock pursuant to the terms of the Corporation’s Amended and Restated 2019 Omnibus Incentive Plan, dated as of [•], 20268 (the “Incentive Plan”), as may be further amended, amended and restated, supplemented or otherwise modified from time to time;
(B)notwithstanding the provisions of Section 242(b)(2) of the DGCL and except as provided in Section 8(a)(i)(3), the creation and issuance, or increase in the authorized or issued number, of any shares of any class or series of stock; and
(C)the application of Section 9(f), including the execution and delivery of any supplemental instruments pursuant to Section 9(f)(ii) solely to give effect to such provision; provided that no such supplemental instrument shall reduce any right, preference, or privilege of the Convertible Preferred Stock or impose any additional obligation on Holders without Requisite Holder consent.
(ii)Certain Amendments Permitted Without Consent. Notwithstanding anything to the contrary in Section 8(a)(i)(1), the Corporation may amend, modify or repeal any of the terms of the Convertible Preferred Stock in a manner that does not, directly or indirectly, disproportionately and adversely affect the rights, preferences or voting powers of the Convertible Preferred Stock without the vote, consent or waiver of any Holder to amend or correct this Certificate of Designations to cure any bona fide ambiguity or correct any bona fide mistake, omission, defect or inconsistency; provided that the Corporation shall provide written notice to the Holders not less than ten (10) Business Days prior to the effectiveness of any such amendment, modification or repeal, along with a description of such amendment, modification or repeal in reasonable detail.
(b)Right to Vote with Holders of Common Stock on an As-Converted Basis. Subject to the other provisions of, and without limiting the other voting rights provided in this Section 8, the Holders will have the right to vote together as a single class with the holders of the Common Stock on each matter submitted for a vote, consent or waiver by the holders of the Common Stock, and, for these purposes, (i) each share of the Convertible Preferred Stock of each Holder will entitle such Holder to be treated in respect of each such share as if such Holder were the holder of record, as of the record or other relevant date for such matter, of a number of shares of Common Stock (without regard to any limitations on conversion) equal to the Conversion Rate in effect on such Record Date; and (ii) the Holders will be entitled to notice of all stockholder meetings or proposed actions by written consent in accordance with the Certificate of Incorporation, the Bylaws of the Corporation, and the General Corporation Law of the State of Delaware as if the Holders were holders of Common Stock. Notwithstanding the foregoing, the aggregate voting power of the Convertible Preferred Stock when voting with the holders of the Common Stock shall be limited to the extent necessary to comply with the NASDAQ Listing Standard Rules, and any resulting limitation on the voting rights of the Convertible Preferred Stock shall apply pro rata among the Holders thereof; provided that the Corporation shall use commercially reasonable efforts to seek any stockholder approval or take any other action necessary to eliminate such limitation at the earliest practicable opportunity.
8 NTD: To be the Initial Issue Date.
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(c)Procedures for Voting, Consents and Waivers.
(i)Rules and Procedures Governing Votes, Consents or Waivers. If any vote, consent or waiver of the Holders will be held or solicited, including at an annual meeting or a special meeting of stockholders, then (1) the Board of Directors will adopt customary rules and procedures at its discretion to govern such vote or consent, subject to the other provisions of this Section 8; and (2) such rules and procedures may include fixing a record date to determine the Holders that are entitled to vote or provide consent, as applicable, rules governing the solicitation and use of proxies or written consents and customary procedures for the nomination and designation, by Holders, of directors for election; provided, however, that with respect to any rights of the Holders pursuant to Section 8(b), such rules and procedures will be the same rules and procedures that apply to holders of the Common Stock with respect to the applicable matter referred to in Section 8(b).
(ii)Voting Power of the Convertible Preferred Stock. Each share of Convertible Preferred Stock outstanding as of the applicable record date will be entitled to one vote on each matter on which the Holders of the Convertible Preferred Stock are entitled to vote separately as a class and not together with the holders of any other class or series of stock.
(iii)Written Consent in Lieu of Stockholder Meeting. Notwithstanding anything to the contrary otherwise set forth in the Certificate of Incorporation, the Bylaws or otherwise, an affirmative vote, consent or waiver of the Holders pursuant to Section 8(a) may be given or obtained in writing without a meeting.
9.CONVERSION.
(a)Generally. Each outstanding share of the Convertible Preferred Stock shall automatically convert (unless previously repurchased or redeemed pursuant to Section 8) on the Mandatory Conversion Date into a number of shares of Common Stock equal to the Conversion Rate as of immediately before the Close of Business on the Business Day immediately prior to the Mandatory Conversion Date.
(b)Settlement Upon Conversion.
(i)Payment of Cash in Lieu of any Fractional Share of Common Stock. Subject to Section 12(b), in lieu of delivering any fractional share of Common Stock otherwise due upon conversion of any Convertible Preferred Stock, the Corporation will, to the extent it is legally able to do so and permitted under the terms of its Indebtedness, pay cash equal to such fraction multiplied by the Last Reported Sale Price per share of Common Stock on the Trading Day immediately preceding the Mandatory Conversion Date.
(ii)Delivery of Conversion Consideration. Except as provided in Section 9(e), the Corporation will pay and deliver the Conversion Consideration due upon conversion of any Convertible Preferred Stock through book-entry transfer through the facilities of the Depositary, together with delivery by the Corporation to the Holders of any cash in lieu of fractional share to which the Holders are entitled, on the later of (i) the Mandatory
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Conversion Date and (ii) the Business Day after the Holder has paid in full all applicable taxes and duties pursuant to Section 11(b), if any.
(c)Conversion Rate Adjustments.
(i)Events Requiring an Adjustment to the Conversion Rate. The Conversion Rate will be adjusted from time to time as follows:
(1)Stock Dividends, Splits and Combinations. If the Corporation issues shares of Common Stock as a dividend or distribution on all or substantially all shares of the Common Stock, or if the Corporation effects a stock split or a stock combination of the Common Stock or similar event (in each case, excluding an issuance solely pursuant to a Common Stock Change Event, as to which Section 9(e) will apply), then the Conversion Rate will be adjusted based on the following formula:
CR1 = CR0* OS1 ÷ OS0
where:

CR0	=	the Conversion Rate in effect immediately before the Close of Business on the Record Date for such dividend, distribution or other similar event, or immediately before the Close of Business on the effective date of such stock split, stock combination or other similar event, as applicable;

CR1	=	the Conversion Rate in effect immediately after the Close of Business on such Record Date or effective date, as applicable;

OS0	=	the number of shares of Common Stock outstanding immediately before the Close of Business on such Record Date or effective date, as applicable, without giving effect to such dividend, distribution, stock split, stock combination or other similar event; and

OS1	=	the number of shares of Common Stock outstanding immediately after giving effect to such dividend, distribution, stock split, stock combination or other similar event.
If any dividend, distribution, stock split, stock combination or other similar event of the type described in this Section 9(c)(i)(1) is declared or announced, but not so paid or made, then the Conversion Rate will be readjusted, effective as of the date the Corporation determines not to pay such dividend or distribution or to effect such stock split or stock combination, to the Conversion Rate that would then be in effect had such dividend, distribution, stock split or stock combination not been declared or announced.
(2)Certain Issuances of Equity Interests. In the event the Corporation shall at any time after the Initial Issue Date issue Equity Interests, without consideration or for a consideration per share less than the Current Market Price as of the date of issuance of such Equity Interests, then the Conversion Rate shall be increased, concurrently with such issue, to a price determined in accordance with the following formula:
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CR1 = CR0* (OS1*CMP) ÷ [(OS0*CMP) + AC]
where:

CMP	=	Current Market Price

CR0	=	the Conversion Rate in effect immediately prior to the Close of Business on the Trading Day immediately prior to the date of announcement of such issuance;

CR1	=	the Conversion Rate in effect immediately after the issuance;

OS0	=	the number of shares of Common Stock outstanding immediately prior to the issuance (includes outstanding shares of Common Stock, all shares of Convertible Preferred Stock on an as converted basis, and all outstanding options on an as-exercised basis);

OS1	=	the number of shares of Common Stock outstanding immediately after the issuance (includes outstanding shares of Common Stock, all shares of Convertible Preferred Stock on an as converted basis, and all outstanding options on an as-exercised basis);

AC	=
the aggregate consideration received by the Corporation in respect of the issuance, equal to the sum of (x) the purchase price payable solely in cash of all such securities, plus (y) the minimum aggregate amount, if any, payable upon exercise or conversion of any such convertible securities into shares of Common Stock plus (z) the fair market value (as determined in good faith by the Board of Directors) of any consideration that consists all or in part of property other than cash;

provided, however, that the Conversion Rate will not be adjusted pursuant to this Section 9(c)(i)(2) solely as a result of an Exempt Issuance. Such adjustment shall become effective immediately after the public announcement of such issuance. In the event that such issuance is announced but not completed, the Conversion Rate shall again be adjusted to be the Conversion Rate which would then be in effect if such issuance had not been announced.
(ii)No Adjustments in Certain Cases. The Corporation will not be required to adjust the Conversion Rate except pursuant to Section 9(c).
(iii)Stockholder Rights Plans. If any shares of Common Stock are to be issued upon conversion of any Convertible Preferred Stock and, at the time of such conversion, the Corporation has in effect any stockholder rights plan, then the Holder of such Convertible Preferred Stock will be entitled to receive, in addition to, and concurrently with the delivery of, the consideration otherwise due upon such conversion, the rights set forth in such stockholder rights plan, unless such rights have separated from the Common Stock at such time, in which case, and only in such case, such
20

separation will require, at the time of such separation, distribution of such rights to the holders of Convertible Preferred Stock on an as-converted basis.
(iv)Determination of the Number of Outstanding Shares of Common Stock. For purposes of Section 9(c)(i), the number of shares of Common Stock outstanding at any time will exclude shares of Common Stock held in the Corporation’s treasury (unless the Corporation pays any dividend or makes any distributions on shares of Common Stock held in its treasury).
(v)Calculations. All calculations with respect to the Conversion Rate and adjustments thereto will be made to the nearest 1/10,000th of a cent (with 5/100,000ths rounded upward).
(vi)Notice of Conversion Rate Adjustments. Upon the effectiveness of any adjustment to the Conversion Rate pursuant to Section 9(c)(i), the Corporation will, as soon as reasonably practicable, send notice to the Holders containing (1) a brief description of the transaction or other event on account of which such adjustment was made; (2) the Conversion Rate in effect immediately after such adjustment; and (3) the effective time of such adjustment.
(d)Voluntary Conversion Rate Increases.
(i)Generally. To the extent permitted by law and applicable stock exchange rules, the Corporation, from time to time, may (but is not required to) increase the Conversion Rate by any amount if (1) the Board of Directors determines that such increase is in the Corporation’s best interest or that such increase is advisable to avoid or diminish any income tax imposed on holders of Common Stock or rights to purchase Common Stock as a result of any dividend or distribution of shares (or rights to acquire shares) of Common Stock or any similar event; (2) such increase is in effect for a period of at least twenty (20) Business Days; and (3) such increase is irrevocable during such period; provided, however, that any such increase that would be reasonably expected to result in any income tax imposed on holders of Convertible Preferred Stock shall require the affirmative vote or consent of the Requisite Holders.
(ii)Notice of Voluntary Increase. If the Board of Directors determines to increase the Conversion Rate pursuant to Section 9(d)(i), then, no later than the first Business Day of the related twenty (20) Business Day period referred to in Section 9(d)(i), the Corporation will send notice to each Holder, the Transfer Agent and the Conversion Agent of such increase to the Conversion Rate, the amount thereof and the period during which such increase will be in effect.
(e)Restriction on Conversions.
(i)Equity Treatment Limitation.
(1)Generally. Notwithstanding anything to the contrary in this Certificate of Designations, the Corporation will in no event be required to deliver any shares of Common Stock in settlement of the conversion of any Convertible Preferred Stock to the extent, but only to the extent, the Corporation does not then have sufficient authorized and unissued
21

shares of Common Stock that are not reserved for other purposes (the limitation set forth in this sentence, the “Equity Treatment Limitation,” and any shares of Common Stock that would otherwise be deliverable in excess of the number of such authorized and unissued shares, the “Deficit Shares”). If any Deficit Shares are withheld pursuant to the Equity Treatment Limitation and, at any time thereafter, some or all of such Deficit Shares could be delivered without violating the Equity Treatment Limitation, then (A) the Corporation will deliver such Deficit Shares to the extent, but only to the extent, such delivery is permitted by the Equity Treatment Limitation; and (B) the provisions of this sentence will continue to apply until there are no remaining Deficit Shares.
(2)Share Reserve Provisions. On the Initial Issue Date, the Number of Reserved Shares is not less than the Share Reserve Requirement. The Corporation shall at all times reserve and keep available a number of Reserved Shares to be no less than the Share Reserve Requirement at any time when any Convertible Preferred Stock is outstanding (including, if applicable, by seeking the approval of its stockholders to amend the Certificate of Incorporation to increase the number of authorized shares of Common Stock). The Corporation shall take all such actions as may be necessary to assure that all such shares of Common Stock may be issued without violation of any applicable law or governmental regulation or any requirements of any domestic securities exchange upon which shares of Common Stock may be listed (except for official notice of issuance, which shall be immediately delivered by the Corporation upon each such issuance).
(f)Effect of Common Stock Change Event.
(i)Generally. If there occurs any:
(1)recapitalization, reclassification or change of the Common Stock, other than (x) changes solely resulting from a subdivision or combination of the Common Stock, (y) a change only in par value or from par value to no par value or no par value to par value or (z) stock splits and stock combinations that do not involve the issuance of any other series or class of securities;
(2)consolidation, merger, combination or binding or statutory share exchange involving the Corporation;
(3)sale, lease or other transfer of all or substantially all of the assets of the Corporation and its Subsidiaries, taken as a whole, to any Person; or
(4)other similar event,
which does not constitute a Liquidation Event and as a result of which the Common Stock is converted into, or is exchanged for, or represents solely the right to receive, other securities, cash or other property, or any combination of the foregoing (such an event, a “Common Stock Change Event,” and such other securities, cash or property, the “Reference Property,” and the amount and kind of Reference Property that a holder of one (1) share of Common Stock would be entitled to receive on account of such Common Stock Change Event (without giving effect to any arrangement not to issue or deliver a fractional portion of any security or other property), a “Reference Property Unit”), then, notwithstanding anything to the contrary in this Certificate of Designations,
(A)from and after the effective time of such Common Stock Change Event, (I) the consideration due upon conversion of any
22

Convertible Preferred Stock will be determined in the same manner as if each reference to any number of shares of Common Stock in Section 7, Section 9 or Section 10, or in any related definitions, were instead a reference to the same number of Reference Property Units; and
(B)if such Reference Property Unit consists entirely of cash, then the Corporation will pay the cash due in respect of all conversions occurring on the Mandatory Conversion Date no later than the tenth (10th) Business Day after the Mandatory Conversion Date.
If the Reference Property consists of more than a single type of consideration to be determined based in part upon any form of stockholder election, then the composition of the Reference Property Unit will be deemed to be the weighted average of the types and amounts of consideration actually received, per share of Common Stock, by the holders of Common Stock. The Corporation will notify the Holders of such weighted average as soon as practicable after such determination is made.
(ii)Compliance Covenant. The Corporation will not become a party to any Common Stock Change Event unless its terms are consistent with this Section 9(f).
(iii)Execution of Supplemental Instruments. On or before the date the Common Stock Change Event becomes effective, the Corporation and, if applicable, the resulting, surviving or transferee Person (if not the Corporation) of such Common Stock Change Event (the “Successor Person”) will execute and deliver such supplemental instruments, if any, as the Corporation reasonably determines are necessary or desirable, to (1) provide for subsequent adjustments to the Conversion Rate pursuant to Section 9(c)(i) in a manner consistent with this Section 9(f); and (2) give effect to such other provisions, if any, as the Corporation reasonably determines are appropriate to preserve the economic interests of the Holders and to give effect to Section 9(f)(i). If the Reference Property includes shares of stock or other securities or assets of a Person other than the Successor Person, then such other Person will also execute such supplemental instrument(s), if any, and such supplemental instrument(s) will contain such additional provisions, if any, that the Corporation reasonably determines are appropriate to preserve the economic interests of Holders.
(iv)Notice of Common Stock Change Event. The Corporation will provide notice of each Common Stock Change Event to Holders as promptly as possible after the effective date of the Common Stock Change Event, together with a description in reasonable detail of material terms of the anticipated impact on the rights of the Holders.
10.ISSUANCE OF COMMON STOCK. Each share of Common Stock delivered upon conversion of the Convertible Preferred Stock of any Holder will be a newly issued share and will be duly authorized and validly issued, fully paid, non-assessable, free from preemptive rights and free of any lien or adverse claim (except to the extent of any lien or adverse claim created by the action or inaction of such Holder or the Person to whom such share of Common Stock will be delivered). If the Common Stock is then listed on any securities exchange, or quoted on any inter-dealer quotation system, then the Corporation will cause each such share of
23

Common Stock, when so delivered, to be admitted for listing on such exchange or quotation on such system.
11.TAXES.
(a)The Corporation shall pay any and all stock transfer, documentary, stamp and similar taxes that may be payable in respect of any issuance or delivery of shares of Convertible Preferred Stock (that are legally required to be paid by the Corporation) or shares of Common Stock or other securities issued on account of Convertible Preferred Stock pursuant hereto or certificates evidencing such shares or securities. However, in the case of conversion of Convertible Preferred Stock, the Corporation shall not be required to pay any such tax that may be payable in respect of any transfer involved in the issuance or delivery of shares of Convertible Preferred Stock, shares of Common Stock or other securities to a beneficial owner other than the Holder of the Convertible Preferred Stock immediately prior to such conversion, and shall not be required to make any such issuance, delivery or payment unless and until the Person otherwise entitled to such issuance, delivery or payment has paid to the Corporation the amount of any such tax or has established, to the satisfaction of the Corporation, that such tax has been paid or is not payable.
(b)All payments, dividends and distributions on, or in redemption of, or upon conversion of, the Convertible Preferred Stock shall be subject to withholding and backup withholding of tax to the extent required by law, and amounts withheld, if any, shall be paid over to the applicable governmental authority to the extent required by law and shall be treated as received by the applicable Holder of such Convertible Preferred Stock in respect of which such amounts were withheld. The Corporation shall have the right to take measures necessary to obtain cash to satisfy the Corporation’s withholding requirements with respect to any non-cash, deemed or constructive payment, dividend or distribution to the Holders, including by retaining, selling or liquidating property of the applicable Holders held by the Corporation in its custody or over which it has control, including any stock deliverable upon conversion of any Convertible Preferred Stock or any cash payable to the applicable Holder following such payment, dividend or distribution.
(c)The Corporation and each Holder agree not to treat the Convertible Preferred Stock as “preferred stock” within the meaning of Section 305(b)(4) of the U.S. Internal Revenue Code of 1986, as amended (the “Code”) and Treasury Regulations Section 1.305-5(a) or as “nonqualified preferred stock” within the meaning of Section 351(g)(2) of the Code on any tax return or in the conduct of any tax audit or similar proceeding, in each case, unless otherwise required by a determination within the meaning of Section 1313(a) of the Code.
12.CALCULATIONS.
(a)Responsibility; Schedule of Calculations. Except as otherwise provided in this Certificate of Designations, the Corporation will be responsible for making all calculations called for under this Certificate of Designations or the Convertible Preferred Stock, including determinations of the Conversion Rate, the Last Reported Sale Price and accumulated Dividends, whether or not declared, on the Convertible Preferred Stock. The Corporation will make all calculations in good faith. The Corporation will provide a schedule of such calculations to any Holder upon written request. If the Requisite Holders dispute any calculations called for under this Certificate of Designations or the Convertible Preferred Stock, if such dispute is not promptly resolved by discussion between the Requisite Holders and the Corporation, the Corporation shall submit the disputed issues to an independent outside accountant (reasonably acceptable to the requisite Holders) within fifteen (15) Business Days of receipt of notice of such dispute. The accountant, at the Corporation’s expense, shall promptly audit the calculations and notify the holder of the results no later than fifteen (15) Business Days from the date it receives
24

the disputed calculations. The accountant’s calculation shall be deemed conclusive, absent manifest error.
(b)Calculations Aggregated for Each Holder. The composition of the Conversion Consideration due upon conversion of the Convertible Preferred Stock of any Holder will be computed based on the total number of shares of Convertible Preferred Stock of such Holder being converted on the Mandatory Conversion Date. For these purposes, any cash amounts due to such Holder in respect thereof will be rounded to the nearest cent.
13.BOOK-ENTRY FORM.
(a)The Convertible Preferred Stock shall be issued in the form of one or more permanent global shares of Convertible Preferred Stock in definitive, fully registered form eligible for book-entry settlement with the global legend as set forth on the form of Convertible Preferred Stock certificate attached hereto as Exhibit A (each, a “Global Preferred Certificate” and the shares of Convertible Preferred Stock represented by such Global Preferred Certificate, the “Global Preferred Shares”), which is hereby incorporated in and expressly made part of this Certificate of Designations. The Global Preferred Certificates may have notations, legends or endorsements required by law, stock exchange rules or agreements to which the Corporation is subject, if any, or usage (provided that any such notation, legend or endorsement is in a form acceptable to the Corporation). The Global Preferred Certificates shall be deposited on behalf of the Holders represented thereby with the Registrar, at its New York office as custodian for the Depositary, and registered in the name of the Depositary, duly executed by the Corporation and countersigned and registered by the Registrar as hereinafter provided. The aggregate number of shares represented by each Global Preferred Certificate may from time to time be increased or decreased by adjustments made on the records of the Registrar and the Depositary or its nominee as hereinafter provided. The Corporation shall cause the Global Preferred Certificates to be deposited with the Registrar as custodian for the Depositary, and accepted for book-entry settlement by the Depositary, on or as promptly as practicable after the Initial Issue Date and shall use commercially reasonable efforts to maintain the eligibility of the Convertible Preferred Stock for clearance and settlement through the facilities of the Depositary at all times while any Convertible Preferred Stock remains outstanding.
This Section 13 shall apply only to a Global Preferred Certificate deposited with or on behalf of the Depositary. The Corporation shall execute and the Registrar shall, in accordance with this Section 13, countersign and deliver any Global Preferred Certificate that (i) shall be registered in the name of Cede & Co. or other nominee of the Depositary and (ii) shall be delivered by the Registrar to Cede & Co. or pursuant to instructions received from Cede & Co. or held by the Registrar as custodian for the Depositary pursuant to an agreement between the Depositary and the Registrar. Members of, or participants in, the Depositary (“Agent Members”) shall have no rights under this Certificate of Designations with respect to any Global Preferred Share held on their behalf by the Depositary or by the Registrar as the custodian of the Depositary, or under such Global Preferred Share, and the Depositary may be treated by the Corporation, the Registrar and any agent of the Corporation or the Registrar as the absolute owner of such Global Preferred Share for all purposes whatsoever. Notwithstanding the foregoing, nothing herein shall prevent the Corporation, the Registrar or any agent of the Corporation or the Registrar from giving effect to any written certification, proxy or other authorization furnished by the Depositary or impair, as between the Depositary and its Agent Members, the operation of customary practices of the Depositary governing the exercise of the rights of a holder of a beneficial interest in any Global Preferred Share. The Holder of the Global
25

Preferred Shares may grant proxies or otherwise authorize any Person to take any action that a Holder is entitled to take pursuant to the Global Preferred Shares, this Certificate of Designations or the Certificate of Incorporation.
Owners of beneficial interests in Global Preferred Shares shall not be entitled to receive physical delivery of certificated shares of Convertible Preferred Stock, unless (x) the Depositary notifies the Corporation that it is unwilling or unable to continue as Depositary for the Global Preferred Shares and the Corporation does not appoint a qualified replacement for the Depositary within 90 days or (y) the Depositary ceases to be a “clearing agency” registered under the Exchange Act and the Corporation does not appoint a qualified replacement for the Depositary within 90 days. In any such case, the Global Preferred Certificates shall be exchanged in whole for definitive stock certificates that are not issued in global form, with the same terms and of an equal Liquidation Preference, and such definitive stock certificates shall be registered in the name or names of the Person or Persons specified by the Depositary in a written instrument to the Registrar.
(b)Signatures. Any authorized Officer shall sign each Global Preferred Certificate for the Corporation, in accordance with the Corporation’s Bylaws and applicable Delaware law, by manual, facsimile or electronic signature. If an Officer whose signature is on a Global Preferred Certificate no longer holds that office at the time the Registrar countersigned such Global Preferred Certificate, such Global Preferred Certificate shall be valid nevertheless. A Global Preferred Certificate shall not be valid until an authorized signatory of the Registrar manually countersigns such Global Preferred Certificate. Each Global Preferred Certificate shall be dated the date of its countersignature. The foregoing paragraph shall likewise apply to any certificate representing shares of Convertible Preferred Stock.
(c)If the Global Preferred Shares shall be listed on Nasdaq or any other stock exchange, the Depositary may, with the written approval of the Corporation, appoint a registrar (acceptable to the Corporation) for registration of such Global Preferred Shares in accordance with the requirements of such exchange. Such registrar (which may be the Registrar if so permitted by the requirements of such exchange) may be removed and a substitute registrar appointed by the Registrar upon the request or with the written approval of the Corporation.]
14.NOTICES. The Corporation will send all notices or communications to Holders pursuant to this Certificate of Designations in writing and delivered personally, by facsimile or e-mail (with confirmation of receipt requested from the recipient, in the case of e-mail), or sent by a nationally recognized overnight courier service guaranteeing next day delivery, to the Holders’ respective addresses shown on the Register. Unless otherwise specified herein, all notices and communications hereunder shall be deemed to have been given upon the earlier of receipt thereof or three (3) Business Days after the mailing thereof if sent by registered or certified mail with postage prepaid, or by private courier service.
15.FACTS ASCERTAINABLE. When the terms of this Certificate of Designations refer to a specific agreement or other document to determine the meaning or operation of a provision hereof, the Secretary of the Corporation shall maintain a copy of such agreement or document at the principal executive offices of the Corporation and a copy thereof shall be provided free of charge to any Holder who makes a request therefor. The Secretary of the Corporation shall also maintain a written record of the Initial Issue Date, the number of shares of Convertible Preferred Stock issued to a Holder and the date of each such issuance, and shall furnish such written record free of charge to any Holder who makes a request therefor.
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16.SEVERABILITY. If any term of the Convertible Preferred Stock set forth herein is invalid, unlawful or incapable of being enforced by reason of any rule of law or public policy, all other terms set forth herein which can be given effect without the invalid, unlawful or unenforceable term will, nevertheless, remain in full force and effect, and no term herein set forth will be deemed dependent upon any other such term unless so expressed herein.
17.NO OTHER RIGHTS. The Convertible Preferred Stock will have no rights, preferences or voting powers except as provided in this Certificate of Designations or the Certificate of Incorporation or as required by applicable law.

27

IN WITNESS WHEREOF, the Corporation has caused this Certificate of Designations to be duly executed as of the date first written above.
New Fortress Energy Inc.
By:
Name:    Christopher S. Guinta
Title:    Chief Financial Officer
    [Signature Page to Certificate of Designations]

EXHIBIT A
FORM OF CONVERTIBLE PREFERRED STOCK CERTIFICATE
[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO THE CORPORATION OR THE TRANSFER AGENT NAMED ON THE FACE OF THIS CERTIFICATE, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO., OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL IN AS MUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.
TRANSFERS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS IN WHOLE, BUT NOT IN PART, TO NOMINEES OF DTC OR TO A SUCCESSOR THEREOF OR SUCH SUCCESSOR’S NOMINEE AND TRANSFERS OF PORTIONS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS MADE IN ACCORDANCE WITH THE RESTRICTIONS SET FORTH IN THE STATEMENT WITH RESPECT TO SHARES OF CONVERTIBLE PREFERRED STOCK. IN CONNECTION WITH ANY TRANSFER, THE HOLDER WILL DELIVER TO THE TRANSFER AGENT NAMED ON THE FACE OF THIS CERTIFICATE SUCH CERTIFICATES AND OTHER INFORMATION AS SUCH TRANSFER AGENT MAY REASONABLY REQUIRE TO CONFIRM THAT THE TRANSFER COMPLIES WITH THE FOREGOING RESTRICTIONS.]9
9 NTD: Include for Global Preferred Stock Certificate.
    1

New Fortress Energy Inc.
Series A Mandatorily Convertible Preferred Stock
Certificate No. [ ]
New Fortress Energy Inc., a Delaware corporation (the “Corporation”), certifies that [ ] is the registered owner of [ ] shares of the Corporation’s Series A Mandatorily Convertible Preferred Stock (the “Convertible Preferred Stock”) evidenced by this certificate (this “Certificate”). The special rights, preferences and voting powers of the Convertible Preferred Stock are set forth in the Certificate of Designations of the Corporation establishing the Convertible Preferred Stock (the “Certificate of Designations”). Capitalized terms used in this Certificate without definition have the respective meanings ascribed to them in the Certificate of Designations.
The shares of Convertible Preferred Stock are subject to restrictions on transfer set forth in the Certificate of Designations. The Corporation will give to the holder of Convertible Preferred Stock a copy of the Certificate of Designations then in effect without charge, promptly after receipt of a written request to the following address:
New Fortress Energy Inc.
111 W. 19th Street, 8th Floor
New York, New York, 10011
Attention: General Counsel
Additional terms of this Certificate are set forth on the other side of this Certificate.
[The Remainder of This Page Intentionally Left Blank; Signature Page Follows]
    2

IN WITNESS WHEREOF, New Fortress Energy Inc. has caused this instrument to be duly executed as of the date set forth below.

NEW FORTRESS ENERGY INC.

Date: ______________	By:
Name:
Title:

    3

TRANSFER AGENT’S COUNTERSIGNATURE
Equiniti Trust Company, LLC, as Transfer Agent, certifies that this Certificate evidences shares of Convertible Preferred Stock referred to in the within-mentioned Certificate of Designations.

Date: _________	By:
Authorized Signatory

    4

New Fortress Energy Inc.
Series A Mandatorily Convertible Preferred Stock
This Certificate evidences duly authorized, issued and outstanding shares of Convertible Preferred Stock. Notwithstanding anything to the contrary in this Certificate, to the extent that any provision of this Certificate conflicts with the provisions of the Certificate of Designations or the Certificate of Incorporation, the provisions of the Certificate of Designations or the Certificate of Incorporation, as applicable, will control.
1.Countersignature. This Certificate will not be valid until countersigned by the Transfer Agent.
2.Abbreviations. Customary abbreviations may be used in the name of a Holder or its assignee, such as TEN COM (tenants in common), TEN ENT (tenants by the entireties), JT TEN (joint tenants with right of survivorship and not as tenants in common), CUST (custodian), and U/G/M/A (Uniform Gift to Minors Act).
* * *
To request a copy of the Certificate of Designations, which the Corporation will provide to any Holder at no charge, please send a written request to the following address:
New Fortress Energy Inc.
111 W. 19th Street, 8th Floor
New York, New York, 10011
Attention: General Counsel
    5

ASSIGNMENT FORM
New Fortress Energy Inc.
Series A Mandatorily Convertible Preferred Stock
Subject to the terms of the Certificate of Designations, the undersigned Holder of the within Convertible Preferred Stock assigns to:

Name:

Address:

Social security or tax identification number
its Convertible Preferred Stock and all rights thereunder and irrevocably appoints:
as agent to transfer the Convertible Preferred Stock on the books of the Corporation. The agent may substitute another to act for him/her.

Date: _________
(Legal Name of Holder)

Name:
Title:

    6

ANNEX E

REGISTRATION RIGHTS AGREEMENT
REGISTRATION RIGHTS AGREEMENT (this “Agreement”), dated as of [●], 2026, by and among New Fortress Energy Inc., a Delaware corporation (the “Company”) and each undersigned Investor (as defined herein) party hereto.
WHEREAS:
A.    On March 17, 2026, the Company entered into a Restructuring Support Agreement by and among the Company, certain of the Company’s subsidiaries (collectively with the Company, the “Group”), and certain of the Group’s lenders and noteholders (together with all exhibits, annexes, schedules, and appendices thereto, the “Restructuring Support Agreement”) setting forth the terms and conditions to govern a recapitalization of the Group’s outstanding indebtedness (the “Restructuring Transaction”).
B.    Pursuant to the terms of the Restructuring Support Agreement, the Company has agreed to issue to certain of the Group’s lenders and noteholders, including the Investors, (i) up to [2,456,178] shares of the Company’s Series A Mandatorily Convertible Preferred Stock, par value $0.01 per share (the “Convertible Preferred Shares”), which shall be convertible into shares of the Company’s Class A common stock, par value $0.01 per share (“Common Stock”) and (ii) [530,477,178]1 shares of Common Stock (the “Common Shares”).
C.    To induce the Investors to enter into the Restructuring Support Agreement and to participate in the transactions contemplated thereby, the Company has agreed to provide certain registration rights under the Securities Act of 1933, as amended, or any similar successor statutes and the rules and regulations thereunder (collectively, the “Securities Act”).
NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and each of the Investors hereby agree as follows:
1.DEFINITIONS. As used in this Agreement, the following terms shall have the following meanings:
a.“Affiliate” means, as to any specified Person, (i) any Person that directly, or indirectly through one or more intermediaries, controls or is controlled by, or is under common control with, the specified Person, (ii) any executive officer, director, trustee or general partner of the specified Person and (iii) any legal entity for which the specified Person acts as an executive officer, director, trustee or general partner. For purposes of this definition, “control” (including the correlative meanings of the terms “controlled by” and “under common control with”), as used with respect to any Person, shall mean the possession, directly, or indirectly through one or more intermediaries, of the power to direct or cause the direction of the management and policies of such Person, whether by contract, through the ownership of voting securities, partnership interests or other equity interests or otherwise.
1 NTD: To be updated to reflect 65% of common stock as of Restructuring Effective Date.

b.A Person shall be deemed to “Beneficially Own” securities if such Person is deemed to be a “beneficial owner” within the meaning of Rules 13d-3 and 13d-5 under the Exchange Act as in effect on the date of this Agreement.
c.“Board” shall mean the Board of Directors of the Company.
d.“Business Day” means any day other than Saturday, Sunday or any other day on which commercial banks in the City of New York are authorized or required by law to remain closed.
e.“Closing Date” means [●], 2026.2
f.“Company Securities” shall mean (i) the Common Shares, (ii) the Convertible Preferred Shares, (iii) the Conversion Shares (as defined below) and (iv) any shares of capital stock of the Company (or any successor or assign of the Company, whether by merger, reorganization, consolidation, sale of assets or otherwise) which may be issued or issuable with respect to the Common Shares, the Convertible Preferred Shares or the Conversion Shares, as a result of any stock split, stock dividend, recapitalization, exchange, conversion, combination, merger, consolidation or similar event or otherwise.
g.“Conversion Shares” means the shares of Common Stock issued or issuable upon conversion of any Convertible Preferred Shares.
h.“Exchange Act” means, collectively, the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder, or any similar successor statutes.
i.“Governmental Authority” means the government of the United States of America or the government of any other nation, or any political subdivision thereof, whether state, provincial or local, or any agency, authority, instrumentality, regulatory body, court, central bank or other entity exercising executive, legislative, judicial, taxing, regulatory or administration powers or functions of or pertaining to government over the Company or any of its subsidiaries, or any of their respective properties, assets or undertakings.
j.“Initial Filing Deadline” means the date that is ten (10) Business Days after the Closing Date.
k.“Initial Registration Statement” means a Registration Statement (as defined below) or Registration Statements filed under the Securities Act pursuant to Section 2.a.i hereof covering the Registrable Securities (which shall include, at any particular time, each document incorporated or deemed to be incorporated by reference therein).
l.“Initial Required Registration Amount” means 100% of the Registrable Securities as of the trading day immediately preceding the applicable date of determination.
m.“Investor” means each Person initially party hereto, or any transferee or assignee thereof to whom such Person assigns its rights under this Agreement and who agrees to become bound by the provisions of this Agreement in accordance with Section 10 and such a transferee or assignee thereof to whom a transferee or assignee assigns its rights under this Agreement and who agrees to become bound by the provisions of this Agreement in accordance with Section 10.
n.“National Securities Exchange” means The New York Stock Exchange, The Nasdaq Global Select Market or the Nasdaq Global Market.
2     NTD: To be the Restructuring Effective Date.
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o.“Permitted Transfer” means the transfer of the Company Securities (i) to any Affiliate of the Investor; (ii) to any investment fund or other entity under common control or management by entities that are Affiliates of the Investor; (iii) by operation of law or pursuant to the order of any regulatory agency, (iv) pursuant to any bona fide third-party tender offer, merger, consolidation or other similar transaction made to all holders of Common Stock, provided that in the event that such tender offer, merger, consolidation or other such transaction is not completed, the Company Securities shall remain subject to the provisions of this Agreement or (v) with the prior consent of the Company.
p.“Person” means an individual, a limited liability company, a partnership, a joint venture, a corporation, a trust, an unincorporated organization, a government or any department or agency thereof, or any other legal entity.
q.“Prospectus” means the prospectus included in any Registration Statement, including any preliminary prospectus, and all other amendments and supplements to any such prospectus, including post-effective amendments, and all material incorporated by reference or deemed to be incorporated by reference, if any, in such prospectus.
r.“Register,” “registered,” and “registration” refer to a registration effected by preparing and filing one or more registration statements in compliance with the Securities Act and pursuant to Rule 415 and the declaration or ordering of effectiveness of such registration statement(s) by the SEC.
s.“Registrable Securities” means any Company Securities currently owned or hereinafter acquired by any Investor; provided, however, that any Registrable Securities shall cease to be Registrable Securities when (i) a Registration Statement with respect to the sale of such securities has become effective under the Securities Act and such securities are disposed of in accordance with such Registration Statement, (ii) such securities are sold in accordance with Rule 144 or an applicable exemption from registration under the Securities Act, (iii) both (A) such securities are eligible to be sold by the holder thereof pursuant to Rule 144 without limitation, restriction or condition (including any holding period, current public information requirement, limitation on volume, manner of sale restrictions or notice requirement) thereunder and (B) all restrictive legends and any “stop transfer” notations, instructions or similar transfer restrictions imposed under securities laws have been removed from such securities or (iv) such securities are sold to the Company. For purposes of calculating any amounts of Registrable Securities, the Convertible Preferred Shares shall be treated as if converted to Conversion Shares.
t.“Registration Statement” means a registration statement or registration statements of the Company filed under the Securities Act covering Registrable Securities and the resale thereof (which shall include, at any particular time, each document incorporated or deemed to be incorporated by reference therein).
u.“Required Investors” means the Investors holding of a majority of the then-outstanding Registrable Securities. For purposes of this Agreement, Registrable Securities held by an Investor and its Affiliates (and/or by investment funds or other entities under common control or management with such Investor) shall be aggregated in determining whether any Investor (or group of Investors) satisfies any ownership threshold, consent right, demand right, or other approval requirement under this Agreement.
v.“Rule 144” means Rule 144 promulgated under the Securities Act or any successor rule.
w.“Rule 415” means Rule 415 promulgated under the Securities Act or any successor rule providing for offering securities on a continuous or delayed basis.
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x.“SEC” means the United States Securities and Exchange Commission.
y.“Underwriter” shall mean a securities dealer who purchases any Registrable Securities as principal in an Underwritten Offering (as defined below) and not as part of such dealer’s market-making activities.
z.“Underwritten Registration” or “Underwritten Offering” shall mean a registration in which securities of the Company are sold to an Underwriter in a firm commitment underwriting for distribution to the public.
2.REGISTRATION.
a.Shelf Registration Statement.
i.The Company shall prepare, and, as soon as reasonably practicable, but in no event later than the Initial Filing Deadline, file with the SEC a Registration Statement on Form S-1 (“Form S-1”) or applicable successor form covering the resale of the Registrable Securities for an offering to be made on a continuous basis pursuant to Rule 415 or, if Rule 415 is not available for offers and sales of the Registrable Securities, by such other means of distribution of Registrable Securities as the Investors may reasonably specify. The Initial Registration Statement prepared pursuant hereto shall register for resale the number of Registrable Securities equal to the Initial Required Registration Amount. The Company shall use commercially reasonable efforts to have the Initial Registration Statement declared effective by the SEC as soon as reasonably practicable, but not later than thirty (30) days after the filing thereof (or ninety (90) days after the filing thereof if the SEC notifies the Company that it will “review” the Initial Registration Statement). The Company shall use commercially reasonable efforts to have the Initial Registration Statement remain continuously effective, and shall prepare and file with the SEC such amendments, including post-effective amendments, and supplements as may be necessary to keep the Initial Registration Statement continuously effective under the Securities Act until the earlier of (A) such date that all Registrable Securities have ceased to be Registrable Securities or (B) such date on which a Registration Statement on Form S-3 (“Form S-3”) (or any successor short form registration statement available for such resale that permits incorporation by reference at least to the same extent as such form) has become effective.
ii.Once the Company shall have qualified for the use of a Registration Statement on Form S-3 (or any successor short form registration statement available for such resale that permits incorporation by reference at least to the same extent as such form), and at such time the Company has an outstanding Registration Statement on Form S-1, the Company will use commercially reasonable efforts to, as promptly as practicable, convert such outstanding Registration Statement on Form S-1 into a Registration Statement on Form S-3. If the Company does not have an outstanding Registration Statement on Form S-1 at such time, the Company will use commercially reasonable efforts to, as soon as reasonably practicable, file a new Registration Statement on Form S-3 (or similar or successor form) covering any then-remaining Registrable Securities. The Company shall use commercially reasonable efforts to have the Registration Statement on Form S-3 remain continuously effective, and shall prepare and file with the SEC such amendments, including post-effective amendments, and supplements as may be necessary to keep the Registration Statement on Form S-3 continuously effective under the Securities Act until the earlier of (A) such date that all Registrable Securities have ceased to be Registrable Securities and (B) such date on which the Investors have sold all of the Registrable Securities covered by such Registration Statement in accordance with such Registration Statement or pursuant to Rule 144.
iii.At any time that a Registration Statement provided for in subsection 2.a.i and subsection 2.a.ii is not available for use by the Investors following such Registration Statement
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being declared effective by the SEC (a “Demand Registration Period”), subject to this subsection 2.a.iii and Section 2.f, at any time and from time to time during such Demand Registration Period, Investors holding Registrable Securities representing in the aggregate at least ten percent (10%) of the Registrable Securities then outstanding (the “Demanding Investors”) shall have the right to make a written demand from time to time to effect one or more Registration Statements under the Securities Act covering all or any part of their Registrable Securities, by delivering a written demand therefor to the Company, which written demand shall describe the amount and type of securities to be included in such Registration and the intended method(s) of distribution thereof. Any such request by any Demanding Investor pursuant to this subsection 2.a.iii is referred to herein as a “Demand Registration Request,” and the registration so requested is referred to herein as a “Demand Registration” (with respect to any Demand Registration, the Demanding Investors making such demand for registration being referred to as the “Initiating Investors”). Subject to Section 2.f, the Demanding Investors shall be entitled to request (and the Company shall be required to effect) an unlimited number of Demand Registrations pursuant to this subsection 2.a.iii. The Company shall give written notice (the “Demand Exercise Notice”) of such Demand Registration Request to each of the Investors of record of Registrable Securities as soon as reasonably practicable but no later than two (2) Business Days after receipt of the Demand Registration Request. The Company, subject to Section 2.f, shall include in a Demand Registration (x) the Registrable Securities of the Initiating Investors and (y) the Registrable Securities of any other Investor of Registrable Securities which shall have made a written request to the Company for inclusion in such registration pursuant to this subsection 2.a.iii (which request shall specify the maximum number of Registrable Securities intended to be disposed of by such Investor) within five (5) days following the receipt of any such Demand Exercise Notice. The Company shall, as expeditiously as possible, but subject to Section 2.f, use its reasonable best efforts to (x) file or confidentially submit with the SEC (no later than (A) sixty (60) days from the Company’s receipt of the applicable Demand Registration Request if the Demand Registration is on Form S-1 or similar long-form registration or (B) thirty (30) days from the Company’s receipt of the applicable Demand Registration Request if the Demand Registration is on Form S-3 or any similar short-form registration), (y) cause to be declared effective as soon as reasonably practicable such Registration Statement under the Securities Act that includes the Registrable Securities which the Company has been so requested to register, for distribution in accordance with the intended method of distribution and (z) if requested by the Initiating Investors, obtain acceleration of the effective date of the Registration Statement relating to such registration.
iv.Subject to Section 2.f, the Demanding Investors may make a written demand from time to time to elect to sell all or any part of their Registrable Securities pursuant to an Underwritten Offering pursuant to a Registration Statement effected pursuant to subsection 2.a.i, subsection 2.a.ii or subsection 2.a.iii above, provided the gross proceeds from such sale are reasonably expected to exceed, in the aggregate, the lower of (A) $25,000,000 and (B) 10% of the aggregate amount of then-outstanding Registrable Securities (the “Minimum Demand Threshold”). Such written demand shall describe the amount and type of securities to be included in such registration, the intended method(s) of distribution thereof and the identity of the Investor(s) making such demand. The Demanding Investors shall make such election by delivering to the Company a written request (a “Shelf Underwriting Request”) for such Underwritten Offering specifying the number of Registrable Securities that the Demanding Investors desire to sell pursuant to such Underwritten Offering (the “Shelf Underwriting”). As soon as reasonably practicable, but no later than two (2) Business Days after receipt of a Shelf Underwriting Request, the Company shall give written notice (the “Shelf Underwriting Notice”) of such Shelf Underwriting Request to the Investors of record of other Registrable Securities registered on such Registration Statement (“Shelf Registrable Securities”). The Company, subject to Section 2.f, shall include in such Shelf Underwriting (A) the Registrable Securities of the Demanding Investors and (B) the Shelf Registrable Securities of any other Investor of Shelf Registrable Securities that shall have made a written request to the Company
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for inclusion in such Shelf Underwriting (which request shall specify the maximum number of Shelf Registrable Securities intended to be disposed of by such Investor) within five (5) days after the receipt of the Shelf Underwriting Notice. The Company shall, as expeditiously as possible (and in any event within fifteen (15) Business Days after the receipt of a Shelf Underwriting Request), but subject to Section 2.f, use its reasonable best efforts to effect such Shelf Underwriting. The Company shall, at the request of any Demanding Investors, file any prospectus supplements, post-effective amendments and otherwise take any action necessary to include therein all disclosure and language deemed necessary or advisable by the Demanding Investors or any other Investor of Shelf Registrable Securities to effect such Shelf Underwriting pursuant a Registration Statement provided for in subsection 2.a.i, subsection 2.a.ii or subsection 2.a.iii hereto. Once a Registration Statement has been declared effective, the Demanding Investors may request, and the Company shall be required to facilitate, (x) not more than five (5) Shelf Underwritings pursuant to this subsection 2.a.iv in the aggregate and (y) not more than two (2) Shelf Underwritings pursuant to this subsection 2.a.iv in any twelve-month period; provided, however, that, in each case, a Shelf Underwriting shall not be counted for such purposes unless a Registration Statement has become effective and all of the Registrable Securities requested by the Demanding Investors to be registered on behalf of the Demanding Investors in such Shelf Underwriting have been sold. Notwithstanding the foregoing, if a Demanding Investor wishes to engage in an underwritten block trade or similar transaction or other transaction with a two-day or less marketing period (collectively, “Underwritten Block Trade”) off of a Registration Statement, then notwithstanding the foregoing time periods, such Demanding Investor need only notify the Company of the Underwritten Block Trade three (3) Business Days prior to the day such offering is to commence. The Company shall give notice to the other Investors of such Underwritten Block Trade as promptly as practicable and in any event within two (2) Business Days after receipt of the Underwritten Block Trade request. Other Investors may elect to participate in such Underwritten Block Trade to the extent practicable given the marketing timetable and securities law considerations; provided that any cutbacks shall be made in accordance with Section 2.c. The Demanding Investor requesting such Underwritten Block Trade shall use commercially reasonable efforts to work with the Company and the Underwriters prior to making such request in order to facilitate preparation of the Registration Statement, Prospectus and other offering documentation related to the Underwritten Block Trade.
b.Legal Counsel. The Company shall be responsible for the fees and documented out-of-pocket costs of one legal counsel to be selected by the Required Investors to review and oversee any registration pursuant to this Section 2 (the “Legal Counsel”).The Company shall reasonably cooperate with Legal Counsel in performing the Company’s obligations under this Agreement.
c.Reduction of Underwritten Offering. If the managing Underwriter or Underwriters in an Underwritten Registration pursuant to a Shelf Underwriting or Demand Registration, in good faith, advise the Company, the Demanding Investors and any other Investors participating in the Underwritten Registration (if any) (the “Requesting Investors”) in writing that the dollar amount or number of Registrable Securities that such Investors desire to sell, taken together with all other shares of Common Stock or other equity securities that the Company desires to sell and the shares of Common Stock, if any, as to which a registration has been requested pursuant to separate written contractual piggy-back registration rights held by any other stockholders who desire to sell, exceeds the maximum dollar amount or maximum number of equity securities that can be sold in the Underwritten Offering without adversely affecting the proposed offering price, the timing, the distribution method, or the probability of success of such offering (such maximum dollar amount or maximum number of such securities, as applicable, the “Maximum Number of Securities”), then the Company shall include in such Underwritten Offering, as follows:
i.first, the Registrable Securities of the Demanding Investors and the Requesting Investors (if any) (pro rata based on the respective number of Registrable Securities that each
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Demanding Investor and Requesting Investor (if any) has requested be included in such Underwritten Registration and the aggregate number of Registrable Securities that the Demanding Investors and Requesting Investors have collectively requested be included in such Underwritten Registration (such proportion is referred to herein as “Pro Rata”)) that can be sold without exceeding the Maximum Number of Securities; provided, that any securities thereby allocated to an Investor that exceed such Investor’s request shall be reallocated among the remaining Investors in like manner;
ii.second, to the extent that the Maximum Number of Securities has not been reached under the foregoing clause (i), the shares of Common Stock or other equity securities the Company is obligated to register pursuant to the Shareholders’ Agreement;
iii.third, to the extent that the Maximum Number of Securities has not been reached under the foregoing clauses (i) and (ii), the shares of Common Stock or other equity securities that the Company desires to sell that can be sold without exceeding the Maximum Number of Securities; and
iv.fourth, to the extent that the Maximum Number of Securities has not been reached under the foregoing clauses (i)-(iii), the shares of Common Stock or other equity securities of other persons or entities that the Company is obligated to register in a registration pursuant to separate written contractual arrangements with such persons and that can be sold without exceeding the Maximum Number of Securities.
d.Demand Registration Withdrawal. A majority-in-interest of the Demanding Investors initiating a Shelf Underwriting or Demand Registration, pursuant to a registration under Section 2.a shall have the right in their sole discretion to withdraw from a registration pursuant to such Demand Registration upon written notification to the Company and the Underwriter or Underwriters (if any) of their intention to withdraw from such registration prior to (i) in the case of a Shelf Underwriting, the filing of a preliminary prospectus supplement setting forth the terms of the Underwritten Offering with the SEC and (ii) in the case of a Demand Registration, the effectiveness of the Registration Statement filed with the SEC with respect to the registration of their Registrable Securities pursuant to such Demand Registration. Notwithstanding anything to the contrary in this Agreement, the Company shall be responsible for the Registration Expenses (as defined herein) incurred in connection with a registration pursuant to a Shelf Underwriting or Demand Registration prior to its withdrawal under this Section 2.d.
e.Piggy-back Registration.
i.Piggy-back Rights. If, at any time on or after the date hereof, the Company proposes to file a registration statement under the Securities Act with respect to an offering of equity securities, or securities or other obligations exercisable or exchangeable for, or convertible into equity securities, for its own account or for the account of stockholders of the Company, other than a registration statement (A) filed in connection with any employee stock option or other benefit plan, (B) for an exchange offer, as part of a merger, consolidation or similar transaction or for an offering of securities solely to the Company’s existing stockholders, (C) for an offering of debt that is convertible into equity securities of the Company, (D) for a dividend reinvestment plan, (E) filed pursuant to Section 2 hereof or (F) filed in connection with an Underwritten Block Trade for its own account, then the Company shall give written notice of such proposed filing to the Investors as soon as reasonably practicable (but not less than [five (5)] Business Days prior to the filing by the Company with the SEC of any Registration Statement with respect thereto; provided that, for any Underwritten Block Trade, [three (3)] Business Days’ notice shall be sufficient), which notice shall (x) describe the amount and type of securities to be included in such offering, the proposed date of filing of such registration statement with the SEC, the intended method(s) of distribution, and the name of the proposed
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managing Underwriter or Underwriters in such offering (if any and if known), and (y) offer to each Investor holding at least five percent (5%) of the Registrable Securities then outstanding (each, a “Piggy-back Eligible Investor”) the opportunity to register the sale of such number of Registrable Securities as such Piggy-back Eligible Investors may request in writing within five (5) Business Days after receipt of such written notice (such registration, a “Piggy-back Registration”); provided that, for any Underwritten Block Trade, such election must be made as promptly as practicable (and in any event within [three (3)] Business Days after receipt of such notice). The Company shall, in good faith, cause such Registrable Securities to be included in such Piggy-back Registration and shall use its best efforts to cause the managing Underwriter or Underwriters of a proposed Underwritten Offering to permit the Registrable Securities requested by the Piggy-back Eligible Investors pursuant to this Section 2.e.i to be included in a Piggy-back Registration on the same terms and conditions as any similar securities of the Company included in such registration and to permit the sale or other disposition of such Registrable Securities in accordance with the intended method(s) of distribution thereof. All such Piggy-back Eligible Investors proposing to distribute their Registrable Securities through an Underwritten Offering under this Section 2.e.i shall enter into an underwriting agreement in customary form with the Underwriter(s) selected for such Underwritten Offering by the Company. The Company may postpone or withdraw the filing or the effectiveness of a Piggy-back Registration at any time in its sole discretion.
ii.Reduction of Piggy-back Registration. If the managing Underwriter or Underwriters in an Underwritten Registration that is to be a Piggy-back Registration, in good faith, advises the Company and the Piggy-back Eligible Investors participating in the Piggy-back Registration in writing that the dollar amount or number of the shares of Common Stock that the Company desires to sell, taken together with (i) the securities of the Company, if any, as to which registration has been demanded pursuant to separate written contractual arrangements with persons or entities other than the Investors hereunder, (ii) the Registrable Securities as to which registration has been requested pursuant to Section 2.e.i hereof, and (iii) the securities of the Company, if any, as to which registration has been requested pursuant to separate written contractual piggy-back registration rights of other stockholders of the Company, exceeds the Maximum Number of Securities, then:
(1)If the registration is undertaken for the Company’s account, the Company shall include in any such registration:
(A)first, the equity securities that the Company desires to sell, which can be sold without exceeding the Maximum Number of Securities;
(B)second, to the extent that the Maximum Number of Securities has not been reached under the foregoing clause (A), the Registrable Securities of Piggy-back Eligible Investors exercising their rights to register their Registrable Securities pursuant to Section 2.e.i hereof, together with any shares of Common Stock or other equity securities the Company is obligated to sell pursuant to the Shareholders’ Agreement, Pro Rata, which can be sold without exceeding the Maximum Number of Securities; provided, that any securities thereby allocated to a Piggy-back Eligible Investor that exceed such Piggy-back Eligible Investor’s request shall be reallocated among the remaining Piggy-back Eligible Investors and sellers pursuant to the Shareholders’ Agreement, in like manner; and
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(C)third, to the extent that the Maximum Number of Securities has not been reached under the foregoing clauses (A) and (B), the equity securities as to which registration has been requested pursuant to written contractual registration rights of other stockholders of the Company, pro rata based on the number of securities each such other stockholder has requested be included (or in accordance with pre-existing contractual obligations of the Company existing as of the date hereof), which can be sold without exceeding the Maximum Number of Securities. Notwithstanding anything to the contrary herein, no registration rights granted by the Company after the date hereof may have priority over Investors in any cutback under this Section 2.e.ii without the prior written consent of the Required Investors.
(2)If the registration is pursuant to a request by persons or entities other than the Piggy-back Eligible Investors, then the Company shall include in any such registration:
(A)first, the equity securities of such requesting persons or entities, which can be sold without exceeding the Maximum Number of Securities;
(B)second, to the extent that the Maximum Number of Securities has not been reached under the foregoing clause (A), the Registrable Securities of Piggy-back Eligible Investors exercising their rights to register their Registrable Securities pursuant to Section 2.e.i, Pro Rata, which can be sold without exceeding the Maximum Number of Securities; provided, that any securities thereby allocated to a Piggy-back Eligible Investor that exceed such Piggy-back Eligible Investor’s request shall be reallocated among the remaining Piggy-back Eligible Investors in like manner;
(C)third, to the extent that the Maximum Number of Securities has not been reached under the foregoing clauses (A) and (B), the equity securities that the Company desires to sell which can be sold without exceeding the Maximum Number of Securities; and
(D)fourth, to the extent that the Maximum Number of Securities has not been reached under the foregoing clauses (A), (B) and (C), the equity securities for the account of other persons or entities that the Company is obligated to register pursuant to separate written contractual arrangements with such persons or entities, pro rata based on the number of securities each such other person or entity has requested be included (or in accordance with pre-existing contractual obligations of the Company existing as of the date hereof), which can be sold without exceeding the Maximum Number of Securities. Notwithstanding anything to the contrary herein, no registration rights granted by the Company after the date hereof may have
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priority over Investors in any cutback under this Section 2.e.ii without the prior written consent of the Required Investors.
iii.Piggy-back Registration Withdrawal. Any Piggy-back Eligible Investor shall have the right to withdraw from a Piggy-back Registration for any or no reason whatsoever upon written notification to the Company and the Underwriter or Underwriters (if any) of his, her or its intention to withdraw from such Piggy-back Registration prior to the effectiveness of the Registration Statement filed with the SEC with respect to such Piggy-back Registration. The Company (in its sole discretion or as the result of a request for withdrawal by persons pursuant to separate written contractual obligations) may postpone or withdraw the filing or effectiveness of a Piggy-back Registration. Notwithstanding anything to the contrary in this Agreement, the Company shall be responsible for the Registration Expenses incurred in connection with the Piggy-back Registration prior to its withdrawal under this Section 2.e.iii.
iv.Unlimited Piggy-back Registration Rights. For purposes of clarity, any registration effected pursuant to Section 2.e hereof shall not be counted as a registration pursuant to a Shelf Underwriting or Demand Registration effected under Section 2.a hereof.
f.Restrictions on Registration Rights. Any deferral or suspension of a Shelf Underwriting, Demand Registration or Piggyback Registration shall be governed exclusively by the Grace Period provisions set forth in Section 3.s and the stop order provisions set forth in Section 3.g. Except as expressly permitted under Section 3.s (Grace Period) and Section 3.g (stop orders), the Company may not delay, defer or refuse to effect any properly requested Shelf Underwriting, Demand Registration or Piggyback Registration.
3.RELATED OBLIGATIONS. At such time as the Company is obligated to file a Registration Statement with the SEC pursuant to Section 2, the Company will use best efforts to effect the registration of the Registrable Securities to permit the intended method of disposition thereof and, pursuant thereto, the Company shall have the following obligations:
a.The Company shall use commercially reasonable efforts to, as soon as reasonably practicable, prepare and file with the SEC a Registration Statement with respect to the applicable Registrable Securities (but in no event later than the applicable filing deadline) and, if necessary, use commercially reasonable efforts to cause such Registration Statement relating to the Registrable Securities to become effective as soon as reasonably practicable after such filing. The Company shall keep each Registration Statement effective pursuant to Rule 415 at all times until the earlier of (i) the date on which the Investors have sold all of the Registrable Securities covered by such Registration Statement in accordance with such Registration Statement or pursuant to Rule 144, (ii) the date that all Registrable Securities have ceased to be Registrable Securities and, (iii) solely in the case of the Initial Registration Statement, the date on which a Registration Statement on Form S-3 has become effective (the “Registration Period”). No Investor shall be named as an “underwriter” in the Registration Statement without such Investor’s prior written consent, except that an Investor may be named as a “statutory underwriter” if such Investor is, or is affiliated with, a broker dealer and states such fact in writing to the Company (unless such Investor represents in writing to the Company that (A) it purchased such securities in the ordinary course of business; and (B) at the time of purchase of the securities being registered for resale, the Investor had no agreements or understandings, directly or indirectly, with any person to distribute the securities); provided, however, that if naming as a statutory underwriter is legally required for the registration and an Investor withholds consent to be so named, the Company may exclude that Investor from that particular registration or offering without prejudice to such Investor’s registration rights under this Agreement for future registrations or offerings. Such Registration Statement (including any amendments or supplements thereto and any Prospectuses (preliminary, final, summary or free
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writing)) contained therein or related thereto shall not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein, or necessary to make the statements therein, in the light of the circumstances in which they were made, not misleading.
b.The Company shall prepare and file with the SEC such amendments (including post-effective amendments) and supplements to a Registration Statement and the Prospectus used in connection with such Registration Statement, as may be necessary to keep such Registration Statement effective at all times during the Registration Period, and, during such period, comply with the provisions of the Securities Act with respect to the disposition of all Registrable Securities of the Company covered by such Registration Statement during the Registration Period. The Company shall promptly notify each Investor of any request by the SEC or any other Governmental Authority, during the period of effectiveness of a Registration Statement, for amendments or supplements to such Registration Statement or related Prospectus or for additional information.
c.The Company shall provide the Initial Registration Statement (which Registration Statement shall contain a “plan of distribution” and a “selling stockholder” section) and all other Registration Statements (and all amendments and supplements to all Registration Statements (except for annual reports on Form 10-K, quarterly reports on Form 10-Q, and current reports on Form 8-K, and any similar or successor reports)) to each Investor at least seven (7) Business Days prior to their filing with the SEC, which documents shall be subject to the reasonable review and comment by each Investor; provided, however, that for prospectus supplements or other documents related to expedited takedowns, including Underwritten Block Trades, such drafts shall be provided as early as practicable and, to the extent practicable, no later than twenty-four (24) hours prior to filing. The Company shall promptly provide to each Investor copies of any correspondence from the SEC to the Company or its representatives relating to any Registration Statement and shall provide each Investor the opportunity to review and comment upon the Company’s responses to any such correspondence.
d.The Company shall provide to each Investor, upon request, without charge, such documents, including copies of any Prospectus (preliminary, final, summary or free writing), as such Investor may reasonably request from time to time in order to facilitate the disposition of the Registrable Securities owned by such Investor.
e.The Company shall use best efforts to (i) register and qualify, unless an exemption from registration and qualification applies, the resale by the Investors of the Registrable Securities covered by a Registration Statement under the securities or applicable state blue sky or state securities laws (“Blue Sky”) laws of all applicable jurisdictions in the United States, (ii) prepare and file in those jurisdictions such amendments (including post-effective amendments) and supplements to such registrations and qualifications as may be necessary to maintain the effectiveness thereof during the Registration Period, (iii) take such other actions as may be necessary to maintain such registrations and qualifications in effect at all times during the Registration Period and (iv) take all other actions reasonably necessary or advisable to qualify the Registrable Securities for sale in such jurisdictions or obtain exemptions from the registration and qualification requirements of such jurisdictions; provided, however, that the Company shall not be required in connection therewith or as a condition thereto to (x) qualify to do business in any jurisdiction where it would not otherwise be required to qualify but for this Section 3.e, (y) subject itself to general taxation in any jurisdiction, or (z) file a general consent to service of process in any jurisdiction in which it is not currently so qualified or subject to general taxation or has not currently so consented. The Company shall promptly notify each Investor of the receipt by the Company of any notification with respect to the suspension of the registration or qualification (or exemption from qualification) of any of the Registrable Securities for sale under the securities or Blue Sky laws of any jurisdiction in the United States or its receipt of actual notice of the initiation or threatening of any proceeding for such purpose.
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f.The Company shall notify each Investor of the happening of any event, as promptly as reasonably practicable after becoming aware of such event, as a result of which, in the case of a Registration Statement, it includes an untrue statement of a material fact or omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading and, in the case of the Prospectus included in a Registration Statement, it includes an untrue statement of a material fact or omission to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, which information shall be accompanied by an instruction to suspend the use of the Registration Statement and the Prospectus until the requisite changes have been made (provided that in each notice the Company shall not disclose any material non-public information to any Investor unless otherwise requested in writing by such Investor which Investor agrees in writing to hold such information in confidence until such time as it is disclosed in the Company’s sole discretion), and, subject to Section 3.s, promptly prepare and file with the SEC a supplement or amendment to such Registration Statement to correct such untrue statement or omission, and deliver a copy of such supplement or amendment to each Investor (or such other number of copies as each Investor may reasonably request). The Company shall also promptly notify each Investor in writing (i) when a Prospectus or any Prospectus supplement or post-effective amendment has been filed, and, if necessary, when a Registration Statement or any post-effective amendment has become effective (promptly providing written notice of such effectiveness to each Investor), (ii) of any request by the SEC for amendments or supplements to a Registration Statement or related Prospectus or related information and (iii) of the Company’s reasonable determination that a post-effective amendment to a Registration Statement would be appropriate. By 9:30 a.m. New York City time on the date following the date any post-effective amendment has become effective, the Company shall file with the SEC in accordance with Rule 424 under the Securities Act the final Prospectus to be used in connection with sales pursuant to such Registration Statement.
g.The Company shall use commercially reasonable efforts to prevent the issuance of any stop order or other suspension of effectiveness of a Registration Statement (other than during an Allowable Grace Period (as defined below)), or the suspension of the qualification of any of the Registrable Securities for sale in any jurisdiction and, if such an order or suspension is issued, to obtain the withdrawal of such order or suspension at the earliest possible time and to notify each Investor of the issuance of such order or suspension and the resolution thereof or its receipt of actual notice of the initiation or threat of any proceeding for such purpose.
h.The Company shall hold in confidence and not make any disclosure of information concerning an Investor provided to the Company unless (i) disclosure of such information is necessary to comply with federal or state securities laws, (ii) the disclosure of such information is necessary to avoid or correct a misstatement or omission in any Registration Statement, (iii) the release of such information is ordered pursuant to a subpoena or order from a court or governmental body of competent jurisdiction, or (iv) such information has been made generally available to the public other than by disclosure in violation of this Agreement or any other agreement. The Company agrees that it shall, upon learning that disclosure of such information concerning an Investor is sought in or by a court or governmental body of competent jurisdiction or through other means, give prompt written notice to such Investor and allow such Investor, at the Investor’s expense, to undertake appropriate action to prevent disclosure of, or to obtain a protective order for, such information.
i.The Company shall use best efforts to cause all the Registrable Securities covered by a Registration Statement to be listed on the primary securities exchange or trading market on which securities of the same class or series issued by the Company are listed, and with the same CUSIP. For the avoidance of doubt, and subject to Section 5, the Company shall pay all fees and expenses in connection with satisfying its obligation under this Section 3.i.
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j.The Company shall cooperate with the Investors that hold Registrable Securities being offered and the Underwriters, if any, and, to the extent applicable, facilitate the timely preparation and delivery of certificates (not bearing any restrictive legend) representing the Registrable Securities to be sold pursuant to a Registration Statement and enable such certificates to be in such names and denominations or amounts, as the case may be, and/or the timely delivery of the Registrable Securities to be sold pursuant to a Registration Statement through the Direct Registration System (DRS) of The Depository Trust Company (the “DTC”) or crediting of the Registrable Securities to be sold pursuant to a Registration Statement to the applicable account (or accounts) with DTC through its Deposit/Withdrawal At Custodian (DWAC) system, in any such case as each Investor may reasonably request.
k.The Company covenants that it will use commercially reasonable efforts to ensure that the Common Stock, the Convertible Preferred Shares and any Conversion Shares are DTC-eligible as promptly as practicable. If any such shares are required to bear a restrictive legend, the Company shall use commercially reasonable efforts to have such shares issued through the facilities of DTC under a restricted CUSIP if feasible, or otherwise in book-entry form. The Company shall use commercially reasonable efforts to remove restrictive legends and stop-transfer instructions as soon as removal is permitted under applicable law, including promptly obtaining and delivering to the transfer agent legal opinions customarily required for legend removal upon the request of the holder.
l.The Company shall provide a transfer agent and registrar for all such Registrable Securities not later than the effective date of the applicable Registration Statement and, will promptly in connection with any sale of Registrable Securities pursuant to such Registration Statement or Rule 144, and, if required by the transfer agent, provide to the transfer agent any authorizations, certificates and directions (including legal opinions) required by the transfer agent which authorize and direct the transfer agent to issue such Registrable Securities without legend in connection with the sale by the holder of such shares of Registrable Securities under such Registration Statement or Rule 144.
m.If requested by an Investor, the Company shall (i) as soon as reasonably practicable, incorporate in a prospectus supplement or post-effective amendment such information as such Investor requests to be included therein relating to the sale and distribution of Registrable Securities, including information with respect to such Investor, the number of Registrable Securities being offered or sold, the purchase price being paid therefor and any other terms of the offering of the Registrable Securities to be sold in such offering; (ii) as soon as reasonably practicable, make all required filings of such prospectus supplement or post-effective amendment after being notified of the matters to be incorporated in such prospectus supplement or post-effective amendment; and (iii) as soon as reasonably practicable, supplement or amend any Registration Statement as reasonably requested by such Investor.
n.The Company shall otherwise use best efforts to comply with all applicable rules and regulations of the SEC in connection with any registration hereunder.
o.To the extent not made by the Underwriters in the case of an Underwritten Offering, the Company shall make such filings with the Financial Industry Regulatory Authority (“FINRA”) pursuant to FINRA Rule 5110 or otherwise (including providing all required information and paying required fees thereto), as and when requested by any Investor, or in the case of an Underwritten Offering, by any Underwriter, and make all other filings and take all other actions reasonably necessary to expedite and facilitate the disposition by the Investors pursuant to a Registration Statement, including promptly responding to any comments received from FINRA.
p.The Company shall enter into such customary agreements (including, in the case of Underwritten Offering, an underwriting agreement) and take such other actions as any of the
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Investors or Underwriters, if any, may reasonably request in order to expedite and facilitate the disposition of the Registrable Securities covered by a Registration Statement.
q.Following the Closing Date, the Company shall use commercially reasonable efforts to remain subject to the reporting requirements of the Exchange Act and to timely file all reports required thereunder. If at any time after the Closing Date, the Common Shares and the Convertible Preferred Shares are not listed on a National Securities Exchange, the Investors holding of a majority of the number of Convertible Preferred Shares outstanding as of the Closing Date may require the Company to use commercially reasonable efforts to cause the Common Shares and, after the Company satisfies applicable listing standards, the Convertible Preferred Shares, to be listed on a National Securities Exchange as soon as reasonably practicable.
r.In the event of an Underwritten Offering:
i.the Company shall obtain for the managing Underwriter or Underwriters of such offering a “cold comfort” letter from the Company’s independent registered public accountants;
ii.the Company shall obtain for the managing Underwriter or Underwriters of such offering an opinion of counsel representing the Company covering legal matters with respect to the registration;
iii.if requested by any Underwriter, the Company shall agree, and shall cause any directors or officers of the Company to agree, to be bound by customary “lock-up” agreements restricting the ability to dispose of Company Securities; and
iv.if reasonably requested by the managing Underwriter(s) (or the initiating Investors acting through the managing Underwriter(s)), the Company shall use commercially reasonable efforts to make available senior executives of the Company to participate in customary ‘road show’ presentations that may be reasonably requested by the managing Underwriter(s).
s.Grace Period.
i.Notwithstanding anything to the contrary in Section 3.f, and subject to the provisions of this Section 3.s and a good faith determination by the Board (or a duly authorized committee thereof) that it is necessary to delay, defer or refuse to effect any registration or suspend the use of any Registration Statement, following the effectiveness of such Registration Statement (and the filings with any federal or state securities commissions), the Company, by written notice to the Investors, may (x) defer its obligation to effect any Shelf Underwriting, Demand Registration or Piggy-back Registration, (y) suspend the use of any Registration Statement covering Registrable Securities, or (z) direct the Investors to suspend sales of the Registrable Securities pursuant to such Registration Statement, in each case for such times as the Company reasonably may determine is necessary and advisable (a “Grace Period”), if (each, a “Grace Period Event”):
(1)such action would require disclosure of material non-public information that the Company has bona fide business purpose for preserving as confidential;
(2)such action would materially interfere with a significant bona fide business opportunity (including the acquisition or disposition of assets (other than in the ordinary course of business)), corporate
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reorganization, or other similar transaction involving the Company; or
(3)such action would render the Company unable to comply with requirements under the Securities Act or the Exchange Act.
ii.The Company shall (A) promptly provide written notice to the Investors of the occurrence giving rise to a Grace Period (provided that, the Company shall not disclose the content of such material non-public information) and the date on which the Grace Period will begin (a “Grace Period Notice”), which Grace Period Notice shall include a statement that the Board (or a duly authorized committee thereof) has made the good faith determination required by Section 3.s.i and shall specify the clause of Section 3.s.i pursuant to which the Grace Period is being invoked, and (B) as soon as such date may be determined, promptly provide written notice to the Investors of the date on which the Grace Period ends (an “End of Grace Period Notice”).
iii.Any Grace Period Notice shall state that such Grace Period shall continue only for so long as the Grace Period Event or its effect is continuing and that the Company is taking all reasonable steps to terminate suspension of the effectiveness of the Registration Statement as promptly as possible. The Investors shall not effect any sales of the Registrable Securities pursuant to such Registration Statement (or such filings) at any time after it has received a Grace Period Notice from the Company and prior to receipt of an End of Grace Period Notice. The Investors may recommence effecting sales of the Registrable Securities pursuant to the Registration Statement (or such filings) upon receipt of an End of Grace Period Notice from the Company, which notice shall be given by the Company promptly following the conclusion of any Grace Period Event.
iv.The delivery of a Grace Period Notice shall be subject to the following conditions: (A) the Company may deliver a Grace Period Notice no more than two (2) times in any calendar year, (B) no single Grace Period shall exceed forty-five (45) consecutive days, (C) the total number of Grace Period days shall not exceed an aggregate of ninety (90) days during any three hundred sixty-five (365) day period, and (D) no Grace Period may begin less than ten (10) trading days after the last day of any prior Grace Period (each Grace Period that satisfies all of the conditions of this Section 3.s.iv being referred to as an “Allowable Grace Period”). For purposes of determining the length of a Grace Period above, the Grace Period shall begin on and include the date the Investors receive a Grace Period Notice and shall end on and include the later of the date the Investors receive the End of Grace Period Notice and the date referred to in such notice. The provisions of Section 3.f hereof shall not be applicable during the period of any Allowable Grace Period. Upon expiration of the Grace Period, the Company shall again be bound by the first sentence of Section 3.f with respect to the information giving rise thereto unless such material non-public information is no longer applicable.
v.Upon the earlier to occur of (A) the Company delivering to the Investors an End of Grace Period Notice or (B) the end of the maximum permissible Grace Period, the Company shall use its commercially reasonable efforts to promptly amend or supplement the Registration Statement on a post-effective basis, if necessary, or to take such action as is necessary to make resumed use of the Registration Statement compatible with the Company’s best interests, as applicable, so as to permit the Investors to resume sales of the Registrable Securities as soon as possible.
4.OBLIGATIONS OF THE INVESTORS.
a.At least ten (10) Business Days prior to the first anticipated filing date of a Registration Statement and at least seven (7) Business Days prior to the filing of any amendment or supplement to a Registration Statement, the Company shall notify each Investor in writing of the
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information, if any, the Company requires from each such Investor if such Investor elects to have any of such Investor’s Registrable Securities included in such Registration Statement or, with respect to an amendment or a supplement, if such Investor’s Registrable Securities are included in such Registration Statement (each, an “Information Request”). Provided that the Company shall have complied with its obligations set forth in the preceding sentence, it shall be a condition precedent to the obligations of the Company to complete the registration pursuant to this Agreement with respect to the Registrable Securities of a particular Investor that, at least five (5) Business Days prior to the anticipated filing date, such Investor shall have furnished to the Company, in response to an Information Request, such information regarding itself, the Registrable Securities held by it and the intended method of disposition of the Registrable Securities held by it as shall be reasonably required to effect the registration of such Registrable Securities.
b.Each Investor, by such Investor’s acceptance of the Registrable Securities, agrees to cooperate with the Company as reasonably requested by the Company in connection with the preparation and filing of any Registration Statement hereunder, unless such Investor has notified the Company in writing of such Investor’s election to exclude all of such Investor’s Registrable Securities from such Registration Statement.
c.Each Investor agrees that, upon receipt of any notice from the Company of the occurrence of any event of the kind described in Section 3.f, Section 3.g, or Section 3.s, such Investor will discontinue disposition of Registrable Securities pursuant to any Registration Statement(s) covering such Registrable Securities until such Investor’s receipt of the copies of the supplemented or amended Prospectus contemplated by Section 3.f or receipt of notice from the Company in writing that no supplement or amendment is required or that the Allowable Grace Period has ended. Notwithstanding anything to the contrary, the Company shall cause its transfer agent to deliver unlegended shares of Common Stock to a transferee of an Investor in connection with any sale of Registrable Securities with respect to which an Investor has entered into a contract for sale prior to the Investor’s receipt of a notice from the Company of the happening of any event of the kind described in Section 3.f, Section 3.g or Section 3.s and for which the Investor has not yet settled.
5.EXPENSES OF REGISTRATION. All expenses, other than underwriting discounts and commissions, incurred in connection with registrations, filings or qualifications pursuant to Section 2 and Section 3, including all registration, listing, FINRA, Blue Sky and qualifications fees, printers and accounting fees, and fees and disbursements of counsel for the Company, as well as all other costs and expenses incurred in connection with the Company’s compliance with its obligations under this Agreement, shall be paid by the Company (including reasonable fees and disbursements of one counsel for the selling holders of Registrable Securities pursuant to Section 2.b) (collectively, “Registration Expenses”). Each Investor shall pay all underwriting discounts and commissions, broker or similar fees and transfer taxes, if any, relating to the sale or disposition of such Investor’s Registrable Securities.
6.PARTICIPATION IN UNDERWRITTEN OFFERINGS. The Company shall have the right to select an Underwriter or Underwriters in connection with any Underwritten Offering initiated by the Company. In connection with any Underwritten Offering pursuant to a Shelf Underwriting initiated by the Demanding Investors (or other Investors entitled to initiate such offering under this Agreement), the Demanding Investors shall have the right to select an Underwriter or Underwriters, subject to the Company’s approval (not to be unreasonably withheld, conditioned or delayed, it being understood that approval shall be deemed given if the proposed Underwriter is a nationally recognized investment bank with experience underwriting offerings of similarly situated issuers). No Person may participate in any Underwritten Offering for equity securities of the Company pursuant to a registration initiated by the Company or a Demanding Investor hereunder unless such person (a) agrees to sell such Person’s securities on
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the basis provided in any underwriting arrangements approved by the Company or the Demanding Investor, as applicable, and (b) completes and executes all customary questionnaires, powers of attorney, indemnities, lock-up agreements, underwriting agreements and other customary documents as may be reasonably required under the terms of such underwriting arrangements.
7.INDEMNIFICATION. In the event any Registrable Securities are included in a Registration Statement:
a.By the Company. To the fullest extent permitted by law, the Company will, and hereby does, indemnify, hold harmless and defend each Investor, and its respective directors, officers, managers, employees and agents, and each Person, if any, who controls any Investor within the meaning of the Securities Act or the Exchange Act (each, an “Indemnified Person”), against any losses, claims, damages, liabilities, judgments, fines, penalties, charges, costs, reasonable and documented attorneys’ fees, amounts paid in settlement, joint or several, and any reasonable and documented expenses (collectively, “Indemnified Damages”), incurred in investigating, preparing or defending any action, claim, suit, proceeding, investigation or appeal taken from the foregoing by or before any court or Governmental Authority or other administrative or regulatory agency or body (including the SEC and any state commission or authority or self-regulatory organization or securities exchange in the United States or elsewhere), whether pending or threatened (each, a “Claim” and collectively, “Claims”), to which any of them may become subject insofar as such Claim (or actions or proceedings, whether commenced or threatened, in respect thereof) or Indemnified Damages arise out of or are based upon: (i) any untrue statement or alleged untrue statement of a material fact in a Registration Statement or any post-effective amendment thereto or in any filing made in connection with the qualification of the offering under the securities or other Blue Sky laws of any jurisdiction in which Registrable Securities are offered, or the omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements made therein not misleading, (ii) any untrue statement or alleged untrue statement of a material fact contained in any Prospectus, including any preliminary Prospectus, free writing Prospectus or final Prospectus (as amended or supplemented, if the Company files any amendment thereof or supplement thereto, and including all information incorporated by reference therein), or the omission or alleged omission to state therein any material fact necessary to make the statements made therein, in the light of the circumstances under which they were made, not misleading or (iii) any violation or alleged violation by the Company of the Securities Act, the Exchange Act, any other law, including any state securities law, or any rule or regulation thereunder relating to the offer or sale of the Registrable Securities pursuant to a Registration Statement (the matters in the foregoing clauses (i) through (iii) being, collectively, “Violations”). Subject to Section 7.c, the Company shall reimburse the Indemnified Persons, promptly as such expenses are incurred and are due and payable, for any legal fees or other reasonable and documented expenses incurred by them in connection with investigating or defending any such Claim. Notwithstanding anything to the contrary contained herein, the indemnification agreement contained in this Section 7.a: (x) shall not apply to a Claim or Indemnified Damages sought by an Indemnified Person to the extent arising out of or based upon a Violation which occurs in reliance upon and in conformity with information furnished in writing to the Company by such Indemnified Person expressly for use in connection with the preparation of the Registration Statement or any such amendment thereof or supplement thereto; and (y) shall not apply to amounts paid in settlement of any Claim if such settlement is effected without the prior written consent of the Company, which consent shall not be unreasonably withheld, conditioned or delayed. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of the Indemnified Person and shall survive any transfer of Registrable Securities by any Investor pursuant to Section 10.
b.By the Investors. In connection with any Registration Statement in which an Investor’s Registrable Securities are included, each such Investor agrees, severally and not jointly, to
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indemnify, hold harmless and defend the Company, each of its directors, each of its officers who signs the Registration Statement, and each Person, if any, who controls the Company within the meaning of the Securities Act or the Exchange Act (each, an “Indemnified Party”), to the same extent and in the same manner as is set forth in Section 7.a with respect to the Indemnified Persons, against any Claim or Indemnified Damages to which any of them may become subject insofar as such Claim or Indemnified Damages arise out of or are based upon: (i) any untrue statement or alleged untrue statement of a material fact in a Registration Statement or any post-effective amendment thereto or in any filing made in connection with the qualification of the offering under the securities or other Blue Sky laws of any jurisdiction in which Registrable Securities are offered, or the omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements made therein not misleading, any Violations, to the extent, and only to the extent, that such Violation occurs in reliance upon and in conformity with written information furnished to the Company by such Investor expressly for use in connection with the preparation of the Registration Statement or any amendment thereof or supplement thereto; and, subject to Section 7.c, such Investor will reimburse any legal or other expenses reasonably incurred by an Indemnified Party in connection with investigating or defending any such Claim; provided, however, that the indemnity agreement contained in this Section 7.b and the agreement with respect to contribution contained in Section 8 shall not apply to amounts paid in settlement of any Claim or Indemnified Damages if such settlement is effected without the prior written consent of such Investor, which consent shall not be unreasonably withheld; provided, further, that an Investor shall be liable under this Section 7.b for only that amount of a Claim or Indemnified Damages as does not exceed the net proceeds to such Investor as a result of the sale of Registrable Securities pursuant to the Registration Statement giving rise to such indemnification obligation. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of such Indemnified Party and shall survive any transfer of Registrable Securities by any Investor pursuant to Section 10.
c.Notice. Promptly after receipt by an Indemnified Person or Indemnified Party under this Section 7 of the written threat of or notice of the commencement of any action or proceeding (including any governmental action or proceeding) involving a Claim or Indemnified Damages, such Indemnified Person or Indemnified Party shall, if a Claim in respect thereof is to be made against any indemnifying party under this Section 7, promptly deliver to the indemnifying party a written notice of the written threat of or notice of the commencement of such action or proceeding; provided that failure to so notify the indemnifying party will not relieve the indemnifying party from any liability it may have to such indemnified party hereunder except to the extent that the indemnifying party is materially prejudiced by such failure. Such notice shall state the nature and the basis of such Claim to the extent then known. In case any such action or proceeding is brought against any Indemnified Party or Indemnified Person and such Indemnified Party or Indemnified Person seeks or intends to seek indemnity from an indemnifying party, the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume control of the defense thereof with counsel mutually satisfactory to the indemnifying party and the Indemnified Person or the Indemnified Party, as the case may be. In any such proceeding, any Indemnified Person or Indemnified Party may retain its own counsel, but the fees and expenses of that counsel will be at the expense of that Indemnified Person or Indemnified Party, as the case may be, unless (i) the indemnifying party and the Indemnified Person or Indemnified Party, as applicable, shall have mutually agreed to the retention of that counsel, (ii) the indemnifying party does not assume the defense of such proceeding in a timely manner or (iii) in the opinion of counsel retained by the Indemnified Person or Indemnified Party, as applicable, the representation by such counsel for the Indemnified Person or Indemnified Party, as applicable, and the indemnifying party would be inappropriate due to actual or potential differing interests between such Indemnified Person or Indemnified Party and any other party represented by counsel to the indemnifying party in such proceeding. The Indemnified Party or Indemnified Person shall reasonably cooperate with the indemnifying party
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in connection with any negotiation or defense of any such action or proceeding or Claim or Indemnified Damages by the indemnifying party and shall furnish to the indemnifying party all information reasonably available to the Indemnified Party or Indemnified Person which relates to such action, proceeding or Claim or Indemnified Damages. The indemnifying party shall keep the Indemnified Party or Indemnified Person fully apprised at all times as to the status of the defense or any settlement negotiations with respect thereto. No indemnifying party shall, without the prior written consent of the Indemnified Party or Indemnified Person, as the case may be, consent to entry of any judgment or enter into any settlement or other compromise with respect to any pending or threatened action or claim in respect of which indemnification or contribution may be or has been sought hereunder (whether or not the Indemnified Party or Indemnified Person is an actual or potential party to such action or claim) which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party or Indemnified Person (as applicable) of a full release from all liability with respect to such Claim or Indemnified Damages or which includes any admission as to fault or culpability on the part of such Indemnified Party or Indemnified Person. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action or proceeding shall not relieve such indemnifying party of any liability to the Indemnified Person or Indemnified Party under this Section 7, except to the extent that the indemnifying party is materially prejudiced in its ability to defend such action or proceeding as a result of such failure.
d.The indemnification required by this Section 7 shall be made by periodic payments of the amount thereof during the course of the investigation or defense, as and when bills are received or Indemnified Damages are incurred. The Indemnified Party or Indemnified Person shall promptly reimburse the indemnifying party for that portion of such fees and expenses applicable to such actions for which such Indemnified Party or Indemnified Person is finally judicially determined to not be entitled to indemnification hereunder.
e.The indemnity agreements contained herein shall be in addition to (i) any cause of action or similar right of the Indemnified Party or Indemnified Person against the indemnifying party or others, and (ii) any liabilities the indemnifying party may be subject to pursuant to the law.
8.CONTRIBUTION. If the indemnification provided for in Section 7 is held by a court to be unavailable or unenforceable in respect of any losses, claims, damages, liabilities or expenses referred to herein, then each applicable indemnifying party, in lieu of indemnifying such Indemnified Party or Indemnified Person, shall contribute to the amount paid or payable by such Indemnified Party or Indemnified Person as a result of such losses, claims, damages, liabilities or expenses in such proportion as is appropriate to reflect the relative fault of the indemnifying party, on the one hand, and of the Indemnified Party or Indemnified Person on the other, in connection with the statements or omissions which resulted in such losses, claims, damages, liabilities or expenses. The relative fault of the indemnifying party, on the one hand, and of the Indemnified Party or Indemnified Person on the other, shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of material fact or the omission or alleged omission to state a material fact relates to information supplied by the indemnifying party or by the Indemnified Party or Indemnified Person, and by such party’s relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. In no event shall the liability of the indemnifying party be greater in amount than the amount which such indemnifying party would have been obligated to pay if indemnification pursuant to Section 7.a or Section 7.b, as applicable, had been available.
9.REPORTS UNDER THE EXCHANGE ACT. With a view to making available to the Investors the benefits of Rule 144, the Company agrees to use commercially reasonable efforts to:
a.make and keep public information available, as those terms are understood and defined in Rule 144;
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b.file with the SEC in a timely manner all reports and other documents required of the Company under the Exchange Act so long as the Company remains subject to such requirements and the filing of such reports and other documents is required for the applicable provisions of Rule 144; and
c.furnish to each Investor, unless otherwise available at no charge by access electronically to the SEC’s Electronic Data Gathering, Analysis, and Retrieval system (or successor thereto), so long as such Investor owns Registrable Securities, promptly upon request, (i) a copy of the most recent annual or quarterly report of the Company and such other reports and documents so filed by the Company and (ii) such other information as may be reasonably requested to permit the Investors to sell such securities pursuant to Rule 144 without registration.
10.ASSIGNMENT OF REGISTRATION RIGHTS. The rights under this Agreement shall be automatically assignable by the Investors (i) in connection with any Permitted Transfer and (ii) to any transferee of all or any portion of Registrable Securities if: (a) the Investor agrees in writing with the transferee or assignee to assign such rights, and a copy of such agreement is furnished to the Company; (b) the Company is furnished with written notice within three (3) Business Days of (i) the name and address of such transferee or assignee, and (ii) the securities with respect to which such registration rights are being transferred or assigned; and (c) the transferee or assignee agrees in writing with the Company to be bound by all of the provisions contained herein.
11.AMENDMENT AND WAIVER. Provisions of this Agreement may be amended and the observance thereof may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Company and the Required Investors. Any amendment or waiver effected in accordance with this Section 11 shall be binding upon each Investor and the Company. No such amendment shall be effective to the extent that it applies to less than all of the Investors. No consideration shall be offered or paid to any Person to amend or consent to a waiver or modification of any provision of any of this Agreement unless the same consideration also is offered to each of the Investors. Notwithstanding the foregoing, a waiver or consent to or departure from the provisions hereof with respect to a matter that relates exclusively to the rights of an Investor whose securities are being sold pursuant to a Registration Statement and that does not directly or indirectly affect, impair, limit or compromise the rights of other Investors may be given solely by such Investor.
12.TERMINATION. The rights of any particular Investor under this Agreement shall terminate with respect to such Investor on the date upon which such Investor no longer holds any Registrable Securities. This Agreement shall terminate on the date on which no Registrable Securities remain issuable or outstanding.
13.MISCELLANEOUS.
a.A Person is deemed to be a holder of Registrable Securities (or a transferee or assignee of Registrable Securities, as applicable) whenever such Person owns or is deemed to own of record such Registrable Securities. If the Company receives conflicting instructions, notices or elections from two or more Persons with respect to the same Registrable Securities, the Company shall act upon the basis of instructions, notice or election received from the registered owner of such Registrable Securities.
b.Any notices, consents, waivers or other communications required or permitted to be given under the terms of this Agreement must be in writing and will be deemed to have been delivered upon receipt, when delivered via email, personally or by a nationally recognized overnight delivery service, in each case properly addressed to the party to receive the same. The addresses for such communications shall be:
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If to the Company:
New Fortress Energy Inc.,
11 W. 19th Street, 8th Floor
New York, New York 10011
Attention: Kevin Sullivan; Matthew Reinhard
With copy to:
Skadden, Arps, Slate, Meagher & Flom LLP
One Manhattan West
New York, New York 10001
Attention: Michael J. Schwartz
If to Investors, at the most current address given by the transfer agent and registrar of the Company Securities.
c.Failure of any party to exercise any right or remedy under this Agreement or otherwise, or delay by a party in exercising such right or remedy, shall not operate as a waiver thereof.
d.All questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be governed by the internal laws of the State of New York, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of New York or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of New York. Each party hereby irrevocably submits to the exclusive jurisdiction of the courts of New York for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is brought in an inconvenient forum or that the venue of such suit, action or proceeding is improper. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof to such party at the address for such notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. If any provision of this Agreement shall be invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall not affect the validity or enforceability of the remainder of this Agreement in that jurisdiction or the validity or enforceability of any provision of this Agreement in any other jurisdiction. EACH PARTY HEREBY IRREVOCABLY WAIVES ANY RIGHT IT MAY HAVE, AND AGREES NOT TO REQUEST, A JURY TRIAL FOR THE ADJUDICATION OF ANY DISPUTE HEREUNDER OR IN CONNECTION HEREWITH OR ARISING OUT OF THIS AGREEMENT OR ANY TRANSACTION CONTEMPLATED HEREBY.
e.This Agreement and the other documents executed in contemplation thereof (the “Transaction Documents”) constitute the entire agreement among the parties hereto with respect to the subject matter hereof and thereof. There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein and therein. This Agreement and the other Transaction Documents supersede all prior agreements and understandings among the parties hereto with respect to the subject matter hereof and thereof.
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f.Subject to the requirements of Section 10, this Agreement shall inure to the benefit of and be binding upon the permitted successors and assigns of each of the parties hereto.
g.The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.
h.This Agreement and any amendments hereto may be executed and delivered in one or more counterparts, and by the different parties hereto in separate counterparts, each of which when executed shall be deemed to be an original, but all of which taken together shall constitute one and the same agreement, and shall become effective when counterparts have been signed by each party hereto and delivered to the other parties hereto, it being understood that all parties need not sign the same counterpart. In the event that any signature to this Agreement or any amendment hereto is delivered by facsimile transmission or by e-mail delivery of a “.pdf” format data file, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile or “.pdf” signature page were an original thereof. No party hereto shall raise the use of a facsimile machine or e-mail delivery of a “.pdf” format data file to deliver a signature to this Agreement or any amendment hereto or the fact that such signature was transmitted or communicated through the use of a facsimile machine or e-mail delivery of a “.pdf” format data file as a defense to the formation or enforceability of a contract and each party hereto forever waives any such defense.
i.Each party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as the other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.
j.The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent and no rules of strict construction will be applied against any party.
k.Each Investor shall have all rights and remedies set forth in the Transaction Documents and all rights and remedies that such Investor has been granted at any time under any other agreement or contract and all of the rights that such Investor has under any law. Any Person having any rights under any provision of this Agreement shall be entitled to enforce such rights specifically (without posting a bond or other security or proving actual damages), to recover damages by reason of any breach of any provision of this Agreement and to exercise all other rights granted by law.
l.This Agreement is intended for the benefit of the parties hereto and their respective permitted successors and assigns and, to the extent provided in Section 7 and Section 8 hereof, each Indemnified Person and Indemnified Party, and is not for the benefit of, nor may any provision hereof be enforced by, any other Person.
m.From the date hereof, the Company shall not grant any Person any registration rights with respect to shares of Common Stock or any other securities of the Company other than registration rights that will not adversely affect the rights of the Investors hereunder (including by limiting in any way the number of Registrable Securities that could be included in any Registration Statement pursuant to Rule 415) and shall not otherwise enter into any agreement that is inconsistent with the rights granted to the Investors hereunder.
n.The Company shall have no further obligations pursuant to this Agreement at such time as no Registrable Securities remain outstanding; provided, however, that the Company’s
26

obligations under Section 7, Section 8 and Section 13 of this Agreement shall remain in full force and effect following such time.
o.The obligations of each Investor hereunder are several and not joint with the obligations of any other Investor, and no provision of this Agreement is intended to confer any obligations on any Investor vis-à-vis any other Investor. Nothing contained herein, and no action taken by any Investor pursuant hereto, shall be deemed to constitute the Investors as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Investors are in any way acting in concert or as a group with respect to such obligations or the transactions contemplated herein.
p.Unless the context otherwise requires, (i) all references to Sections, Schedules or Exhibits are to Sections, Schedules or Exhibits contained in or attached to this Agreement, (ii) each accounting term not otherwise defined in this Agreement has the meaning assigned to it in accordance with GAAP, (iii) words in the singular or plural include the singular and plural, and pronouns stated in either the masculine, the feminine or neuter gender shall include the masculine, feminine and neuter, (iv) the use of the word “including” in this Agreement shall be by way of example rather than limitation and (v) all references to any period of days shall be deemed to be to the relevant number of calendar days unless otherwise specified.
* * * * * *
26

IN WITNESS WHEREOF, the parties have caused this Registration Rights Agreement to be duly executed as of the date first above written.
COMPANY:
NEW FORTRESS ENERGY INC.
By:
Name:    Christopher S. Guinta
Title:    Chief Financial Officer

[Signature Page to Registration Rights Agreement]
27

INVESTORS:

NAME OF INVESTOR:
[●]
[By: [●]]

By:
Name:
Title:

ANNEX F
UNAUDITED PRO FORMA FINANCIAL INFORMATION
On March 17, 2026, New Fortress Energy Inc. (“NFE,” the “Company,” “we,” “our” and “us”) entered into a restructuring support agreement (together with all exhibits, annexes and schedules thereto, the “RSA”) with certain of its lenders and noteholders that contemplates a comprehensive recapitalization transaction (the “Restructuring Transaction”). The Company expects to complete the Restructuring Transaction through restructuring plans promoted by each of two indirect subsidiaries of the Company, (i) NFE Global Holdings Limited (“NFE Global”) and (ii) NFE Brazil Newco Limited (“NFE Brazil Newco”) (each, a “PlanCo”) under Part 26A of the UK Companies Act 2006 (for each PlanCo, the “Restructuring Plan,” and together, the “Restructuring Plans”) and sanctioned by the High Court of Justice in England and Wales (the “High Court”). The PlanCos will seek recognition of the Restructuring Plans in the United States pursuant to chapter 15 of the U.S. Bankruptcy Code.
As part of the Restructuring Transaction, the Company will separate into two independent companies: one comprising the Company’s businesses and assets in Brazil and land in Wyalusing, Pennsylvania (“BrazilCo”), and the other comprising the Company’s remaining businesses and assets, which will be retained by NFE (“CoreCo”). The Company’s existing obligations will be exchanged for a combination of consideration, including:
•100% of the common equity interests in BrazilCo;
•approximately $571.3 million in senior secured term loans incurred by CoreCo (the “New CoreCo Term Loans”);
•convertible preferred stock of CoreCo with an aggregate liquidation preference of $2.46 billion (the “CoreCo Convertible Preferred Stock”);
•such number of shares of Common Stock as is sufficient for the Supporting Creditors to hold 65% of NFE common stock as of the closing date of the Restructuring Transaction;
•$400 million in non-recourse term loans (the “FLNG 2 Term Loans”) incurred or issued by the subsidiary that owns the Company’s FLNG 2 assets (“FLNG 2 Co”); and
•$200 million in non-convertible, preferred equity (the “FLNG 2 Preferred Equity”) issued by FLNG 2 Co.
The Company has reflected the exchange of its existing obligations for the consideration described above in the unaudited pro forma condensed consolidated financial statements in a manner consistent with management’s current expectation that such exchange will be accounted for as a troubled debt restructuring, a debt extinguishment or a debt modification based on the analysis performed on a lender-by-lender basis, under accounting principles generally accepted in the United States of America (“US GAAP”). In addition, the Restructuring Transaction contemplates certain other negotiated arrangements with unsecured creditors, which are reflected in the accompanying unaudited pro forma condensed consolidated financial statements.
In connection with the separation, certain intercompany balances, loans and other arrangements between BrazilCo and CoreCo will be terminated or eliminated, and the net intercompany claim between BrazilCo and CoreCo will be replaced with a new receivable due to CoreCo.
The following unaudited pro forma condensed consolidated financial statements (which we refer to as the “pro forma financial statements”) have been prepared from the Company’s historical consolidated financial statements, adjusted to give effect to the Restructuring Transaction. The unaudited pro forma condensed consolidated financial statements also give effect to the proposed 1-for-50 reverse stock split described in this Proxy Statement in connection with the Restructuring Transaction.
The Restructuring Transaction is expected to close by the third quarter of 2026, subject to the satisfaction of certain conditions, including the High Court’s entry of an order sanctioning the Restructuring Plans and the recognition of that order in the United States pursuant to chapter 15 of the U.S. Bankruptcy Code, completion of definitive documents acceptable to the parties in accordance with standards set forth in the RSA, approval of certain matters by the Company’s stockholders, receipt of required regulatory and third-party consents and approvals, and satisfaction of certain process “milestones.”
The unaudited pro forma condensed consolidated balance sheet as of December 31, 2025 reflects the Company’s financial position as if the Restructuring Transaction had occurred on December 31, 2025. The unaudited pro forma condensed consolidated income statement for the year ended December 31, 2025 gives effect to the Restructuring Transaction as if it were completed on January 1, 2025. The unaudited pro forma condensed consolidated income statements for the years ended December 31, 2025, 2024 and 2023 reflect the removal of BrazilCo as discontinued operations for all periods presented. The adjustments reflected in the

“BrazilCo Separation” column represent the removal of assets, liabilities, equity and results of operations attributable to BrazilCo, which qualifies for discontinued operations presentation in accordance with ASC 205-20, Presentation of Financial Statements - Discontinued Operations, under US GAAP.
The unaudited pro forma condensed consolidated financial statements have been prepared based on information currently available and certain assumptions that management believes are reasonable, as further described in the accompanying notes to the unaudited pro forma condensed consolidated financial statements. They are not intended to be a complete representation of the Company’s financial position or results of operations had the Restructuring Transaction occurred as of the period indicated. In addition, the unaudited pro forma condensed consolidated financial statements are provided for illustrative and informational purposes only and are not necessarily indicative of the Company’s future results of operations or financial condition had the Restructuring Transaction and related transactions been completed on the date assumed. The unaudited pro forma condensed consolidated financial statements and the notes thereto should be read in conjunction with the audited historical financial statements of the Company, the accompanying notes and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2025 filed with the SEC on April 13, 2026, as amended by the Company’s Annual Report on Form 10-K/A filed with the SEC on April 30, 2026.
The preparation of the unaudited pro forma condensed consolidated financial statements includes transaction accounting adjustments that are based on reasonable estimates and assumptions further described in the accompanying notes. These transaction accounting adjustments are preliminary, subject to further revision as additional information becomes available and additional analyses are performed and have been made solely for the purpose of providing the unaudited pro forma condensed consolidated financial statements.

New Fortress Energy Inc.
Unaudited Pro Forma Condensed Consolidated Balance Sheet
As of December 31, 2025
(in thousands)

	Historical NFE Inc.	BrazilCo Separation (Note 2)	NFE Inc. Continuing Operations	Transaction accounting adjustments (Note 3)	Notes	Pro Forma
Assets
Current assets
Cash and cash equivalents	$226,453	$(35,933)	$190,520	$(7,500)	(g)	$183,020
Restricted cash	130,489	(90,105)	40,384	—		40,384
Receivables, net of allowances	451,962	(185,515)	266,447	—		266,447
Inventory	119,447	(19,662)	99,785	—		99,785
Prepaid expenses and other current assets	400,347	(22,053)	378,294	(18,878)	(a)	359,416
Total current assets	1,328,698	(353,268)	975,430	(26,378)		949,052
Construction in progress	3,593,971	(1,904,620)	1,689,351	—		1,689,351
Property, plant and equipment, net	4,892,737	(327,962)	4,564,775	(88,085)	(h)	4,476,690
Right-of-use assets	411,817	(6,223)	405,594	—		405,594
Intangible assets, net	187,596	(149,845)	37,751	—		37,751
Other non-current assets, net	140,804	—	140,804	—		140,804
Total assets	$10,555,623	$(2,741,918)	$7,813,705	$(114,463)		$7,699,242

Liabilities
Current liabilities
Current portion of long-term debt and short-term borrowings	$7,073,477	$(1,248,535)	$5,824,942	$(5,678,223)	(a)(g)(h)	$146,719
Accounts payable	731,619	(97,372)	634,247	—		634,247
Accrued liabilities	597,776	(122,006)	475,770	(172,423)	(a)(g)(i)	303,347
Current lease liabilities	72,257	(313)	71,944	—		71,944
Other current liabilities	177,809	(35,286)	142,523	—		142,523
Total current liabilities	8,652,938	(1,503,512)	7,149,426	(5,850,646)		1,298,780
Long-term debt	1,105,442	(587,807)	517,635	1,137,176	(b)(e)(g)(h)	1,654,811
Non-current lease liabilities	318,819	(5,965)	312,854	—		312,854
Deferred tax liabilities, net	76,502	(56,445)	20,057	22,315	(p)	42,372
Other long-term liabilities	92,291	(1,071)	91,220	(5,061)	(p)	86,159
Total liabilities	10,245,992	(2,154,800)	8,091,192	(4,696,216)		3,394,976

Commitments and contingencies

Convertible preferred stock, par value $0.01	—	—	—	2,459,269	(c)	2,459,269
Redeemable non-controlling interest	—	—	—	200,000	(f)	200,000
Total mezzanine equity	—	—	—	2,659,269		2,659,269

Stockholders' equity
Class A common stock	2,845	—	2,845	7,357	(d)	10,202
Additional paid-in capital	1,776,306	—	1,776,306	(613,405)	(c)(d)(f)(j)	1,162,901
(Accumulated deficit) retained earnings	(1,650,592)	(534,379)	(2,184,971)	2,528,532	(j)	343,561
Accumulated other comprehensive income	54,088	(47,852)	6,236	—		6,236
Total stockholders’ equity attributable to NFE	182,647	(582,231)	(399,584)	1,922,484		1,522,900
Non-controlling interest	126,984	(4,887)	122,097	—		122,097
Total stockholders’ equity	309,631	(587,118)	(277,487)	1,922,484		1,644,997
Total liabilities, mezzanine equity and stockholders’ equity	$10,555,623	$(2,741,918)	$7,813,705	$(114,463)		$7,699,242

New Fortress Energy Inc.
Unaudited Pro Forma Condensed Consolidated Income Statement
For the year ended December 31, 2025
(in thousands, except share and per share data)

	Historical NFE Inc.	BrazilCo Separation (Note 2)	NFE Inc. Continuing Operations	Transaction accounting adjustments (Note 3)	Notes	Pro Forma
Operating revenue	$1,179,508	$(203,872)	$975,636	$—		$975,636
Vessel charter revenue	190,504	—	190,504	—		190,504
Contract novation income	6,366	—	6,366	—		6,366
Other revenue	127,659	—	127,659	—		127,659
Total revenues	1,504,037	(203,872)	1,300,165	—		1,300,165

Operating expenses
Cost of sales (exclusive of depreciation and amortization shown separately below)	918,603	(90,853)	827,750	—		827,750
Vessel operating expenses	26,594	—	26,594	—		26,594
Operations and maintenance	218,511	(13,973)	204,538	—		204,538
Selling, general and administrative	307,442	(84,060)	223,382	—		223,382
Transaction and integration costs	161,756	(6,108)	155,648	62,461	(i)	218,109
Depreciation and amortization	203,508	(31,693)	171,815	(7,046)	(h)	164,769
Goodwill impairment expense	598,110	—	598,110	—		598,110
Asset impairment expense	860,865	(25,479)	835,386	—		835,386
(Gain) loss on sale, net	(670,938)	—	(670,938)	46,322	(h)	(624,616)
Total operating expenses	2,624,451	(252,166)	2,372,285	101,737		2,474,022
Operating (loss)	(1,120,414)	48,294	(1,072,120)	(101,737)		(1,173,857)
Interest expense	777,845	(117,985)	659,860	(254,021)	(g)(h)(l)(m)	405,839
Other (income), net	(147,593)	124,089	(23,504)	—		(23,504)
Loss (gain) on extinguishment of debt, net	19,937	(392)	19,545	(527,093)	(k)	(507,548)
Gain on restructuring of debt	—	—	—	(1,464,360)	(g)(k)	(1,464,360)
(Loss) income before income taxes	(1,770,603)	42,582	(1,728,021)	2,143,737		415,716
Tax provision	61,350	(25,998)	35,352	17,255	(p)	52,607
Net (loss) income	$(1,831,953)	$68,580	$(1,763,373)	$2,126,482		$363,109

Net (loss) income attributable to common stockholders	$(1,844,910)	$81,777	$(1,763,133)	$2,126,482		$363,349

Net (loss) per share – basic	$(6.63)				(o)	$(0.73)
Net (loss) per share – diluted	$(6.63)				(o)	$(0.73)

Weighted average number of shares outstanding – basic	278,474,487				(n)	808,938,021
Weighted average number of shares outstanding – diluted	278,474,487				(n)	808,938,021

Give effect to assumed 1-for-50 reverse stock split:
Net loss per share – basic	$(331.25)				(o)	$(36.65)
Net loss per share – diluted	$(331.25)				(o)	$(36.65)

Weighted average number of shares outstanding – basic	5,569,490				(n)	16,178,760
Weighted average number of shares outstanding – diluted	5,569,490				(n)	16,178,760

New Fortress Energy Inc.
Unaudited Pro Forma Condensed Consolidated Income Statement
For the year ended December 31, 2024
(in thousands, except share and per share data)

	Historical NFE Inc.	BrazilCo Separation (Note 2)	Pro Forma
Operating revenue	$1,697,464	$(3,339)	$1,694,125
Vessel charter revenue	209,386	—	209,386
Contract novation income	295,558	—	295,558
Other revenue	156,536	—	156,536
Total revenues	2,358,944	(3,339)	2,355,605

Operating expenses
Cost of sales (exclusive of depreciation and amortization shown separately below)	1,065,181	(1,579)	1,063,602
Vessel operating expenses	33,372	—	33,372
Operations and maintenance	170,763	(1,473)	169,290
Selling, general and administrative	293,378	(47,026)	246,352
Transaction and integration costs	12,279	(535)	11,744
Depreciation and amortization	158,791	(21,028)	137,763
Asset impairment expense	16,494	(478)	16,016
Loss on sale of assets, net	80,207	—	80,207
Total operating expenses	1,830,465	(72,119)	1,758,346
Operating income	528,479	68,780	597,259
Interest expense	316,337	(71,488)	244,849
Other expense, net	116,308	(116,138)	170
Loss on extinguishment of debt, net	270,063	(24,956)	245,107
(Loss) income before income taxes	(174,229)	281,362	107,133
Tax provision	70,308	14,420	84,728
Net (loss) income	$(244,537)	$266,942	$22,405

Net (loss) attributable to common stockholders	$(272,256)	$266,942	$(5,314)

Net (loss) per share – basic	$(1.25)		$(0.02)
Net (loss) per share – diluted	$(1.26)		$(0.02)

Weighted average number of shares outstanding – basic	217,578,487		217,578,487
Weighted average number of shares outstanding – diluted	218,622,419		218,622,419

Give effect to assumed 1-for-50 reverse stock split:
Net loss per share – basic	$(62.57)		$(1.22)
Net loss per share – diluted	$(62.27)		$(1.22)

Weighted average number of shares outstanding – basic	4,351,570		4,351,570
Weighted average number of shares outstanding – diluted	4,372,448		4,372,448

New Fortress Energy Inc.
Unaudited Pro Forma Condensed Consolidated Income Statement
For the year ended December 31, 2023
(in thousands, except share and per share data)

	Historical NFE Inc.	BrazilCo Separation (Note 2)	Pro Forma
Operating revenue	$2,060,212	$(37,230)	$2,022,982
Vessel charter revenue	252,343	(3,328)	249,015
Other revenue	78,050	—	78,050
Total revenues	2,390,605	(40,558)	2,350,047

Operating expenses
Cost of sales (exclusive of depreciation and amortization shown separately below)	879,221	(23,192)	856,029
Vessel operating expenses	45,439	66	45,505
Operations and maintenance	175,559	(5,519)	170,040
Selling, general and administrative	203,385	(20,791)	182,594
Transaction and integration costs	6,946	(122)	6,824
Depreciation and amortization	161,424	(8,276)	153,148
Asset impairment expense	10,958	—	10,958
(Gain) on sale of assets, net	(27,978)	—	(27,978)
Total operating expenses	1,454,954	(57,834)	1,397,120
Operating income	935,651	17,276	952,927
Interest expense	284,019	(31,846)	252,173
Other expense, net	10,408	41,433	51,841
Income before income from equity method investments and income taxes	641,224	7,689	648,913
Income from equity method investments	9,972	—	9,972
Tax provision	102,972	(16,650)	86,322
Net income	$548,224	$24,339	$572,563

Net income attributable to common stockholders	$547,230	$24,339	$571,569

Net income per share – basic	$2.66		$2.78
Net income per share – diluted	$2.65		$2.77

Weighted average number of shares outstanding – basic	205,942,837		205,942,837
Weighted average number of shares outstanding – diluted	206,481,977		206,481,977

Give effect to assumed 1-for-50 reverse stock split:
Net income per share– basic	$132.86		$138.77
Net income per share – diluted	$132.51		$138.41

Weighted average number of shares outstanding – basic	4,118,857		4,118,857
Weighted average number of shares outstanding – diluted	4,129,640		4,129,640

NOTES TO THE UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL INFORMATION
Note 1 – Basis of Presentation
The unaudited pro forma condensed consolidated financial statements are based on the historical consolidated financial statements of the Company as adjusted to give effect to the Restructuring Transaction. The unaudited pro forma condensed consolidated balance sheet as of December 31, 2025 gives effect to the Restructuring Transaction as if it were completed on December 31, 2025. The unaudited pro forma condensed consolidated income statement for the year ended December 31, 2025 gives effect to the Restructuring Transaction as if it were completed on January 1, 2025. The unaudited pro forma condensed consolidated income statements for the years ended December 31, 2025, 2024, and 2023 reflect the removal of the results of operations attributable to BrazilCo for all periods presented. The unaudited pro forma condensed consolidated financial statements have been prepared in a manner consistent with management’s current expectation that the exchange of certain of the Company’s existing funded debt obligations contemplated by the RSA will be accounted for as a troubled debt restructuring under US GAAP. The determination of whether a transaction should be accounted for as a troubled debt restructuring is dependent on whether a concession is granted by the creditors, among other factors. The determination of whether a concession is granted requires the determination of the fair value of the various instruments, including equity instruments provided to the creditors. The estimation of the fair values of these instruments requires judgment and the Company's management has utilized assumptions based on the best available information and inputs. The fair values may change significantly as the assumptions and inputs are updated through the date of closing of the Restructuring Transaction, which could change the determination of whether a concession was granted, the measurement of the carrying value to record the new debt instruments and the measurement of any gains and losses. The final accounting for the Restructuring Transaction, including related valuation conclusions, remains subject to change based on the final terms of the definitive agreements and the final lender elections that will govern the debt and equity to be issued as part of the Restructuring Transaction and completion of management’s accounting analysis and valuation procedures.
The Restructuring Transaction and the related adjustments are described in the accompanying notes to the unaudited pro forma condensed consolidated financial statements. In the opinion of the Company’s management, all material adjustments have been made that are necessary to present the significant effects of the Restructuring Transaction, in accordance with Article 11 of Regulation S-X, Pro Forma Financial Information. The unaudited pro forma condensed consolidated financial statements do not purport to be indicative of the financial position or results of operations of the Company that would have occurred if the Restructuring Transaction had occurred on the dates indicated, nor are they indicative of the Company’s future financial position or results of operations.
Note 2 – BrazilCo Separation Adjustments
These adjustments reflect the elimination of assets, liabilities, equity and operations attributable to BrazilCo. This disposal meets the criteria for BrazilCo to be presented as discontinued operations in accordance with ASC 205-20, Presentation of Financial Statements – Discontinued Operations. Land in Wyalusing, Pennsylvania is excluded from these adjustments as this component does not meet the criteria for discontinued operations presentation.
Note 3 - Transaction Accounting Adjustments
The transaction accounting adjustments are based on estimates and assumptions that the Company’s management believes are reasonable. These transaction accounting adjustments include those adjustments that are directly attributable to the Restructuring Transaction and factually supportable. The final accounting for the Restructuring Transaction may differ materially from the pro forma adjustments presented herein. These transaction accounting adjustments are described below:
(a) Reflects the derecognition of certain of the Company’s existing funded debt obligations that are expected to be exchanged pursuant to the RSA. The aggregate carrying amount of such obligations removed was $5,842.9 million, inclusive of related accrued interest. Related unamortized deferred financing costs, unamortized discount and unamortized premium were also derecognized.
(b) Reflects the issuance of New CoreCo Term Loans with an outstanding principal balance of $571.3 million and a carrying value of $704.7 million. The New CoreCo Term Loans are initially recorded at carrying value, which includes $119.1 million of future interest payments and other contingent payments as required from the application of troubled debt restructuring accounting under US GAAP for a group of the lenders receiving New CoreCo Term Loans. The carrying value also includes a $14.3 million adjustment relating to debt premium and deferred financing costs for the group of lenders where troubled debt restructuring accounting is not applied.

The aggregate principal amount may be increased by up to $35.0 million (after giving effect to any original issue discount) to the extent necessary to satisfy the minimum liquidity condition, which requires CoreCo to have consolidated liquidity of not less than $100.0 million beginning on the effective date of the Restructuring Transaction. No such increase has been reflected in the transaction accounting adjustments.
(c) Reflects the issuance of CoreCo Convertible Preferred Stock with an aggregate liquidation preference of $2,459.3 million. The CoreCo Convertible Preferred Stock is classified as mezzanine equity as it contains redemption features that may be outside the Company’s control. The CoreCo Convertible Preferred Stock is recorded at its redemption value as the instrument will be currently redeemable upon issuance. The CoreCo Convertible Preferred Stock is initially recorded at its estimated fair value of $1,675.2 million, and, as the instrument is currently redeemable, an accretion adjustment of $784.1 million is immediately recorded to present the CoreCo Convertible Preferred Stock at redemption value. The day one accretion is treated as a deemed dividend within equity and, accordingly, is not reflected in the unaudited pro forma condensed consolidated income statement.
If not already redeemed, the instrument will mandatorily convert on the third anniversary of the closing date into shares of NFE common stock representing 87% of the fully diluted common stock of NFE as of the closing date of the Restructuring Transaction.
(d) Reflects the issuance of CoreCo common stock. Under the RSA, creditors will receive shares representing 65% of NFE common stock outstanding at closing, before giving effect to any incentive plan and before any conversion of the CoreCo Convertible Preferred Stock. Existing stockholders will retain shares representing 35% on that same basis.
(e) Reflects the issuance by FLNG 2 Co of FLNG 2 Term Loans with an outstanding principal balance of $400.0 million and a carrying value of $436.5 million. The FLNG 2 Term Loans are initially recorded at carrying value, which includes $35.8 million of future interest payments and other contingent payments as required from the application of troubled debt restructuring accounting under US GAAP for a group of the lenders receiving FLNG 2 Term Loans. The carrying value also includes a $0.7 million adjustment relating to debt premium and deferred financing costs for the group of lenders where troubled debt restructuring accounting is not applied.
(f) Reflects the issuance of FLNG 2 Preferred Equity with an aggregate liquidation preference upon issuance of $200.0 million. The FLNG 2 Preferred Equity is classified as mezzanine equity because it contains redemption features that may be outside the Company’s control. The FLNG 2 Preferred Equity is presented at its redemption value as the instrument will be currently redeemable upon issuance. The FLNG 2 Preferred Equity is initially recorded at its estimated fair value of $101.1 million, and as the instrument is currently redeemable, an accretion adjustment of $98.9 million is immediately recorded to present the FLNG 2 Preferred Equity at redemption value. The day one accretion is treated as a deemed dividend within equity, and accordingly, is not reflected in the unaudited pro forma condensed consolidated income statement.
(g) Reflects the settlement of certain obligations under the Company's EB-5 loan agreement, including the derecognition of $99.0 million of existing obligations and $2.4 million of accrued interest associated with such obligations. All of the assets associated with the Company's ZeroParks hydrogen project, including $7.5 million of cash, will be transferred to the creditors, and the Company will issue a new unsecured note with an outstanding principal balance of $22.5 million and a carrying value of $39.4 million. The assets of the ZeroParks hydrogen project were impaired during the year ended December 31, 2025, and as such, this settlement results in a gain of $54.5 million. The carrying value of the new unsecured note incorporates certain adjustments for the accounting of anticipated troubled debt restructuring under US GAAP to include the future interest payments and other contingent payments of $16.9 million. This adjustment is preliminary and may change based on the final terms of the agreements.
(h) Reflects the impact of amendments to certain charter and related support arrangements with Energos, including reduced hire rates for certain vessels and the cancellation and termination of the Company’s forward-starting charter agreement of the NR Satu. As the charter agreements with Energos are accounted for as a failed sale leaseback, the adjustments to the charter rate result in reductions to interest expense in the pro forma condensed consolidated income statement. Additionally, the termination of the forward starting charter for the NR Satu is expected to result in the sale of this vessel for accounting purposes, reducing property, plant and equipment and associated long-term debt. The amendments result in a reduction of $88.1 million related to property, plant and equipment, $43.5 million related to long-term debt, as well as a reclassification from long-term debt to short-term debt of $1.8 million. The adjustment also results in decreases of $7.0 million related to depreciation expense, $32.6 million related to interest expense, as well as a $46.3 million loss on sale.

(i) Reflects estimated transaction costs expected to be incurred in connection with the Restructuring Transaction, including legal, advisory, professional, financing and other implementation costs. These costs are nonrecurring. The unaudited pro forma condensed consolidated balance sheet as of December 31, 2025 reflects an accrual of approximately $110.8 million in accrued liabilities for certain fees contemplated by the Restructuring Transaction, including a success fee payable to certain advisors upon consummation of the Restructuring Transaction. The unaudited pro forma condensed consolidated income statement for the year ended December 31, 2025 reflects $62.5 million of such costs as if incurred during the period. The remaining expected transaction fees of $48.3 million are either incorporated as a reduction to the principal balance or as a reduction to the gain on restructuring of debt.
The Restructuring Transaction also contemplates (i) a fee payable to certain consenting creditors in consideration for agreeing to forbear from exercising remedies prior to consummation of the Restructuring Transaction (the “Standstill Fee”) and (ii) a 0.75% fee on the principal amount of eligible debt, payable in kind in the form of restructuring consideration (the “Early Consent Fee”). The Standstill Fee and Early Consent Fee are settled by issuing additional New CoreCo Term Loans and CoreCo Convertible Preferred Stock, respectively, and as such, are not reflected in the transaction costs above.
(j) Reflects the net effect to retained earnings and additional paid-in capital of (i) the transaction accounting adjustments in the amount of $1,839.3 million and (ii) the gain on the separation of BrazilCo of $75.8 million, based on the carrying value of the BrazilCo business disposed of and the estimated fair value of the BrazilCo common equity distributed to certain creditors. Since the unaudited pro forma condensed consolidated income statements only include continuing operations, the estimated gain on the separation is not included in any period presented. The gain on the separation of BrazilCo is nonrecurring.
(k) Reflects (i) the gain on troubled debt restructuring of $1,409.9 million, representing the excess of the carrying amount of the restructured debt over the sum of (a) the fair value of any equity issued to existing lenders and (b) the total future undiscounted cash payments on debt issued to such lenders, and (ii) the gain on debt extinguishment of $527.1 million, representing the difference between the carrying amount of the debt obligations derecognized and the estimated fair value of the related consideration issued, reduced by any lender fees and third party costs incurred. The gain on troubled debt restructuring and the gain on debt extinguishment are nonrecurring
(l) Reflects the reduction in historical interest expense of $450.8 million for the year ended December 31, 2025 associated with debt instruments derecognized or settled in connection with the Restructuring Transaction, including obligations settled under the Company’s EB-5 loan agreement.
(m) Reflects interest expense of $229.4 million for the year ended December 31, 2025 associated with newly issued debt instruments contemplated by the Restructuring Transaction, including New CoreCo Term Loans and FLNG 2 Term Loans. As a portion of the New CoreCo Term Loans and the FLNG 2 Term Loans were accounted for as a troubled debt restructuring, the future interest payments were included in the carrying value of the debt on the unaudited pro forma condensed consolidated balance sheet. As such, no interest expense will be recognized in the unaudited pro forma condensed consolidated income statement for these creditors.
(n) The pro forma weighted-average shares outstanding for the period have been calculated as if the Restructuring Transaction had occurred on January 1, 2025. The unaudited pro forma condensed consolidated income statements present share and per-share amounts both before and after giving effect to the assumed 1-for-50 reverse stock split.
The pro forma weighted-average shares outstanding reflect (i) historical weighted-average shares outstanding and (ii) the issuance of shares of NFE common stock to holders of existing debt pursuant to the RSA.
The CoreCo Convertible Preferred Stock issued in connection with the Restructuring Transaction is included in the calculation of diluted earnings per share using the if-converted method, under which the preferred stock is assumed to have converted into NFE common stock at the beginning of the period, to the extent the effect is dilutive. The assumed conversion is based on the terms of the instrument and gives effect to the assumed 1-for-50 reverse stock split.
The following table presents the calculation of the pro forma weighted-average number of shares of NFE common stock outstanding.

Year Ended December 31, 2025
Weighted-average NFE shares outstanding – historical	278,474,487
Shares issued to holders of existing debt pursuant to the Restructuring Transaction	530,463,534

Pro forma consolidated weighted-average number of shares outstanding – basic	808,938,021
Pro forma consolidated weighted average number of shares of common stock – diluted	808,938,021

Give effect to assumed 1-for-50 reverse stock split:
Pro forma consolidated weighted-average number of shares outstanding – basic	16,178,760
Pro forma consolidated weighted average number of shares of common stock – diluted	16,178,760
(o) Pro forma net income attributable to common stockholders used in basic earnings per share reflects the impact of the CoreCo Convertible Preferred Stock issued in connection with the Restructuring Transaction, including (i) cumulative preferred dividends, which accrue through quarterly increases to liquidation preference at cumulative per annum rates of 3.0%, 5.0% and 7.0% in each of the three years prior to conversion, and (ii) accretion of the CoreCo Convertible Preferred Stock to redemption value, which is treated as a deemed dividend. Pro forma net income attributable to common stockholders used in basic earnings per share also reflects the impact of the FLNG 2 Preferred Equity issued in connection with the Restructuring Transaction, which is classified as redeemable non-controlling interest in mezzanine equity, including accretion to its redemption value.
For diluted earnings per share, the CoreCo Convertible Preferred Stock is evaluated under the if-converted method. Because the assumed conversion of the CoreCo Convertible Preferred Stock would be antidilutive for the period presented, the related preferred dividends and accretion have not been added back in calculating diluted earnings per share. The FLNG 2 Preferred Equity was not considered in the calculation of diluted earnings per share because it does not contain a conversion feature into common stock.
The following table reconciles the numerators of pro forma basic and diluted net (loss) per common share (in thousands).

Year Ended December 31, 2025
Pro forma consolidated net income	$363,109
Add: Net loss attributable to noncontrolling interest	1,544
Less: Preferred dividends on CoreCo Convertible Preferred Stock	(74,612)
Less: Accretion of CoreCo Convertible Preferred Stock to redemption value	(784,038)
Less: Accretion of redeemable non-controlling interest to redemption value	(98,948)
Pro forma consolidated net (loss) attributable to common stockholders – basic	$(592,945)
Pro forma consolidated net (loss) attributable to common stockholders – diluted	$(592,945)
(p) Reflects the income tax effect of the pro forma pre-tax adjustments which resulted in an increase to deferred tax expense for the utilization of U.S. tax attributes against the related income, partially offset by a release of the U.S. valuation allowance against certain of those attributes.
The RSA also contemplates certain post-closing arrangements, including a transition services agreement, management incentive plans and the termination or elimination of certain intercompany balances and arrangements between BrazilCo and CoreCo, including arrangements that may result in a new receivable due to CoreCo. No pro forma adjustment has been reflected for these items because the related terms are not finalized.

Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLYTHIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. T00372-P53672 NEW FORTRESS ENERGY INC. 111 WEST 19TH STREET 8TH FLOOR NEW YORK, NY 10011 ! ! ! For All Withhold All For All Except For Against Abstain To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below. &#9; Nominees: 01)&#9; Charles M. Sledge 02)&#9; Katherine E. Wanner NOTE: The Board of Directors may consider and act upon any other business properly presented at the Annual Meeting. If a proxy is properly executed, then the shares will be voted either in the manner you indicate, or if no direction is indicated, in the manner directed by the Board of Directors (including with respect to any matter not specified above that is properly presented at the Annual Meeting and any adjournment or postponement thereof). For detailed instructions on how to register and attend the meeting, please see the Proxy Statement. 2.&#9; To ratify the appointment of Ernst & Young LLP as the independent registered public accounting firm for New Fortress Energy Inc. (the "Company") for the fiscal year ending December 31, 2026. 3.&#9; To approve and adopt an amendment to the Company's Certificate of Incorporation to (a) declassify the Board of Directors, (b) provide for the election of directors by a majority of the total votes that may be cast in the election of directors by holders of all issued and outstanding shares of the Company entitled to vote, (c) increase the minimum size of the Board of Directors from one director to three directors, (d) provide that holders of shares of the Company's Class A Common Stock will not be entitled to vote on any amendment to the Certificate of Incorporation that relates solely to the terms of one or more outstanding series of shares of preferred stock or other classes or series of capital stock if the holders of such affected classes or series are entitled to vote thereon pursuant to the Certificate of Incorporation or pursuant to the General Corporation Law of the State of Delaware, (e) provide for exculpation of certain of the Company's officers from liability to the extent permitted by Delaware law, (f) remove any and all references to the shares of the Company's Class B Common Stock, (g) effect a reverse stock split of the issued and outstanding shares of Class A Common Stock, at a reverse split ratio of 1-for-50, and (g) approve the proposed Amended Certificate of Incorporation, inclusive of all changes in connection with the foregoing proposals. 4.&#9; To approve, for the purposes of complying with Nasdaq Listing Rule 5635(d), and for all other relevant purposes, the potential issuance of shares of Class A Common Stock in excess of 20% of our outstanding shares of Class A Common Stock. 6.&#9; To adjourn the Annual Meeting to a later date or dates, if necessary or appropriate, to permit further solicitation and vote of proxies if there are insufficient votes to approve any of Proposals 1-6 at the time of the Annual Meeting. 5.&#9; To approve an amendment and restatement of the Company's 2019 Omnibus Incentive Plan. 1.&#9; Election of Class I Directors NEW FORTRESS ENERGY INC. The Board of Directors recommends you vote FOR the following: The Board of Directors recommends you vote FOR the following proposals: Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer. ! !! ! !! ! !! ! !! ! !! SCAN TO VIEW MATERIALS & VOTEw VOTE BY INTERNET - www.proxyvote.com or scan the QR Barcode above Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time on June 16, 2026. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time on June 16, 2026. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

T00373-P53672 Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice and Proxy Statement and Annual Report are available at www.proxyvote.com NEW FORTRESS ENERGY INC. Annual Meeting of Stockholders June 17, 2026 9:00 AM Eastern Time This proxy is solicited by the Board of Directors The stockholder(s) hereby appoint(s) Christopher S. Guinta and Kevin Sullivan, or either of them, as proxy holders, each with the power to appoint his substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of Class A Common Stock of NEW FORTRESS ENERGY INC. that the stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholders to be held at 9:00 AM, Eastern Time on June 17, 2026 at Skadden, Arps, Slate, Meagher & Flom LLP and Affiliates, One Manhattan West, New York, NY 10001, and any adjournment or postponement thereof. THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED BY THE STOCKHOLDER(S). IF NO SUCH DIRECTIONS ARE MADE, THIS PROXY WILL BE VOTED (i) "FOR" THE ELECTION OF THE NOMINEES LISTED ON THE REVERSE SIDE FOR THE BOARD OF DIRECTORS (ii) "FOR" PROPOSALS 2-6. Please mark, sign, date and return this Proxy Card promptly using the enclosed reply envelope. Continued and to be signed on reverse side